As filed with the Securities and Exchange Commission on December 29, 1995.

                                                                  File Nos.
                                                                  33-11444
                                                                  811-4986

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

   Pre-Effective Amendment No.

         Post-Effective Amendment No.  17                      (X)

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

         Amendment No.  19                                     (X)

                  FRANKLIN INVESTORS SECURITIES TRUST
            (Exact Name of Registrant as Specified in Charter)

        777 MARINERS ISLAND BLVD., SAN MATEO, CA  94404
      (Address of Principal Executive Offices)  (Zip Code)

Registrant's Telephone Number, Including Area Code (415) 312-2000

 Harmon E. Burns, 777 Mariners Island Blvd., San Mateo, CA  94404
       (Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box) [ ] immediately upon filing pursuant to paragraph (b)
[ ] on December 12, 1995 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(i)
[x] on March 1, 1996 pursuant to paragraph (a) of rule 485
[ ] 75 days after filing pursuant to paragraph (a)(ii)
[ ] on (date) pursuant to paragraph (a)(ii) of rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Adjustable Rate Securities Portfolios (the Master Funds) has executed this registration statement.

Declaration Pursuant to Rule 24f-2. The Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 Notice for the issuer's most recent fiscal year was filed on December 28, 1995.

Calculation of Registration Fee Under the Securities Act of 1933

Title of                      Proposed                            Amount
Securities   Amount           Maximum            Proposed         of
Being        Being          Offering Price       Aggregate        Offering
Registered   Registered*      Per Share          Price*           Fee*

Beneficial  22,268,534         $16.27           $289,996    $100
Interest      shares

*Registrant elects to calculate the maximum aggregate offering price pursuant to Rule 24e-2. 55,917,003 shares were redeemed during the fiscal year ended October 31, 1995. 33,666,293 shares were used for reductions pursuant to Paragraph (d) of Rule 24f-2 during the current year. 22,250,710 shares is the amount of redeemed shares used for reduction in this amendment. Pursuant to 457(d) under the Securities Act of 1933, the maximum public offering price of $16.27 per share on December 20, 1995, is the price used as the basis for these calculations. The maximum public offering price per share varies and, thus, may be higher or lower than $16.27 in the future. While no fee is required for the 22,250,710 shares, the registrant has elected to register, for $100, an additional $289,996 of shares (approximately 17,824 shares at $16.27 per share).

As part of its initial registration statement, the registrant has elected to register an indefinite number of shares pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended, and hereby continues such election. The registrant filed the notice required by Rule 24f-2 for its most recent fiscal year on December 28, 1995.


                     FRANKLIN INVESTORS SECURITIES TRUST
                            CROSS REFERENCE SHEET
                                  FORM N-1A

                  Part A: Information Required in Prospectus
                    (Franklin Convertible Securities Fund)

N-1A                                      Location in
Item No.       Item                       Registration Statement

1.             Cover Page                   Cover Page

2.             Synopsis                     "Expense Table"

3.             Condensed Financial          "Financial Highlights - How Has
               Information                  the Fund Performed?"; "How Does
                                            the Fund Measure Performance?"

4.             General Description          "What is the Franklin  Convertible
                                            Securities Fund?"; "How Does the
                                            Fund Invest Its Assets?"; "What
                                            Are the Fund's Potential Risks?";
                                            "General Information"

5.             Management of the Fund       "Who Manages the Fund?"

5A.            Management's Discussion of   Contained in Registrant's Annual
               Fund Performance             Report to Shareholders

6.             Capital Stock and Other      "What Distributions Might I
               Securities                   Receive from the Fund?"; "How
                                            Taxation Affects You and the
                                            Fund"; "General Information"

7.             Purchase of Securities       "Who Manages the Fund?"; "How Do I
                                            Buy Shares?"; "How Taxation
                                            Affects You and the Fund?"; "What
                                            Programs and Privileges Are
                                            Available to Me as a
                                            Shareholder?"; "What If My
                                            Investment Outlook Changes? -
                                            Exchange Privilege"; "How Are Fund
                                            Shares Valued?"

8.             Redemption or Repurchase     "How Do I Sell Shares?"; "What if
                                            My Investment Outlook Changes? -
                                            Exchange Privilege"; "Telephone
                                            Transactions"; "How Do I Get More
                                            Information About My Investment?"

9.             Pending Legal Proceedings    Not Applicable

                     FRANKLIN INVESTORS SECURITIES TRUST
                            CROSS REFERENCE SHEET
                                  FORM N-1A

                  Part A: Information required in Prospectus
        (Franklin Short-Intermediate U.S. Government Securities Fund)

N-1A                                      Location in
Item No.      Item                         Registration Statement

1.             Cover Page                   Cover Page

2.             Synopsis                     "Expense Table"

3.             Condensed Financial          "Financial Highlights - How Has
               Information                  the Fund Performed?"; "How Does
                                            the Fund Measure Performance?"

4.             General Description          "What is the Franklin
                                            Short-Intermediate U.S. Government
                                            Securities Fund?"; "How Does the
                                            Fund Invest Its Assets?"; "What
                                            Are the Fund's Potential Risks?";
                                            "General Information"

5.             Management of the Fund       "Who Manages the Fund?"

5A.            Management's Discussion of   Contained in Registrant's Annual
               Fund Performance             Report to Shareholders

6.             Capital Stock and Other      "What Distributions Might I
               Securities                   Receive from the Fund?"; "How
                                            Taxation Affects You and the
                                            Fund?"; "General Information"

7.             Purchase of Securities       "Who Manages the Fund?"; "How Do I
                                            Buy Shares?"; "How Taxation
                                            Affects You and the Fund"; "What
                                            Programs and Privileges Are
                                            Available to Me as a
                                            Shareholder?"; "What If My
                                            Investment Outlook Changes? -
                                            Exchange Privilege"; "How Are Fund
                                            Shares Valued?"

8.             Redemption or Repurchase     "How Do I Sell Shares?"; "What if
                                            My Investment Outlook Changes -
                                            Exchange Privilege"; "Telephone
                                            Transactions"; "How Do I Get More
                                            Information About My Investment?"

9.             Pending Legal Proceedings    Not Applicable

                     FRANKLIN INVESTORS SECURITIES TRUST
                            CROSS REFERENCE SHEET
                                  FORM N-1A

                  Part A: Information Required in Prospectus
            (Franklin Adjustable U.S. Government Securities Fund)

N-1A                                  Location in the
Item No.      Item                      Registration Statement

1.             Cover Page                   Cover Page

2.             Synopsis                     "Expense Table"

3.             Condensed Financial          "Financial Highlights - How Has
               Information                  the Fund Performed?"; "How Does
                                            the Fund Measure Performance?"

4.             General Description          "What is the Franklin Adjustable
                                            U.S. Government Securities Fund?";
                                            "How Does the Fund Invest Its
                                            Assets?"; "What Are The Fund's
                                            Potential Risks?"; "General
                                            Information"

5.             Management of the Fund       "Who Administers The Fund?"

5A.            Management's Discussion of   Contained in Registrant's Annual
               Fund Performance             Report to Shareholders

6.             Capital Stock and Other      "What Distributions Might I
               Securities                   Receive from the Fund?"; "How
                                            Taxation Affects You and the
                                            Fund"; "General Information"

7.             Purchase of Securities       "Who Administers the Fund?"; "How
                                            Do I Buy Shares?"; "How Taxation
                                            Affects You and the Fund?"; "What
                                            Programs and Privileges Are
                                            Available to Me as a
                                            Shareholder?"; "What If My
                                            Investment Outlook Changes? -
                                            Exchange Privilege"; "How Are Fund
                                            Shares Valued?"

8.             Redemption or Repurchase     "How Do I Sell Shares?"; "What if
                                            My Investment Outlook Changes? -
                                            Exchange Privilege"; "Telephone
                                            Transactions"; "How Do I Get More
                                            Information About My Investment?"

9.             Pending Legal Proceedings    Not Applicable


                     FRANKLIN INVESTORS SECURITIES TRUST
                            CROSS REFERENCE SHEET
                                  FORM N-1A

                  Part A: Information Required in Prospectus
                        (Franklin Equity Income Fund)

N-1A                                  Location in
Item No.      Item                      Registration Statement

1.             Cover Page                   Cover Page

2.             Synopsis                     "Expense Table"

3.             Condensed Financial          "Financial Highlights - How Has
               Information                  the Fund Performed?"; "How Does
                                            the Fund Measure Performance?"

4.             General Description          "What is the Franklin Equity
                                            Income Fund?"; "How Does the Fund
                                            Invest Its Assets?"; "What Are the
                                            Fund's Potential Risks?"; "General
                                            information"

5.             Management of the Fund       "Who Manages the Fund?"

5A.            Management's Discussion of   Contained in Registrant's Annual
               Fund Performance             Report to Shareholders

6.             Capital Stock and Other      "What Distributions Might I
               Securities                   Receive From the Fund?"; "How
                                            Taxation Affects You and the
                                            Fund"; "General Information"

7.             Purchase of Securities       "Who Manages the Fund?"; "How Do I
                                            Buy Shares?"; "How Taxation
                                            Affects You and the Fund"; "What
                                            Programs and Privileges Are
                                            Available to Me as a
                                            Shareholder?"; "What If My
                                            Investment Outlook Changes? -
                                            Exchange Privilege"; "How Are Fund
                                            Shares Valued?"

8.             Redemption or Repurchase     "How Do I Sell Shares?"; "What If
                                            My Investment Outlook Changes? -
                                            Exchange Privilege"; "Telephone
                                            Transactions"; "How Do I Get More
                                            Information About My Investment?"

9.             Pending Legal Proceedings    Not Applicable

                     FRANKLIN INVESTORS SECURITIES TRUST
                            CROSS REFERENCE SHEET
                                  FORM N-1A

                  Part A: Information Required in Prospectus
                   (Franklin Global Government Income Fund)

N-1A                                   Location in
Item No.      Item                       Registration Statement

1.             Cover Page                   Cover Page

2.             Synopsis                     "Expense Table"

3.             Condensed Financial          "Financial Highlights - How Has
               Information                  the Fund Performed?"; "How Does
                                            the Fund Measure Performance?"

4.             General Description          "What is the Franklin Global
                                            Government Income Fund?"; "How
                                            Does the Fund Invest Its Assets?";
                                            "What Are The Fund's Potential
                                            Risks?"; "General Information"

5.             Management of the Fund       "Who Manages the Fund?"

5A.            Management's Discussion of   Contained in Registrant's Annual
               Fund Performance             Report to Shareholders

6.             Capital Stock and Other      "What Distributions Might I
               Securities                   Receive From the Fund?"; "How
                                            Taxation Affects You and the
                                            Fund"; "General Information"

7.             Purchase of Securities       "Who Manages the Fund?"; "How Do I
                                            Buy Shares?"; "How Taxation
                                            Affects You and the
                                            Fund?"; "What Programs and
                                            Privileges are Available to Me as
                                            a Shareholder?"; "What If My
                                            Investment Outlook Changes? -
                                            Exchange Privilege"; "How Are Fund
                                            Shares Valued?"

8.             Redemption or Repurchase     "How Do I Sell Shares?"; "What if
                                            My Investment Outlook Changes? -
                                            Exchange Privilege"; "Telephone
                                            Transactions"; "How Do I Get More
                                            Information About My Investment?"

9.             Pending Legal Proceedings    Not Applicable

                     FRANKLIN INVESTORS SECURITIES TRUST
                            CROSS REFERENCE SHEET
                                  FORM N-1A

                  Part A: Information Required in Prospectus
                  (Franklin Adjustable Rate Securities Fund)

N-1A                                  Location in
Item No.      Item                      Registration Statement

1.             Cover Page                   Cover Page

2.             Synopsis                     "Expense Table"

3.             Condensed Financial          "Financial Highlights - How Has
               Information                  the Fund Performed?"; "How Does
                                            the Fund Measure Performance?"

4.             General Description          "What is the Franklin Adjustable
                                            Rate Securities Fund?"; "How Does
                                            the Fund Invest Its Assets?";
                                            "What Are the Fund's Potential
                                            Risks?"; "General Information"

5.             Management of the Fund       "Who Administers the Fund?"

5A.            Management's Discussion of   Contained in Registrant's Annual
               Fund Performance             Report to Shareholders

6.             Capital Stock and Other      "What Distributions Might I
               Securities                   Receive From the Fund?"; "How
                                            Taxation Affects You and the
                                            Fund"; "General Information"

7.             Purchase of Securities       "Who Administers the Fund?"; "How
                                            Do I Buy Shares?"; "How Taxation
                                            Affects You and the Fund?"; "What
                                            Programs and Privileges Are
                                            Available to Me as a
                                            Shareholder?"; "What If My
                                            Investment Outlook Changes? -
                                            Exchange Privilege"; "How Are Fund
                                            Shares Valued?"

8.             Redemption or Repurchase     "How Do I Sell Shares?"; "What If
                                            My Investment Outlook Changes? -
                                            Exchange Privilege"; "Telephone
                                            Transactions"; "How Do I Get More
                                            Information About My Investment?"

9.             Pending Legal Proceedings    Not Applicable

                       Part B: Information Required in
                     Statement of Additional Information

    (Franklin Short-Intermediate U.S. Government Securities Fund, Franklin
        Convertible Securities Fund, and Franklin Equity Income Fund)

                                    Location in
Item No.    Item                    Registration Statement

10.            Cover Page                   Cover Page

11.            Table of Contents            Contents

12.            General Information and      "General Information"
               History

13.            Investment Objectives and    "How Does each Fund Invest Its
               Policies                     Assets?"; "What Are the Funds'
                                            Potential Risks?"

14.            Management of the Fund       "Trustees and Officers"

15.            Control Persons and          "Trustees and Officers"; "General
               Principal Holders of         Information"
               Securities

16.            Investment Advisory and      "Investment Advisory and Other
               Other Services               Services"; "The Fund's Underwriter"

17.            Brokerage Allocation         "How Do the Funds Purchase
                                            Securities For Their Portfolios?"

18.            Capital Stock and Securities See Prospectuses "General
                                            Information"

19.            Purchase, Redemption and     "How Do I Buy and Sell Shares?";
               Pricing of Securities Being  "How Are Fund Shares Valued?"
               Offered

20.            Tax Status                   "Additional Information Regarding
                                            Taxation"

21.            Underwriters                 "The Funds' Underwriter"

22.            Calculation of Performance   "General Information"
               Data

23.            Financial Statements         "Financial Statements"


                       Part B: Information Required in
                     Statement of Additional Information

 (Franklin Adjustable U.S. Government Securities Fund and Franklin Adjustable
                            Rate Securities Fund)

                                     Location in
Item No.   Item                      Registration Statement

10.           Cover Page                      Cover Page

11.           Table of Contents               Contents

12.           General Information and History "General Information"

13.           Investment Objectives and       "How Do the Funds Invest Their
              Policies                        Assets?"; "Investment
                                              Restrictions"

14.           Management of the Fund          "Trustees and Officers"

15.           Control Persons and Principal   "Trustees and Officers";
              Holders of Securities           "General Information"

16.           Investment Advisory and Other   "Administration and Other
              Services                        Services"; "The Funds'
                                              Underwriter"

17.           Brokerage Allocation            "How Do the Portfolios Purchase
                                              Securities For Their Portfolio?"

18.           Capital Stock and Securities    See Prospectuses "General
                                              Information"

19.           Purchase, Redemption and        "How Do I Buy and Sell Shares?";
              Pricing of Securities Being     "How Are Fund Shares Valued?"
              Offered

20.           Tax Status                      "Additional Information
                                              Regarding Taxation"

21.           Underwriters                    "The Funds' Underwriter"

22.           Calculation of Performance Data "General Information"

23.           Financial Statements            "Financial Statements"

                       Part B: Information Required in
                     Statement of Additional Information

                   (Franklin Global Government Income Fund)

                                    Location in
Item No.    Item                    Registration Statement

10.            Cover Page                   Cover Page

11.            Table of Contents            Contents

12.            General Information and      "General Information"
               History

13.            Investment Objectives and    "How Does the Fund Invest It's
               Policies                     Assets?"; "What Are the Fund's
                                            Potential Risks?"

14.            Management of the Fund       "Trustees and Officers"

15.            Control Persons and          "Trustees and Officers"; "General
               Principal Holders of         Information"
               Securities

16.            Investment Advisory and      "Investment Advisory and Other
               Other Services               Services"; "The Funds' Underwriter"

17.            Brokerage Allocation         "How Does the Fund Purchase
                                            Securities For It's Portfolio?"

18.            Capital Stock and Securities See Prospectus "General
                                            Information"

19.            Purchase, Redemption and     "How Do I Buy and Sell Shares?";
               Pricing of Securities Being  "How Are Fund Shares Valued?"
               Offered

20.            Tax Status                   "Additional Information Regarding
                                            Taxation"

21.            Underwriters                 The Funds' Underwriter"

22.            Calculation of Performance   "General Information"
               Data

23.            Financial Statements         "Financial Statements"

FRANKLIN
CONVERTIBLE
SECURITIES FUND

FRANKLIN INVESTORS SECURITIES TRUST



PROSPECTUS   MARCH 1, 1996



777 MARINERS ISLAND BLVD., P.O. BOX 7777
SAN MATEO, CA 94403-7777  1-800/DIAL BEN

Franklin Investors Securities Trust (the "Trust") is an open-end management investment company consisting of both diversified and non-diversified series. Each series of the Trust in effect represents a separate fund with its own investment objective and policies with varying possibilities for income or capital appreciation, and subject to varying market risks. Through the different series, the Trust attempts to satisfy different investment objectives.

This Prospectus pertains only to the Franklin Convertible Securities Fund (the "Fund"), a diversified series whose investment objective is to maximize total return, consistent with reasonable risk, by seeking to optimize capital appreciation and high current income under varying market conditions. The Fund seeks to achieve this objective primarily through investing in convertible securities as described in detail in this Prospectus. There can, of course, be no assurance that the Fund's objective will be achieved.




The Fund offers two classes of shares: Franklin Convertible Securities Fund - Class I ("Class I") and Franklin Convertible Securities Fund - Class II ("Class II"). You can choose between Class I shares, which generally bear a higher front-end sales charge and lower ongoing Rule 12b-1 distribution fees ("Rule 12b-1 fees"), and Class II shares, which generally have a lower front-end sales charge and higher ongoing Rule 12b-1 fees. You should consider the differences between the two classes, including the impact of sales charges and Rule 12b-1 fees, in choosing the more suitable class given your anticipated investment amount and time horizon. See "How Do I Buy Shares? - Differences Between Class I and Class II."

This Prospectus is intended to set forth in a clear and concise manner information about the Fund that you should know before investing. After reading the Prospectus, you should retain it for future reference; it contains information about the purchase and sale of shares and other items which you will find useful to have.

A Statement of Additional Information (the "SAI") concerning the Fund and two other series of the Trust, dated March 1, 1996 as may be amended from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to you. It has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. A copy is available without charge from the Fund or the Fund's principal underwriter, Franklin/Templeton Distributors, Inc. ("Distributors"), at the address or telephone number shown above.




SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.




THE FUND MAY INVEST UP TO 100% OF ITS PORTFOLIO IN NON-INVESTMENT GRADE BONDS, COMMONLY KNOWN AS "JUNK BONDS", ISSUED BY BOTH U.S. AND FOREIGN ISSUERS, WHICH ENTAIL DEFAULT AND OTHER RISKS GREATER THAN THOSE ASSOCIATED WITH HIGHER RATED SECURITIES. INVESTORS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND IN LIGHT OF THE SECURITIES IN WHICH THE FUND INVESTS. SEE "WHAT ARE THE FUND'S POTENTIAL RISKS?"




THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY
REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM THE UNDERWRITER.

CONTENTS                                  PAGE


Expense Table




Financial Highlights - How Has the Fund Performed?

What Is the Franklin Convertible Securities Fund?

How Does the Fund Invest Its Assets?

What Are the Fund's Potential Risks?

Who Manages the Fund?

What Distributions Might I Receive from the Fund?

How Taxation Affects You and the Fund

How Do I Buy Shares?

What Programs and Privileges Are Available to Me as a Shareholder?

What If My Investment Outlook Changes? - Exchange Privilege

How Do I Sell Shares?

Telephone Transactions

How Are Fund Shares Valued?

How Do I Get More Information About My Investment?

How Does the Fund Measure Performance?

General Informations

Registering Your Account

Important Notice Regarding
  Taxpayer IRS Certifications

Appendix

EXPENSE TABLE

The purpose of this table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly in connection with an investment in the Fund. These figures are based on the aggregate operating expenses of Class I shares for the fiscal year ended October 31, 1995.


                                                                        CLASS I           CLASS II
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases (as a
percentage of offering price)                                         4.50%                       1.00%+
Deferred Sales Charge                                                 None++                     1.00%+++
Exchange Fee (per transaction)
                                                                      $5.00*                       $5.00*

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
Management Fees                                                        0.63%                        0.63%
Rule 12b-1 Fees                                                        0.21%**                      1.00%**
Other Expenses:
  Shareholder servicing fees                                0.07%                        0.07%
   Registration and filing fees                             0.04%                        0.04%
   Other                                                    0.07%                        0.07%
                                                            -----                        -----
Total Other Expenses                                                              0.18%                     0.18%***
                                                                                  -----                     --------
Total Fund Operating Expenses                                                     1.02%                        1.81%
                                                                                  =====                        =====

+Although Class II has a lower front-end sales charge than Class I, over time the higher Rule 12b-1 fees for Class II may cause you to pay more for Class II shares than for Class I shares. Given the maximum front-end sales charge and the rate of Rule 12b-1 fees of each class, it is estimated that this will take less than six years if you maintain total shares valued at less than $100,000 in the Franklin Templeton Funds. If your investments in the Franklin Templeton Funds are valued at $100,000 or more, you will reach the crossover point more quickly. See "How Do I Buy Shares? - Purchase Price of Fund Shares" for the definition of Franklin Templeton Funds and similar references.

++Class I investments of $1 million or more are not subject to a front-end sales charge; however, a contingent deferred sales charge of 1% is generally imposed on certain redemptions within a "contingency period" of 12 months of the calendar month of such investments. See "How Do I Sell Shares? - Contingent Deferred Sales Charge."

+++Class II shares redeemed within a "contingency period" of 18 months of the calendar month of such investments are subject to a 1% contingent deferred sales charge. See "How Do I Sell Shares? - Contingent Deferred Sales Charge."

*$5.00 fee imposed only on Timing Accounts as described under "What If My Investment Outlook Changes? - Exchange Privilege." All other exchanges are processed without a fee.

**The maximum amount of Rule 12b-1 fees allowed pursuant to the Class I distribution plan is 0.25% and pursuant to the Class II distribution plan is 1%. See "Who Manages the Fund? - Plans of Distribution." Consistent with National Association of Securities Dealers, Inc.'s rules, it is possible that the combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charges permitted under those same rules.

***"Other Expenses" for Class II shares are estimates based on the actual expenses incurred by Class I shares for the fiscal year ended October 31, 1995.

You should be aware that the above table is not intended to reflect in precise detail the fees and expenses associated with an investment in the Fund. Rather, the table has been provided only to assist you in gaining a more complete understanding of fees, charges and expenses. For a more detailed discussion of these matters, you should refer to the appropriate sections of this Prospectus.

EXAMPLE

As required by SEC regulations, the following example illustrates the expenses, including the maximum front-end sales charge and applicable contingent deferred sales charge, that apply to a $1,000 investment in the Fund over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period.

                        ONE YEAR               THREE YEARS            FIVE YEARS            TEN YEARS
CLASS I                 $55*                   $76                    $99                   $165
CLASS II                $38                    $66                    $107                  $221

*Assumes that a contingent deferred sales charge will not apply to Class I shares.

You would pay the following expenses on the same investment, assuming no redemption.

                        ONE YEAR               THREE YEARS            FIVE YEARS            TEN YEARS
CLASS II                $28                    $66                    $107                  $221

THIS EXAMPLE IS BASED ON THE AGGREGATE ANNUAL OPERATING EXPENSES SHOWN ABOVE AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. The operating expenses are borne by the Fund and only indirectly by you as a result of your investment in the Fund. In addition, federal securities regulations require the example to assume an annual return of 5%, but the Fund's actual return may be more or less than 5%.

FINANCIAL HIGHLIGHTS - HOW HAS THE FUND PERFORMED?

Set forth below is a table containing the financial highlights for a share of Class I of the Fund from the effective date of the registration statement through each of the fiscal years ended January 31, 1993, the nine months ended October 31, 1993 and each of the two fiscal year ended October 31, 1995; and for a share of Class II of the Fund from its inception (October 1, 1995) through fiscal year ended October 31, 1995. The information for each of the periods ended in 1991 to October 31, 1995 has been audited by Coopers & Lybrand L.L.P., independent auditors, whose audit report appears in the financial statements in the Fund's Annual Report to Shareholders dated October 31, 1995. The remaining figures, which are also audited, are not covered by the auditors' current report. See "Reports to Shareholders" under "General Information" in this Prospectus."






                     Per Share Operating Performance+                                Ratios/Supplemental Data
       ------------------------------------------------------------                  -------------------------
                                                 Distri-    Distri-                                               Ratio of Net
      Net Asset         Net Realized             butions    butions         Net Asset       Net Assets Ratio of   Investment
      Values at  Net   & Unrealized   Total From From Net   From    Total   Values          at End    Expenses    Income   Portfolio
PeriodBeginningInvestmentGains(Losses)Investment Investment Capital Distri- at End  Total   of Year   to Average  to AverageTurnover
Ended of Year  Income  on Securities  Operations Income     Gains   butions of Year Return++(in 000's)Net Assets**Net Assets  Rate

Class I

19881 $10.00   $.58     $(1.168)      $ (.588)  $(.312)    $  --    $(.312)  $ 9.10  (4.80)%$14,734    .15%*     6.82%*  148.67%
1989    9.10    .78        .404         1.184    (.684)       --     (.684)    9.60  13.08   17,290    .25       8.27     70.75
1990    9.60    .80       (.395)         .405    (.695)       --     (.695)    9.31   3.85   14,774    .24       8.25     30.87
1991    9.31    .78       (.729)         .051    (.831)       --     (.831)    8.53    .37   15,843    .25       8.90     45.42
1992    8.53    .44       2.194         2.634    (.684)       --     (.684)   10.48  31.50   20,282    .26       6.84     64.90
1993   10.48    .61       1.034         1.644    (.684)       --     (.684)   11.44  16.12   28,307    .25       6.01     60.00
19932  11.44    .45       1.413         1.863    (.513)       --     (.513)   12.79  16.50   47,440    .25*      5.25*    31.05
19943  12.79    .59       (.327)         .263    (.594)     (0.119)  (.713)   12.34   2.07   66,869    .84       4.84     68.39
1995   12.34    .58       1.099         1.679    (.592)     (0.697)1(1.289)   12.73  15.18   83,523   1.03       4.82    108.64

Class II+++
1995/4 13.06    .07       (.373)        (.303)   (.047)        -     (.047)   12.71  (2.33)     209   1.60*      3.64*   108.64

1For the period April 15, 1987 (effective date) to January 31, 1988.

2For the nine months ended October 31, resulting from a change in fiscal year from January 31.

3For the year ended October 31, 1994.
4For the period October 1, 1995 (effective date)to October 31, 1995

*Annualized.

+Selected data for a share of capital stock outstanding throughout the period.

++Total return measures the change in value of an investment over the periods indicated. It does not include the maximum front-end sales charge or the contingent deferred sales charge, and assumes reinvestment of dividends and capital gains, if any, at net asset value. Prior to May 1, 1994, dividends were reinvested at the maximum offering price.

+++ Ratios have been calculated using daily average net assets during the period.

**During the periods indicated, Franklin Advisers, Inc., the investment manager, agreed in advance to waive all or a portion of its management fees and to make certain payments to reduce expenses by the Fund. Had such action not been taken, the ratios of operating expenses to average net assets would have been as follows:

                                         Class I

                                         19881           .94%*
                                         1989            .90
                                         1990            .89
                                         1991            .84
                                         1992            .94
                                         1993            .81
                                         19932           .86*
                                         19943           .92





WHAT IS FRANKLIN CONVERTIBLE SECURITIES FUND?

The Fund is a diversified series of the Trust, which was organized as a Massachusetts business trust on December 16, 1986, is an open-end management investment company, or mutual fund, and is registered with the SEC under the Investment Company Act of 1940 (the "1940 Act"). The Fund has two classes of shares of beneficial interest ("multiclass" structure) with a par value of $0.01: Franklin Convertible Securities Fund - Class I and Franklin Convertible Securities Fund - Class II. All Fund shares outstanding before October 1, 1995 have been redesignated as Class I shares and will retain their previous rights and privileges, except for legally required modifications to shareholder voting procedures, as discussed in "General Information - Organization and Voting Rights."

You may purchase shares of the Fund (minimum investment of $100 initially and $25 thereafter) at the current public offering price. The current public offering price of the Class I shares is equal to the net asset value (see "How Are Fund Shares Valued?" in this Prospectus and the SAI), plus a variable sales charge not exceeding 4.50% of the offering price depending upon the amount invested. The current public offering price of the Class II shares is equal to the net asset value, plus a sales charge of 1% of the amount invested. Please see "How Do I Buy Shares?"




HOW DOES THE FUND INVEST ITS ASSETS?

The Fund seeks to maximize total return, consistent with reasonable risk, by seeking to optimize capital appreciation and high current income under varying market conditions. The Fund pursues this investment objective by investing at least 65% of its net assets (except when maintaining a temporary defensive position) in convertible securities as described below, and common stock received upon conversion or exchange of such securities and retained in the Fund's portfolio to permit their orderly disposition. This investment objective has been adopted as a fundamental policy of the Fund and may not be changed without shareholder approval.




The Fund may invest up to 35% of its net assets in other securities (nonconvertible equity securities and corporate bonds, covered call options and put options, securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, repurchase agreements collateralized by U.S. government securities, money market securities and securities of foreign issuers), which, in the aggregate, are considered to be consistent with the Fund's investment objective. In addition, the Fund may invest up to 10% of its total assets in illiquid securities. As the value of the Fund's portfolio securities fluctuates, its net asset value per share will also fluctuate. When investing in convertible securities and in nonconvertible fixed-income debt securities, the Fund may purchase both rated and unrated securities depending upon prevailing market and economic conditions. (See the Appendix for a description of these ratings.) These ratings, which represent the opinions of the rating services with respect to the securities and are not absolute standards of quality, will be considered in connection with the investment of the Fund's assets but will not be a determining or limiting factor. Rather than relying principally on the ratings assigned by rating services, the investment analysis of securities being considered for the Fund's portfolio may also include, among other things, consideration of relative values, based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, earnings prospects, the experience and managerial strength of the issuer, responsiveness to changes in interest rates and business conditions, debt maturity schedules and borrowing requirements and the issuer's changing financial condition and public recognition thereof. Higher yields are ordinarily available from securities in the lower-rated categories or from unrated securities of comparable quality. Convertible securities generally fall within the lower-rated categories of nationally recognized statistical rating organizations ("NRSROs") that is, securities rated Baa or lower by Moody's Investors Service ("Moody's") or BBB or lower by Standard & Poor's Corporation ("S&P"). The Fund may only invest in convertible and nonconvertible securities rated at least B or above by an NRSRO or in securities which are not rated by any NRSRO but are deemed by the investment manager to be of comparable quality. To the extent the Fund acquires securities rated B or unrated securities of comparable quality, such securities are regarded as speculative in nature and there may be a greater risk, including the risk of bankruptcy or default by the issuer, as to the timely repayment of the principal, and timely payment of interest or dividends on such securities. As of October 31, 1995, approximately []% of the Fund's net assets were invested in lower rated securities (those having a rating below the four highest grades assigned by the rating services) or in unrated securities with comparable credit characteristics. (A breakdown of the securities' ratings is included under " What Are the Fund's Potential Risks?
- Asset Composition Table.") The Fund will not invest in securities which are felt by the investment manager to involve excessive risk. In the event the rating on an issue held in the Fund's portfolio is changed by the ratings service or the security goes into default, such event will be considered by the investment manager in its evaluation of the overall investment merits of that security but will not generally result in an automatic sale of the security.




The Fund will not invest more than 25% of its net assets in any particular industry. This limitation does not apply to U.S. government securities and repurchase agreements secured by such government securities or obligations.

When maintaining a temporary defensive position, the Fund may invest its assets without limit in U.S. government securities and, subject to certain tax diversification requirements, commercial paper (short-term debt securities of large corporations), certificates of deposit and bankers' acceptances of banks having total assets in excess of $5 billion, repurchase agreements and other money market securities.




CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. A convertible security is generally a debt obligation or a preferred stock which may be converted within a specified period of time into a certain quantity of the common stock of the same or a different issuer. A convertible security may also be subject to redemption by the issuer but only after a specified date and under circumstances established at the time the security is issued. Convertible securities provide a fixed-income stream and the opportunity, through their conversion feature, to participate in the capital appreciation resulting from a market price advance in the convertible security's underlying common stock. Holders of a convertible security will have recourse only to the issuer of the security which will be either an operating company or an investment bank.

As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. The price of a convertible security is also influenced by the market value of the security's underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. When issued by a company other than an investment bank a convertible security tends to be senior to common stock, but at the same time is often subordinate to other types of fixed income securities issued by its respective company. Operating company issued convertible securities are typically convertible into common stock through the company issuing new common stock to the holder of the security. However in the instance that the security is called by the issuer and the parity price of the convertible security is less than the call price, the operating company will often pay cash out instead of common stock. If the security is issued by an investment bank, the security is an obligation of and is also convertible through such investment bank. Because it has features of both common stock and a straight fixed income security, a convertible security's value can be influenced, as mentioned, by both interest rate and market movements. Consequently, convertible securities often are not influenced by a change in interest rates as much as a similar straight fixed income security or a change in share price as drastically as the respective common stock. This is because rather than a convertible security's value largely being determined by just interest rates or share price, it is often determined by a combination of the two.

The convertible debt obligations in which the Fund may invest are subject to the same rating criteria as that Fund's investments in debt obligations. However unlike convertible debt obligations, convertible preferred stocks are equity securities. Like common stocks, preferred stocks are subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. Like common stocks, preferred stocks generally have no maturity date, so that their market value is dependent on the issuer's business prospects for an indefinite period of time. Finally, preferred stock dividends are dividends, rather than interest payments, and are treated as such for corporate tax purposes. For these reasons, convertible preferred stocks are treated as preferred stocks for the Fund's financial reporting, credit rating, and investment limitation purposes.

The Fund may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock ("PERCS"), which provide an investor, such as the Fund, with the opportunity to earn higher dividend income than is available on a company's common stock. A PERCS is a preferred stock which generally features a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer (PERCS are generally not convertible into cash at maturity).Under a typical arrangement, if after three years the issuer's common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock. If, however, the issuer's common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. However if called early the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

The Fund may also invest in other enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities), and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are issued by the company, the common stock of which will be received in the event the convertible preferred stock is converted, unlike PERCS they do not have a capital appreciation limit, they seek to provide the investor with high current income with some prospect of future capital appreciation, they are typically issued with three to four-year maturities, they typically have some built-in call protection for the first two to three years, investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity, and upon maturity they will automatically convert to either cash or a specified number of shares of common stock.

Similarly, there may be enhanced convertible debt obligations issued by the operating company whose common stock is to be acquired in the event the security is converted or by a different issuer, such as an investment bank. These securities may be identified by names such as ELKS (Equity Linked Securities) or similar names. Typically they share most of the salient characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer's corporate structure according to the terms of the debt indenture. There may be additional types of convertible securities not specifically referred to herein which may be similar to those described above in which a Fund may invest, consistent with its objectives and policies.

An investment in an enhanced convertible security or any other security may involve additional risks to the Fund. The Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular securities, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the credit worthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. The Fund, however, intends to acquire liquid securities, though there can be no assurances that this will be achieved.

SYNTHETIC CONVERTIBLES. The Fund may invest a portion of its assets in "synthetic convertible" securities. A synthetic convertible is created by combining distinct securities which together possess the two principal characteristics of a true convertible security, i.e., fixed income and the right to acquire the underlying equity security. This combination is achieved by investing in nonconvertible fixed-income securities and in warrants or stock or stock index call options which grant the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price or to receive cash in the case of stock index options. Synthetic convertible securities are generally not considered to be "Equity Securities" for purposes of each Fund's investment policy regarding those securities.

Synthetic convertible securities differ from the true convertible security in several respects. The value of a synthetic convertible is the sum of the values of its fixed-income component and its convertibility component. Thus, the values of a synthetic convertible and a true convertible security will respond differently to market fluctuations. Further, although the Managers expect normally to create synthetic convertibles whose two components represent one issuer, the character of a synthetic convertible allows the Fund to combine components representing distinct issuers, or to combine a fixed income security with a call option on a stock index, when the Managers determine that such a combination would better promote a Fund's investment objectives. In addition, the component parts of a synthetic convertible security may be purchased simultaneously or separately; and the holder of a synthetic convertible faces the risk that the price of the stock, or the level of the market index underlying the convertibility component will decline.



WARRANTS. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time.

The Fund limits its investments in warrants, valued at the lower of cost or market, to 5% of the Fund's net assets or to warrants attached to securities.

OPTIONS ON EQUITY SECURITIES. In seeking to achieve its investment objective of maximizing total return, the Fund may write covered call options on securities it actually owns which are listed for trading on a national securities exchange and it may also purchase listed call options provided that the value of call options purchased will not exceed 5% of the Fund's net assets.

Call options are short-term contracts (generally having a duration of nine months or less) which give the purchaser of the option the right to buy and obligates the writer to sell the underlying security at the exercise price at any time during the option period, regardless of the market price of the underlying security. The purchaser of an option pays a cash premium, which typically reflects, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand factors and interest rates.

Call options written by the Fund give the holder the right to buy the underlying security from the Fund at a stated exercise price upon exercising the option at any time prior to its expiration. A call option written by the Fund is "covered" if the Fund owns or has an absolute right (such as by conversion) to the underlying security covered by the call. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, government securities or other high grade debt obligations in a segregated account with its custodian.

When the Fund sells covered call options, it will receive the cash premium which can be used in whatever way is felt to be most beneficial to the Fund. The risk associated with covered option writing is that in the event of a price rise on the underlying security which would likely trigger the exercise of the call option, the Fund will not participate in the increase in price beyond the exercise price. It will generally be the Fund's policy, in order to avoid the exercise of a call option written by it, to cancel its obligation under the call option by entering into a "closing purchase transaction," if available, unless it is determined to be in the Fund's interest to deliver the underlying securities from its portfolio. A closing purchase transaction consists of the Fund purchasing an option having the same terms as the option written by the Fund, and has the effect of canceling the Fund's position as a writer. The premium which the Fund will pay in executing a closing purchase transaction may be higher or lower than the premium it received when writing the option, depending in large part upon the relative price of the underlying security at the time of each transaction. The aggregate premiums paid on all such options held at any time will not exceed 20% of the Fund's total net assets. As of the date of this Prospectus, certain state regulations limit the aggregate value of securities underlying outstanding options.

The Fund may also purchase put options on common stock that it owns or may acquire through the conversion or exchange of other securities to protect against a decline in the market value of the underlying security or to protect the unrealized gain in an appreciated security in its portfolio without actually selling the security. A put option gives the holder the right to sell the underlying security at the option exercise price at any time during the option period. The Fund may pay for a put either separately or by paying a higher price for securities which are purchased subject to a put, thus increasing the cost of the securities and reducing the yield otherwise available from the same securities.

To the extent that the Fund does invest in options, it may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. Such investments may also be subject to special tax rules that may affect the amount, character and timing of income earned by the Fund and distributed to shareholders. For more information, see the tax section of the SAI.




WHAT OTHER POLICIES DOES THE FUND HAVE?




The Fund's policies permit investment in convertible and fixed-income securities without restrictions as to a specified range of maturities. The Fund may also invest in securities which are obligations of the U.S. government or its agencies or instrumentalities. Such U.S. government securities include, but are not limited to, U.S. Treasury bonds, notes and bills, Treasury Certificates of Indebtedness and securities issued by instrumentalities of the U.S. government. Although participation certificates of the Government National Mortgage Association ("GNMAs") are guaranteed as to principal and interest by GNMA, which guarantee is backed by the full faith and credit of the U.S. government, the market value of these securities may fluctuate based upon such factors as changing interest rates. In addition, mortgages underlying GNMA obligations are subject to repayment prior to maturity, and in times of falling mortgage interest rates such premature repayments may be more likely. To the extent GNMA obligations held by the Fund are prepaid, the returned principal will be reinvested in new obligations at then-prevailing interest rates which may be lower than those of previously held obligations.

REPURCHASE AGREEMENTS. The Fund may engage in repurchase transactions, in which the Fund purchases a U.S. government security subject to resale to a bank or dealer at an agreed-upon price and date. The transaction requires the collateralization of the seller's obligation by the transfer of securities with an initial market value, including accrued interest, equal to at least 102% of the dollar amount invested by the Fund in each agreement, with the value of the underlying security marked to market daily to maintain coverage of at least 100%. A default by the seller might cause the Fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Fund might also incur disposition costs in liquidating the collateral. The Fund, however, intends to enter into repurchase agreements only with financial institutions such as broker-dealers and banks which are deemed creditworthy by the Fund's investment manager. A repurchase agreement is deemed to be a loan by the Fund under the 1940 Act. The U.S. government security subject to resale (the collateral) will be held on behalf of the Fund by a custodian approved by the Trust's Board of Trustees and will be held pursuant to a written agreement.

SHORT SALES AGAINST THE BOX. The Fund may make short sales of common stocks, provided the Fund owns an equal amount of such securities or owns securities that are convertible or exchangeable, without payment of further consideration, into an equal amount of such common stock. In a short sale the Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. The Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver the securities sold short, the Fund will deposit collateral with its custodian bank which collateral will generally consist of an equal amount of such securities or securities convertible into or exchangeable for at least an equal amount of such securities. The Fund may make a short sale when the investment manager believes the price of the stock may decline and when, for tax or other reasons, the investment manager does not want to currently sell the stock or convertible security it owns. In such case, any decline in the value of the Fund's portfolio securities would be reduced by a gain in the short sale transaction. Conversely, any increase in the value of the Fund's portfolio securities would be reduced by a loss in the short sale transaction. The Fund may not make short sales or maintain a short position unless, at all times when a short position is open, not more than 20% of its total assets (taken at current value) is held as collateral for such sales.

BORROWING. The Fund does not borrow money or mortgage or pledge any of its assets except that it may borrow from banks for temporary or emergency purposes up to 5% of its total assets and pledge up to 5% of its total assets in connection therewith.

LOANS OF PORTFOLIO SECURITIES. Consistent with procedures approved by the Board of Trustees and subject to the following conditions, the Fund may lend its portfolio securities to qualified securities dealers or other institutional investors, provided that such loans do not exceed 10% of the value of the Fund's total assets at the time of the most recent loan. The borrower must deposit with the Fund's custodian collateral with an initial market value of at least 102% of the initial market value of the securities loaned, including any accrued interest, with the value of the collateral and loaned securities marked-to-market daily to maintain collateral coverage of at least 102%. Such collateral shall consist of cash. The lending of securities is a common practice in the securities industry. The Fund engages in security loan arrangements with the primary objective of increasing the Fund's income either through investing the cash collateral in short-term interest bearing obligations or by receiving a loan premium from the borrower. Under the securities loan agreement, the Fund continues to be entitled to all dividends or interest on any loaned securities. As with any extension of credit, there are risks of delay in recovery and loss of rights in the collateral should the borrower of the security fail financially.

FOREIGN SECURITIES. The Fund will ordinarily purchase foreign securities which are traded in the United States or purchase American Depository Receipts ("ADRs"), which may be sponsored or unsponsored, which are certificates issued by U.S. banks representing the right to receive securities of a foreign issuer deposited with that bank or a correspondent bank. The Fund may, however, purchase the securities of foreign issuers directly in foreign markets.

Investments may be in securities of foreign issuers, whether located in developed or undeveloped countries, but investments will not be made in any securities issued without stock certificates or comparable stock documents. Securities which are acquired by the Fund outside the United States and which are publicly traded in the United States or on a foreign securities exchange or in a foreign securities market are not considered by the Fund to be an illiquid asset so long as the Fund acquires and holds the security with the intention of re-selling the security in the foreign trading market, the Fund reasonably believes it can readily dispose of the security for cash in the U.S. or foreign market and current market quotations are readily available. The Fund presently has no intention of investing more than 30% of its net assets in foreign securities not publicly traded in the United States. The holding of foreign securities, however, may be limited by the Fund to avoid investment in certain Passive Foreign Investment Companies ("PFIC") and the imposition of a PFIC tax on the Fund resulting from such investments.

OTHER POLICIES. It is the policy of the Fund that illiquid securities (securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which the Fund has valued the securities) may not constitute, at the time of purchase, more than 10% of the value of the total net assets of the Fund.

The Fund is subject to a number of additional investment restrictions, some of which may be changed only with the approval of shareholders, which limit its activities to some extent. For a list of these restrictions and more information concerning the policies discussed herein, please see the SAI.




WHAT ARE THE FUND'S POTENTIAL RISKS?

HIGH YIELDING, FIXED-INCOME SECURITIES

Because of the Fund's policy of investing in higher yielding, higher risk securities, an investment in the Fund is accompanied by a higher degree of risk than is present with an investment in higher rated, lower yielding securities. Accordingly, an investment in the Fund should not be considered a complete investment program and should be carefully evaluated for its appropriateness in light of your overall investment needs and goals. If you are on a fixed income or retired, you should also consider the increased risk of loss to principal which is present with an investment in higher risk securities such as those in which the Fund invests.

The market value of lower rated, fixed-income securities and unrated securities of comparable quality, commonly known as junk bonds, tends to reflect individual developments affecting the issuer to a greater extent than the market value of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower rated securities also tend to be more sensitive to economic conditions than higher rated securities. These lower rated fixed-income securities are considered by the rating agencies, on balance, to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories. Even bonds rated BBB by S&P or Baa by Moody's, ratings which are considered investment grade, possess some speculative characteristics.

Issuers of high yielding, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with acquiring the securities of such issuers is generally greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yielding securities may experience financial stress. During these periods, such issuers may not have sufficient cash flow to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. As of [], [] issues (from [] separate issuers) out of [] issues (excluding short-term securities and cash equivalents) in the Fund's portfolio were in default. In the fiscal year ended [], [] issues defaulted, and a total of [] issues defaulted over the prior three years, of which the Fund still holds the [] issues mentioned above. Defaulted issues represented []% of the net assets of the Fund at [date]. Current prices for defaulted bonds are generally significantly lower than their purchase price, and the Fund may have unrealized losses on such defaulted securities which are reflected in the price of the Fund's shares. In general, securities which default lose much of their value in the time period prior to the actual default so that the Fund's net assets are impacted prior to the default. The Fund may retain an issue which has defaulted because such issue may present an opportunity for subsequent price recovery.

High yielding, fixed-income securities frequently have call or buy-back features which permit an issuer to call or repurchase the securities from the Fund. [Although such securities are typically not callable for a period from three to five years after their issuance, if a call were exercised by the issuer during periods of declining interest rates, the Fund would likely have to replace such called securities with lower yielding securities, thus decreasing the net investment income to the Fund and dividends to shareholders.] The premature disposition of a high yielding security due to a call or buy-back feature, the deterioration of the issuer's creditworthiness, or a default may also make it more difficult for the Fund to manage the timing of its receipt of income, which may have tax implications. The Fund may be required under the Code and U.S. Treasury regulations to accrue income for income tax purposes on defaulted obligations and to distribute such income to the Fund's shareholders even though the Fund is not currently receiving interest or principal payments on such obligations. In order to generate cash to satisfy any or all of these distribution requirements, the Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

The Fund may have difficulty disposing of certain high yielding securities because there may be a thin trading market for a particular security at any given time. The market for lower rated, fixed-income securities generally tends to be concentrated among a smaller number of dealers than is the case for securities which trade in a broader secondary retail market. Generally, purchasers of these securities are predominantly dealers and other institutional buyers, rather than individuals. To the extent the secondary trading market for a particular high yielding, fixed-income security does exist, it is generally not as liquid as the secondary market for higher rated securities. Reduced liquidity in the secondary market may have an adverse impact on market price and the Fund's ability to dispose of particular issues, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. Current values for these high yield issues are obtained from pricing services and/or a limited number of dealers and may be based upon factors other than actual sales. (See "How Are Fund Shares Valued?" in this Prospectus and in the SAI.)

The Fund is authorized to acquire high yielding, fixed-income securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. While many high yielding securities have been sold with registration rights, covenants and penalty provisions for delayed registration, if the Fund is required to sell such restricted securities before the securities have been registered, it may be deemed an underwriter of such securities under the Securities Act of 1933, which entails special responsibilities and liabilities. The Fund may incur special costs in disposing of such securities; however, the Fund will generally incur no costs when the issuer is responsible for registering the securities.




The Fund may acquire high yielding, fixed-income securities during an initial underwriting. Such securities involve special risks because they are new issues. The Fund has no arrangement with its underwriters or any other person concerning the acquisition of such securities, and the investment manager will carefully review the credit and other characteristics pertinent to such new issues.




The high yield securities market is relatively new and much of its growth prior to 1990 paralleled a long economic expansion. The recent recession disrupted the market for high yielding securities and adversely affected the value of outstanding securities and the ability of issuers of such securities to meet their obligations. Those adverse effects may continue even as the economy recovers. Factors adversely impacting the market value of high yielding securities will adversely impact the Fund's net asset value. For example, adverse publicity regarding lower rated bonds, which appeared during 1989 and 1990, along with highly publicized defaults of some high yield issuers, and concerns regarding a sluggish economy which continued in 1993, depressed the prices for many these securities. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The Fund will rely on the investment manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the investment manager will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

[The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon, deferred interest and pay-in-kind bonds. Such bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment date and, if the issuer defaults, the Fund may obtain no return at all on its investment. Zero coupon, deferred interest and pay-in-kind bonds involve additional special considerations.

Zero coupon or deferred interest securities are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are generally issued and traded at a discount from their face amounts or par value. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon or deferred interest securities having similar maturities and credit quality. Current federal income tax law requires that a holder of a zero coupon security report as income each year the portion of the original issue discount on such security that accrues that year, even though the holder receives no cash payments of interest during the year.

Pay-in-kind bonds are securities which pay interest through the issuance of additional bonds. The Fund will be deemed to receive interest over the life of such bonds and be taxed as if interest were paid on a current basis, although no cash interest payments are received by the Fund until the cash payment date or until the bonds mature. Current federal income tax law requires that companies such as the Fund, which seek to qualify for pass-through federal income tax treatment as regulated investment companies, distribute at least 90% of their investment company taxable income each year, including tax-exempt and non-cash income. The Fund is not limited in the amount of its assets that may be invested in such securities. Accordingly, during periods when the Fund receives no cash interest payments on its zero coupon securities or deferred interest or pay-in-kind bonds, it will be required, in order to maintain its desired tax treatment, to distribute cash approximating the income attributable to such securities. Such distribution may require the sale of portfolio securities to meet the distribution requirements and such sales may be subject to the risk factors discussed above. Further information is included under "How Taxation Affects You and the Fund."]

ASSET COMPOSITION TABLE. A credit rating by a rating agency evaluates only the safety of principal and interest of a bond, and does not consider the market value risk associated with an investment in such a bond. The table below shows the percentage of the Fund's assets invested in securities rated in each of the specific rating categories shown and those that are not rated by the rating agency but deemed by the investment manager to be of comparable credit quality. The information was prepared based on a dollar weighted average of the Fund's portfolio composition based on month-end assets for each of the 12 months in the fiscal year ended October 31, 1995. The Appendix to this Prospectus includes a description of each rating category.


                                                AVERAGE WEIGHTED
S&P RATING                                      PERCENTAGE OF ASSETS








N/R*

*[]% of these securities, which are unrated by the rating agency, have been included in the [] rating category.




FOREIGN SECURITIES

Investments in foreign securities where delivery takes place outside the U.S. will involve risks that are different from investments in U.S. securities. These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls, higher transactional costs due to a lack of negotiated commissions, or other governmental restrictions which might affect the amount and types of foreign investments made or the payment of principal or interest on securities the Fund holds. In addition, there may be less information available about these securities and it may be more difficult to obtain or enforce a court judgment in the event of a lawsuit. Fluctuations in currency convertibility or exchange rates could result in investment losses for the Fund. Investment in foreign securities may also subject the Fund to losses due to nationalization, expropriation or differing accounting practices and treatments.




HOW YOU PARTICIPATE IN THE RESULTS OF THE FUND'S ACTIVITIES

The assets of the Fund are invested in portfolio securities. If the securities owned by the Fund increase in value, the value of the shares of the Fund which you own will increase. If the securities owned by the Fund decrease in value, the value of your shares will also decline. In this way, you participate in any change in the value of the securities owned by the Fund.

In addition to the factors which affect the value of individual securities, as described in the preceding sections, you may anticipate that the value of Fund shares will fluctuate with movements in the broader equity and bond markets.




To the extent the Fund's investments consist of debt securities, changes in interest rates will affect the value of the Fund's portfolio and thus its share price. Increased rates of interest which frequently accompany higher inflation and/or a growing economy are likely to have a negative effect on the value of Fund shares. To the extent the Fund's investments consist of common stocks, a decline in the market, expressed for example by a drop in the Dow Jones Industrials or the Standard & Poor's 500 average or any other equity based index, may also be reflected in declines in the Fund's share price. History reflects both increases and decreases in the prevailing rate of interest and in the valuation of the market and these may reoccur unpredictably in the future.




WHO MANAGES THE FUND?

The Board of Trustees of the Trust (the "Board") has the primary responsibility for the overall management of the Trust and for electing the officers of the Trust who are responsible for administering its day-to-day operations.

The Board has carefully reviewed the multiclass structure to ensure that no material conflict exists between the two classes of shares of the Fund. Although the Board does not expect to encounter material conflicts in the future, the Board will continue to monitor the Fund and will take appropriate action to resolve such conflicts if any should arise.

In developing the multiclass structure the Fund has retained the authority to establish additional classes of shares. It is the Fund's present intention to offer only two classes of shares, but new classes may be offered in the future.

Franklin Advisers, Inc. ("Advisers" or "Manager") serves as the Fund's investment manager. Advisers is a wholly-owned subsidiary of Franklin Resources, Inc. ("Resources"), a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 20% and 16%, respectively, of Resources' outstanding shares. Resources is engaged in various aspects of the financial services industry through its subsidiaries (the "Franklin Templeton Group"). Advisers acts as investment manager or administrator to 34 U.S. registered investment companies (117 separate series) with aggregate assets of over $77 billion.

The team responsible for the day-to-day management of the Fund's portfolio is:
Edward Jamieson since inception, and Mitchell Cone since 1994.

Edward B. Jamieson
Senior Vice President
and Portfolio Manager

Mr. Jamieson holds a Bachelor of Arts degree from Bucknell University and a Master's degree in accounting and finance from the University of Chicago Graduate School of Business. He has been with Advisers since 1987. Mr. Jamieson is a member of several securities industry-related committees and associations.

Mitchell Cone
Portfolio Manager
Franklin Advisers, Inc.

Mr. Cone is a Chartered Financial Analyst. He holds a Bachelor of Arts degree in economics and sociology from the University of California at Berkeley. He has been with Franklin since 1988. He has been in the securities industry since 1985 and is a member of several securities industry-related committees and associations.

Pursuant to a management agreement, the Manager supervises and implements the Fund's investment activities and provides certain administrative services and facilities which are necessary to conduct the Fund's business. The Manager performs similar services for other funds and there may be times when the actions taken with respect to the Fund's portfolio will differ from those taken by the Manager on behalf of other funds. Neither the Manager (including its affiliates) nor its officers, directors or employees nor the officers and trustees of the Trust are prohibited from investing in securities held by the Fund or other funds which are managed or administered by the Manager to the extent such transactions comply with the Fund's Code of Ethics. Please see "Investment Advisory and Other Services" and "General Information" in the SAI for further information on securities transactions and a summary of the Fund's Code of Ethics.

During the fiscal year ended October 31, 1995, management fees, total 0.625% of the average monthly net assets of the Fund. Total operating expenses, including management fees before any advance waiver, totaled 1.03% and 1.60% of the average monthly net assets of Class I and Class II, respectively.

Among the responsibilities of the Manager under the management agreement is the selection of brokers and dealers through whom transactions in the Fund's portfolio securities will be effected. The Manager tries to obtain the best execution on all such transactions. If it is felt that more than one broker is able to provide the best execution, the Manager will consider the furnishing of quotations and of other market services, research, statistical and other data for the Manager and its affiliates, as well as the sale of shares of the Fund, as factors in selecting a broker. Further information is included under "How Do the Funds Purchase Securities For Their Portfolio?" in the SAI.




Shareholder accounting and many of the clerical functions for the Fund are performed by Franklin/Templeton Investor Services, Inc. ("Investor Services" or "Shareholder Services Agent"), in its capacity as transfer agent and dividend-paying agent. Investor Services is a wholly-owned subsidiary of Resources.




PLANS OF DISTRIBUTION

A separate plan of distribution has been approved and adopted for each class ("Class I Plan" and "Class II Plan", respectively, or "Plan(s)") pursuant to Rule 12b-1 under the 1940 Act. The Rule 12b-1 fees charged to each class are based solely on the distribution and, with respect to the Class II Plan, servicing fees attributable to that particular class. Under either Plan, the portion of fees remaining after payment to securities dealers or others for distribution or servicing may be paid to Distributors for routine ongoing promotion and distribution expenses incurred with respect to such class. Such expenses may include, but are not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a prorated portion of Distributors' overhead expenses attributable to the distribution of Fund shares.

The maximum amount which the Fund may reimburse to Distributors or others under the Class I Plan for such distribution expenses is 0.25% per annum of Class I's average daily net assets payable on a quarterly basis. All expenses of distribution in excess of 0.25% per annum will be borne by Distributors, or others who have incurred them, without reimbursement from the Fund.

Under the Class II Plan, the Fund pays to Distributors distribution and related expenses up to 0.50% per annum of Class II's daily net assets, payable quarterly. Such fees may be used in order to compensate Distributors or others for providing distribution and related services and bearing certain expenses of the class. All expenses of distribution, marketing and related services over that amount will be borne by Distributors or others who have incurred them, without reimbursement by the Fund. In addition, the Class II Plan provides for an additional payment by the Fund of up to 0.15% per annum of Class II's average daily net assets as a servicing fee, payable quarterly. This fee will be used to pay securities dealers or others for, among other things, assisting in establishing and maintaining customer accounts and records; assisting with purchase and redemption requests; receiving and answering correspondence; monitoring dividend payments from the Fund on behalf of customers, or similar activities related to furnishing personal services and/or maintaining shareholder accounts.

Either Distributors or one of its affiliates may pay, from its own resources, a commission of up to 1% of the purchase price of Class II shares to securities dealers who initiate and are responsible for such purchases. During the first year following such purchases, Distributors will retain a portion of Class II's Rule 12b-1 fees attributable to such shares equal to 0.50% per annum of Class II's average daily net assets to partially recoup fees Distributors pays to securities dealers in connection with initial purchases of Class II shares.

Both Plans cover any payments to or by the Fund, Advisers, Distributors, or other parties on behalf of the Fund, Advisers or Distributors, to the extent such payments are deemed to be for the financing of any activity primarily intended to result in the sale of shares issued by the Fund within the context of Rule 12b-1. The payments under the Plans are included in the maximum operating expenses which may be borne by each class of the Fund. For more information, including a discussion of the Board's policies with regard to the amount of the Class I Plan's fees, please see "The Funds' Underwriter" in the SAI.

WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?

You may receive two types of distributions from the Fund:

1. INCOME DIVIDENDS. The Fund receives income in the form of dividends, interest and other income derived from its investments. This income, less the expenses incurred in the Fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

CAPITAL GAIN DISTRIBUTIONS. The Fund may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions by the Fund derived from net short-term and net long-term capital gains (after taking into account any net capital loss carryovers) may generally be made once a year in December to reflect any net short-term and net long-term capital gains realized by the Fund as of October 31 of the current fiscal year and any undistributed net capital gains from the prior fiscal year. The Fund may make more than one distribution derived from net short-term and net long-term capital gains in any year or adjust the timing of these distributions for operational or other reasons.



DISTRIBUTION DATE

Although subject to change by the Board without prior notice to or approval by shareholders, the Fund's current policy is to declare income dividends monthly for shareholders of record on the first business day preceding the 15th of the month, payable on or about the last business day of that month.




The amount of income dividend payments by the Fund is dependent upon the amount of net income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. Fund shares are quoted ex-dividend on the first business day following the record date (generally the 15th day of the month or prior business day depending on the record date.) THE FUND DOES NOT PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN ITS SHARES.

In order to be entitled to a dividend, you must have acquired Fund shares prior to the close of business on the record date. If you are considering purchasing Fund shares shortly before the record date of a distribution, you should be aware that because the value of the Fund's shares is based directly on the amount of its net assets, rather than on the principle of supply and demand, any distribution of income or capital gain will result in a decrease in the value of the Fund's shares equal to the amount of the distribution. While a dividend or capital gain distribution received shortly after purchasing shares represents, in effect, a return of a portion of your investment, it may be taxable as dividend income or capital gain.

DISTRIBUTION OPTIONS

You may choose to receive your distributions from the Fund in any of these ways:

1. PURCHASE ADDITIONAL SHARES OF THE FUND - You may purchase additional shares of the same class of the Fund (without a sales charge or imposition of a contingent deferred sales charge) by reinvesting capital gain distributions, or both dividend and capital gain distributions. If you are a Class II shareholder, you may also reinvest your distributions in Class I shares of the Fund. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. PURCHASE SHARES OF OTHER FRANKLIN TEMPLETON FUNDS - You may direct your distributions to purchase the same class of shares of another Franklin Templeton Fund (without a sales charge or imposition of a contingent deferred sales charge). If you are a Class II shareholder, you may also direct your distributions to purchase Class I shares of another Franklin Templeton Fund. Many shareholders find this a convenient way to diversify their investments.

3. RECEIVE DISTRIBUTIONS IN CASH - You may choose to receive dividends, or both dividend and capital gain distributions in cash. You may have the money sent directly to you, to another person, or to a checking account. If you choose to send the money to a checking account, please see "Electronic Fund Transfers" under "What Programs and Privileges Are Available to Me as a Shareholder?"

TO SELECT ONE OF THESE OPTIONS, PLEASE COMPLETE SECTIONS 6 AND 7 OF THE SHAREHOLDER APPLICATION INCLUDED WITH THIS PROSPECTUS OR TELL YOUR INVESTMENT REPRESENTATIVE WHICH OPTION YOU PREFER. IF NO OPTION IS SELECTED, DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS WILL BE AUTOMATICALLY REINVESTED IN THE SAME CLASS OF THE FUND. You may change the distribution option selected at any time by notifying the Fund by mail or by telephone. Please allow at least seven days prior to the record date for the Fund to process the new option.

DISTRIBUTIONS TO EACH CLASS OF SHARES

According to the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), dividends and capital gains will be calculated and distributed in the same manner for Class I and Class II shares. The per share amount of any income dividends will generally differ only to the extent that each class is subject to different Rule 12b-1 fees.






HOW TAXATION AFFECTS YOU AND THE FUND


[The following discussion reflects some of the tax considerations which affect mutual funds and their shareholders. Additional information on tax matters relating to the Fund and its shareholders is included in the section entitled "Additional Information Regarding Taxation" in the SAI.

Each Fund of the Trust is treated as a separate entity for federal income tax purposes. The Fund intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Code. By distributing all of its income and meeting certain other requirements relating to the sources of its income and diversification of its assets, the Fund will not be liable for federal income or excise taxes.

For federal income tax purposes, any income dividends which the shareholder receives from the Fund, as well as any distributions derived from the excess of net short-term capital gain over net long-term capital loss, are treated as ordinary income whether the shareholder has elected to receive them in cash or in additional shares. Distributions derived from the excess of net long-term capital gain over net short-term capital loss are treated as long-term capital gain regardless of the length of time the shareholder has owned Fund shares and regardless of whether such distributions are received in cash or in additional shares.



For corporate investors, dividends from net investment income will generally qualify in part for the corporate dividends received deduction. The portion of the dividends so qualified, however, depends on the aggregate qualifying dividend income received by the Fund from domestic (U.S.) sources. For the fiscal year ended October 31, 1995, 21.43% of the income dividends paid by the Fund qualified for the corporate dividends-received deduction, subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction.




Pursuant to the Code, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated as if received by the shareholder on December 31 of the calendar year in which they are declared.

Redemptions and exchanges of Fund shares are taxable events on which a shareholder may realize a gain or loss. Any loss incurred on the sale or exchange of Fund shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

The Fund will inform shareholders of the source of their dividends and distributions at the time they are paid and will, promptly after the close of each calendar year, advise them of the tax status for federal income tax purposes of such dividends and distributions.

Shareholders who are not U.S. persons, for purposes of federal income taxation, should consult with their financial or tax advisors regarding the applicability of U.S. withholding or other taxes to distributions received by them from the Fund and the application of foreign tax laws to these distributions.]



HOW DO I BUY SHARES?

Shares of the Fund are continuously offered through securities dealers which execute an agreement with Distributors. The use of the term "securities dealer" shall include other financial institutions which, either directly or through affiliates, have an agreement with Distributors to handle customer orders and accounts with the Fund. Such reference, however, is for convenience only and does not indicate a legal conclusion of capacity.

THE MINIMUM INITIAL INVESTMENT IS $100 AND SUBSEQUENT INVESTMENTS MUST BE $25 OR MORE. THESE MINIMUMS MAY BE WAIVED WHEN SHARES ARE PURCHASED THROUGH RETIREMENT PLANS ESTABLISHED BY THE FRANKLIN TEMPLETON GROUP. THE FUND AND DISTRIBUTORS RESERVE THE RIGHT TO REFUSE ANY ORDER FOR THE PURCHASE OF SHARES. PURCHASE PRICE OF FUND SHARES

DIFFERENCES BETWEEN CLASS I AND CLASS II

Class I and Class II shares differ in the amount of their front-end sales charges and Rule 12b-1 fees, as well as the circumstances under which the contingent deferred sales charge applies. Generally, Class I shares have higher front-end sales charges than Class II shares and comparatively lower Rule 12b-1 fees. Voting rights of each class will be the same on matters affecting the Fund as a whole, but each class will vote separately on matters affecting only shareholders of that class. See "General Information - Organization and Voting Rights."

CLASS I. All Fund shares outstanding before the implementation of the multiclass structure have been redesignated as Class I shares, and will retain their previous rights and privileges. Class I shares are generally subject to a variable sales charge upon purchase and may be purchased at a reduced front-end sales charge or at net asset value if certain conditions are met. In most circumstances, contingent deferred sales charges will not be assessed against redemptions of Class I shares. Class I shares are subject to Rule 12b-1 fees of up to a maximum of .25% per annum of the average daily net assets of the class. See "Who Manages the Fund?" and "How Do I Sell Shares?" for more information.

CLASS II. Class II shares are subject to a front-end sales charge of 1% of the amount invested and a contingent deferred sales charge of 1% if shares are redeemed within 18 months of the calendar month of purchase. In addition, Class II shares are subject to Rule 12b-1 fees of up to a maximum of 1% per annum of the average daily net assets of Class II shares,.75% of which will be retained by Distributors during the first year of investment.

DECIDING WHICH CLASS TO PURCHASE

You should carefully evaluate your anticipated investment amount and time horizon prior to determining which class of shares to purchase. Generally, if you expect to invest less than $100,000 in the Franklin Templeton Funds and to make substantial redemptions within approximately six years or less of investment, you should consider purchasing Class II shares. However, the higher annual Rule 12b-1 fees on Class II shares will result in higher operating expenses (which will accumulate over time to outweigh the difference in front-end sales charges) and lower income dividends for Class II shares. For this reason, Class I shares may be more attractive to you if you plan to invest in the Fund over the long-term, even if no sales charge reductions are available to you.

If you qualify to purchase Class I shares at reduced sales charges, you should seriously consider purchasing Class I shares, especially if you intend to hold your shares approximately six years or more. If you qualify to purchase Class I shares at reduced sales charges but intend to hold your shares less than approximately six years, you should evaluate whether it is more economical to purchase Class I shares through a Letter of Intent or under Rights of Accumulation or other means, rather than purchasing Class II shares. IF YOU ARE INVESTING $1 MILLION OR MORE IN A SINGLE PAYMENT OR YOU QUALIFY TO PURCHASE CLASS I SHARES AT NET ASSET VALUE YOU MAY NOT PURCHASE CLASS II SHARES. See "Purchases at Net Asset Value" and "Description of Special Net Asset Value Purchases" below for a discussion of when you may purchase shares at net asset value.

Each class represents the same interest in the investment portfolio of the Fund and has the same rights, except that each class has a different front-end sales charge, bears the separate expenses of its Rule 12b-1 distribution plan, and has exclusive voting rights with respect to such plan. The two classes also have separate exchange privileges.

Purchases of Class II shares are limited to purchases below $1 million. Any purchase of $1 million or more will automatically be invested in Class I shares, since that is considered more beneficial to you. Such purchases, however, may be subject to a contingent deferred sales charge. You may exceed $1 million in Class II shares by cumulative purchases over a period of time. If you intend to make investments exceeding $1 million, however, you should consider purchasing Class I shares through a Letter of Intent instead of purchasing Class II shares.

Each class has a separate schedule for compensating securities dealers for selling Fund shares. You should take all of the factors regarding an investment in each class into account before deciding which class of shares to purchase. There are no conversion features attached to either class of shares.

PURCHASE PRICE OF FUND SHARES

WHEN PLACING PURCHASE ORDERS, YOU SHOULD CLEARLY INDICATE WHICH CLASS OF SHARES YOU INTEND TO PURCHASE. A PURCHASE ORDER THAT FAILS TO SPECIFY A CLASS WILL AUTOMATICALLY BE INVESTED IN CLASS I SHARES.

Shares of both classes of the Fund are offered at their respective public offering prices, which are determined by adding the net asset value per share plus a front-end sales charge, next computed (1) after your securities dealer receives the order which is promptly transmitted to the Fund or (2) after receipt of an order by mail from you directly in proper form (which generally means a completed Shareholder Application accompanied by a negotiable check).

CLASS I. The sales charge for Class I shares is a variable percentage of the offering price depending upon the amount of the sale. The offering price will be calculated to two decimal places using standard rounding criteria. A description of the method of calculating net asset value per share is included under "How Are Fund Shares Valued?"

Set forth below is a table showing front-end sales charges and dealer concessions for Class I shares.

                                            TOTAL SALES CHARGE
                                                                                         DEALER CONCESSION AS A
SIZE OF TRANSACTION AT        AS A PERCENTAGE OF OFFERING   AS A PERCENTAGE OF NET       PERCENTAGE OF OFFERING
OFFERING PRICE                PRICE                         AMOUNT INVESTED              PRICE*
Less than $100,000            4.50%                         4.71%                        4.00%
$100,000 but less than        3.75%                         3.90%                        3.25%
$250,000
$250,000 but less than        2.75%                         2.83%                        2.50%
$500,000
$500,000  but less than       2.25%                         2.30%                        2.00%
$1,000,000
$1,000,000 or more            None                          None                         (see below)**

*Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated. At the discretion of Distributors, all sales charges may at times be allowed to the securities dealer. A securities dealer who receives 90% or more of the sales commission may be deemed to be an underwriter under the Securities Act of 1933, as amended.

**Distributors will pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of $1 million or more: 1% on sales of $1 million but less than $2 million, plus 0.80% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more. Dealer concession breakpoints are reset every 12 months for purposes of additional purchases.

No front-end sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% is imposed on certain redemptions of all or a portion of investments of $1 million or more within the contingency period. See "How Do I Sell Shares? - Contingent Deferred Sales Charge."

The size of a transaction which determines the applicable sales charge on the purchase of Class I shares is determined by adding the amount of your current purchase plus the cost or current value (whichever is higher) of your existing investments in one or more of the funds in the Franklin Group of Funds(R) and the Templeton Group of Funds. Included for these aggregation purposes are (a) the mutual funds in the Franklin Group of Funds except Franklin Valuemark Funds and Franklin Government Securities Trust (the "Franklin Funds") and (b) the U.S. registered mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund (the "Templeton Funds"). Franklin Funds and Templeton Funds are collectively referred to as the "Franklin Templeton Fund(s)". Sales charge reductions based upon aggregate holdings of Franklin Templeton Funds may be effective only after notification to Distributors that the investment qualifies for a discount.

OTHER PAYMENTS TO SECURITIES DEALERS. Either Distributors or one of its affiliates may make payments, out of its own resources, of up to 1% of the amount purchased to securities dealers who initiate and are responsible for purchases made at net asset value by certain designated retirement plans (excluding IRA and IRA rollovers), certain non-designated plans, certain trust companies and trust departments of banks and certain retirement plans of organizations with collective retirement plan assets of $10 million or more. See "Description of Special Net Asset Value Purchases" below and "How Do I Buy and Sell Shares?" in the SAI.

CLASS II. Unlike Class I shares, the front-end sales charges and dealer concessions for Class II shares do not vary depending on the amount of purchase, as indicated in the table below:

                                    TOTAL SALES CHARGE
                                                                                  DEALER CONCESSION AS A
SIZE OF TRANSACTION AT      AS A PERCENTAGE OF         AS A PERCENTAGE OF NET     PERCENTAGE OF OFFERING
OFFERING PRICE              OFFERING PRICE             AMOUNT INVESTED            PRICE*

any amount (less than $1    1.00%                       1.01%                     1.00%
million)

*Either Distributors or one of its affiliates may make additional payments to securities dealers, out of its own resources, of up to 1% of the amount invested. During the first year following a purchase of Class II shares, Distributors will keep a portion of the Rule 12b-1 fees assessed to those shares to partially recoup fees Distributors pays to securities dealers.

Class II shares redeemed within 18 months of their purchase will be assessed a contingent deferred sales charge of 1% on the lesser of the then-current net asset value or the net asset value of such shares at the time of purchase, unless such charge is waived as described under "How Do I Sell Shares? - Contingent Deferred Sales Charge."

Either Distributors or one of its affiliates, out of its own resources, may also provide additional compensation to securities dealers in connection with sales of shares of the Franklin Templeton Funds. Compensation may include financial assistance to securities dealers and payments made in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and/or shareholder services and programs regarding one or more of the Franklin Templeton Funds and other dealer-sponsored programs or events. In some instances this compensation may be made available only to certain securities dealers whose representatives have sold or are expected to sell significant amounts of shares of the Franklin Templeton Funds. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Securities dealers may not use sales of the Fund's shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned additional compensation is paid for by the Fund or its shareholders.

Additional terms concerning the offering of the Fund's shares are included in the SAI under "How Do I Buy and Sell Shares?".

Certain officers and trustees of the Trust are also affiliated with Distributors. A detailed description is included under "Officers and Trustees" in the SAI.

QUANTITY DISCOUNTS IN SALES CHARGES - CLASS I SHARES ONLY

Class I shares may be purchased under a variety of plans which provide for a reduced sales charge. To be certain to obtain the reduction of the sales charge, you or your securities dealer should notify Distributors at the time of each purchase of shares which qualifies for the reduction. In determining whether a purchase qualifies for a discount, an investment in any of the Franklin Templeton Investments may be combined with those of your spouse, children under the age of 21 and grandchildren under the age of 21. The value of Class II shares you own may also be included for this purpose.

In addition, an investment in Class I shares may qualify for a reduction in the sales charge under the following programs:

1. RIGHTS OF ACCUMULATION. The cost or current value (whichever is higher) of existing investments in the Franklin Templeton Investments may be combined with the amount of the current purchase in determining the sales charge to be paid.

2. LETTER OF INTENT. You may immediately qualify for a reduced sales charge on a purchase of Class I shares by completing the Letter of Intent section of the Shareholder Application (the "Letter"). By completing the Letter, you (i) express an intention to invest during the next 13 months a specified amount which, if made at one time, would qualify for a reduced sales charge, (ii) grant to Distributors a security interest in the reserved shares discussed below, and
(iii) irrevocably appoint Distributors as attorney-in-fact with full power of substitution to surrender for redemption any or all shares for the purpose of paying any additional sales charge due. You or your securities dealer must inform Investor Services or Distributors that this Letter is in effect each time a purchase is made.

YOU ACKNOWLEDGE AND AGREE TO THE FOLLOWING PROVISIONS BY COMPLETING THE LETTER OF INTENT SECTION OF THE SHAREHOLDER APPLICATION: Five percent (5%) of the amount of the total intended purchase will be reserved in Class I shares registered in your name, to assure that the full applicable sales charge will be paid if the intended purchase is not completed. The reserved shares will be included in the total shares owned as reflected on periodic statements. Income and capital gain distributions on the reserved shares will be paid as you have directed. You will not be able to liquidate the reserved shares until the Letter has been completed or the higher sales charge paid. This policy of reserving shares does not apply to certain benefit plans described under "Description of Special Net Asset Value Purchases." For more information, see "How Do I Buy and Sell Shares?" in the SAI.

Although the sales charges on Class II shares cannot be reduced through these programs, the value of Class II shares you own may be included in determining a reduced sales charge to be paid on Class I shares pursuant to the Letter of Intent and Rights of Accumulation programs.

GROUP PURCHASES OF CLASS I SHARES

If you are a member of a qualified group you may purchase Class I shares of the Fund at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of shares previously purchased and still owned by the members of the group, plus the amount of the current purchase. For example, if members of the group had previously invested and still held $80,000 of Fund shares and now were investing $25,000, the sales charge would be 3.75% Information concerning the current sales charge applicable to a group may be obtained by contacting Distributors.




A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Fund shares at a discount, and
(iii) satisfies uniform criteria which enable Distributors to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, be available to arrange for group meetings between representatives of the Fund or Distributors and the members, agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to Distributors, and seek to arrange for payroll deduction or other bulk transmission of investments to the Fund.




If you select a payroll deduction plan, subsequent investments will be automatic and will continue until such time as you notify the Fund and your employer to discontinue further investments. Due to the varying procedures used to prepare, process and forward the payroll deduction information to the Fund, there may be a delay between the time of the payroll deduction and the time the money reaches the Fund. The investment in the Fund will be made at the offering price per share determined on the day that both the check and payroll deduction data are received in required form by the Fund.

PURCHASES AT NET ASSET VALUE

Class I shares may be purchased without the imposition of a front-end sales charge ("net asset value") or a contingent deferred sales charge by (1) officers, trustees, directors and full-time employees of the Fund, any of the Franklin Templeton Funds, or of the Franklin Templeton Group, and by their spouses and family members, including subsequent investments made by such parties after cessation of employment; (2) companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer; (3) accounts managed by the Franklin Templeton Group; (4) certain unit investment trusts and unit holders of such trusts reinvesting their distributions from the trusts in the Fund; (5) registered securities dealers and their affiliates, for their investment account only; (6) current employees of securities dealers and their affiliates and by their family members, in accordance with the internal policies and procedures of the employing securities dealer and affiliate; 7) insurance company separate accounts for pension plan contracts; and (8) shareholders of Templeton Institutional Funds, Inc. reinvesting redemption proceeds from that fund under an employee benefit plan qualified under Section 401 of the Code, in shares of the Fund.

For either Class I or Class II, the same class of shares of the Fund may be purchased at net asset value by persons who have redeemed, within the previous 365 days, their shares of the Fund or another of the Franklin Templeton Funds which were purchased with a front-end sales charge or assessed a contingent deferred sales charge on redemption. IF A DIFFERENT CLASS OF SHARES IS PURCHASED, THE FULL FRONT-END SALES CHARGE MUST BE PAID AT THE TIME OF PURCHASE OF THE NEW SHARES. Under this privilege, you may reinvest an amount not exceeding the redemption proceeds. While credit will be given for any contingent deferred sales charge paid on the shares redeemed and subsequently repurchased, a new contingency period will begin. Shares that were no longer subject to a contingent deferred sales charge will be reinvested at net asset value and will not be subject to a new contingent deferred sales charge. Shares of the Fund redeemed in connection with an exchange into another fund (see "What If My Investment Outlook Changes? - Exchange Privilege") are not considered "redeemed" for this privilege. In order to exercise this privilege, a written order for the purchase of shares of the Fund must be received by the Fund or the Fund's Shareholder Services Agent within 365 days after the redemption. The 365 days, however, do not begin to run on redemption proceeds placed immediately after redemption in a Franklin Bank Certificate of Deposit ("CD") until the CD (including any rollover) matures. Reinvestment at net asset value may also be handled by a securities dealer or other financial institution, who may charge you a fee for this service. The redemption is a taxable transaction but reinvestment without a sales charge may affect the amount of gain or loss recognized and the tax basis of the shares reinvested. If there has been a loss on the redemption, the loss may be disallowed if a reinvestment in the same fund is made within a 30-day period. Information regarding the possible tax consequences of such a reinvestment is included in the tax section of this Prospectus and under "Additional Information Regarding Taxation" in the SAI.

For either Class I or Class II, the same class of shares of the Fund or of another of the Franklin Templeton Funds may be purchased at net asset value and without a contingent deferred sales charge by persons who have received dividends and capital gain distributions from investments in that class of shares of the Fund within 365 days of the payment date of such distribution. Class II shareholders may also direct such distributions for investment at net asset value in a Class I Franklin Templeton Fund. To exercise this privilege, a written request to reinvest the distribution must accompany the purchase order. Additional information may be obtained from Shareholder Services at 1-800/632-2301. See "Distribution Options" under "What Distributions Might I Receive from the Fund?"

Class I shares may be purchased at net asset value and without the imposition of a contingent deferred sales charge by investors who have, within the past 60 days, redeemed an investment in a mutual fund which is not part of the Franklin Templeton Funds and which was subject to a front-end sales charge or a contingent deferred sales charge and which has an investment objective similar to that of the Fund.

Class I shares may be purchased at net asset value and without the imposition of a contingent deferred sales charge by broker-dealers who have entered into a supplemental agreement with Distributors, or by registered investment advisors affiliated with such broker-dealers, on behalf of their clients who are participating in a comprehensive fee program (sometimes known as a wrap fee program).

Class I shares may be purchased at net asset value and without the imposition of a contingent deferred sales charge by anyone who has taken a distribution from an existing retirement plan already invested in the Franklin Templeton Funds, including former participants of the Franklin Templeton Profit Sharing 401(k) plan, to the extent of such distribution. In order to exercise this privilege a written order for the purchase of shares of the Fund must be received by Franklin Templeton Trust Company (the "Trust Company"), the Fund or Investor Services within 365 days after the plan distribution.

Class I shares may also be purchased at net asset value and without the imposition of a contingent deferred sales charge by any state, county, or city, or any instrumentality, department, authority or agency thereof which has determined that the Fund is a legally permissible investment and which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company ("an eligible governmental authority"). SUCH INVESTORS SHOULD CONSULT THEIR OWN LEGAL ADVISORS TO DETERMINE WHETHER AND TO WHAT EXTENT THE SHARES OF THE FUND CONSTITUTE LEGAL INVESTMENTS FOR THEM. Municipal investors considering the investment of proceeds of bond offerings into the Fund should consult with expert counsel to determine the effect, if any, of various payments made by the Fund or its investment manager on arbitrage rebate calculations. In connection with investments by eligible governmental authorities at net asset value made through a securities dealer who has executed a dealer agreement with Distributors, either Distributors or one of its affiliates may make a payment, out of its own resources, to such securities dealer in an amount not to exceed 0.25% of the amount invested. Contact the Franklin Templeton Institutional Services Department for additional information.

DESCRIPTION OF SPECIAL NET ASSET VALUE PURCHASES

Class I shares may be purchased at net asset value and without the imposition of a contingent deferred sales charge by certain designated retirement plans, including profit sharing, pension, 401(k) and simplified employee pension plans ("designated plans"), subject to minimum requirements with respect to number of employees or amount of purchase, which may be established by Distributors. Currently, those criteria require that the employer establishing the plan have 200 or more employees or that the amount invested or to be invested during the subsequent 13-month period in the Fund or in any of the Franklin Templeton Investments totals at least $1,000,000. Employee benefit plans not designated above or qualified under Section 401 of the Code ("non-designated plans") may be afforded the same privilege if they meet the above requirements as well as the uniform criteria for qualified groups previously described under "Group Purchases of Class I Shares," which enable Distributors to realize economies of scale in its sales efforts and sales related expenses.

Class I shares may be purchased at net asset value and without the imposition of a contingent deferred sales charge by trust companies and bank trust departments for funds over which they exercise exclusive discretionary investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity. Such purchases are subject to minimum requirements with respect to the amount to be purchased, which may be established by Distributors. Currently, those criteria require that the amount invested or to be invested during the subsequent 13-month period in the Fund or any of the Franklin Templeton Investments must total at least $1,000,000. Orders for such accounts will be accepted by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following such order.

Class I shares may be purchased at net asset value and without the imposition of a contingent deferred sales charge by trustees or other fiduciaries purchasing securities for certain retirement plans of organizations with collective retirement plan assets of $10 million or more, without regard to where such assets are currently invested.

Please see "How Do I Buy and Sell Shares?" in the SAI for further information regarding net asset value purchases of Class I shares.

HOW DO I BUY SHARES IN CONNECTION WITH TAX-DEFERRED RETIREMENT PLANS?

Shares of the Fund may be used for individual or employer-sponsored retirement plans involving tax-deferred investments. The Fund may be used as an investment vehicle for an existing retirement plan, or, because Trust Company can serve as custodian or trustee for retirement plans, you may ask Trust Company to provide the plan documents and serve as custodian or trustee. A plan document must be adopted in order for a retirement plan to be in existence.

Brochures for Trust Company plans contain important information regarding eligibility, contribution and deferral limits and distribution requirements. Please note that an application other than the one contained in this Prospectus must be used to establish a retirement plan account with Trust Company. To obtain a retirement plan brochure or application, call 1-800/DIAL BEN (1-800/342-5236).

Please see "How Do I Sell Shares?" for specific information regarding redemptions from retirement plan accounts. Specific forms are required to be completed for distributions from Trust Company retirement plans.




Individuals and plan sponsors should consult with legal, tax or benefits and pension plan consultants before choosing a retirement plan. In addition, retirement plan investors should consider consulting their investment representatives or advisors concerning investment decisions within their plans.

GENERAL

Securities laws of states in which the Fund's shares are offered for sale may differ from federal law, and banks and financial institutions selling Fund shares may be required to register as dealers pursuant to state law.



WHAT PROGRAMS AND PRIVILEGES
ARE AVAILABLE TO ME AS A SHAREHOLDER?

CERTAIN OF THE PROGRAMS AND PRIVILEGES DESCRIBED IN THIS SECTION MAY NOT BE AVAILABLE DIRECTLY FROM THE FUND IF YOUR SHARES ARE HELD, OF RECORD, BY A FINANCIAL INSTITUTION OR IN A "STREET NAME" ACCOUNT OR NETWORKED ACCOUNT THROUGH THE NATIONAL SECURITIES CLEARING CORPORATION ("NSCC") (SEE "REGISTERING YOUR ACCOUNT" IN THIS PROSPECTUS).

SHARE CERTIFICATES

Shares from an initial investment, as well as subsequent investments, including the reinvestment of dividends and capital gain distributions, are generally credited to an account in your name on the books of the Fund, without the issuance of a share certificate. Maintaining shares in uncertificated form (also known as "plan balance") minimizes the risk of loss or theft of a share certificate. A lost, stolen or destroyed certificate cannot be replaced without obtaining a sufficient indemnity bond. The cost of such a bond, which is generally borne by you, can be 2% or more of the value of the lost, stolen or destroyed certificate. A certificate will be issued if requested by you or your securities dealer.

CONFIRMATIONS

A confirmation statement will be sent to you quarterly to reflect the dividends reinvested during the period and after each other transaction which affects your account. This statement will also show the total number of shares you own, including the number of shares in "plan balance" for your account.

AUTOMATIC INVESTMENT PLAN

The Automatic Investment Plan offers a convenient way to invest in the Fund. Under the plan, you can arrange to have money transferred automatically from your checking account to the Fund each month to purchase additional shares. If you are interested in this program, please refer to the Automatic Investment Plan Application at the back of this Prospectus for the requirements of the program or contact your investment representative. Of course, the market value of the Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may terminate the program at any time by notifying Investor Services by mail or by phone.

SYSTEMATIC WITHDRAWAL PLAN

The Systematic Withdrawal Plan allows you to receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. To establish a Systematic Withdrawal Plan, the value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. Please keep in mind that $50 is merely the minimum amount and is not a recommended amount. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. If you would like to establish a Systematic Withdrawal Plan, please complete the Systematic Withdrawal Plan section of the Shareholder Application included with this Prospectus and indicate how you would like to receive your payments. You may choose to receive your payments in any of the following ways:

1. PURCHASE SHARES OF OTHER FRANKLIN TEMPLETON FUNDS - You may direct your payments to purchase the same class of shares of another Franklin Templeton Fund.

2. RECEIVE PAYMENTS IN CASH - You may choose to receive your payments in cash. You may have the money sent directly to you, to another person, or to a checking account. If you choose to have the money sent to a checking account, please see "Electronic Fund Transfers" below.

There are no service charges for establishing or maintaining a Systematic Withdrawal Plan. Once your plan is established, any distributions paid by the Fund will be automatically reinvested in your account. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the first business day of the month in which a payment is scheduled. You will generally receive your payments within three to five days after the shares are redeemed.

Redeeming shares through a Systematic Withdrawal Plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Redemptions under a Systematic Withdrawal Plan are considered a sale for federal income tax purposes. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

While a Systematic Withdrawal Plan is in effect, no share certificates will be issued. You should ordinarily not make additional investments in the Fund of less than $5,000 or three times the amount of annual withdrawals under the plan because of the sales charge on additional purchases. Shares redeemed under the plan may also be subject to a contingent deferred sales charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

You may terminate a Systematic Withdrawal Plan, change the amount and schedule of withdrawal payments, or suspend a payment by notifying Investor Services in writing at least seven business days prior to the end of the month preceding a scheduled payment. The Fund may also terminate a Systematic Withdrawal Plan by notifying you in writing and will automatically terminate a Systematic Withdrawal Plan if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

ELECTRONIC FUND TRANSFERS

You may choose to have distributions from the Fund or payments under a Systematic Withdrawal Plan sent directly to a checking account. If the checking account is maintained at a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. Any payments made during that time will be sent to the address of record on your account.

INSTITUTIONAL ACCOUNTS

There may be additional methods of purchasing, redeeming or exchanging shares of the Fund available to institutional accounts. For further information, contact the Franklin Templeton Institutional Services Department at 1-800/321-8563.

WHAT IF MY INVESTMENT OUTLOOK CHANGES? - EXCHANGE PRIVILEGE

The Franklin Templeton Funds consist of a number of mutual funds with various investment objectives and policies. The shares of most of these funds are offered to the public with a sales charge. If your investment objective or outlook for the securities markets changes, Fund shares may be exchanged for the same class of shares of other Franklin Templeton Funds which are eligible for sale in your state of residence and in conformity with such fund's stated eligibility requirements and investment minimums. Some funds, however, may not offer Class II shares. Class I shares may be exchanged for Class I shares of any of the other Franklin Templeton Funds. Class II shares may be exchanged for Class II shares of any of the other Franklin Templeton Funds. No exchanges between different classes of shares will be allowed. A contingent deferred sales charge will not be imposed on exchanges. If, however, the exchanged shares were subject to a contingent deferred sales charge in the original fund purchased and shares are subsequently redeemed within the contingency period, a contingent deferred sales charge will be imposed. Before making an exchange, you should review the prospectus of the fund you wish to exchange from and the fund you wish to exchange into for all specific requirements or limitations on exercising the exchange privilege, for example, limitations on a fund's sale of its shares, minimum holding periods for exchanges at net asset value, or applicable sales charges.

You may exchange shares in any of the following ways:

BY MAIL



Send written instructions signed by all account owners and accompanied by any outstanding share certificates properly endorsed. The transaction will be effective upon receipt of the written instructions together with any outstanding share certificates.




BY TELEPHONE

YOU OR YOUR INVESTMENT REPRESENTATIVE OF RECORD, IF ANY, MAY EXCHANGE SHARES OF THE FUND BY CALLING INVESTOR SERVICES AT 1-800/632-2301 OR THE AUTOMATED FRANKLIN TELEFACTS(R) SYSTEM (DAY OR NIGHT) AT 1-800/247-1753. IF YOU DO NOT WISH THIS PRIVILEGE EXTENDED TO A PARTICULAR ACCOUNT, YOU SHOULD NOTIFY THE FUND OR INVESTOR SERVICES.

The telephone exchange privilege allows you to effect exchanges from the Fund into an identically registered account of the same class of shares in one of the other available Franklin Templeton Funds. The telephone exchange privilege is available only for uncertificated shares or those which have previously been deposited in your account. The Fund and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Please see "Telephone Transactions - Verification Procedures."

During periods of drastic economic or market changes, it is possible that the telephone exchange privilege may be difficult to implement and the TeleFACTS option may not be available. In this event, you should follow the other exchange procedures discussed in this section, including the procedures for processing exchanges through securities dealers.

THROUGH SECURITIES DEALERS

As is the case with all purchases and redemptions of the Fund's shares, Investor Services will accept exchange orders from securities dealers who execute a dealer or similar agreement with Distributors. See also "By Telephone" above. Such a dealer-ordered exchange will be effective only for uncertificated shares on deposit in your account or for which certificates have previously been deposited. A securities dealer may charge a fee for handling an exchange.

ADDITIONAL INFORMATION REGARDING EXCHANGES

Exchanges of the same class of shares are made on the basis of the net asset value of the class involved, except as set forth below. Exchanges of shares of a class which were purchased without a sales charge will be charged a sales charge in accordance with the terms of the prospectus of the fund and the class of shares being purchased, unless the original investment in the Franklin Templeton Funds was made pursuant to the privilege permitting purchases at net asset value, as discussed under "How Do I Buy Shares?" Exchanges of Class I shares of the Fund which were purchased with a lower sales charge into a fund which has a higher sales charge will be charged the difference, unless the shares were held in the Fund for at least six months prior to executing the exchange.

If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be transferred to the fund being exchanged into and will be invested at net asset value. Because the exchange is considered a redemption and purchase of shares, you may realize a gain or loss for federal income tax purposes. Backup withholding and information reporting may also apply. Information regarding the possible tax consequences of such an exchange is included in the tax section in this Prospectus and under "Additional Information Regarding Taxation" in the SAI.

If a substantial portion of the Fund's shareholders should, within a short period, elect to redeem their shares of the Fund pursuant to the exchange privilege, the Fund might have to liquidate portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this should occur, it is the general policy of the Fund to initially invest this money in short-term, interest-bearing money market instruments, unless it is felt that attractive investment opportunities consistent with the Fund's investment objective exist immediately. Subsequently, this money will be withdrawn from such short-term money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The exchange privilege may be modified or discontinued by the Fund at any time upon 60 days' written notice to shareholders.

EXCHANGES OF CLASS I SHARES

The contingency period during which a contingent deferred sales charge may be assessed for Class I shares will be tolled (or stopped) for the period such shares are exchanged into and held in a Franklin or Templeton Class I money market fund. If a Class I account has shares subject to a contingent deferred sales charge, Class I shares will be exchanged into the new account on a "first-in, first-out" basis. See "How Do I Sell Shares? - Contingent Deferred Sales Charge" for a discussion of investments subject to a contingent deferred sales charge.

EXCHANGES OF CLASS II SHARES

When an account is composed of Class II shares subject to the contingent deferred sales charge and Class II shares that are not, the shares will be transferred proportionately into the new fund. Shares received from reinvestment of dividends and capital gains are referred to as "free shares," shares which were originally subject to a contingent deferred sales charge but to which the contingent deferred sales charge no longer applies are called "matured shares," and shares still subject to the contingent deferred sales charge are referred to as "CDSC liable shares." CDSC liable shares held for different periods of time are considered different types of CDSC liable shares. For instance, if you have $1,000 in free shares, $2,000 in matured shares, and $3,000 in CDSC liable shares and you exchange $3,000 into a new fund, $500 will be exchanged from free shares, $1,000 from matured shares, and $1,500 from CDSC liable shares. Similarly, if CDSC liable shares have been purchased at different periods, a proportionate amount will be taken from shares held for each period. If, for example, you hold $1,000 in shares bought 3 months ago, $1,000 bought 6 months ago, and $1,000 bought 9 months ago and you exchange $1,500 into the new fund, $500 from each of these shares will be deemed exchanged into the new fund.

The only money market fund exchange option available to Class II shareholders is the Franklin Templeton Money Fund II ("Money Fund II"), a series of the Franklin Templeton Money Fund Trust. No drafts (checks) may be written on Money Fund II accounts, nor may Class II shareholders purchase shares of Money Fund II directly. Class II shares exchanged for shares of Money Fund II will continue to age, for purposes of calculating the contingent deferred sales charge, because they continue to be subject to Rule 12b-1 fees. The contingent deferred sales charge will be assessed if CDSC liable shares are redeemed. Class I shares may be exchanged for shares of any of the money market funds in the Franklin Templeton Funds except Money Fund II. Draft writing privileges and direct purchases are allowed on these other money market funds as described in their respective prospectuses.

To the extent shares are exchanged proportionately, as opposed to another method such as first-in first-out or free shares followed by CDSC liable shares, the exchanged shares may, in some instances, be CDSC liable even though a redemption of such shares, as discussed elsewhere herein, may no longer be subject to a contingent deferred sales charge. The proportional method is believed by management to more closely meet and reflect the expectations of Class II shareholders in the event shares are redeemed during the contingency period. For federal income tax purposes, the cost basis of shares redeemed or exchanged is determined under the Code without regard to the method of transferring shares chosen by the Fund.

RETIREMENT PLAN ACCOUNTS

Franklin Templeton IRA and 403(b) retirement plan accounts may exchange shares directly. Certain restrictions may apply, however, to other types of retirement plans. See "Restricted Accounts" under "Telephone Transactions."

TIMING ACCOUNTS

Accounts which are administered by allocation or market timing services to exchange shares based on predetermined market indicators ("Timing Accounts") will be charged a $5.00 administrative service fee per each such exchange. All other exchanges are without charge.





RESTRICTIONS ON EXCHANGES

In accordance with the terms of their respective prospectuses, certain funds do not accept or may place differing limitations than those below on exchanges by Timing Accounts.

The Fund reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any Timing Account or any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of the Fund within two weeks of an earlier exchange request out of the Fund, (ii) makes more than two exchanges out of the Fund per calendar quarter, or (iii) exchanges shares equal in value to at least $5 million, or more than 1% of the Fund's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.




The Fund also reserves the right to refuse the purchase side of an exchange request by any Timing Account, person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Your purchase exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Fund and therefore may be refused.

The Fund and Distributors, as indicated under "How Do I Buy Shares?", reserve the right to refuse any order for the purchase of shares.

TRANSFERS

Transfers between identically registered accounts in the same fund and class are treated as non-monetary and non-taxable events and are not subject to a contingent deferred sales charge. The transferred shares will continue to age from the date of original purchase. Shares of each class will be transferred on the same basis as described above for exchanges.

CONVERSION RIGHTS

It is not presently anticipated that Class II shares will be convertible to Class I shares. You may, however, sell Class II shares and use the proceeds to purchase Class I shares, subject to all applicable sales charges.

HOW DO I SELL SHARES?

You may liquidate your shares at any time and receive from the Fund the value of the shares. You may redeem shares in any of the following ways:

BY MAIL

Send a written request signed by all registered owners to Investor Services, at the address shown on the back cover of this Prospectus, and any share certificates which have been issued for the shares being redeemed, properly endorsed and in order for transfer. You will then receive from the Fund the value of the class of shares redeemed based upon the net asset value per share (less a contingent deferred sales charge, if applicable) next computed after the written request in proper form is received by Investor Services. Redemption requests received after the time at which the net asset value is calculated will receive the price calculated on the following business day. The net asset value per share of each class is determined as of the scheduled close of the New York Stock Exchange (the "Exchange") (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. You are requested to provide a telephone number where you may be reached during business hours, or in the evening if preferred. Investor Services' ability to contact you promptly when necessary will speed the processing of the redemption.

TO BE CONSIDERED IN PROPER FORM, SIGNATURES MUST BE GUARANTEED IF THE REDEMPTION REQUEST INVOLVES ANY OF THE FOLLOWING:




(1) the proceeds of the redemption are over $50,000;




(2) the proceeds (in any amount) are to be paid to someone other than the registered owners of the account;

(3 the proceeds (in any amount) are to be sent to any address other than the address of record, preauthorized bank account or brokerage firm account;




(4) share certificates, if the redemption proceeds are in excess of $50,000; or

(5) the Fund or Investor Services believes that a signature guarantee would protect against potential claims based on the transfer instructions, including, for example, when (a) the current address of one or more joint owners of an account cannot be confirmed, (b) multiple owners have a dispute or give inconsistent instructions to the Fund, (c) the Fund has been notified of an adverse claim, (d) the instructions received by the Fund are given by an agent, not the actual registered owner, (e) the Fund determines that joint owners who are married to each other are separated or may be the subject of divorce proceedings, or (f) the authority of a representative of a corporation, partnership, association, or other entity has not been established to the satisfaction of the Fund.




Signatures must be guaranteed by an "eligible guarantor institution" as defined under Rule 17Ad-15 under the Securities Exchange Act of 1934. Generally, eligible guarantor institutions include (1) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (2) national securities exchanges, registered securities associations and clearing agencies; (3) securities dealers which are members of a national securities exchange or a clearing agency or which have minimum net capital of $100,000; or (4) institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature guarantee medallion program. A notarized signature will not be sufficient for the request to be in proper form.

Where shares to be redeemed are represented by share certificates, the request for redemption must be accompanied by the share certificate and a share assignment form signed by the registered owners exactly as the account is registered, with the signatures guaranteed as referenced above. You are advised, for your protection, to send the share certificate and assignment form in separate envelopes if they are being mailed in for redemption.

Liquidation requests of corporate, partnership, trust and custodianship accounts, and accounts under court jurisdiction require the following documentation to be in proper form:

Corporation - (1) Signature guaranteed letter of instruction from the authorized officers of the corporation and (2) a corporate resolution.

Partnership - (1) Signature guaranteed letter of instruction from a general partner and (2) pertinent pages from the partnership agreement identifying the general partners or a certification for a partnership agreement.

Trust - (1) Signature guaranteed letter of instruction from the trustees and (2) a copy of the pertinent pages of the trust document listing the trustees or a Certification for Trust if the trustees are not listed on the account registration.

Custodial(other than a retirement account) - Signature guaranteed letter of instruction from the custodian.




Accounts under court jurisdiction - Check court documents and applicable state law since these accounts have varying requirements, depending upon the state of residence.




Payment for redeemed shares will be sent to you within seven days after receipt of the request in proper form.

BY TELEPHONE

If you complete the Franklin Templeton Telephone Redemption Authorization Agreement (the "Agreement"), included with this Prospectus, you may redeem shares of the Fund by telephone, subject to the Restricted Account exception noted under "Telephone Transactions - Restricted Accounts". You may obtain additional information about telephone redemptions by writing to the Fund or Investor Services at the address shown on the cover or by calling 1-800/632-2301. THE FUND AND INVESTOR SERVICES WILL EMPLOY REASONABLE PROCEDURES TO CONFIRM THAT INSTRUCTIONS GIVEN BY TELEPHONE ARE GENUINE. YOU, HOWEVER, BEAR THE RISK OF LOSS IN CERTAIN CASES AS DESCRIBED UNDER "TELEPHONE TRANSACTIONS - VERIFICATION PROCEDURES."

If your account has a completed Agreement on file, redemptions of uncertificated shares or shares which have previously been deposited with the Fund or Investor Services may be made for up to $50,000 per day per Fund account. Telephone redemption requests received before the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) on any business day will be processed that same day. The redemption check will be sent within seven days, made payable to all the registered owners on the account, and will be sent only to the address of record.

Redemption requests by telephone will not be accepted within 30 days following an address change by telephone. In that case, you should follow the other redemption procedures set forth in this Prospectus. Institutional accounts (certain corporations, bank trust departments, qualified retirement plans and government entities which qualify to purchase shares at net asset value pursuant to the terms of this Prospectus) that wish to execute redemptions in excess of $50,000 must complete an Institutional Telephone Privileges Agreement which is available from the Franklin Templeton Institutional Services Department by calling 1-800/321-8563.

THROUGH SECURITIES DEALERS

The Fund will accept redemption orders from securities dealers who have entered into an agreement with Distributors. This is known as a repurchase. The only difference between a normal redemption and a repurchase is that if you redeem shares through a dealer, the redemption price will be the net asset value next calculated after your dealer receives the order which is promptly transmitted to the Fund, rather than on the day the Fund receives your written request in proper form. The documents described under "By Mail" above, as well as a signed letter of instruction, are required regardless of whether you redeem shares directly or submit such shares to a securities dealer for repurchase. Your letter should reference the Fund and the class, the account number, the fact that the repurchase was ordered by a dealer and the dealer's name. Details of the dealer-ordered trade, such as trade date, confirmation number, and the amount of shares or dollars, will help speed processing of the redemption. The seven-day period within which the proceeds of your redemption will be sent will begin when the Fund receives all documents required to complete ("settle") the repurchase in proper form. The redemption proceeds will not earn dividends or interest during the time between receipt of the dealer's repurchase order and the date the redemption is processed upon receipt of all documents necessary to settle the repurchase. Thus, it is in your best interest to have the required documentation completed and forwarded to the Fund as soon as possible. Your dealer may charge a fee for handling the order. See "How Do I Buy and Sell Shares?" in the SAI for more information on the redemption of shares.

CONTINGENT DEFERRED SALES CHARGE

In order to recover commissions paid to securities dealers, all or a portion of Class I investments of $1 million or more and any Class II investments redeemed within the contingency period (12 months for Class I and 18 months for Class II) will be assessed a contingent deferred sales charge, unless one of the exceptions described below applies. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the net asset value at the time of purchase of such shares, and is retained by Distributors. The contingent deferred sales charge is waived in certain instances.

In determining whether a contingent deferred sales charge applies, shares not subject to a contingent deferred sales charge are deemed to be redeemed first, in the following order: (i) a calculated number of shares representing amounts attributable to capital appreciation on shares held less than the contingency period; (ii) shares purchased with reinvested dividends and capital gain distributions; and (iii) other shares held longer than the contingency period. Shares subject to a contingent deferred sales charge will then be redeemed on a "first-in, first-out" basis. For tax purposes, a contingent deferred sales charge is treated as either a reduction in redemption proceeds or an adjustment to the cost basis of the shares redeemed.

The contingent deferred sales charge on each class of shares is waived, as applicable, for: exchanges; any account fees; distributions from an individual retirement plan account due to death or disability or upon periodic distributions based on life expectancy; tax-free returns of excess contributions from employee benefit plans; distributions from employee benefit plans, including those due to termination or plan transfer; redemptions initiated by the Fund due to an account falling below the minimum specified account size; redemptions following the death of the shareholder or beneficial owner; and redemptions through a Systematic Withdrawal Plan set up for shares prior to February 1, 1995, and for Systematic Withdrawal Plans set up thereafter, redemptions of up to 1% monthly of an account's net asset value (3% quarterly, 6% semiannually or 12% annually). For example, if a Class I account maintained an annual balance of $1,000,000, only $120,000 could be withdrawn through a once-yearly Systematic Withdrawal Plan free of charge. Any amount over that $120,000 would be assessed a 1% contingent deferred sales charge. Likewise, if a Class II account maintained an annual balance of $10,000, only $1,200 could be withdrawn through a once-yearly Systematic Withdrawal Plan free of charge.

All investments made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Unless otherwise specified, requests for redemptions of a SPECIFIED DOLLAR amount will result in additional shares being redeemed to cover any applicable contingent deferred sales charge, while requests for redemption of a SPECIFIC NUMBER of shares will result in the applicable contingent deferred sales charge being deducted from the total dollar amount redeemed.




ADDITIONAL INFORMATION REGARDING REDEMPTIONS

The Fund may delay the mailing of the redemption check, or a portion thereof, until the clearance of the check used to purchase Fund shares, which may take up to 15 days or more. Although the use of a certified or cashier's check will generally reduce this delay, shares purchased with these checks will also be held pending clearance.
Shares purchased by federal funds wire are available for immediate redemption.




The right of redemption may be suspended or the date of payment postponed if the Exchange is closed (other than customary closing) or upon the determination of the SEC that trading on the Exchange is restricted or an emergency exists, or if the SEC permits it, by order, for the protection of shareholders. Of course, the amount received may be more or less than the amount you invested, depending on fluctuations in the market value of securities owned by the Fund.

RETIREMENT PLAN ACCOUNTS

Retirement plan account liquidations require the completion of certain additional forms to ensure compliance with IRS regulations. To liquidate a retirement plan account, you or your securities dealer may call Franklin's Retirement Plans Department to obtain the necessary forms.

Tax penalties will generally apply to any distribution from such plans to a participant under age 59 1/2, unless the distribution meets one of the exceptions set forth in the Code.

OTHER INFORMATION

Distribution or redemption checks sent to you do not earn interest or any other income during the time such checks remain uncashed and neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks.

"Cash" payments to or from the Fund may be made by check, draft or wire. The Fund has no facility to receive, or pay out, cash in the form of currency.

For any information required about a proposed liquidation, you may call Franklin's Shareholder Services Department. Securities dealers may call Franklin's Dealer Services Department.

TELEPHONE TRANSACTIONS

By calling Investor Services at 1-800/632-2301, you or your investment representative of record, if any, may be able to execute various telephone transactions, including to: (i) effect a change in address, (ii) change a dividend option (see "Restricted Accounts" below), (iii) transfer Fund shares in one account to another identically registered account in the Fund, (iv) request the issuance of certificates (to be sent to the address of record only) and (v) exchange Fund shares as described in this Prospectus by telephone. In addition, if you complete and file an Agreement as described under "How Do I Sell Shares?
- By Telephone" you will be able to redeem shares of the Fund.

VERIFICATION PROCEDURES

The Fund and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These will include: recording all telephone calls requesting account activity by telephone, requiring that the caller provide certain personal and/or account information requested by the telephone service agent at the time of the call for the purpose of establishing the caller's identification, and sending a confirmation statement on redemptions to the address of record each time account activity is initiated by telephone. So long as the Fund and Investor Services follow instructions communicated by telephone which were reasonably believed to be genuine at the time of their receipt, neither they nor their affiliates will be liable for any loss to you caused by an unauthorized transaction. The Fund and Investor Services may be liable for any losses due to unauthorized or fraudulent instructions in the event such reasonable procedures are not followed. You are, of course, under no obligation to apply for or accept telephone transaction privileges. In any instance where the Fund or Investor Services is not reasonably satisfied that instructions received by telephone are genuine, the requested transaction will not be executed, and neither the Fund nor Investor Services will be liable for any losses which may occur because of a delay in implementing a transaction.

RESTRICTED ACCOUNTS

Telephone redemptions and dividend option changes may not be accepted on Franklin Templeton retirement accounts. To assure compliance with all applicable regulations, special forms are required for any redemption, distribution or dividend payment changes. While the telephone exchange privilege is extended to Franklin Templeton IRA and 403(b) retirement accounts, certain restrictions may apply to other types of retirement plans.

To obtain further information regarding distribution or transfer procedures, including any required forms, retirement account shareholders may call to speak to a Retirement Plan Specialist at 1-800/527-2020.

GENERAL

During periods of drastic economic or market changes, it is possible that the telephone transaction privilege will be difficult to execute because of heavy telephone volume. In such situations, you may wish to contact your investment representative for assistance or send written instructions to the Fund as detailed elsewhere in this Prospectus.

Neither the Fund nor Investor Services will be liable for any losses resulting from your inability to execute a telephone transaction.

HOW ARE FUND SHARES VALUED?

The net asset value per share of each class of the Fund is determined as of the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. Many newspapers carry daily quotations of the prior trading day's closing "bid" (net asset value) and "ask" (offering price, which includes the maximum front-end sales charge of each class of shares of the
Fund).

The net asset value per share of each class is determined by deducting the aggregate gross value of all liabilities of each class from the aggregate gross value of all assets of each class, and then dividing the difference by the number of shares of the class outstanding. Assets in the Fund's portfolio are valued as described under "How Are Fund Shares Valued?" in the SAI.

Each class will bear, pro rata, all of the common expenses of the Fund, except that each class will bear the Rule 12b-1 fees payable under its respective plan. The net asset value of all outstanding shares of each class of the Fund will be computed on a pro rata basis based on the proportionate participation in the Fund represented by the value of shares of such class. Due to the specific distribution expenses and other costs that will be allocable to each class, the dividends paid to each class of the Fund may vary.

HOW DO I GET MORE INFORMATION ABOUT MY INVESTMENT?

Any questions or communications regarding your account should be directed to Investor Services at the address shown on the back cover of this Prospectus.

From a touch-tone phone, you may access an automated system (day or night) which offers the following features. By calling the Franklin TeleFACTS(R) system at 1-800/247-1753, you may obtain Class I and Class II account information, current price and, if available, yield or other performance information specific to the Fund or any Franklin Templeton Fund. In addition, Class I shareholders may process an exchange, within the same class, into an identically registered Franklin account and request duplicate confirmation or year-end statements and deposit slips.

Class I and Class II share codes for the Fund, which will be needed to access system information, are 137 and 237, respectively. The system's automated operator will prompt you with easy to follow step-by-step instructions from the main menu. Other features may be added in the future.

To assist you and securities dealers wishing to speak directly with a representative, the following list of Franklin departments, telephone numbers and hours of operation is provided. The same numbers may be used when calling from a rotary phone.

                                                                   HOURS OF OPERATION
                                                                   (PACIFIC TIME)
DEPARTMENT NAME                        TELEPHONE NO.               (MONDAY THROUGH FRIDAY)
Shareholder Services                   1-800/632-2301              5:30 a.m. to 5:00 p.m.
Dealer Services                        1-800/524-4040              5:30 a.m. to 5:00 p.m.
Fund Information                       1-800/DIAL BEN              5:30 a.m. to 8:00 p.m.
                                                                   8:30 a.m. to 5:00 p.m.
                                                                      (Saturday)
Retirement Plans                       1-800/527-2020              5:30 a.m. to 5:00 p.m.
TDD (hearing impaired)                 1-800/851-0637              5:30 a.m. to 5:00 p.m.




In order to ensure that the highest quality of service is being provided, telephone calls placed to or by representatives in Franklin's service departments may be accessed, recorded and monitored. These calls can be determined by the presence of a regular beeping tone.



HOW DOES THE FUND MEASURE PERFORMANCE?

Advertisements, sales literature and communications to you may contain several measures of a class' performance, including current yield, various expressions of total return and current distribution rate. They may also occasionally cite statistics to reflect the Fund's volatility or risk.

Average annual total return figures as prescribed by the SEC represent the average annual percentage change in value of $1,000 invested at the maximum public offering price (offering price includes sales charge) for one-, five- and ten-year periods, or portion thereof, to the extent applicable, through the end of the most recent calendar quarter, assuming reinvestment of all distributions. The Fund may also furnish total return quotations for each class for other periods or based on investments at various sales charge levels or at net asset value. For such purposes, total return equals the total of all income and capital gain paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price.

Current yield for each class reflects the income per share earned by the Fund's portfolio investments. It is calculated for each class by dividing that class' net investment income per share during a recent 30-day period by the maximum public offering price for that class of shares on the last day of that period and annualizing the result.


Current yield for each class, which is calculated according to a formula prescribed by the SEC (see "General Information" in the SAI), is not indicative of the dividends or distributions which were or will be paid to the Fund's shareholders. Dividends or distributions paid to shareholders of a class are reflected in the current distribution rate, which may be quoted to you. The current distribution rate is computed by dividing the total amount of dividends per share paid by a class during the past 12 months by a current maximum offering price for that class of shares. Under certain circumstances, such as when there has been a change in the amount of dividend payout or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid during the period such policies were in effect, rather than using the dividends during the past 12 months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gain, and is calculated over a different period of time.

In each case, performance figures are based upon past performance, reflect all recurring charges against a class' income and will assume the payment of the maximum sales charge on the purchase of that class of shares. When there has been a change in the sales charge structure, the historical performance figures will be restated to reflect the new rate. The investment results of each class, like all other investment companies, will fluctuate over time; thus, performance figures should not be considered to represent what an investment may earn in the future or what a class' total return, current yield or distribution rate may be in any future period.

REPORTS TO SHAREHOLDERS

The Fund's fiscal year ends October 31. Annual Reports containing audited financial statements of the Fund, including the auditors' report, and Semi-Annual Reports containing unaudited financial statements are automatically sent to shareholders. To reduce the volume of mail sent to each household, as well as to reduce Fund expenses, Investor Services will attempt to identify related shareholders within a household and send only one copy of the report. Additional copies may be obtained, without charge, upon request to the Fund at the telephone number or address set forth on the cover page of this Prospectus.

Additional information on Fund performance is included in the Fund's Annual Report to Shareholders and under "General Information" in the SAI.

ORGANIZATION AND VOTING RIGHTS

The Trust was organized as a Massachusetts business trust on December 16, 1986. The Agreement and Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest of $0.01 par value, which may be issued in any number of series and classes. Shares issued will be fully paid and non-assessable and will have no preemptive, conversion, or sinking rights. Shares of each series have equal and exclusive rights as to dividends and distributions as declared by such series and the net assets of such series upon liquidation or dissolution. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Additional series or classes may be added in the future by the Board.

Shares of each class represent proportionate interests in the assets of the Fund and have the same voting and other rights and preferences as the other class of the Fund for matters that affect the Fund as a whole. For matters that only affect a certain class of the Fund's shares, however, only shareholders of that class will be entitled to vote. Therefore each class of shares will vote separately on matters (1) affecting only that class, (2) expressly required to be voted on separately by class by state business trust law, or (3) required to be voted on separately by class by the 1940 Act, or the rules adopted thereunder. For instance, if a change to the Rule 12b-1 plan relating to Class I shares requires shareholder approval, only shareholders of Class I may vote on the change to the Rule 12b-1 plan affecting that class. Similarly, if a change to the Rule 12b-1 plan relating to Class II shares requires approval, only shareholders of Class II may vote on changes to such plan. On the other hand, if there is a proposed change to the investment objective of the Fund, the proposal would affect all shareholders, regardless of which class of shares they hold and, therefore, each share has the same voting rights.

Voting rights are noncumulative, so that in any election of trustees, the holders of more than 50% of the shares voting can elect all of the trustees, if they choose to do so, and in such event the holders of the remaining shares voting will not be able to elect any person or persons to the Board.

The Trust does not intend to hold annual shareholders meetings. The Trust may, however, hold a special shareholders meeting of a series for such purposes as changing fundamental investment restrictions, approving a new management agreement or any other matters which are required to be acted on by shareholders under the 1940 Act. A meeting may also be called by the trustees in their discretion or by shareholders holding at least ten percent of the outstanding shares of the Trust. Shareholders will receive assistance in communicating with other shareholders in connection with the election or removal of trustees such as that provided in Section 16(c) of the 1940 Act.

REDEMPTIONS BY THE FUND

The Fund reserves the right to redeem your shares, at net asset value, if your account has a value of less than $50, but only where the value of your account has been reduced by the prior voluntary redemption of shares and has been inactive (except for the reinvestment of distributions) for a period of at least six months, provided you are given advance notice. For more information, see "How Do I Buy and Sell Shares? in the SAI.

REGISTERING YOUR ACCOUNT

An account registration should reflect your intentions as to ownership. Where there are two co-owners on the account, the account will be registered as "Owner 1" AND "Owner 2"; the "or" designation is not used except for money market fund accounts. If co-owners wish to have the ability to redeem or convert on the signature of only one owner, a limited power of attorney may be used.



Accounts should not be registered in the name of a minor, either as sole or co-owner of the account. Transfer or redemption for such an account may require court action to obtain release of the funds until the minor reaches the legal age of majority. The account should be registered in the name of one "Adult" as custodian for the benefit of the "Minor" under the Uniform Transfer or Gifts to Minors Act.

A trust designation such as "trustee" or "in trust for" should only be used if the account is being established pursuant to a legal, valid trust document. Use of such a designation in the absence of a legal trust document may cause difficulties and require court action for transfer or redemption of the funds.

Shares, whether in certificate form or not, registered as joint tenants or "Jt Ten" shall mean "as joint tenants with rights of survivorship" and not "as tenants in common."




Except as indicated, you may transfer an account in the Fund carried in "street" or "nominee" name by your securities dealer to a comparably registered Fund account maintained by another securities dealer. Both the delivering and receiving securities dealers must have executed dealer agreements on file with Distributors. Unless a dealer agreement has been executed and is on file with Distributors, the Fund will not process the transfer and will so inform your delivering securities dealer. To effect the transfer, you should instruct the securities dealer to transfer the account to a receiving securities dealer and sign any documents required by the securities dealers to evidence consent to the transfer. Under current procedures, the account transfer may be processed by the delivering securities dealer and the Fund after the Fund receives authorization in proper form from your delivering securities dealer. Account transfers may be effected electronically through the services of the NSCC.

The Fund may conclusively accept instructions from you or your nominee listed in publicly available nominee lists, regardless of whether the account was initially registered in the name of or by you, your nominee, or both. If a securities dealer or other representative is of record on your account, you will be deemed to have authorized the use of electronic instructions on the account, including, without limitation, those initiated through the services of the NSCC, to have adopted as instruction and signature any such electronic instructions received by the Fund and Investor Services, and to have authorized them to execute the instructions without further inquiry. At the present time, such services which are available include the NSCC's "Networking," "Fund/SERV," and "ACATS" systems.

Any questions regarding an intended registration should be answered by the securities dealer handling the investment or by calling Franklin's Fund Information Department.

IMPORTANT NOTICE REGARDING TAXPAYER IRS CERTIFICATIONS

Pursuant to the Code and U.S. Treasury regulations, the Fund may be required to report to the IRS any taxable dividend, capital gain distribution, or other reportable payment (including share redemption proceeds) and withhold 31% of any such payments made to individuals and other non-exempt shareholders who have not provided a correct taxpayer identification number ("TIN") and made certain required certifications that appear in the Shareholder Application. You may also be subject to backup withholding if the IRS or a securities dealer notifies the Fund that the number furnished by you is incorrect or that you are subject to backup withholding for previous under-reporting of interest or dividend income.

The Fund reserves the right to (1) refuse to open an account for any person failing to provide a TIN along with the required certifications and (2) close an account by redeeming its shares in full at the then-current net asset value upon receipt of notice from the IRS that the TIN certified as correct by you is in fact incorrect or upon the failure of a shareholder who has completed an "awaiting TIN" certification to provide the Fund with a certified TIN within 60 days after opening the account.




APPENDIX


DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS:

AAA - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA - Bonds which are rated Ba are judged to have predominantly speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

DESCRIPTION OF S&P'S CORPORATE BOND RATINGS:

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

FRANKLIN
SHORT-INTERMEDIATE
U.S. GOVERNMENT
SECURITIES FUND

FRANKLIN INVESTORS SECURITIES TRUST

PROSPECTUS


MARCH 1, 1996


777 MARINERS ISLAND BLVD., P.O. BOX 7777
SAN MATEO, CA 94403-7777  1-800/DIAL BEN

Franklin Investors Securities Trust (the "Trust") is an open-end management investment company consisting of both diversified and non-diversified separate series. Each series of the Trust in effect represents a separate fund with its own investment objectives and policies, with varying possibilities for income or capital appreciation, and subject to varying market risks. Through the different series, the Trust attempts to satisfy different investment objectives.

This Prospectus pertains only to the Franklin Short-Intermediate U.S. Government Securities Fund (the "Fund"), a diversified series, which invests in a portfolio of U.S. government securities, with primary emphasis on securities with remaining maturities of 3 1/2 years or less. The Fund's investment objective is to provide as high a level of current income consistent with prudent investing while seeking preservation of shareholder's capital. The Fund will invest in obligations of the U.S. government and its agencies or instrumentalities. The Fund is designed for individuals and institutional accounts, such as corporations, banks, savings and loan associations, trust companies, and other entities. There can, of course, be no assurance that the Fund's objectives will be achieved.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE
POSSIBLE LOSS OF PRINCIPAL.


A Statement of Additional Information (the "SAI") concerning the Fund and other series of the Trust, dated March 1, 1996, as may be amended from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to you. It has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. A copy is available without charge from the Fund or the Fund's principal underwriter, Franklin/Templeton Distributors, Inc. ("Distributors"), at the address or telephone number shown above.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


This Prospectus is intended to set forth in a clear and concise manner information about the Fund that you should know before investing. After reading the Prospectus, you should retain it for future reference; it contains information about the purchase and sale of shares and other items which you will find useful to have.


THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY
REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM THE UNDERWRITER.

CONTENTS                                             PAGE

Expense Table


Financial Highlights - How Has the Fund Performed?


What Is the Franklin Short-Intermediate U.S. Government Securities Fund?

How Does the Fund Invest Its Assets?

Who Manages the Fund?

What Distributions Might I Receive from the Fund?

How Taxation Affects You and the Fund

How Do I Buy Shares?

What Programs and Privileges Are Available to Me as a Shareholder?

What If My Investment Outlook Changes? - Exchange Privilege

How Do I Sell Shares?

Telephone Transactions


How Are Fund Shares Valued?


How Do I Get More Information About My Investment?

How Does the Fund Measure Performance?

General Information


Registering Your Account


Important Notice Regarding
  Taxpayer IRS Certifications



EXPENSE TABLE


The purpose of this table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly in connection with an investment in the Fund. These figures are based on aggregate operating expenses of the Fund for the fiscal year ended October 31, 1995.


SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)                                2.25%
Deferred Sales Charge                                                NONE+
Exchange Fee (per transaction)                                       $5.00*





ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
Management Fees                                                     0.56%
Maximum 12b-1 Fees                                                  0.08%**
Other Expenses:
  Shareholder Servicing Costs                       0.03%
  Reports to Shareholders                           0.02%
  Other                                             0.04%
                                                    -----

Total Other Expenses                                                0.09%

Total Fund Operating Expenses                                       0.73%

+Investments of $1 million or more are not subject to a front-end sales charge; however, a contingent deferred sales charge of 1% is generally imposed on certain redemptions within a "contingency period" of 12 months of the calendar month of such investments. See "How Do I Sell Shares? - Contingent Deferred Sales Charge."

*$5.00 fee imposed only on Timing Accounts as described under "What If My Investment Outlook Changes? - Exchange Privilege." All other exchanges are processed without a fee.

**The maximum amount of Rule 12b-1 fees allowed pursuant to the Fund's distribution plan is 0.10%. See "Who Manages the Fund? - Plan of Distribution." Consistent with National Association of Securities Dealers, Inc.'s rules, it is possible that the combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charges permitted under those same rules. Given the Fund's maximum front-end sales charge and the rate of the Fund's Rule 12b-1 fee, however, it is estimated that this would take a substantial number of years.

You should be aware that the above table is not intended to reflect in precise detail the fees and expenses associated with an investment in the Fund. Rather, the table has been provided only to assist you in gaining a more complete understanding of fees, charges and expenses. For a more detailed discussion of these matters, you should refer to the appropriate sections of this Prospectus.

EXAMPLE

As required by SEC regulations, the following example illustrates the expenses, including the maximum front-end sales charge, that apply to a $1,000 investment in the Fund over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period.

        1 YEAR        3 YEARS    5 YEARS    10 YEARS
        $30           $45        $62        $111


*Assumes that a contingent deferred sales charge will not apply.

THIS EXAMPLE IS BASED ON THE AGGREGATE ANNUAL OPERATING EXPENSES SHOWN ABOVE AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES, WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. The operating expenses are borne by the Fund and only indirectly by you as a result of your investment in the Fund. In addition, federal securities regulations require the example to assume an annual return of 5%, but the Fund's actual return may be more or less than 5%.

FINANCIAL HIGHLIGHTS

Set forth below is a table containing the financial highlights for a share of the Fund throughout the fiscal periods from the effective date of registration (April 15, 1987) to October 31, 1995. The information for each of the periods ended in 1991 or later has been audited by Coopers & Lybrand L.L.P., independent auditors, whose audit report appears in the Fund's Annual Report to Shareholders dated October 31, 1995. The remaining figures, which are also audited, are not covered by the auditor's current report. See "Reports to Shareholders" under "General Information" in this Prospectus.





                          Per Share Operating Performance+                                          Ratios/Supplemental Data
Distri-
                                                  Distri-    butions                                    Ratio of Ratio of Net
       Net Asset Net     Net Realized             butions     From           Net Asset       Net Assets Expenses Investment
       Values at Invest- & Unrealized  Total From From Net   Capital Total    Values          at End    to Average Income  Portfolio
Period Beginning ment    Gains (Losses)Investment Investment Gains   Distri- at End   Total  of Year to Net      to Average Turnover
Ended  of Year   Income  on SecuritiesOperations  Income             butions of YearReturn++(in 000's)  Assets** Net Assets  Rate
-----------------------------------------------------------------------------------------------------------------------------------

19881   $10.00   $.64     $ .045     $ .685    $(.305)       -      $(.305)    $10.38   6.33% $  20,636   .14%*     6.5%*    13.14%
1989     10.38    .78      (.300)      .480     (.740)       -       (.740)     10.12   4.63     29,150   .25       7.72    111.75
1990     10.12    .78       .097       .877     (.837)       -       (.837)     10.16   8.78     30,996   .27       7.60    151.36
1991     10.16    .76       .248      1.008     (.864)     (.004)    (.868)     10.30  10.19     48,981   .48       7.56     71.44
1992     10.30    .58       .374       .954     (.786)     (.078)    (.864)     10.39   9.44    163,690   .71       5.90    102.05
1993     10.39    .57       .432      1.002     (.565)     (.257)    (.822)     10.57  10.01    235,382   .56       5.40     78.96
19932    10.57    .38       .245       .625     (.390)     (.005)    (.395)     10.80   5.90    273,678   .55*      4.75*    31.71
1994     10.80    .49      (.696)     (.206)   (0.472)     (.092)    (.564)     10.03  (1.99)   225,352   .65       4.75     99.09
1995     10.03    .56       .309       .869    (0.549)       -       (.549)     10.35   8.90    208,057   .73       5.42     56.34



1 For the period April 15, 1987 (effective date of registration) to January 31, 1988.

2 For the nine months ended October 31, resulting from a change in fiscal year from January 31.


+Selected data for a share of capital stock outstanding throughout the period.

++Total return measures the change in value of an investment over the periods indicated and is not annualized. It does not include the maximum front-end sales charge or the contingent deferred sales charge, and assumes reinvestment of dividends and capital gain, if any, at net asset value. Prior to May 1, 1994, with the implementation of the Rule 12b-1 distribution plan, dividends were reinvested at the maximum offering price.

* Annualized.

**During the periods indicated, Franklin Advisers, Inc., the investment manager, agreed in advance to waive a portion of its management fees and made payments of other expenses incurred by the Fund. Had such action not been taken, the ratios of operating expenses to average net assets would have been as follows:


                19881                             .81%*
                1989                              .79
                1990                              .77
                1991                              .74
                1993                              .65
                19932                             .63*
                1994                              .68


WHAT IS THE FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND?


The Fund is a diversified series of the Trust, which is an open-end management investment company commonly called a "mutual fund." The Trust was organized as a Massachusetts business trust on December 16, 1986, and registered with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund and the additional diversified and non-diversified series of the Trust, each issue a separate series of shares of beneficial interest.


The Board of Trustees of the Trust (the "Board") may determine, at a future date, to offer shares of the Fund in one or more "classes" to permit the Fund to take advantage of alternative methods of selling Fund shares. "Classes" of shares represent proportionate interests in the same portfolio of investment securities but with different rights, privileges and attributes, as determined by the trustees. Certain funds in the Franklin Templeton Funds, as that term is defined under "How Do I Buy Shares?," currently offer their shares in two classes, designated "Class I" and "Class II." Because the Fund's sales charge structure and plan of distribution are similar to those of Class I shares, shares of the Fund may be considered Class I shares for redemption, exchange and other purposes.

You may purchase shares of the Fund (minimum investment of $100 initially and $25 thereafter) at the current public offering price. The current public offering price of the Fund's shares is equal to the net asset value (see "How Are Fund Shares Valued?" in this Prospectus and the SAI), plus a variable sales charge not exceeding 2.25% of the offering price depending upon the amount invested. Please see "How Do I Buy Shares?"

HOW DOES THE FUND INVEST ITS ASSETS?

The Fund seeks to provide investors with as high a level of current income as is consistent with prudent investment practices, while also seeking preservation of shareholders' capital. The objectives are a fundamental policy of the Fund and may not be changed without shareholder approval. The Fund intends to invest up to 100% of its total net assets in U.S. government securities. As a fundamental policy of the Fund (which may only be changed with shareholder approval), the Fund must invest at least 65% of the Fund's total net assets in U.S. government securities. It is the investment policy of the Fund (which may be changed upon notice to shareholders) to maintain the average dollar weighted maturity of its portfolio in a range of two to five years. Within this range, the Fund intends to emphasize an average weighted maturity of 3 1/2 years or less.


The Fund may invest in obligations either issued or guaranteed by the U.S. government and its agencies or instrumentalities including, but not limited to: direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds; and obligations of U.S. government agencies or instrumentalities such as Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Banks for Cooperatives (including Central Bank for Cooperatives), Federal Land Banks, Federal Intermediate Credit Banks, Tennessee Valley Authority, Export-Import Bank of the United States, Commodity Credit Corporation, Federal Financing Bank, Student Loan Marketing Association, Federal Home Loan Mortgage Corporation or National Credit Union Administration. Since inception, the assets of the Fund have been invested solely in direct obligations of the U.S. Treasury and in repurchase agreements collateralized by U.S. Treasury obligations. The level of income achieved by the Fund may not be as high as that of other funds which invest in lower quality, longer-term securities. There is, of course, no assurance that the Fund's investment objectives will be achieved. As the value of the Fund's portfolio securities fluctuates, its net asset value per share will also fluctuate.


Certain of the U.S. government securities in which the Fund may invest may be purchased at a discount. Such securities, when held to maturity or retired, may include an element of capital gain. The Fund does not intend to hold securities for the purpose of achieving such capital gains, but will generally hold them as long as current yields on these securities remain attractive. Capital losses may be realized when securities purchased at a premium are held to maturity or are called or redeemed at a price lower than their purchase price. Capital gains or losses also may be realized upon the sale of securities.

Since a substantial portion of the Fund's assets at any particular time may consist of debt securities, changes in the level of interest rates, among other things, will likely affect the value of the Fund's holdings and thus the value of a shareholder's investment. The dividends per share paid by the Fund may also vary with each distribution.

SOME OF THE FUND'S OTHER INVESTMENT POLICIES

REPURCHASE AGREEMENTS. The Fund may engage in repurchase transactions, in which the Fund purchases a U.S. government security subject to resale to a bank or dealer at an agreed-upon price and date. The transaction requires the collateralization of the seller's obligation by the transfer of securities with an initial market value, including accrued interest, equal to at least 102% of the dollar amount invested by the Fund in each agreement, with the value of the underlying security marked-to-market daily to maintain coverage of at least 100%. A default by the seller might cause the Fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Fund might also incur disposition costs in liquidating the collateral. The Fund, however, intends to enter into repurchase agreements only with financial institutions such as broker-dealers and banks which are deemed creditworthy by the Fund's investment manager. A repurchase agreement is deemed to be a loan by the Fund under the 1940 Act. The U.S. government security subject to resale (the collateral) will be held on behalf of the Fund by a custodian approved by the Fund's Board and will be held pursuant to a written agreement.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase obligations on a "when-issued" or "delayed delivery" basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time, generally within two weeks. Purchases of securities on a when-issued or delayed delivery basis are subject to market fluctuation and are subject to the risk that the value or yields at delivery may be more or less than the purchase price or the yields available when the transaction was entered into. Although the Fund will generally purchase securities on a when-issued basis with the intention of acquiring such securities, it may sell such securities before the settlement date if it is deemed advisable. When the Fund is the buyer in such a transaction, it will maintain, in a segregated account with its custodian, cash or high-grade marketable securities having an aggregate value equal to the amount of such purchase commitments until payment is made. To the extent the Fund engages in when-issued and delayed delivery transactions, it will do so only for the purpose of acquiring portfolio securities consistent with the Fund's investment objectives and policies, and not for the purpose of investment leverage. In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction. The other party's failure may cause the Fund to miss a price or yield considered advantageous. Securities purchased on a when-issued or delayed delivery basis do not generally earn interest until their scheduled delivery date. The Fund is not subject to any percentage limit on the amount of its assets which may be invested in when-issued purchase obligations.

ZERO COUPON BONDS. The Fund may also, consistent with its other policies, invest in zero coupon bonds issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Zero coupon bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. A zero coupon security pays no interest to its holder during its life and its value (above its cost to a Fund) consists of the difference between its face value at maturity and its cost. Such investments experience greater volatility in market value due to changes in interest rates than debt obligations which provide for regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

CONCENTRATION. The Fund will not invest more than 25% of the value of its total assets in any one particular industry.

BORROWING. The Fund does not borrow money or mortgage or pledge any of the assets of the Fund, except that it may borrow from banks for temporary or emergency purposes up to 5% of its total assets and pledge up to 5% of its total assets in connection therewith.


LOANS OF PORTFOLIO SECURITIES. Consistent with procedures approved by the Board and subject to the following conditions, the Fund may lend its portfolio securities to qualified securities dealers or other institutional investors, provided that such loans do not exceed 10% of the value of the Fund's total assets at the time of the most recent loan. The borrower must deposit with the Fund's custodian collateral with an initial market value of at least 102% of the initial market value of the securities loaned, including any accrued interest, with the value of the collateral and loaned securities marked-to-market daily to maintain collateral coverage of at least 102%. Such collateral shall consist of cash, securities issued by the U.S. Government, its agencies or instrumentalities, or irrevocable letters of credit. The lending of securities is a common practice in the securities industry. The Fund engages in security loan arrangements with the primary objective of increasing the Fund's income either through investing the cash collateral in short-term interest bearing obligations or by receiving a loan premium from the borrower. Under the securities loan agreement, the Fund continues to be entitled to all dividends or interest on any loaned securities. As with any extension of credit, there are risks of delay in recovery and loss of rights in the collateral should the borrower of the security fail financially.


ILLIQUID INVESTMENTS. It is the policy of the Fund that illiquid securities (securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which the Fund has valued the securities) may not constitute, at the time of purchase more than 10% of the value of the total net assets of the Fund.

The Fund is subject to a number of additional investment restrictions, some of which may be changed only with the approval of shareholders, which limit its activities to some extent. For a list of these restrictions and more information concerning the policies discussed herein, please see the Statement of Additional Information.

The foregoing discussion of permissible investments and practices is subject to the fundamental policy of the Fund, which can only be changed with shareholder approval, that the Fund will only purchase securities and engage in trading practices which are permitted without limitation to national banks, federal savings and loan associations and federal credit unions. Please see the Statement of Additional Information for more details regarding the Fund's policies regarding eligible federal credit union investments.


HOW YOU PARTICIPATE IN THE RESULTS OF THE FUND'S ACTIVITIES


The assets of the Fund are invested in portfolio securities. If the securities owned by the Fund increase in value, the value of the shares of the Fund which you own will increase. If the securities owned by the Fund decrease in value, the value of your shares will also decline. In this way, you participate in any change in the value of the securities owned by the Fund.

In addition to the factors which affect the value of individual securities, as described in the preceding sections, you may anticipate that the value of Fund shares will fluctuate with movements in the broader equity and bond markets. In particular, changes in interest rates will affect the value of the Fund's portfolio and thus its share price. Increased rates of interest which frequently accompany higher inflation and/or a growing economy are likely to have a negative effect on the value of Fund shares. History reflects both increases and decreases in the prevailing rate of interest and these may reoccur unpredictably in the future.

WHO MANAGES THE FUND?

The Board has the primary responsibility for the overall management of the Trust and for electing the officers of the Trust who are responsible for administering its day-to-day operations.

Franklin Advisers, Inc. ("Advisers" or "Manager") serves as the Fund's investment manager. Advisers is a wholly-owned subsidiary of Franklin Resources, Inc. ("Resources"), a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 20% and 16%, respectively, of Resources' outstanding shares. Resources is engaged in various aspects of the financial services industry through its subsidiaries (the "Franklin Templeton Group"). Advisers acts as investment manager or administrator to 34 U.S. registered investment companies (116 separate series) with aggregate assets of over $77 billion.

The team responsible for the day-to-day management of the Fund's portfolios and have been since the Fund's inception are:

Jack Lemein
Senior Vice President
and Portfolio Manager
Franklin Advisers, Inc.

Mr. Lemein holds a Bachelor of Science degree in finance from the University of Illinois. He has been in the securities industry since 1967 and with Advisers or an affiliate since 1984. He is a member of several securities industry-related associations.

David Capurro
Portfolio Manager
Franklin Advisers, Inc.

Mr. Capurro holds a Master of Business Administration degree and a Bachelor of Science degree in business administration from California State University at Hayward. Mr. Capurro has been with Advisors since 1985.

Tom Runkel
Portfolio Manager
Franklin Advisers, Inc.

Mr. Runkel is a Chartered Financial Analyst and holds a Master of Business Administration degree from the University of Santa Clara. He earned his Bachelor of Arts degree in political science from the University of California at Davis. Mr. Runkel has been with Advisors since 1985. He is a member of several securities industry-related committees and associations.

Pursuant to a management agreement, the Manager supervises and implements the Fund's investment activities and provides certain administrative services and facilities which are necessary to conduct the Fund's business. The Manager performs similar services for other funds and there may be times when the actions taken with respect to the Fund's portfolio will differ from those taken by the Manager on behalf of other funds. Neither the Manager (including its affiliates) nor its officers, directors or employees nor the officers and trustees of the Fund are prohibited from investing in securities held by the Fund or other funds which are managed or administered by the Manager to the extent such transactions comply with the Fund's Code of Ethics. Please see "Investment Advisory and Other Services" and "General Information" in the SAI for further information on securities transactions and a summary of the Fund's Code of Ethics.

The Fund is responsible for its own operating expenses including, but not limited to, the Manager's fee; taxes, if any; custodian, legal and auditing fees; fees and expenses of Trustees who are not members of, affiliated with, or interested persons of the Manager; salaries of any personnel not affiliated with the Manager; insurance premiums; trade association dues; expenses of obtaining quotations for calculating the value of the Fund's net assets; and printing and other expenses which are not expressly assumed by the Manager.

During the fiscal year ended October 31, 1995, management fees totaling 0.56% of the average daily net assets of the Fund were paid to Advisers.

Among the responsibilities of the Manager under the management agreement is the selection of brokers and dealers through whom transactions in the Fund's portfolio securities will be effected. The Manager tries to obtain the best execution on all such transactions. If it is felt that more than one broker is able to provide the best execution, the Manager will consider the furnishing of quotations and of other market services, research, statistical and other data for the Manager and its affiliates, as well as the sale of shares of the Fund, as factors in selecting a broker. Further information is included under "How Does the Fund Purchase Securities For Its Portfolio?" in the SAI.

Shareholder accounting and many of the clerical functions for the Fund are performed by Franklin/Templeton Investor Services, Inc. ("Investor Services" or "Shareholder Services Agent"), in its capacity as transfer agent and dividend-paying agent. Investor Services is a wholly-owned subsidiary of Resources.

During the fiscal year ended October 31, 1995, expenses borne by the Fund, including fees paid to Advisers and to Investor Services, totaled 0.73% of the average daily net assets of the Fund.


PLAN OF DISTRIBUTION


A plan of distribution has been approved and adopted for the Fund (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund may reimburse Distributors or others for all expenses incurred by Distributors or others in the promotion and distribution of the Fund's shares. Such expenses may include, but are not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a prorated portion of Distributors' overhead expenses attributable to the distribution of Fund shares, as well as any distribution or service fees paid to securities dealers or their firms or others who have executed a servicing agreement with the Fund, Distributors or its affiliates.

The maximum amount which the Fund may reimburse to Distributors or others for such distribution expenses is 0.10% per annum of its average daily net assets, payable on a quarterly basis. All expenses of distribution in excess of 0.10% per annum will be borne by Distributors, or others who have incurred them, without reimbursement from the Fund.

The Plan also covers any payments to or by the Fund, Advisers, Distributors, or other parties on behalf of the Fund, Advisers or Distributors, to the extent such payments are deemed to be for the financing of any activity primarily intended to result in the sale of shares issued by the Fund within the context of Rule 12b-1. The payments under the Plan are included in the maximum operating expenses which may be borne by the Fund. For more information, including a discussion of the Board's policies with regard to the amount of Plan fees, please see "The Fund's Underwriter" in the SAI.



WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?


You may receive two types of distributions from the Fund:

1. INCOME DIVIDENDS. The Fund receives income in the form of dividends, interest and other income derived from its investments. This income, less the expenses incurred in the Fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.


2. CAPITAL GAIN DISTRIBUTIONS. The Fund may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions by the Fund derived from net short-term and net long-term capital gains (after taking into account any net capital loss carryovers) may generally be made once a year in December to reflect any net short-term and net long-term capital gains realized by the Fund as of October 31 of the current fiscal year and any undistributed net capital gains from the prior fiscal year. The Fund may make more than one distribution derived from net short-term and net long-term capital gains in any year or adjust the timing of these distributions for operational or other reasons.


DISTRIBUTION DATE

Although subject to change by the Board without prior notice to or approval by shareholders, the Fund's current policy is to declare income dividends daily and pay them monthly on or about the last business day of that month. Daily allocation of net investment income will begin on the day after the Fund receives your money or settlement of a wire order trade and will continue to accrue through the day of receipt of your redemption request or the settlement of a wire order trade.

The amount of income dividend payments by the Fund is dependent upon the amount of net income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. THE FUND DOES NOT PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN ITS SHARES.

In order to be entitled to a dividend, you must have acquired Fund shares prior to the close of business on the record date. If you are considering purchasing Fund shares shortly before the record date of a distribution, you should be aware that because the value of the Fund's shares is based directly on the amount of its net assets, rather than on the principle of supply and demand, any distribution of income or capital gain will result in a decrease in the value of the Fund's shares equal to the amount of the distribution. While a dividend or capital gain distribution received shortly after purchasing shares represents, in effect, a return of a portion of your investment, it may be taxable as dividend income or capital gain.

DISTRIBUTION OPTIONS

You may choose to receive your distributions from the Fund in any of these ways:

1.....Purchase additional shares of the Fund - You may purchase additional shares of the Fund (without a sales charge or imposition of a contingent deferred sales charge) by reinvesting capital gain distributions, or both dividend and capital gain distributions. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2.....Purchase shares of other Franklin Templeton Funds - You may direct your distributions to purchase the same class of shares of another Franklin Templeton Fund (without a sales charge or imposition of a contingent deferred sales charge). Many shareholders find this a convenient way to diversify their investments.

3.....Receive distributions in cash - You may choose to receive dividends, or both dividend and capital gain distributions in cash. You may have the money sent directly to you, to another person, or to a checking account. If you choose to send the money to a checking account, please see "Electronic Fund Transfers" under "What Programs and Privileges Are Available to Me as a Shareholder?"

TO SELECT ONE OF THESE OPTIONS, PLEASE COMPLETE SECTIONS 6 AND 7 OF THE SHAREHOLDER APPLICATION INCLUDED WITH THIS PROSPECTUS OR TELL YOUR INVESTMENT REPRESENTATIVE WHICH OPTION YOU PREFER. IF NO OPTION IS SELECTED, DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS WILL BE AUTOMATICALLY REINVESTED IN THE FUND. You may change the distribution option selected at any time by notifying the Fund by mail or by telephone. Please allow at least seven days prior to the record date for the Fund to process the new option.

TAXATION OF THE FUND AND ITS SHAREHOLDERS

The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. Additional information on tax matters relating to the Fund and its shareholders is included in the section entitled "Additional Information Regarding Taxation" in the Statement of Additional Information.

Each fund of the Trust is treated as a separate entity for federal income tax purposes. The Fund has elected and qualified to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By distributing all of its net investment income and net realized short-term and long-term capital gain for a fiscal year in accordance with the timing requirements imposed by the Code and by meeting certain other requirements relating to the sources of its income and diversification of its assets, the Fund will not be liable for federal income or excise taxes.

For federal income tax purposes, any income dividends which the shareholder receives from the Fund, as well as any distributions derived from the excess of net short-term capital gain over net long-term capital loss, are treated as ordinary income whether the shareholder has elected to receive them in cash or in additional shares. Distributions derived from the excess of net long-term capital gain over net short-term capital loss are treated as long-term capital gain regardless of the length of time the shareholder has owned Fund shares and regardless of whether such distributions are received in cash or in additional shares.

Pursuant to the Code, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated as if received by the shareholder on December 31 of the calendar year in which they are declared.

Redemptions and exchanges of Fund shares are taxable events on which a shareholder may realize a gain or loss. Any loss incurred on sale or exchange of the Fund's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares. All or a portion of the sales charge incurred in purchasing shares of the Fund will not be included in the federal tax basis of such shares sold or exchanged within ninety (90) days of their purchase (for purposes of determining gain or loss with respect to such shares) if the sales proceeds are reinvested in the Fund or in another fund in the Franklin/Templeton Group and a sales charge which would otherwise apply to the reinvestment is reduced or eliminated. Any portion of such sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment. Shareholders should consult with their tax advisors concerning the tax rules applicable to the redemption or exchange of Fund shares.

For corporate shareholders, none of the distributions paid by the Fund for the fiscal year ended January 31, 1994 qualified for the dividends received deduction, and it is not anticipated that any of the current year's dividends will qualify.

Many states grant tax-free status to dividends paid out to shareholders of mutual funds from interest income earned by the mutual fund from direct obligations of the U.S. government, subject in some cases to minimum investment requirements to be met by the Fund. Investments in repurchase agreements collateralized by U.S. government securities do not generally qualify for this purpose. The Fund may also generate and distribute realized capital gains from the sale of portfolio securities, which are generally subject to state income taxes (as well as federal income taxes, as noted above). At the end of each calendar year, the Fund will provide shareholders with the percentage of any dividends paid which may qualify for such tax-free status. Shareholders should consult their own tax advisors with respect to the application of state and local income tax laws to these distributions and on the application of other state and local intangible property or income tax laws to their shares and to distributions and redemption proceeds received from the Fund.

The Fund will inform shareholders of the source of their dividends and distributions at the time they are paid and will, promptly after the close of each calendar year, advise them of the tax status for federal income tax purposes of such dividends and distributions.

Shareholders who are not U.S. persons for purposes of federal income taxation should consult with their financial or tax advisors regarding the applicability of U.S. withholding or other taxes to distributions received by them from the Fund and the application of foreign tax laws to these distributions.


HOW DO I BUY SHARES?

Shares of the Fund are continuously offered through securities dealers which execute an agreement with Distributors. The use of the term "securities dealer" shall include other financial institutions which, either directly or through affiliates, have an agreement with Distributors to handle customer orders and accounts with the Fund. Such reference, however, is for convenience only and does not indicate a legal conclusion of capacity.

The minimum initial investment is $100 and subsequent investments must be $25 or more. These minimums may be waived when shares are purchased through retirement plans established by the Franklin Templeton Group. The Fund and Distributors reserve the right to refuse any order for the purchase of shares.

PURCHASE PRICE OF FUND SHARES

Shares of the Fund are offered at the public offering price, which is determined by adding the net asset value per share plus a front-end sales charge, next computed (1) after your securities dealer receives the order which is promptly transmitted to the Fund or (2) after receipt of an order by mail from you directly in proper form (which generally means a completed Shareholder Application accompanied by a negotiable check). The sales charge is a variable percentage of the offering price depending upon the amount of the sale. The offering price will be calculated to two decimal places using standard rounding criteria. A description of the method of calculating net asset value per share is included under "How Are Fund Shares Valued?"

Set forth below is a table showing front-end sales charges and dealer concessions.


                                                              TOTAL SALES CHARGE
                                                                          DEALER
                                                        AS A          CONCESSION
                                   AS A          PERCENTAGE          AS A
                                PERCENTAGE         OF NET         PERCENTAGE
    SIZE OF TRANSACTION         OF OFFERING        AMOUNT        OF OFFERING
     AT OFFERING PRICE             PRICE          INVESTED          PRICE
     -----------------             -----          --------          -----
Less than $100,000                 2.25%            2.31%           2.00%
$100,000 but less than
$250,000                           1.75%            1.78%           1.50%
$250,000 but less than
$500,000                           1.25%            1.27%           1.00%
$500,000 but less than
$1,000,000                         1.00%            1.01%           0.85%
$1,000,000 or more                 none             none         See below**

*Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated. At the discretion of Distributors, all sales charges may at times be allowed to the securities dealer. A securities dealer who receives 90% or more of the sales commission may be deemed to be an underwriter under the Securities Act of 1933, as amended.

**Distributors will pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of $1 million or more: 0.75% on sales of $1 million but less than $2 million, plus 0.60% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more. Dealer concession breakpoints are reset every 12 months for purposes of additional purchases.

No front-end sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% is imposed on certain redemptions of all or a portion of investments of $1 million or more within the contingency period. See "How Do I Sell Shares? - Contingent Deferred Sales Charge."

The size of a transaction which determines the applicable sales charge on the purchase of Fund shares is determined by adding the amount of your current purchase plus the cost or current value (whichever is higher) of your existing investments in one or more of the funds in the Franklin Group of Funds(R) and the Templeton Group of Funds. Included for these aggregation purposes are (a) the mutual funds in the Franklin Group of Funds except Franklin Valuemark Funds and Franklin Government Securities Trust (the "Franklin Funds"), (b) other investment products underwritten by Distributors or its affiliates, and (c) the U.S. registered mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund (the "Templeton Funds"). Franklin Funds and Templeton Funds are collectively referred to as the "Franklin Templeton Fund(s)". Sales charge reductions based upon aggregate holdings of (a), (b) and
(c) above ("Franklin Templeton Investments") may be effective only after notification to Distributors that the investment qualifies for a discount.

Other Payments to Securities Dealers. Either Distributors or one of its affiliates may make payments, out of its own resources, of up to 1% of the amount purchased to securities dealers who initiate and are responsible for purchases made at net asset value by certain trust companies and trust departments of banks, certain designated retirement plans (excluding IRA and IRA rollovers), and certain retirement plans of organizations with collective retirement plan assets of $10 million or more, and up to 0.75% of the amount purchased to securities dealers who initiate and are responsible for purchases made at net asset value by non-designated retirement plans]. See "Description of Special Net Asset Value Purchases" below and "How Do I Buy and Sell Shares?" in the SAI.

Either Distributors or one of its affiliates, out of its own resources, may also provide additional compensation to securities dealers in connection with sales of shares of the Franklin Templeton Funds. Compensation may include financial assistance to securities dealers and payments made in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and/or shareholder services and programs regarding one or more of the Franklin Templeton Funds and other dealer-sponsored programs or events. In some instances this compensation may be made available only to certain securities dealers whose representatives have sold or are expected to sell significant amounts of shares of the Franklin Templeton Funds. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Securities dealers may not use sales of the Fund's shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned additional compensation is paid for by the Fund or its shareholders.

Additional terms concerning the offering of the Fund's shares are included in the SAI under "How Do I Buy and Sell Shares?".

Certain officers and trustees of the Fund are also affiliated with Distributors. A detailed description is included under "Officers and Trustees" in the SAI.

QUANTITY DISCOUNTS IN SALES CHARGES

Shares may be purchased under a variety of plans which provide for a reduced sales charge. To be certain to obtain the reduction of the sales charge, you or your securities dealer should notify Distributors at the time of each purchase of shares which qualifies for the reduction. In determining whether a purchase qualifies for a discount, an investment in any of the Franklin Templeton Investments may be combined with those of your spouse, children under the age of 21 and grandchildren under the age of 21. The value of Class II shares you own may also be included for this purpose.

In addition, an investment in the Fund may qualify for a reduction in the sales charge under the following programs:

1. Rights of Accumulation. The cost or current value (whichever is higher) of existing investments in the Franklin Templeton Investments may be combined with the amount of the current purchase in determining the sales charge to be paid.


2. Letter of Intent. You may immediately qualify for a reduced sales charge on a purchase of shares of the Fund by completing the Letter of Intent section of the Shareholder Application (the "Letter"). By completing the Letter, you (i) express an intention to invest during the next 13 months a specified amount which, if made at one time, would qualify for a reduced sales charge, (ii) grant to Distributors a security interest in the reserved shares discussed below, and
(iii) irrevocably appoint Distributors as attorney-in-fact with full power of substitution to surrender for redemption any or all shares for the purpose of paying any additional sales charge due. You or your securities dealer must inform Investor Services or Distributors that this Letter is in effect each time a purchase is made.


YOU ACKNOWLEDGE AND AGREE TO THE FOLLOWING PROVISIONS BY COMPLETING THE LETTER OF INTENT SECTION OF THE SHAREHOLDER APPLICATION: Five percent (5%) of the amount of the total intended purchase will be reserved in shares of the Fund, registered in your name, to assure that the full applicable sales charge will be paid if the intended purchase is not completed. The reserved shares will be included in the total shares owned as reflected on periodic statements. Income and capital gain distributions on the reserved shares will be paid as you have directed. You will not be able to liquidate the reserved shares until the Letter has been completed or the higher sales charge paid. This policy of reserving shares does not apply to certain benefit plans described under "Description of Special Net Asset Value Purchases." For more information, see "How Do I Buy and Sell Shares?" in the SAI.

The value of Class II shares you own may be included in determining a reduced sales charge to be paid on shares of the Fund pursuant to the Letter of Intent and Rights of Accumulation programs.

GROUP PURCHASES

If you are a member of a qualified group you may purchase shares of the Fund at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of shares previously purchased and still owned by the members of the group, plus the amount of the current purchase. For example, if members of the group had previously invested and still held $80,000 of Fund shares and now were investing $25,000, the sales charge would be 1.75%. Information concerning the current sales charge applicable to a group may be obtained by contacting Distributors.

A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Fund shares at a discount, and
(iii) satisfies uniform criteria which enable Distributors to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, be available to arrange for group meetings between representatives of the Fund or Distributors and the members, agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to Distributors, and seek to arrange for payroll deduction or other bulk transmission of investments to the Fund.

If you select a payroll deduction plan, subsequent investments will be automatic and will continue until such time as you notify the Fund and your employer to discontinue further investments. Due to the varying procedures used to prepare, process and forward the payroll deduction information to the Fund, there may be a delay between the time of the payroll deduction and the time the money reaches the Fund. The investment in the Fund will be made at the offering price per share determined on the day that both the check and payroll deduction data are received in required form by the Fund.

PURCHASES AT NET ASSET VALUE

Shares of the Fund may be purchased without the imposition of a front-end sales charge ("net asset value") or a contingent deferred sales charge by (1) officers, trustees, directors and full-time employees of the Fund, any of the Franklin Templeton Funds, or of the Franklin Templeton Group, and by their spouses and family members, including subsequent investments made by such parties after cessation of employment; (2) companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer; (3) accounts managed by the Franklin Templeton Group; (4) certain unit investment trusts and unit holders of such trusts reinvesting their distributions from the trusts in the Fund; (5) registered securities dealers and their affiliates, for their investment account only; (6) current employees of securities dealers and their affiliates and by their family members, in accordance with the internal policies and procedures of the employing securities dealer and affiliate; (7) insurance company separate accounts for pension plan contracts; and (8) shareholders of Templeton Institutional Funds, Inc. reinvesting redemption proceeds from that fund under an employee benefit plan qualified under Section 401 of the Code, in shares of the Fund.

Shares of the Fund may be purchased at net asset value by persons who have redeemed, within the previous 365 days, their shares of the Fund or another of the Class I Franklin Templeton Funds which were purchased with a front-end sales charge or assessed a contingent deferred sales charge on redemption. IF A DIFFERENT CLASS OF SHARES IS PURCHASED, THE FULL FRONT-END SALES CHARGE MUST BE PAID AT THE TIME OF PURCHASE OF THE NEW SHARES. Under this privilege, you may reinvest an amount not exceeding the redemption proceeds. While credit will be given for any contingent deferred sales charge paid on the shares redeemed and subsequently repurchased, a new contingency period will begin. Shares that were no longer subject to a contingent deferred sales charge will be reinvested at net asset value and will not be subject to a new contingent deferred sales charge. Shares of the Fund redeemed in connection with an exchange into another fund (see "What If My Investment Outlook Changes? - Exchange Privilege") are not considered "redeemed" for this privilege. In order to exercise this privilege, a written order for the purchase of shares of the Fund must be received by the Fund or the Fund's Shareholder Services Agent within 365 days after the redemption. The 365 days, however, do not begin to run on redemption proceeds placed immediately after redemption in a Franklin Bank Certificate of Deposit ("CD") until the CD (including any rollover) matures. Reinvestment at net asset value may also be handled by a securities dealer or other financial institution, who may charge you a fee for this service. The redemption is a taxable transaction but reinvestment without a sales charge may affect the amount of gain or loss recognized and the tax basis of the shares reinvested. If there has been a loss on the redemption, the loss may be disallowed if a reinvestment in the same fund is made within a 30-day period. Information regarding the possible tax consequences of such a reinvestment is included in the tax section of this Prospectus and under "Additional Information Regarding Taxation" in the SAI.

Shares of the Fund may be purchased at net asset value and without a contingent deferred sales charge by persons who have received dividends and capital gain distributions from investments in the Fund or another Franklin Templeton Fund within 365 days of the payment date of such distribution. To exercise this privilege, a written request to reinvest the distribution must accompany the purchase order. Additional information may be obtained from Shareholder Services at 1-800/632-2301. See "Distribution Options" under "What Distributions Might I Receive from the Fund?"

Shares of the Fund may be purchased at net asset value and without the imposition of a contingent deferred sales charge by investors who have, within the past 60 days, redeemed an investment in a mutual fund which is not part of the Franklin Templeton Funds and which was subject to a front-end sales charge or a contingent deferred sales charge and which has investment objectives similar to those of the Fund.

Shares of the Fund may be purchased at net asset value and without the imposition of a contingent deferred sales charge by broker-dealers who have entered into a supplemental agreement with Distributors, or by registered investment advisors affiliated with such broker-dealers, on behalf of their clients who are participating in a comprehensive fee program (sometimes known as a wrap fee program).

Shares of the Fund may be purchased at net asset value and without the imposition of a contingent deferred sales charge by anyone who has taken a distribution from an existing retirement plan already invested in the Franklin Templeton Funds, including former participants of the Franklin Templeton Profit Sharing 401(k) plan, to the extent of such distribution. In order to exercise this privilege a written order for the purchase of shares of the Fund must be received by Franklin Templeton Trust Company (the "Trust Company"), the Fund or Investor Services within 365 days after the plan distribution.

Shares of the Fund may also be purchased at net asset value and without the imposition of a contingent deferred sales charge by any state, county, or city, or any instrumentality, department, authority or agency thereof which has determined that the Fund is a legally permissible investment and which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company ("an eligible governmental authority"). SUCH INVESTORS SHOULD CONSULT THEIR OWN LEGAL ADVISORS TO DETERMINE WHETHER AND TO WHAT EXTENT THE SHARES OF THE FUND CONSTITUTE LEGAL INVESTMENTS FOR THEM. Municipal investors considering the investment of proceeds of bond offerings into the Fund should consult with expert counsel to determine the effect, if any, of various payments made by the Fund or its investment manager on arbitrage rebate calculations. In connection with investments by eligible governmental authorities at net asset value made through a securities dealer who has executed a dealer agreement with Distributors, either Distributors or one of its affiliates may make a payment, out of its own resources, to such securities dealer in an amount not to exceed 0.25% of the amount invested. Contact the Franklin Templeton Institutional Services Department for additional information.

DESCRIPTION OF SPECIAL NET ASSET VALUE PURCHASES

Shares of the Fund may be purchased at net asset value and without the imposition of a contingent deferred sales charge by certain designated retirement plans, including profit sharing, pension, 401(k) and simplified employee pension plans ("designated plans"), subject to minimum requirements with respect to number of employees or amount of purchase, which may be established by Distributors. Currently, those criteria require that the employer establishing the plan have 200 or more employees or that the amount invested or to be invested during the subsequent 13-month period in the Fund or in any of the Franklin Templeton Investments totals at least $1,000,000. Employee benefit plans not designated above or qualified under Section 401 of the Code ("non-designated plans") may be afforded the same privilege if they meet the above requirements as well as the uniform criteria for qualified groups previously described under "Group Purchases," which enable Distributors to realize economies of scale in its sales efforts and sales related expenses.

Shares of the Fund may be purchased at net asset value and without the imposition of a contingent deferred sales charge by trust companies and bank trust departments for funds over which they exercise exclusive discretionary investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity. Such purchases are subject to minimum requirements with respect to the amount to be purchased, which may be established by Distributors. Currently, those criteria require that the amount invested or to be invested during the subsequent 13-month period in the Fund or any of the Franklin Templeton Investments must total at least $1,000,000. Orders for such accounts will be accepted by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following such order.

Shares of the Fund may be purchased at net asset value and without the imposition of a contingent deferred sales charge by trustees or other fiduciaries purchasing securities for certain retirement plans of organizations with collective retirement plan assets of $10 million or more, without regard to where such assets are currently invested.

Please see "How Do I Buy and Sell Shares?" in the SAI for further information regarding net asset value purchases.

HOW DO I BUY SHARES IN CONNECTION WITH TAX-DEFERRED RETIREMENT PLANS?

Shares of the Fund may be used for individual or employer-sponsored retirement plans involving tax-deferred investments. The Fund may be used as an investment vehicle for an existing retirement plan, or, because Trust Company can serve as custodian or trustee for retirement plans, you may ask Trust Company to provide the plan documents and serve as custodian or trustee. A plan document must be adopted in order for a retirement plan to be in existence.

Brochures for Trust Company plans contain important information regarding eligibility, contribution and deferral limits and distribution requirements. Please note that an application other than the one contained in this Prospectus must be used to establish a retirement plan account with Trust Company. To obtain a retirement plan brochure or application, call 1-800/DIAL BEN (1-800/342-5236).

Please see "How Do I Sell Shares?" for specific information regarding redemptions from retirement plan accounts. Specific forms are required to be completed for distributions from Trust Company retirement plans.

Individuals and plan sponsors should consult with legal, tax or benefits and pension plan consultants before choosing a retirement plan. In addition, retirement plan investors should consider consulting their investment representatives or advisors concerning investment decisions within their plans.

GENERAL

Securities laws of states in which the Fund's shares are offered for sale may differ from federal law, and banks and financial institutions selling Fund shares may be required to register as dealers pursuant to state law.

WHAT PROGRAMS AND PRIVILEGES
ARE AVAILABLE TO ME AS A SHAREHOLDER?

CERTAIN OF THE PROGRAMS AND PRIVILEGES DESCRIBED IN THIS SECTION MAY NOT BE AVAILABLE DIRECTLY FROM THE FUND IF YOUR SHARES ARE HELD, OF RECORD, BY A FINANCIAL INSTITUTION OR IN A "STREET NAME" ACCOUNT OR NETWORKED ACCOUNT THROUGH THE NATIONAL SECURITIES CLEARING CORPORATION ("NSCC") (SEE "REGISTERING YOUR ACCOUNT" IN THIS PROSPECTUS).

SHARE CERTIFICATES

Shares from an initial investment, as well as subsequent investments, including the reinvestment of dividends and capital gain distributions, are generally credited to an account in your name on the books of the Fund, without the issuance of a share certificate. Maintaining shares in uncertificated form (also known as "plan balance") minimizes the risk of loss or theft of a share certificate. A lost, stolen or destroyed certificate cannot be replaced without obtaining a sufficient indemnity bond. The cost of such a bond, which is generally borne by you, can be 2% or more of the value of the lost, stolen or destroyed certificate. A certificate will be issued if requested by you or by your securities dealer.

CONFIRMATIONS

A confirmation statement will be sent to you quarterly to reflect the dividends reinvested during the period and after each other transaction which affects your account. This statement will also show the total number of shares you own, including the number of shares in "plan balance" for your account.

AUTOMATIC INVESTMENT PLAN

The Automatic Investment Plan offers a convenient way to invest in the Fund. Under the plan, you can arrange to have money transferred automatically from your checking account to the Fund each month to purchase additional shares. If you are interested in this program, please refer to the Automatic Investment Plan Application at the back of this Prospectus for the requirements of the program or contact your investment representative. Of course, the market value of the Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may terminate the program at any time by notifying Investor Services by mail or by phone.

SYSTEMATIC WITHDRAWAL PLAN

The Systematic Withdrawal Plan allows you to receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. To establish a Systematic Withdrawal Plan, the value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. Please keep in mind that $50 is merely the minimum amount and is not a recommended amount. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.

If you would like to establish a Systematic Withdrawal Plan, please complete the Systematic Withdrawal Plan section of the Shareholder Application included with this Prospectus and indicate how you would like to receive your payments. You may choose to receive your payments in any of the following ways:

1. Purchase shares of other Franklin Templeton Funds - You may direct your payments to purchase the same class of shares of another Franklin Templeton Fund.

2. Receive payments in cash - You may choose to receive your payments in cash. You may have the money sent directly to you, to another person, or to a checking account. If you choose to have the money sent to a checking account, please see "Electronic Fund Transfers" below.

There are no service charges for establishing or maintaining a Systematic Withdrawal Plan. Once your plan is established, any distributions paid by the Fund will be automatically reinvested in your account. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the first business day of the month in which a payment is scheduled. You will generally receive your payments within three to five days after the shares are redeemed.

Redeeming shares through a Systematic Withdrawal Plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Redemptions under a Systematic Withdrawal Plan are considered a sale for federal income tax purposes. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

While a Systematic Withdrawal Plan is in effect, no share certificates will be issued. You should ordinarily not make additional investments in the Fund of less than $5,000 or three times the amount of annual withdrawals under the plan because of the sales charge on additional purchases. Shares redeemed under the plan may also be subject to a contingent deferred sales charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

You may terminate a Systematic Withdrawal Plan, change the amount and schedule of withdrawal payments, or suspend a payment by notifying Investor Services in writing at least seven business days prior to the end of the month preceding a scheduled payment. The Fund may also terminate a Systematic Withdrawal Plan by notifying you in writing and will automatically terminate a Systematic Withdrawal Plan if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

ELECTRONIC FUND TRANSFERS

You may choose to have distributions from the Fund or payments under a Systematic Withdrawal Plan sent directly to a checking account. If the checking account is maintained at a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. Any payments made during that time will be sent to the address of record on your account.

INSTITUTIONAL ACCOUNTS

There may be additional methods of purchasing, redeeming or exchanging shares of the Fund available to institutional accounts. For further information, contact the Franklin Templeton Institutional Services Department at 1-800/321-8563.

WHAT IF MY INVESTMENT OUTLOOK CHANGES? - EXCHANGE PRIVILEGE

The Franklin Templeton Funds consist of a number of mutual funds with various investment objectives and policies. The shares of most of these funds are offered to the public with a sales charge. If your investment objective or outlook for the securities markets changes, Fund shares may be exchanged for the same class of shares of other Franklin Templeton Funds which are eligible for sale in your state of residence and in conformity with such fund's stated eligibility requirements and investment minimums.

No exchanges between different classes of shares will be allowed. Shareholders may choose to redeem shares of the Fund and purchase Class II shares of another Franklin Templeton Fund but such purchase will be subject to that fund's Class II front-end and contingent deferred sales charges. Although there are no exchanges between different classes of shares, Class II shareholders of a Franklin Templeton Fund may elect to direct their dividends and capital gain distributions to the Fund at net asset value.

A contingent deferred sales charge will not be imposed on exchanges. If, however, the exchanged shares were subject to a contingent deferred sales charge in the original fund purchased and shares are subsequently redeemed within the contingency period, a contingent deferred sales charge will be imposed.

Before making an exchange, you should review the prospectus of the fund you wish to exchange from and the fund you wish to exchange into for all specific requirements or limitations on exercising the exchange privilege, for example, limitations on a fund's sale of its shares, minimum holding periods for exchanges at net asset value, or applicable sales charges.

You may exchange shares in any of the following ways:

BY MAIL

Send written instructions signed by all account owners and accompanied by any outstanding share certificates properly endorsed. The transaction will be effective upon receipt of the written instructions together with any outstanding share certificates.


BY TELEPHONE

YOU OR YOUR INVESTMENT REPRESENTATIVE OF RECORD, IF ANY, MAY EXCHANGE SHARES OF THE FUND BY CALLING INVESTOR SERVICES AT 1-800/632-2301 OR THE AUTOMATED FRANKLIN TELEFACTS(R) SYSTEM (DAY OR NIGHT) AT 1-800/247-1753. IF YOU DO NOT WISH THIS PRIVILEGE EXTENDED TO A PARTICULAR ACCOUNT, YOU SHOULD NOTIFY THE FUND OR INVESTOR SERVICES.

The telephone exchange privilege allows you to effect exchanges from the Fund into an identically registered account of the same class of shares in one of the other available Franklin Templeton Funds. The telephone exchange privilege is available only for uncertificated shares or those which have previously been deposited in your account. The Fund and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Please see "Telephone Transactions - Verification Procedures."

During periods of drastic economic or market changes, it is possible that the telephone exchange privilege may be difficult to implement and the TeleFACTS option may not be available. In this event, you should follow the other exchange procedures discussed in this section, including the procedures for processing exchanges through securities dealers.

THROUGH SECURITIES DEALERS

As is the case with all purchases and redemptions of the Fund's shares, Investor Services will accept exchange orders from securities dealers who execute a dealer or similar agreement with Distributors. See also "By Telephone" above. Such a dealer-ordered exchange will be effective only for uncertificated shares on deposit in your account or for which certificates have previously been deposited. A securities dealer may charge a fee for handling an exchange.

ADDITIONAL INFORMATION REGARDING EXCHANGES

Exchanges are made on the basis of the net asset value of the funds involved, except as set forth below. Exchanges of shares of the Fund which were purchased without a sales charge will be charged a sales charge in accordance with the terms of the prospectus of the fund being purchased, unless the original investment in the Franklin Templeton Funds was made pursuant to the privilege permitting purchases at net asset value, as discussed under "How Do I Buy Shares?" Exchanges of shares of the Fund which were purchased with a lower sales charge into a fund which has a higher sales charge will be charged the difference, unless the shares were held in the Fund for at least six months prior to executing the exchange.

The contingency period during which a contingent deferred sales charge may be assessed will be tolled (or stopped) for the period shares are exchanged into and held in a Franklin or Templeton money market fund. If your account has shares subject to a contingent deferred sales charge, shares will be exchanged into the new account on a "first-in, first-out" basis. See "How Do I Sell Shares? - Contingent Deferred Sales Charge" for a discussion of investments subject to a contingent deferred sales charge.

If you request the exchange of the total value of your account, accrued but unpaid income dividends and capital gain distributions will be reinvested in the Fund at the net asset value on the date of the exchange, and then the entire share balance will be exchanged into the new fund in accordance with the procedures set forth above. Because the exchange is considered a redemption and purchase of shares, you may realize a gain or loss for federal income tax purposes. Backup withholding and information reporting may also apply. Information regarding the possible tax consequences of such an exchange is included in the tax section in this Prospectus and under "Additional Information Regarding Taxation" in the SAI.

If a substantial portion of the Fund's shareholders should, within a short period, elect to redeem their shares of the Fund pursuant to the exchange privilege, the Fund might have to liquidate portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this should occur, it is the general policy of the Fund to initially invest this money in short-term, interest-bearing money market instruments unless it is felt that attractive investment opportunities consistent with the Fund's investment objectives exist immediately. Subsequently, this money will be withdrawn from such short-term money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The exchange privilege may be modified or discontinued by the Fund at any time upon 60 days' written notice to shareholders.

RETIREMENT PLAN ACCOUNTS

Franklin Templeton IRA and 403(b) retirement plan accounts may exchange shares directly. Certain restrictions may apply, however, to other types of retirement plans. See "Restricted Accounts" under "Telephone Transactions."

TIMING ACCOUNTS

Accounts which are administered by allocation or market timing services to exchange shares based on predetermined market indicators ("Timing Accounts") will be charged a $5.00 administrative service fee per each such exchange. All other exchanges are without charge.

RESTRICTIONS ON EXCHANGES

In accordance with the terms of their respective prospectuses, certain funds do not accept or may place differing limitations than those below on exchanges by Timing Accounts.


The Fund reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any Timing Account or any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of the Fund within two weeks of an earlier exchange request out of the Fund, (ii) makes more than two exchanges out of the Fund per calendar quarter, or (iii) exchanges shares equal in value to at least $5 million, or more than 1% of the Fund's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.


The Fund also reserves the right to refuse the purchase side of an exchange request by any Timing Account, person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. Your purchase exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Fund and therefore may be refused.

The Fund and Distributors, as indicated under "How Do I Buy Shares?", reserve the right to refuse any order for the purchase of shares.

HOW DO I SELL SHARES?

You may liquidate your shares at any time and receive from the Fund the value of the shares. You may redeem shares in any of the following ways:

BY MAIL

Send a written request signed by all registered owners to Investor Services, at the address shown on the back cover of this Prospectus, and any share certificates which have been issued for the shares being redeemed, properly endorsed and in order for transfer. You will then receive from the Fund the value of the shares redeemed based upon the net asset value per share (less a contingent deferred sales charge, if applicable) next computed after the written request in proper form is received by Investor Services. Redemption requests received after the time at which the net asset value is calculated will receive the price calculated on the following business day. The net asset value per share is determined as of the scheduled close of the New York Stock Exchange (the "Exchange") (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. You are requested to provide a telephone number where you may be reached during business hours, or in the evening if preferred. Investor Services' ability to contact you promptly when necessary will speed the processing of the redemption.

TO BE CONSIDERED IN PROPER FORM, SIGNATURES MUST BE GUARANTEED IF THE REDEMPTION REQUEST INVOLVES ANY OF THE FOLLOWING:

(1) the proceeds of the redemption are over $50,000;


(2) the proceeds (in any amount) are to be paid to someone other than the registered owners of the account;

(3) the proceeds (in any amount) are to be sent to any address other than the address of record, preauthorized bank account or brokerage firm account;


(4) share certificates, if the redemption proceeds are in excess of $50,000; or

(5) the Fund or Investor Services believes that a signature guarantee would protect against potential claims based on the transfer instructions, including, for example, when (a) the current address of one or more joint owners of an account cannot be confirmed, (b) multiple owners have a dispute or give inconsistent instructions to the Fund, (c) the Fund has been notified of an adverse claim, (d) the instructions received by the Fund are given by an agent, not the actual registered owner, (e) the Fund determines that joint owners who are married to each other are separated or may be the subject of divorce proceedings, or (f) the authority of a representative of a corporation, partnership, association, or other entity has not been established to the satisfaction of the Fund.


Signatures must be guaranteed by an "eligible guarantor institution" as defined under Rule 17Ad-15 under the Securities Exchange Act of 1934. Generally, eligible guarantor institutions include (1) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (2) national securities exchanges, registered securities associations and clearing agencies; (3) securities dealers which are members of a national securities exchange or a clearing agency or which have minimum net capital of $100,000; or (4) institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature guarantee medallion program. A notarized signature will not be sufficient for the request to be in proper form.

Where shares to be redeemed are represented by share certificates, the request for redemption must be accompanied by the share certificate and a share assignment form signed by the registered owners exactly as the account is registered, with the signatures guaranteed as referenced above. You are advised, for your protection, to send the share certificate and assignment form in separate envelopes if they are being mailed in for redemption.


Liquidation requests of corporate, partnership, trust and custodianship accounts, and accounts under court jurisdiction require the following documentation to be in proper form:


Corporation - (1) Signature guaranteed letter of instruction from the authorized officers of the corporation and (2) a corporate resolution.


Partnership - (1) Signature guaranteed letter of instruction from a general partner and (2) pertinent pages from the partnership agreement identifying the general partners or a certification for a partnership agreement.


Trust - (1) Signature guaranteed letter of instruction from the trustees and (2) a copy of the pertinent pages of the trust document listing the trustees or a Certification for Trust if the trustees are not listed on the account registration.


Custodial (other than a retirement account) - Signature guaranteed letter of instruction from the custodian.



Accounts under court jurisdiction - Check court documents and applicable state law since these accounts have varying requirements, depending upon the state of residence.

Payment for redeemed shares will be sent to you within seven days after receipt of the request in proper form.

BY TELEPHONE

If you complete the Franklin Templeton Telephone Redemption Authorization Agreement (the "Agreement"), included with this Prospectus, you may redeem shares of the Fund by telephone, subject to the Restricted Account exception noted under "Telephone Transactions - Restricted Accounts". You may obtain additional information about telephone redemptions by writing to the Fund or Investor Services at the address shown on the cover or by calling 1-800/632-2301. THE FUND AND INVESTOR SERVICES WILL EMPLOY REASONABLE PROCEDURES TO CONFIRM THAT INSTRUCTIONS GIVEN BY TELEPHONE ARE GENUINE. YOU, HOWEVER, BEAR THE RISK OF LOSS IN CERTAIN CASES AS DESCRIBED UNDER "TELEPHONE TRANSACTIONS - VERIFICATION PROCEDURES."

If your account has a completed Agreement on file, redemptions of uncertificated shares or shares which have previously been deposited with the Fund or Investor Services may be made for up to $50,000 per day per Fund account. Telephone redemption requests received before the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) on any business day will be processed that same day. The redemption check will be sent within seven days, made payable to all the registered owners on the account, and will be sent only to the address of record.

Redemption requests by telephone will not be accepted within 30 days following an address change by telephone. In that case, you should follow the other redemption procedures set forth in this Prospectus. Institutional accounts (certain corporations, bank trust departments, qualified retirement plans and government entities which qualify to purchase shares at net asset value pursuant to the terms of this Prospectus) that wish to execute redemptions in excess of $50,000 must complete an Institutional Telephone Privileges Agreement which is available from the Franklin Templeton Institutional Services Department by calling 1-800/321-8563.

THROUGH SECURITIES DEALERS

The Fund will accept redemption orders from securities dealers who have entered into an agreement with Distributors. This is known as a repurchase. The only difference between a normal redemption and a repurchase is that if you redeem shares through a dealer, the redemption price will be the net asset value next calculated after your dealer receives the order which is promptly transmitted to the Fund, rather than on the day the Fund receives your written request in proper form. The documents described under "By Mail" above, as well as a signed letter of instruction, are required regardless of whether you redeem shares directly or submit such shares to a securities dealer for repurchase. Your letter should reference the Fund, the account number, the fact that the repurchase was ordered by a dealer and the dealer's name. Details of the dealer-ordered trade, such as trade date, confirmation number, and the amount of shares or dollars, will help speed processing of the redemption. The seven-day period within which the proceeds of your redemption will be sent will begin when the Fund receives all documents required to complete ("settle") the repurchase in proper form. The redemption proceeds will not earn dividends or interest during the time between receipt of the dealer's repurchase order and the date the redemption is processed upon receipt of all documents necessary to settle the repurchase. Thus, it is in your best interest to have the required documentation completed and forwarded to the Fund as soon as possible. Your dealer may charge a fee for handling the order. See "How Do I Buy and Sell Shares?" in the SAI for more information on the redemption of shares.

CONTINGENT DEFERRED SALES CHARGE

In order to recover commissions paid to securities dealers, all or a portion of investments of $1 million or more redeemed within the contingency period of 12 months of the calendar month of such investment will be assessed a contingent deferred sales charge, unless one of the exceptions described below applies. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the net asset value at the time of purchase of such shares, and is retained by Distributors. The contingent deferred sales charge is waived in certain instances.

In determining whether a contingent deferred sales charge applies, shares not subject to a contingent deferred sales charge are deemed to be redeemed first, in the following order: (i) a calculated number of shares representing amounts attributable to capital appreciation on shares held less than the contingency period; (ii) shares purchased with reinvested dividends and capital gain distributions; and (iii) other shares held longer than the contingency period. Shares subject to a contingent deferred sales charge will then be redeemed on a "first-in, first-out" basis. For tax purposes, a contingent deferred sales charge is treated as either a reduction in redemption proceeds or an adjustment to the cost basis of the shares redeemed.

The contingent deferred sales charge is waived, as applicable, for: exchanges; any account fees; distributions from an individual retirement plan account due to death or disability or upon periodic distributions based on life expectancy; tax-free returns of excess contributions from employee benefit plans; distributions from employee benefit plans, including those due to termination or plan transfer; redemptions initiated by the Fund due to an account falling below the minimum specified account size; redemptions following the death of the shareholder or beneficial owner; and redemptions through a Systematic Withdrawal Plan set up for shares prior to February 1, 1995, and for Systematic Withdrawal Plans set up thereafter, redemptions of up to 1% monthly of an account's net asset value (3% quarterly, 6% semiannually or 12% annually). For example, if an account maintained an annual balance of $1,000,000, only $120,000 could be withdrawn through a once-yearly Systematic Withdrawal Plan free of charge. Any amount over that $120,000 would be assessed a 1% contingent deferred sales charge.

All investments made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Unless otherwise specified, requests for redemptions of a SPECIFIED DOLLAR amount will result in additional shares being redeemed to cover any applicable contingent deferred sales charge, while requests for redemption of a SPECIFIC NUMBER of shares will result in the applicable contingent deferred sales charge being deducted from the total dollar amount redeemed.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

The Fund may delay the mailing of the redemption check, or a portion thereof, until the clearance of the check used to purchase Fund shares, which may take up to 15 days or more. Although the use of a certified or cashier's check will generally reduce this delay, shares purchased with these checks will also be held pending clearance. Shares purchased by federal funds wire are available for immediate redemption.


The right of redemption may be suspended or the date of payment postponed if the Exchange is closed (other than customary closing) or upon the determination of the SEC that trading on the Exchange is restricted or an emergency exists, or if the SEC permits it, by order, for the protection of shareholders. Of course, the amount received may be more or less than the amount you invested, depending on fluctuations in the market value of securities owned by the Fund.


RETIREMENT PLAN ACCOUNTS

Retirement plan account liquidations require the completion of certain additional forms to ensure compliance with IRS regulations. To liquidate a retirement plan account, you or your securities dealer may call Franklin's Retirement Plans Department to obtain the necessary forms.

Tax penalties will generally apply to any distribution from such plans to a participant under age 59 1/2, unless the distribution meets one of the exceptions set forth in the Code.

OTHER INFORMATION

Distribution or redemption checks sent to you do not earn interest or any other income during the time such checks remain uncashed and neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks.

"Cash" payments to or from the Fund may be made by check, draft or wire. The Fund has no facility to receive, or pay out, cash in the form of currency.

For any information required about a proposed liquidation, you may call Franklin's Shareholder Services Department. Securities dealers may call Franklin's Dealer Services Department.

TELEPHONE TRANSACTIONS

By calling Investor Services at 1-800/632-2301, you or your investment representative of record, if any, may be able to execute various telephone transactions, including to: (i) effect a change in address, (ii) change a dividend option (see "Restricted Accounts" below), (iii) transfer Fund shares in one account to another identically registered account in the Fund, (iv) request the issuance of certificates (to be sent to the address of record only) and (v) exchange Fund shares as described in this Prospectus by telephone. In addition, if you complete and file an Agreement as described under "How Do I Sell Shares?
- By Telephone" you will be able to redeem shares of the Fund.

VERIFICATION PROCEDURES

The Fund and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These will include: recording all telephone calls requesting account activity by telephone, requiring that the caller provide certain personal and/or account information requested by the telephone service agent at the time of the call for the purpose of establishing the caller's identification, and sending a confirmation statement on redemptions to the address of record each time account activity is initiated by telephone. So long as the Fund and Investor Services follow instructions communicated by telephone which were reasonably believed to be genuine at the time of their receipt, neither they nor their affiliates will be liable for any loss to you caused by an unauthorized transaction. The Fund and Investor Services may be liable for any losses due to unauthorized or fraudulent instructions in the event such reasonable procedures are not followed. You are, of course, under no obligation to apply for or accept telephone transaction privileges. In any instance where the Fund or Investor Services is not reasonably satisfied that instructions received by telephone are genuine, the requested transaction will not be executed, and neither the Fund nor Investor Services will be liable for any losses which may occur because of a delay in implementing a transaction.

RESTRICTED ACCOUNTS

Telephone redemptions and dividend option changes may not be accepted on Franklin Templeton retirement accounts. To assure compliance with all applicable regulations, special forms are required for any redemption, distribution or dividend payment changes. While the telephone exchange privilege is extended to Franklin Templeton IRA and 403(b) retirement accounts, certain restrictions may apply to other types of retirement plans.

To obtain further information regarding distribution or transfer procedures, including any required forms, retirement account shareholders may call to speak to a Retirement Plan Specialist at 1-800/527-2020.

GENERAL

During periods of drastic economic or market changes, it is possible that the telephone transaction privilege will be difficult to execute because of heavy telephone volume. In such situations, you may wish to contact your investment representative for assistance or send written instructions to the Fund as detailed elsewhere in this Prospectus.

Neither the Fund nor Investor Services will be liable for any losses resulting from your inability to execute a telephone transaction.

HOW ARE FUND SHARES VALUED?

The net asset value per share of the Fund is determined as of the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. Many newspapers carry daily quotations of the prior trading day's closing "bid" (net asset value) and "ask" (offering price, which includes the maximum front-end sales charge of the Fund).

The net asset value per share of the Fund is determined by deducting the aggregate gross value of all liabilities from the aggregate gross value of all assets, and then dividing the difference by the number of shares outstanding. Assets in the Fund's portfolio are valued as described under "How Are Fund Shares Valued?" in the SAI.

HOW DO I GET MORE INFORMATION ABOUT MY INVESTMENT?

Any questions or communications regarding your account should be directed to Investor Services at the address shown on the back cover of this Prospectus.

From a touch-tone phone, you may access an automated system (day or night) which offers the following features.

By calling the Franklin TeleFACTS(R) system at 1-800/247-1753, you may obtain account information, current price and, if available, yield or other performance information specific to the Fund or any Franklin Templeton Fund. In addition, you may process an exchange, within the same class, into an identically registered Franklin account and request duplicate confirmation or year-end statements and deposit slips.

The Fund code, which will be needed to access system information, is 136. The system's automated operator will prompt you with easy to follow step-by-step instructions from the main menu. Other features may be added in the future.

To assist you and securities dealers wishing to speak directly with a representative, the following list of Franklin departments, telephone numbers and hours of operation is provided. The same numbers may be used when calling from a rotary phone.

                                                              HOURS OF OPERATION
                                                                  (PACIFIC TIME)
DEPARTMENT NAME            TELEPHONE NO.      (MONDAY THROUGH FRIDAY)
Shareholder Services       1-800/632-2301     5:30 a.m. to 5:00 p.m.
Dealer Services            1-800/524-4040     5:30 a.m. to 5:00 p.m.
Fund Information           1-800/DIAL BEN     5:30 a.m. to 8:00 p.m.
                                                          8:30 a.m. to 5:00 p.m.
                                                                      (Saturday)
Retirement Plans           1-800/527-2020     5:30 a.m. to 5:00 p.m.
TDD (hearing impaired)     1-800/851-0637     5:30 a.m. to 5:00 p.m.

In order to ensure that the highest quality of service is being provided, telephone calls placed to or by representatives in Franklin's service departments may be accessed, recorded and monitored. These calls can be determined by the presence of a regular beeping tone.


HOW DOES THE FUND MEASURE PERFORMANCE?


Advertisements, sales literature and communications to you may contain several measures of the Fund's performance, including current yield, various expressions of total return and current distribution rate. They may also occasionally cite statistics to reflect the Fund's volatility or risk.

Average annual total return figures as prescribed by the SEC represent the average annual percentage change in value of $1,000 invested at the maximum public offering price (offering price includes sales charge) for one-, five- and ten-year periods, or portion thereof, to the extent applicable, through the end of the most recent calendar quarter, assuming reinvestment of all distributions. The Fund may also furnish total return quotations for other periods or based on investments at various sales charge levels or at net asset value. For such purposes, total return equals the total of all income and capital gain paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price.

Current yield reflects the income per share earned by the Fund's portfolio investments. It is calculated by dividing the Fund's net investment income per share during a recent 30-day period by the maximum public offering price on the last day of that period and annualizing the result.

Current yield for the Fund, which is calculated according to a formula prescribed by the SEC (see "General Information" in the SAI), is not indicative of the dividends or distributions which were or will be paid to the Fund's shareholders. Dividends or distributions paid to shareholders of the Fund are reflected in the current distribution rate, which may be quoted to you. The current distribution rate is computed by dividing the total amount of dividends per share paid by the Fund during the past 12 months by a current maximum offering price. Under certain circumstances, such as when there has been a change in the amount of dividend payout or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid during the period such policies were in effect, rather than using the dividends during the past 12 months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as short-term capital gain, and is calculated over a different period of time.

In each case, performance figures are based upon past performance, reflect all recurring charges against Fund income and will assume the payment of the maximum sales charge on the purchase of shares. When there has been a change in the sales charge structure, the historical performance figures will be restated to reflect the new rate. The investment results of the Fund, like all other investment companies, will fluctuate over time; thus, performance figures should not be considered to represent what an investment may earn in the future or what the Fund's total return, current yield, or distribution rate may be in any future period.

GENERAL INFORMATION

REPORTS TO SHAREHOLDERS

The Fund's fiscal year ends October 31. Annual Reports containing audited financial statements of the Fund, including the auditors' report, and Semi-Annual Reports containing unaudited financial statements are automatically sent to shareholders. To reduce the volume of mail sent to each household, as well as to reduce Fund expenses, Investor Services will attempt to identify related shareholders within a household and send only one copy of the report. Additional copies may be obtained, without charge, upon request to the Fund at the telephone number or address set forth on the cover page of this Prospectus.

Additional information on Fund performance is included in the Fund's Annual Report to Shareholders and under "General Information" in the SAI.


ORGANIZATION AND VOTING RIGHTS

The Agreement and Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest of $.01 par value, which may be issued in any number of series and classes. Shares issued will be fully paid and non-assessable and will have no preemptive, conversion, or sinking rights. Shares of each series have equal and exclusive rights as to dividends and distributions as declared by such series and the net assets of such series upon liquidation or dissolution. Additional series or classes may be added in the future by the Board.

Voting rights are noncumulative, so that in any election of trustees, the holders of more than 50% of the shares voting can elect all of the trustees, if they choose to do so, and in such event the holders of the remaining shares voting will not be able to elect any person or persons to the Board.

The Trust does not intend to hold annual shareholders' meetings. The Trust may, however, hold a special shareholders' meeting of a series for such purposes as changing fundamental investment restrictions, approving a new management agreement or any other matters which are required to be acted on by shareholders under the 1940 Act. A meeting may also be called by the trustees in their discretion or by shareholders holding at least ten percent of the outstanding shares of the Trust. Shareholders will receive assistance in communicating with other shareholders in connection with the election or removal of trustees such as that provided in Section 16(c) of the 1940 Act.

REDEMPTIONS BY THE FUND

The Fund reserves the right to redeem your shares, at net asset value, if your account has a value of less than $50, but only where the value of your account has been reduced by the prior voluntary redemption of shares and has been inactive (except for the reinvestment of distributions) for a period of at least six months, provided you are given advance notice. For more information, see "How Do I Buy and Sell Shares?" in the SAI.

REGISTERING YOUR ACCOUNT

An account registration should reflect your intentions as to ownership. Where there are two co-owners on the account, the account will be registered as "Owner 1" and "Owner 2"; the "or" designation is not used except for money market fund accounts. If co-owners wish to have the ability to redeem or convert on the signature of only one owner, a limited power of attorney may be used.

Accounts should not be registered in the name of a minor, either as sole or co-owner of the account. Transfer or redemption for such an account may require court action to obtain release of the funds until the minor reaches the legal age of majority. The account should be registered in the name of one "Adult" as custodian for the benefit of the "Minor" under the Uniform Transfer or Gifts to Minors Act.

A trust designation such as "trustee" or "in trust for" should only be used if the account is being established pursuant to a legal, valid trust document. Use of such a designation in the absence of a legal trust document may cause difficulties and require court action for transfer or redemption of the funds.


Shares, whether in certificate form or not, registered as joint tenants or "Jt Ten" shall mean "as joint tenants with rights of survivorship" and not "as tenants in common."


Except as indicated, you may transfer an account in the Fund carried in "street" or "nominee" name by your securities dealer to a comparably registered Fund account maintained by another securities dealer. Both the delivering and receiving securities dealers must have executed dealer agreements on file with Distributors. Unless a dealer agreement has been executed and is on file with Distributors, the Fund will not process the transfer and will so inform your delivering securities dealer. To effect the transfer, you should instruct the securities dealer to transfer the account to a receiving securities dealer and sign any documents required by the securities dealers to evidence consent to the transfer. Under current procedures, the account transfer may be processed by the delivering securities dealer and the Fund after the Fund receives authorization in proper form from your delivering securities dealer. Account transfers may be effected electronically through the services of the NSCC.

The Fund may conclusively accept instructions from you or your nominee listed in publicly available nominee lists, regardless of whether the account was initially registered in the name of or by you, your nominee, or both. If a securities dealer or other representative is of record on your account, you will be deemed to have authorized the use of electronic instructions on the account, including, without limitation, those initiated through the services of the NSCC, to have adopted as instruction and signature any such electronic instructions received by the Fund and Investor Services, and to have authorized them to execute the instructions without further inquiry. At the present time, such services which are available include the NSCC's "Networking," "Fund/SERV," and "ACATS" systems.

Any questions regarding an intended registration should be answered by the securities dealer handling the investment or by calling Franklin's Fund Information Department.

IMPORTANT NOTICE REGARDING TAXPAYER IRS CERTIFICATIONS


Pursuant to the Code and U.S. Treasury regulations, the Fund may be required to report to the IRS any taxable dividend, capital gain distribution, or other reportable payment (including share redemption proceeds) and withhold 31% of any such payments made to individuals and other non-exempt shareholders who have not provided a correct taxpayer identification number ("TIN") and made certain required certifications that appear in the Shareholder Application. You may also be subject to backup withholding if the IRS or a securities dealer notifies the Fund that the number furnished by you is incorrect or that you are subject to backup withholding for previous under-reporting of interest or dividend income.

The Fund reserves the right to (1) refuse to open an account for any person failing to provide a TIN along with the required certifications and (2) close an account by redeeming its shares in full at the then-current net asset value upon receipt of notice from the IRS that the TIN certified as correct by you is in fact incorrect or upon the failure of a shareholder who has completed an "awaiting TIN" certification to provide the Fund with a certified TIN within 60 days after opening the account.



Franklin Adjustable
U.S. Government
Securities Fund

Franklin Investors Securities Trust

PROSPECTUS March 1, 1996


777 Mariners Island Blvd., P.O. Box 7777
San Mateo, CA 94403-7777  1-800/DIAL BEN

Franklin Investors Securities Trust (the "Trust") is an open-end management investment company consisting of both diversified and non-diversified separate series. Each series of the Trust in effect represents a separate fund with its own investment objectives and policies, with varying possibilities for income or capital appreciation, and subject to varying market risks. Through the different series, the Trust attempts to satisfy different investment objectives.

This Prospectus pertains only to the Franklin Adjustable U.S. Government Securities Fund (the "Fund"), a diversified series, which seeks a high level of current income, consistent with lower volatility of principal. The Fund, unlike most funds which invest directly in securities, seeks to achieve this objective by investing all of its assets in the U.S. Government Adjustable Rate Mortgage Portfolio (the "Portfolio"), a separate series of Adjustable Rate Securities Portfolios whose investment objective is the same as that of the Fund. The Portfolio in turn invests primarily in mortgage-backed securities created from pools of adjustable rate mortgages which are issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Fund is designed for individuals as well as certain institutional investors. There can, of course, be no assurance that the Fund's objective will be achieved.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank; further, such shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Shares of the Fund involve investment risks, including the possible loss of principal.

This Prospectus is intended to set forth in a clear and concise manner information about the Fund that you should know before investing. After reading the Prospectus, you should retain it for future reference; it contains information about the purchase and sale of shares and other items which you will find useful to have.

A Statement of Additional Information (the "SAI") concerning the Trust, the Fund and another series of the Trust, dated March 1, 1996, as may be amended from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to you. It has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. A copy is available without charge from the Fund or from Franklin/Templeton Distributors, Inc. ("Distributors"), at the address or telephone number shown above.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Prospectus is not an offering of the securities herein described in any state in which the offering is not authorized. No sales representative, dealer, or other person is authorized to give any information or make any representations other than those contained in this Prospectus. Further information may be obtained from the underwriter.

Contents                                           Page

Expense Table

Financial Highlights - How Has the Fund Performed?

What Is the Franklin Adjustable U.S. Government Securities Fund?

How Do the Fund and Portfolio Invest Their Assets?

What Are the Fund's Potential Risks?

Who Administers the Fund?

What Distributions Might I Receive from the Fund?

How Taxation Affects You and the Fund

How Do I Buy Shares?

What Programs and Privileges Are Available to Me as a Shareholder?

What If My Investment Outlook Changes? - Exchange Privilege

How Do I Sell Shares?

Telephone Transactions

How Are Fund Shares Valued?

How Do I Get More Information About My Investment?

How Does the Fund Measure Performance?


General Information

Registering Your Account


Important Notice Regarding
   Taxpayer IRS Certifications

Useful Terms and Definitions in this Prospectus


Expense Table

The purpose of this table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly in connection with an investment in the Fund. These figures are based on the aggregate operating expenses of the Fund, before fee waivers and expense reductions, for the fiscal year ended October 31, 1995, and include the expenses of the Portfolio.

Shareholder Transaction Expenses
Maximum Sales Charge Imposed on Purchases
     (as a percentage of offering price)              2.25%
Deferred Sales Charge                                 NONE*
Exchange Fee (per transaction)                       $5.00**

*Investments of $1 million or more are not subject to a front-end sales charge, however, a contingent deferred sales charge of 1% is generally imposed on certain redemptions within a "contingency period" of 12 months of the calendar month of such investments. See "How Do I Sell Shares? - Contingent Deferred Sales Charge."

**$5.00 fee only imposed only on Timing Accounts as described under "What If My Investment Outlook Changes? - Exchange Privilege." All other exchanges are processed without a fee.


Annual Fund Operating Expenses
  (as a percentage of average net assets)
Management and Administration Fees                                0.50%***
12b-1 Fees                                                        0.24%****
  Other Expenses of the Fund and the Portfolio                    0.12%
                                                                  -----
Total Fund Operating Expenses                                     0.86%***

***For fiscal year ended October 31, 1995, Franklin Advisers, Inc. ("Advisers"), the Fund's administrator and the Portfolio's investment manager, agreed in advance to waive a portion of the management of the Portfolio and to make certain other payments to reduce the expenses of the Fund,and the Portfolio, if necessary, to ensure total aggregate operating expenses of the Fund are not higher than if the Fund was not investing its assets in the Portfolio. With this reduction, the Fund's total operating expenses, including the Fund's proportionate share of Portfolio expenses, were 0.61% of the Fund's average net assets. This arrangement may be terminated by Advisers at any time.


****Consistent with National Association of Securities Dealers, Inc.'s rules, it is possible that the combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charges permitted under those same rules.

You should be aware that the above table is not intended to reflect in precise detail the fees and expenses associated with an investment in the Fund. Rather, the table has been provided only to assist you in gaining a more complete understanding of fees, charges and expenses. For a more detailed discussion of these matters, you should refer to the appropriate sections of this Prospectus.


Example

As required by SEC regulations, the following example illustrates the expenses, including the maximum front-end sales charge, that apply to a $1,000 investment in the Fund over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period.

    One Year          Three Years            Five Years            Ten Years
    $31*              $49                    $69                   $126


*Assumes that a contingent deferred sales charge will not apply.

This example is based on the aggregate annual operating expenses of the Fund, before fee waivers or expense reductions, shown above and should not be considered a representation of past or future expenses which may be more or less than those shown. The operating expenses are borne by the Fund and only indirectly by you as a result of your investment in the Fund. In addition, federal securities regulations require the example to assume an annual return of 5%, but the Fund's actual return may be more or less than 5%.

The above table summarizes the aggregate fees and expenses incurred by both the Fund and the Portfolio. The Board of Trustees of the Trust considered the aggregate fees and expenses to be paid by both the Fund and the Portfolio under the Fund's policy of investing all of its assets in shares of the Portfolio, and such fees and expenses the Fund would have paid if it continued to invest directly in mortgage-backed securities. Because this arrangement enables eligible institutional investors, including the Fund and other investment companies, to pool their assets, which may be expected to result in the achievement of a variety of operating economies, the Board concluded that the aggregate expenses of the Fund and the Portfolio were expected to be lower than the expenses that would be incurred by the Fund if it continued to invest directly in mortgage-backed securities, although there is no guarantee or assurance that asset growth and lower expenses will be recognized. Advisers has agreed to limit expenses so that in no event will shareholders of the Fund incur higher expenses than if it continued to invest directly in mortgage-backed securities. Further information regarding the Fund's and the Portfolio's fees and expenses is included under "Who Administers the Fund?"

Financial Highlights - How Has the Fund Performed?

Set forth below is a table containing the financial highlights or a share of the Fund throughout the periods from the effective date of registration (October 6,
1987) to January 31, 1993, for the nine-month period from February 1, 1993 to October 31, 1993, and for each of the two fiscal years in the period ended October 31, 1995. The information for the period ended January 31, 1991 and for each of the indicated periods ended October 31, 1995, has been audited by Coopers & Lybrand L.L.P., independent auditors, whose audit report appears in the financial statements in the Annual Report to Shareholders dated October 31, 1995. The remaining figures, which are also audited, are not covered by the auditors' current report. See "Reports to Shareholders" under "General Information" in this Prospectus.








       Per Share Operating Performance                                                    Ratios/Supplemental Data
----------------------------------------------------------                                --------------------------
                        Net                  Distri- Distri-                                          Ratio    Ratio
         Net            Realized    Total    butions butions                                          of Ex-   of Net
        Asset           & Un-       From  -  From    From              Net                Net         penses   Investment
        Values  Net     realized    Invest-  Net     Real-             Asset              Assets      to       Income
Year    at Be-  Invest- Gain (Loss) ment     Invest- ized      Total   Value              at End      Average  To Aver-  Portfolio
Ended   ginning ment    on Secur-   Opera-   ment     Capital Distri-  at End   Total     of Year     Net      age Net    Turnover
Oct. 31 of Year Income  ities       tions    Income   Gains   butions  of Year  Return**  (in 000's)  Assets   Assets+    Rate

1988(1) $10.00  $0.08   $0.09       $0.17    $   -   $  -      $   -   $10.17    1.7 % $       1,803    - %    8.88%*      0.39%
1989(2)  10.17   0.82   (0.229)      0.591   (0.691)     -      (0.691)  10.07    5.99         45,250  0.44     7.92      48.39
1990(2)  10.00   0.94    0.034       0.974   (0.994)     -      (0.994)  10.05   10.16         82,257  0.39     9.03      76.32
1991(2)  10.05   0.88    0.066       0.946   (1.006)     -      (1.006)   9.99    9.91      1,173,486  0.30     8.23      96.50
1992(2)   9.99   0.74    0.027       0.767   (0.777)     -      (0.777)   9.98    7.96      3,513,415  0.68(4)  7.10      30.89
1993(2)   9.98   0.51   (0.105)      0.405   (0.522)   (0.003)  (0.525)   9.86    4.16      2,971,424  0.66(4)  5.10      30.36
1993(3)   9.86   0.28   (0.086)      0.194   (0.284)     -      (0.284)   9.77    1.99      1,813,504  0.65(4)* 3.92*      6.97
1994      9.77   0.35   (0.606)      0.256)  (0.314)     -      (0.314)   9.20   (2.65)       700,617  0.424    3.67       5.99
1995      9.20   0.54    0.136       0.676   (0.536)     -      (0.536)   9.34    7.57        509,371  0.614    5.76      17.81


1For the period October 6, 1987 (effective date of  registration) to January 31,
1988.

2For the year ended January 31.

3For the nine months ended October 31, 1993.

4Includes the Fund's share of the Portfolio's allocated expenses.

*Annualized.

**Total return measures the change in value of an investment over the periods indicated, and it is not annualized. It does not include the maximum front-end sales charge, and assumes reinvestment of dividends and capital gains at net asset value. Prior to May 1, 1994, dividends were reinvested at the maximum offering price.

+During the periods indicated, Franklin Advisers, Inc. agreed in advance to waive a portion of its administration fees and made payments of other expenses incurred by the Fund and the Portfolio. Had such action not been taken, the ratios of operating expenses to average net assets would have been as follows:

Franklin Adjustable U.S. Government Securities Fund

                               19881                                            0.87%*
                               1989                                             0.96
                               1990                                             0.87
                               1991                                             0.82
                               19922                                            0.894
                               19932                                            0.804
                               19933                                            0.79
                               1994                                             0.82
                               1995                                             0.86



What Is the Franklin Adjustable U.S. Government Securities Fund?


The Trust, which was organized as a Massachusetts business trust on December 16, 1986, is an open-end management investment company, or mutual fund, and has registered with the SEC under the Investment Company Act of 1940 (the "1940 Act"). The Fund and the additional separate diversified and non-diversified series of the Trust each issue a separate series of shares of beneficial interest. From inception until March 13, 1990, the Fund was known as the Franklin Adjustable Rate Mortgage Fund. The Board of Trustees changed the name of the Fund to its current name on that date.


The Board of Trustees of the Trust (the "Board") may determine, at a future date, to offer shares of the Fund in one or more "classes" to permit the Fund to take advantage of alternative methods of selling Fund shares. "Classes" of shares represent proportionate interests in the same portfolio of investment securities but with different rights, privileges and attributes, as determined by the trustees. Certain funds in the Franklin Templeton Funds currently offer their shares in two classes, designated "Class I" and "Class II." Because the Fund's sales charge structure and plan of distribution are similar to those of Class I shares, shares of the Fund may be considered Class I shares for redemption, exchange and other purposes.

You may purchase shares of the Fund (minimum investment of $100 initially and $25 thereafter) at the current public offering price. The current public offering price of the Fund's shares is equal to the net asset value, plus a sales charge not exceeding 2.25% of the offering price depending upon the amount invested. Please see "How Do I Buy Shares?"

How Do the Fund and Portfolio Invest Their Assets?


The investment objective of the Fund is to seek a high level of current income, consistent with lower volatility of principal. The Fund pursues its investment objective by investing all of its assets in the Portfolio which has the same investment objective and policies as the Fund. The Portfolio is a separate diversified series of the Adjustable Rate Securities Portfolios, an open-end management investment company managed by Franklin Advisers, Inc. ("Advisers"). Shares of the Portfolio are acquired by the Fund at net asset value with no sales charge. Accordingly, an investment in the Fund is an indirect investment in the Portfolio.

The Portfolio pursues its objective by investing primarily (at least 65% of its total assets) in adjustable rate mortgage securities ("ARMS") or other securities collateralized by or representing an interest in mortgages (collectively, "mortgage securities"), which have interest rates which reset at periodic intervals. All such mortgage securities in which the Fund, through the Portfolio, invests will be issued or guaranteed by the United States ("U.S.")
government, its agencies or instrumentalities. In addition to these mortgage securities, the Fund may invest through the Portfolio up to 35% of its total assets in (1) notes, bonds and discount notes of the following U.S. government agencies or instrumentalities: Federal Home Loan Banks, Federal National Mortgage Association ("FNMA"), Government National Mortgage Association ("GNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), and Small Business Administration, (2) obligations of or guaranteed by the full faith and credit of the United States and repurchase agreements collateralized by such obligations, and (3) time and savings deposits in commercial or savings banks or in institutions whose accounts are insured by the FDIC.

There is, of course, no assurance that the Fund's investment objective will be achieved. As the value of the Portfolio's portfolio securities fluctuate, the Portfolio's net asset value per share will also fluctuate.

The Advantages of Investing in the Fund

The Fund enables its shareholders to invest easily in the mortgage securities which are issued or guaranteed by the U.S. government, its agencies or instrumentalities by allowing an initial investment of as low as $100. Any such guarantee will extend to the payment of interest and principal due on the mortgage securities and will not provide any protection from fluctuations in the market value of such mortgage securities. The Fund believes that by investing in the Portfolio, which in turn invests primarily in mortgage securities which provide for variable rates of interest, it will achieve a higher, more consistent and less volatile net asset value than is characteristic of mutual funds that invest primarily in mortgage securities paying a fixed rate of interest.

The dividends from the Fund's net investment income are declared and distributed monthly. Some change in the net asset value per share during the month may be expected due to the accumulation of undistributed income and the pay out of such income once a month as a dividend (see "Valuation of Fund Shares"). Principal payments received on the Portfolio's mortgage securities will be reinvested by the Portfolio in other securities. Such securities may have a higher or lower yield than the mortgage securities already held by the Portfolio, depending upon market conditions. An investment in the Fund provides liquidity for the investor who may redeem shares of the Fund at current net asset value at any time in accordance with procedures described under the caption "How to Sell Shares of the Fund" in this Prospectus. An investment in the Fund may be a permissible investment for national banks, federal credit unions, federally chartered savings and loan associations, and some state savings and loan associations. Any regulated institution considering an investment in the Fund should refer to the applicable laws and regulations governing its operations in order to determine if the Fund is a permissible investment. Municipal investors considering investment of proceeds of bond offerings into the Fund should consult with expert counsel to determine the effect, if any, of various payments made by the Fund, Advisers or the Fund's principal underwriter on arbitrage rebate calculations.

Special Information Regarding the Fund's
Master/Feeder Fund Structure

The investment objectives of both the Fund and the Portfolio are fundamental and may not be changed without shareholder approval. The investment policies described herein include those followed by the Portfolio in which the Fund invests. The Fund's investment of all of its assets in the Portfolio was previously approved by shareholders of the Fund. Information on administration and expenses is included under "Administration of the Fund." See the SAI for further information regarding the Fund's and the Portfolio's investment restrictions.

An investment in the Fund may be subject to certain risks due to the Fund's structure, such as the potential that upon redemption by other shareholders in the Portfolio, the Fund's expenses may increase or the economies of scale which have been achieved as a result of the structure may be diminished. Institutional investors in the Portfolio that have a greater pro rata ownership interest in the Portfolio than the Fund could have effective voting control over the operation of the Portfolio. Further, in the event that the shareholders of the Fund do not approve a proposed future change in the Fund's objective or fundamental policies, which has been approved for the Portfolio, the Fund may be forced to withdraw its investment from the Portfolio and seek another investment company with the same objective and policies. In addition, the Fund may withdraw its investment in the Portfolio at any time, if the Board of Trustees of the Trust considers that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action to take, including the investment of all of the assets of the Fund in another pooled investment entity having the same investment objective and policies as the Fund or the hiring of an investment adviser to manage the Fund's investments. Such circumstances may cause an increase in Fund expenses. Further, the Fund's structure is a relatively new format, which often results in certain operational and other complexities. The Franklin organization was one of the first mutual fund complexes in the country to implement such a structure and the trustees do not believe that the additional complexities outweigh the benefits to be gained by shareholders.

The Franklin Group of Funds(R) has another fund which may invest in the Portfolio and which is designed for institutional investors only. It is possible that in the future other funds may be created which may likewise invest in the Portfolio or existing funds may be restructured so that they may invest in the Portfolio. The Fund or Distributors will forward to any interested shareholder additional information, including a prospectus and statement of additional information, if requested, regarding such other investment companies through which they may make investments in the Portfolio. For further information, please refer to "Organization" under "General Information." Any such fund may be offered with the same or different sales charge structure and Rule 12b-1 fees; thus, an investor in such fund may experience a different return from an investor in another investment company which invests exclusively in the Portfolio. Investors interested in obtaining information about such funds may contact the departments listed under "How to Get Information Regarding an Investment in the Fund."

Whenever the Fund, as an investor in the Portfolio, is asked to vote on a matter relating to the Portfolio, the Trust, on behalf of the Fund, will hold a meeting of the Fund's shareholders and will cast its votes in the same proportions as the Fund's shareholders have voted.

The Characteristics of the Mortgage Securities in Which the Portfolio Invests

Adjustable Rate Mortgage Securities. ARMS, like traditional mortgage securities, are interests in pools of mortgage loans. Most mortgage securities are pass-through securities, which means that they provide investors with payments consisting of both principal and interest as mortgages in the underlying mortgage pool are paid off by the borrower. The dominant issuers or guarantors of mortgage securities today are GNMA, FNMA, and FHLMC. GNMA creates mortgage securities from pools of government guaranteed or insured (Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks, and savings and loan associations. FNMA and FHLMC issue mortgage securities from pools of conventional and federally insured and/or guaranteed residential mortgages obtained from various entities, including savings and loan associations, savings banks, commercial banks, credit unions, and mortgage bankers.

The adjustable interest rate feature of the mortgages underlying the mortgage securities in which the Portfolio invests generally will act as a buffer to reduce sharp changes in the Portfolio's net asset value in response to normal interest rate fluctuations. As the interest rates on the mortgages underlying the Portfolio's investments are reset periodically, yields of portfolio securities will gradually align themselves to reflect changes in market rates so that the market value of the Portfolio's portfolio securities will remain relatively stable as compared to fixed-rate instruments and should cause the net asset value of the Fund to fluctuate less significantly than it would if the Portfolio invested in more traditional long-term, fixed-rate debt securities. During periods of rising interest rates, changes in the coupon rate lag behind changes in the market rate, resulting in possibly a lower net asset value until the coupon resets to market rates. Thus, investors could suffer some principal loss if they sold their shares of the Fund before the interest rates on the underlying mortgages are adjusted to reflect current market rates. During periods of extreme fluctuation in interest rates, the Fund's net asset value will fluctuate as well. Since most mortgage securities in the Portfolio's portfolio will generally have annual reset caps of 100 to 200 basis points, short-term fluctuation in interest rates above these levels could cause such mortgage securities to "cap out" and to behave more like long-term, fixed-rate debt securities.

Unlike fixed-rate mortgages, which generally decline in value during periods of rising interest rates, adjustable rate mortgage securities allow the Portfolio to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgage, resulting in both higher current yields and lower price fluctuations. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Portfolio generally will be able to reinvest such amounts in securities with a higher current rate of return. The Portfolio, however, will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgage securities held as investments by the Portfolio to exceed the maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage. Also, the Portfolio's net asset value could vary to the extent that current yields on mortgage-backed securities are different than market yields during interim periods between coupon reset dates.

During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to the Fund. Further, because of this feature, the value of ARMS is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments. As with other mortgage backed securities, interest rate declines may result in accelerated prepayment of mortgages and the proceeds from such prepayments must be reinvested at lower prevailing interest rates.

One additional difference between ARMS and fixed-rate mortgages is that for certain types of ARMS, the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a particular, pre-specified, published interest rate index. The amount of interest due to an ARMS holder is calculated by adding a specified additional amount, the "margin," to the index, subject to limitations or "caps" on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. It is these special characteristics which are unique to adjustable rate mortgages that the Fund believes make them attractive investments in seeking to accomplish the Fund's objective.

Many mortgage securities which are issued or guaranteed by GNMA, FHLMC, or FNMA ("Certificates") are called pass-through Certificates because a pro rata share of both regular interest and principal payments (less GNMA's, FHLMC's, or FNMA's fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool, are passed through monthly to the holder of the Certificate (i.e., the Portfolio). The principal and interest on GNMA securities are guaranteed by GNMA which guarantee is backed by the full faith and credit of the U.S. government. FNMA guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal. Mortgage securities issued or guaranteed by FNMA and FHLMC are not backed by the full faith and credit of the U.S. government; however, they are generally considered to offer minimal credit risks. The yields provided by these mortgage securities have historically exceeded the yields on other types of U.S. government securities with comparable maturities in large measure due to the prepayment risk. (See "Risks of Mortgage Securities.")

Collateralized Mortgage Obligations("CMOs"). The Portfolio may also invest in CMOs issued and guaranteed by U.S. government agencies or instrumentalities. A CMO is a mortgage-backed security that separates mortgage pools into short-, medium- and long-term components. Each component pays a fixed rate of interest at regular intervals. These components enable an investor such as the Portfolio to more accurately predict the pace at which principal is returned. The Portfolio will not invest in privately issued CMOs except to the extent that it invests in the securities of entities that are instrumentalities of the U.S. government. CMOs purchased by the Portfolio may be:

(1) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government;

(2) collateralized by pools of mortgages in which payment of principal and interest are guaranteed by the issuer and the guarantee is collateralized by U.S. government securities; or

(3) securities in which the proceeds of the issuance are invested in mortgage securities and payment of the principal and interest are supported by the credit of an agency or instrumentality of the U.S. government.



Resets. The interest rates paid on the ARMS and CMOs in which the Portfolio invests generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are three main categories of indices: those based on the London Interbank Offered Rate (LIBOR); those based on U.S. Treasury securities; and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one, three- and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-, three-, six-month or one-year London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.



Caps and Floors. The underlying mortgages which collateralize the ARMS and CMOs in which the Portfolio invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

Stripped Mortgage Securities. The Portfolio may also invest in stripped mortgage securities, which are derivative multiclass mortgage securities. The stripped mortgage securities in which the Portfolio may invest will be issued and guaranteed by agencies or instrumentalities of the U.S. government. Stripped mortgage securities have greater market volatility than other types of mortgage securities in which the Portfolio invests.

Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories, AAA or Aaa, by Standard & Poor's Corporation or Moody's Investors Service, respectively.

Stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. As these securities were only recently developed, traditional trading markets have not yet been established for all such securities. Accordingly, some of these securities may generally be illiquid. The staff of the SEC (the "Staff") has indicated that only government-issued IO or PO securities backed by fixed-rate mortgages may be deemed to be liquid, if procedures with respect to determining liquidity are established by a fund's board. The Board of Trustees may, in the future, adopt procedures which would permit the Fund to acquire, hold, and treat as liquid government-issued IO and PO securities. At the present time, however, all such securities will continue to be treated as illiquid and will, together with any other illiquid investments, not exceed 10% of the Fund's net assets. Such position may be changed in the future, without notice to shareholders, in response to the Staff's continued reassessment of this matter as well as to changing market conditions.



Other Investment Policies of the Portfolio
(and the Fund)

Repurchase Agreements. The Portfolio may engage in repurchase transactions in which the Portfolio purchases a U.S. government security subject to resale to a bank or dealer at an agreed-upon price and date. The transaction requires the collateralization of the seller's obligation by the transfer of securities with an initial market value, including accrued interest, equal to at least 102% of the dollar amount invested by the Portfolio in each agreement, with the value of the underlying security marked to market daily to maintain coverage of at least 100%. The repurchase agreements in which the Portfolio may invest are limited to those agreements having terms of one year or less. A default by the seller might cause the Portfolio to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Portfolio might also incur disposition costs in liquidating the collateral. The Portfolio, however, intends to enter into repurchase agreements only with financial institutions such as broker-dealers and banks which are deemed creditworthy by the Portfolio's investment manager. A repurchase agreement is deemed to be a loan by the Portfolio under the 1940 Act. The U.S. government security subject to resale (the collateral) will be held on behalf of the Portfolio by a custodian approved by the Portfolio's Board and will be held pursuant to a written agreement.

When-Issued and Delayed Delivery Transactions. The Portfolio may purchase U.S. government obligations on a "when-issued" or "delayed delivery" basis. These transactions are arrangements under which the Portfolio purchases securities with payment and delivery scheduled for a future time, generally in 30 to 60 days. Purchases of U.S. government securities on a when-issued or delayed delivery basis are subject to market fluctuation and are subject to the risk that the value or yields at delivery may be more or less than the purchase price or the yields available when the transaction was entered into. Although the Portfolio will generally purchase U.S. government securities on a when-issued basis with the intention of acquiring such securities, it may sell such securities before the settlement date if it is deemed advisable. When the Portfolio is the buyer in such a transaction, it will maintain, in a segregated account with its custodian, cash or high-grade marketable securities having an aggregate value equal to the amount of such purchase commitments until payment is made. To the extent the Portfolio engages in when-issued and delayed delivery transactions, it will do so only for the purpose of acquiring portfolio securities consistent with the Portfolio's investment objective and policies, and not for the purpose of investment leverage. In when-issued and delayed delivery transactions, the Portfolio relies on the seller to complete the transaction. The other party's failure may cause the Portfolio to miss a price or yield considered advantageous. Securities purchased on a when-issued or delayed delivery basis do not generally earn interest until their scheduled delivery date. The Portfolio is not subject to any percentage limit on the amount of its assets which may be invested in when-issued purchase obligations.

Mortgage Dollar Rolls. The Portfolio may enter into mortgage "dollar rolls" in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (name, type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the mortgage-backed securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A covered roll is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position.

Illiquid Investments. It is the policy of the Fund that illiquid securities (securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, repurchase agreements of more than seven days duration) may not constitute, at the time of purchase, more than 10% of the value of the total net assets of the Fund.

Other Permitted Investments. Other investments permitted by the Portfolio include: obligations of the U.S. government; notes, bonds, and discount notes of the following U.S. government agencies or instrumentalities: Federal Home Loan Banks, FNMA, GNMA, FHLMC, Small Business Administration; and time and savings deposits (including fixed or adjustable rate certificates of deposit) in commercial or savings banks or in institutions whose accounts are insured by the FDIC. The Portfolio's investments in savings deposits are generally deemed to be illiquid and will, together with any other illiquid investments, not exceed 10% of the Portfolio's total net assets. The Portfolio's investments in time deposits will not exceed 10% of its total assets.

Temporary Defensive Positions. When maintaining a temporary defensive position, the Portfolio may invest its assets, without limit, in U.S. government securities, certificates of deposit of banks having total assets in excess of $5 billion, and repurchase agreements.

Investment Restrictions

The Fund is subject to a number of additional investment restrictions, some of which have been adopted as fundamental policies of the Fund and may be changed only with the approval of a majority of the outstanding voting securities of the Fund. A list of these restrictions and more information concerning the policies are discussed in the SAI.

How Shareholders Participate in the
Results of the Fund's Activities

The assets of the Fund are invested in the Portfolio, the assets of which are continuously being invested in portfolio securities. If the securities owned by the Portfolio increase in value, the value of the Fund shares which the shareholder owns will increase. If the securities owned by the Portfolio decrease in value, the value of the shareholder's shares will also decline. In this way, shareholders participate in any change in the value of the securities owned by the Portfolio.

In addition to the factors which affect the value of individual securities, as described in the preceding sections, a shareholder may anticipate that the value of Portfolio shares will fluctuate with movements in the broader equity and bond markets, as well. In particular, changes in interest rates will affect the value of the Portfolio's holdings and thus its share price. Increased rates of interest which frequently accompany higher inflation and/or a growing economy are likely to have a negative effect on the value of Portfolio shares. History reflects both increases and decreases in the prevailing rate of interest and these may reoccur unpredictably in the future.



What Are the Fund's Potential
Risks?

Risks of Mortgage Securities

The mortgage securities in which the Portfolio principally invests differ from conventional bonds in that principal is paid back over the life of the mortgage security rather than at maturity. As a result, the holder of the mortgage securities (i.e., the Portfolio) receives monthly scheduled payments of principal and interest and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is lower than the rate on the existing mortgage securities. For this reason, mortgage securities may be less effective than other types of U.S. government securities as a means of "locking in" long-term interest rates.

The market value of mortgage securities, like other U.S. government securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. Mortgage securities, while having less risk of a decline during periods of rapidly rising rates, may also have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline. In addition, to the extent mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holder's principal investment to the extent of the premium paid. On the other hand, if mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income.

Who Administers the Fund?


The Board of Trustees has the primary responsibility for the overall management of the Trust and the Fund and for electing the officers of the Trust who are responsible for administering the day-to-day operations of all series of the Trust. The officers and trustees of the Trust are also officers and trustees of the Adjustable Rate Securities Portfolios. For information concerning the officers and trustees of the Trust and the Adjustable Rate Securities Portfolios, see "Trustees and Officers" in the SAI. The Board of Trustees, with all disinterested trustees as well as the interested trustees voting in favor, has adopted written procedures designed to deal with potential conflicts of interest which may arise from having the same persons serving on each trust's Board of Trustees. The procedures call for an annual review of the Fund's relationship with the Portfolio, and in the event a conflict is deemed to exist, the Board of Trustees may take action, up to and including the establishment of a new Board of Trustees. The Board of Trustees has determined that there are no conflicts of interest presented by this arrangement at the present time. Further information is included in the SAI.

Advisers serves as the Fund's administrator and as the Portfolio's investment manager. Advisers is a wholly-owned subsidiary of Franklin Resources, Inc. ("Resources"), a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 20% and 16%, respectively, of Resources' outstanding shares. Resources is engaged in various aspects of the financial services industry through its subsidiaries. Advisers acts as investment manager or administrator to 34 U.S. registered investment companies (117 separate series) with aggregate assets of over $78 billion.

The team responsible for the day-to-day management of the Portfolio's portfolio in which the Fund invests is: Roger Bayston since 1991, Tony Coffey since 1989 and Jack Lemein since inception.

Roger Bayston
Portfolio Manager
Advisers

Mr. Bayston is a Chartered Financial Analyst and holds a Master of Business Administration degree from the University of California at Los Angeles. He earned his Bachelor of Science degree from the University of Virginia. He has been with Advisers or an affiliate since earning his MBA degree in 1991.

Tony Coffey
Portfolio Manager
Franklin Advisers, Inc.

Mr. Coffey is a Chartered Financial Analyst and holds a Master of Business Administration from the University of California at Los Angeles. He earned his Bachelor of Arts degree in applied mathematics and economics from Harvard University. Mr. Coffey has been with Advisers or an affiliate since 1989. He is a member of several securities industry-related associations.


Jack Lemein
Senior Vice President and Portfolio Manager
Franklin Advisers, Inc.

Mr. Lemein holds a Bachelor of Science degree in finance from the University of Illinois. He has been in the securities industry since 1967 and with Advisers or an affiliate since 1984. He is a member of several securities industry-related associations.



Pursuant to the administration agreement, Advisers provides the Fund with various administrative, statistical and other services which are necessary to conduct the Fund's business.

Pursuant to the management agreement with the Portfolio, Advisers supervises and implements the Portfolio's investment activities and provides certain administrative services and facilities which are necessary to conduct the Portfolio's business.



Advisers performs similar services for other funds and there may be times when the actions taken with respect to the Fund's and the Portfolio's portfolios will differ from those taken by Advisers on behalf of other funds. Neither Advisers (including its affiliates) nor its officers, directors or employees nor the officers and trustees of the Trust are prohibited from investing in securities held by the Fund or other funds which are managed or administered by Advisers to the extent such transactions comply with the Fund's Code of Ethics. Please see "Investment Advisory and Other Services" and "General Information" in the SAI for further information on securities transactions and a summary of the Fund's Code of Ethics.



Fund shareholders will bear a portion of the Portfolio's operating expenses, including its management fee, to the extent that the Fund, as a shareholder of the Portfolio, bears such expenses. The portion of the Portfolio's expenses borne by the Fund is dependent upon the number of other shareholders of the Portfolio, if any.

Advisers may, but is not obligated to, agree in advance to waive all or any portion of the management fee due from the Portfolio or the administration fee due from the Fund. During the fiscal year ended October 31, 1995, administration fees totaling 0.10% of the Fund's daily net assets, were paid to Advisers. The Fund's proportionate share of the Portfolio's management fees was 0.40%. Advisers, however, waived a portion of the Portfolio's management fee. Total operating expenses including the Fund's proportionate share of the Portfolio's expenses, would have totaled 0.86%. After fee waivers, total operating expenses of the Fund, including its proportionate share of the Portfolio's operating expenses, totaled 0.61%.This action may be terminated by Advisers upon notice to the Board of Trustees.

It is not anticipated that the Portfolio or the Fund will incur a significant amount of brokerage expenses because adjustable rate securities are generally traded in principal transactions that involve the receipt by the broker of a spread between the bid and ask prices for the securities and not the receipt of commissions.

In the event that the Portfolio does participate in transactions involving brokerage commissions, it is Advisers' responsibility to select brokers through whom such transactions will be effected.


Shareholder accounting and many of the clerical functions for the Fund are performed by Franklin/Templeton Investor Services, Inc. ("Investor Services" or "Shareholder Services Agent") in its capacity as transfer agent and dividend-paying agent. Investor Services is a wholly-owned subsidiary of Resources.

Plan of Distribution

A plan of distribution has been approved and adopted for rhe Fund (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund may reimburse Distributors or others for expenses actually incurred by Distributors or others in the promotion and distribution of the Fund's shares. Such expenses may include, but are not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a prorated portion of Distributors' overhead expenses attributable to the distribution of Fund shares, and as well as any distribution or service fees paid to securities dealers or their firms or others who have executed a servicing agreement with the Fund, Distributors, or its affiliates.


The maximum amount which the Fund may pay to Distributors or others for such distribution expenses is 0.25% per annum of the average daily net assets of the Fund, payable on a quarterly basis. All expenses of distribution and marketing in excess of 0.25% per annum will be borne by Distributors or others who have incurred them, without reimbursement from the Fund.


The Plan also covers any payments to or by the Fund, Advisers, Distributors, or other parties on behalf of the Fund, Advisers or Distributors, to the extent such payments are deemed to be for the financing of any activity primarily intended to result in the sale of shares issued by the Fund within the context of Rule 12b-1. The payments under the Plan are included in the maximum operating expenses which may be borne by the Fund. For more information please see the "The Funds' Underwriter" in the SAI.

What Distributions Might I Receive from the Fund?

You may receive two types of distributions from the Fund:


1. Income dividends. The Fund receives income primarily in the form of income dividends paid by the Portfolio. This income, less the expenses incurred in the Fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.


2. Capital gain distributions. The Fund may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions by the Fund derived from net short-term and net long-term capital gains (after taking into account any net capital loss carryovers) may generally be made once a year in December to reflect any net short-term and net long-term capital gains realized by the Fund as of October 31 of the current fiscal year and any undistributed capital gains from the prior fiscal year. These distributions, when made, will generally be fully taxable to the Fund's shareholders. The Fund may make more than one distribution derived from net short-term and net long-term capital gains in any year or adjust the timing of these distributions for operational or other reasons.


Distribution Date

Although subject to change by the Board, without prior notice to or approval by shareholders, the Fund's current policy is to declare income dividends monthly for shareholders of record generally on the first business day preceding the 15th of the month, payable on or about the last business day of the month. The amount of income dividend payments by the Fund is dependent upon the amount of net income received by the Fund from the Portfolio (and the amount of income received by the Portfolio from its investments), is not guaranteed and is subject to the discretion of the Board of Trustees. Fund shares are quoted ex-dividend on the first business day following the record date. The Fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

In order to be entitled to a dividend, you must have acquired Fund shares prior to the close of business on the record date. If you are considering purchasing Fund shares shortly before the record date of a distribution, you should be aware that because the value of the Fund's shares is based directly on the amount of its net assets, rather than on the principle of supply and demand, any distribution of income or capital gain will result in a decrease in the value of the Fund's shares equal to the amount of the distribution. While a dividend or capital gain distribution received shortly after purchasing shares represents, in effect, a return of a portion of your investment, it may be taxable as dividend income or capital gain.

Distribution Options

You may choose to receive your distributions from the Fund in any of these ways:

1........Purchase  additional  shares of the Fund - You may purchase  additional shares of the Fund (without a sales charge or imposition of a contingent deferred sales charge) by reinvesting capital gain distributions, or both dividend and capital gain distributions. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2........Purchase shares of other Franklin Templeton Funds - You may direct your distributions to purchase the same class of shares of another Franklin Templeton Fund (without a sales charge or imposition of a contingent deferred sales charge). Many shareholders find this a convenient way to diversify their investments.

3........Receive distributions in cash - You may choose to receive dividends, or both dividend and capital gain distributions in cash. You may have the money sent directly to you, to another person, or to a checking account. If you choose to send the money to a checking account, please see "Electronic Fund Transfers" under "What Programs and Privileges Are Available to Me as a Shareholder?"

To select one of these options, please complete sections 6 and 7 of the Shareholder Application included with this Prospectus or tell your investment representative which option you prefer. If no option is selected, dividend and capital gain distributions will be automatically reinvested in the Fund. You may change the distribution option selected at any time by notifying the Fund by mail or by telephone. Please allow at least seven days prior to the record date for the Fund to process the new option.

How Taxation Affects You and the Fund

The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. For additional information on tax matters relating to the Fund and its shareholders, see "Additional Information Regarding Taxation" in the SAI.

The Fund is treated as a separate entity for federal income tax purposes. The Fund intends to continue to qualify for as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By distributing all of its income and meeting certain other requirements relating to the sources of its income and diversification of its assets, the Fund will not be liable for federal income or excise taxes.


For federal income tax purposes, any income dividends which the shareholder receives from the Fund, as well as any distributions derived from the excess of net short-term capital gain over net long-term capital loss, are treated as ordinary income whether the shareholder has elected to receive them in cash or in additional shares. Distributions derived from the excess of net long-term capital gain over net short-term capital loss are treated as long-term capital gain regardless of the length of time the shareholder has owned Fund shares and regardless of whether such distributions are received in cash or in additional shares.



None of the distributions paid by the Fund for the fiscal year ended October 31, 1995, qualified for the corporate dividends-received deduction and it is not expected that distributions for the current fiscal year will so qualify.



Pursuant to the Code, certain distributions which are declared in October, November or December, but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated as if received by the shareholder on December 31 of the calendar year in which they are declared.

Redemptions and exchanges of Fund shares are taxable events on which a shareholder may realize a gain or loss. Any loss incurred on sale or exchange of the Fund's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares. Shareholders should consult with their tax advisors concerning the tax rules applicable to the redemption and exchange of Fund shares. The Fund will inform shareholders of the source of their dividends and distributions at the time they are paid and will promptly after the close of each calendar year advise shareholders of the tax status for federal income tax purposes of such dividends and distributions.

While many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the Fund from direct obligations of the U.S. government, none of the distributions of the Fund during fiscal year ending October 31, 1994 qualified for such tax-free treatment. Investments in mortgage-backed securities (including GNMA, FNMA and FHLMC securities) and repurchase agreements collateralized by U.S. government securities do not qualify as direct federal obligations in most states. Shareholders should consult with their own tax advisors with respect to the applicability of state and local intangible property or income taxes to their shares of the Fund and distributions and redemption proceeds received from the Fund.

Shareholders who are not U.S. persons for purposes of federal income taxation should consult with their financial or tax advisors regarding the applicability of U.S. withholding taxes to distributions received by them from the Fund and the application of foreign tax laws to these distributions.



How Do I Buy Shares?

You may buy shares to open a Fund account with as little as $100 and make additional investments at any time with as little as $25. If you are purchasing shares through a retirement plan established by the Franklin Templeton Group, these minimums may be waived. To open your account, contact your investment representative or complete and sign the enclosed Shareholder Application and return it to the Fund with your check.

Purchase Price of Fund Shares

You may buy shares at the public offering price. The public offering price is equal to the net asset value plus the 2.25% sales charge, unless you qualify to purchase shares at a discount or without a sales charge as discussed below. The offering price will be calculated to two decimal places using standard rounding criteria.

Quantity Discounts in Sales Charges

The sales charge you pay when you buy shares may be reduced based upon the size of your purchase, as shown in the table below.

                                                                      Total Sales Charge
                                                                                                     Dealer
                                                                             As a                  Concession
                                                     As a                 Percentage                  As a
                                                  Percentage                of Net                 Percentage
           Size of Transaction                   of Offering                Amount                of Offering
            at Offering Price                       Price                  Invested                  Price*
Less than $100,000                                  2.25%                    2.30%                   2.00%
$100,000 but less than $250,000
                                                    1.75%                    1.78%                   1.50%
$250,000 but less than $500,000
                                                    1.25%                    1.26%                   1.00%
$500,000 but less than $1,000,000
                                                    1.00%                    1.00%                   0.85%
$1,000,000 or more                                  none**                   none                (see below)***


*Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated. Distributors may at times allow the entire sales charge to the securities dealer. A securities dealer who receives 90% or more of the sales commission may be deemed to be an underwriter under the Securities Act of 1933, as amended.

**A contingent deferred sales charge of 1% may be imposed on certain redemptions of all or a part of an investment of $1 million or more. See "How Do I Sell
Shares? - Contingent Deferred Sales Charge."

***Please see "General - Other Payments to Securities Dealers" below for a discussion of commissions Distributors may pay to securities dealers out of its own resources.


Rights of Accumulation. To determine if you may pay a reduced sales charge, you may add the cost or current value, whichever is higher, of your Class I and
Class II shares in other Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21, to the amount of your current purchase. To receive the reduction, you or your investment representative must notify Distributors that your investment qualifies for a discount.

Letter of Intent. You may purchase shares at a reduced sales charge by completing the Letter of Intent section of the Shareholder Application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. You or your investment representative must inform us that the Letter is in effect each time you purchase shares.

By completing the Letter of Intent section of the Shareholder Application, you acknowledge and agree to the following:

      You authorize Distributors to reserve five percent (5%) of the amount of the total intended purchase in Fund shares registered in your name.

      You grant Distributors a security interest in these shares and appoint Distributors as attorney-in-fact with full power of substitution to redeem any or all of these reserved shares to pay any unpaid sales charge if you do not fulfill the terms of the Letter.

We will include the reserved shares in the total shares you own as reflected on your periodic statements.

      You will receive dividend and capital gain distributions on the reserved shares; we will pay or reinvest these distributions as you direct.

      Although you may exchange your shares, you may not liquidate reserved shares until you complete the Letter or pay the higher sales charge.

      Our policy of reserving shares does not apply to certain benefit plans described under "Purchases at Net Asset Value."

If you would like more information about the Letter of Intent privilege, please see "How Do I Buy and Sell Shares? - Letter of Intent" in the SAI or call our Shareholder Services Department.

Group Purchases. If you are a member of a qualified group, you may purchase Fund shares at the reduced sales charge applicable to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase. For example, if group members previously invested and still hold $80,000 of Fund shares and invest $25,000, the sales charge will be 1.75%.

We define a qualified group as one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Fund shares at a discount and (iii) satisfies uniform criteria which enable Distributors to realize economies of scale in its costs of distributing shares.

In addition, a qualified group must have more than 10 members, and be available to arrange for meetings between our representatives and group members. It must also agree to include sales and other materials related to the Franklin Templeton Funds in publications and mailings to its members at reduced or no cost to Distributors, and arrange for payroll deduction or other bulk transmission of investments to the Fund.

If you select a payroll deduction plan, your investments will continue automatically until you notify the Fund and your employer to discontinue further investments. Due to the varying procedures used by employers to handle payroll deductions, there may be a delay between the time of the payroll deduction and the time the money reaches the Fund. We invest your purchase at the applicable offering price per share determined on the day that the Fund receives both the check and the payroll deduction data in required form.

Purchases at Net Asset Value

You may invest money from the following sources in shares of the Fund without paying front-end or contingent deferred sales charges:

(i) a distribution that you have received from a Franklin Templeton Fund if it is returned within 365 days of its payment date. When you return the distribution, please include a written request to reinvest the money at net asset value. You may reinvest Class II distributions in either Class I or Class II shares, but Class I distributions may only be invested in Class I shares under this privilege. For more information, see "Distribution Options" under "What Distributions Might I Receive From the Fund?" or call Shareholder Services at 1-800/632-2301;

(ii) a redemption from a mutual fund with investment objectives similar to those of the Fund, if (a) your investment in that fund was subject to either a front-end or contingent deferred sales charge at the time of purchase, (b) the fund is not part of the Franklin Templeton Funds, and (c) your redemption occurred within the past 60 days;

(iii) a distribution from an existing retirement plan already invested in the Franklin Templeton Funds (including the Franklin Templeton Profit Sharing 401(k) plan), up to the total amount of the distribution. When you return the distribution, please include a written request to reinvest the money at net asset value. The distribution must be returned to the Fund within 365 days of the distribution date; or

(iv) a redemption from Templeton Institutional Funds, Inc., if you then reinvest the redemption proceeds under an employee benefit plan qualified under Section 401 of the Code, in shares of the Fund.

You may also reinvest the proceeds from a redemption of any of the Franklin Templeton Funds at net asset value. To do so, you must (a) have paid a sales charge on the purchase or sale of the original shares, (b) reinvest the redemption money in the same class of shares, and (c) request the reinvestment of the money in writing to the Fund within 365 days of the redemption date. You may reinvest up to the total amount of the redemption proceeds under this privilege. If a different class of shares is purchased, the full front-end sales charge must be paid at the time of purchase of the new shares. While you will receive credit for any contingent deferred sales charge paid on the shares redeemed, a new contingency period will begin. Shares that were no longer subject to a contingent deferred sales charge will be reinvested at net asset value and will not be subject to a new contingent deferred sales charge. Shares exchanged into other Franklin Templeton Funds are not considered "redeemed" for this privilege (see "What If My Investment Outlook Changes? - Exchange Privilege").

If you immediately reinvested your redemption proceeds in a Franklin Bank Certificate of Deposit ("CD") but you would like to reinvest them back into the Franklin Templeton Funds as described above, you will have 365 days from the date the CD (including any rollover) matures to do so.

If your securities dealer or another financial institution reinvests your money in the Fund at net asset value for you, that person or institution may charge you a fee for this service.

A redemption is a taxable transaction, but reinvestment without a sales charge may affect the amount of gain or loss you recognize and the tax basis of the shares reinvested. If you have a loss on the redemption, the loss may be disallowed if you reinvest in the same fund within a 30-day period. If you would like more information regarding the possible tax consequences of such a reinvestment, please see the tax section of this Prospectus and the SAI.

Certain categories of investors also qualify to purchase shares of the Fund at net asset value regardless of the source of the investment proceeds. If you are or your account is included in one of the categories below, none of the shares of the Fund you purchase will be subject to front-end or contingent deferred sales charges:

(i) companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer;

(ii)     accounts managed by the Franklin Templeton Group;

(iii) certain unit investment trusts and unit holders of such trusts reinvesting distributions from the trusts in the Fund;

(iv) registered securities dealers and their affiliates, for their investment accounts only;

(v) current employees of securities dealers and their affiliates and their family members, in accordance with the internal policies and procedures of the employing securities dealer and affiliate;

(vi)  broker-dealers  who  have  entered  into  a  supplemental  agreement  with
Distributors, or registered investment advisors affiliated with such broker-dealers, on behalf of their clients who are participating in a comprehensive fee program (sometimes known as a wrap fee program);

(vii) any state, county, or city, or any instrumentality, department, authority or agency thereof which has determined that the Fund is a legally permissible investment and which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company ("an eligible governmental authority"). IF YOU ARE SUCH AN INVESTOR, PLEASE CONSULT YOUR OWN LEGAL ADVISORS TO DETERMINE WHETHER AND TO WHAT EXTENT THE SHARES OF THE FUND CONSTITUTE LEGAL INVESTMENTS. Municipal investors considering investment of proceeds of bond offerings into the Fund should consult with expert counsel to determine the effect, if any, of various payments made by the Fund or its investment manager on arbitrage rebate calculations. If you are a securities dealer who has executed a dealer agreement with Distributors and, through your services, an eligible governmental authority invests in the Fund at net asset value, Distributors or one of its affiliates may make a payment, out of its own resources, to you in an amount not to exceed 0.25% of the amount invested. Please contact the Franklin Templeton Institutional Services Department for additional information;

(viii) officers, trustees, directors and full-time employees of the Franklin Templeton Funds, or of the Franklin Templeton Group, and their family members. Although you may pay sales charges on investments in accounts opened after your association with us has ended, you may continue to invest in accounts opened while you were with us without paying sales charges; or

(ix) trust companies and bank trust departments that exercise exclusive discretionary investment authority over funds held in a fiduciary, agency, advisory, custodial or similar capacity and agree to invest at least $1 million in Franklin Templeton Funds over a 13-month period. We will accept orders for such accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following such order;

(x) insurance company separate accounts investing for pension plan contracts;

(xi) trustees or other fiduciaries purchasing securities for certain retirement plans of organizations with collective retirement plan assets of $10 million or more, without regard to where such assets are currently invested; or

(xii) Designated Retirement Plans. Non-Designated Retirement Plans may also qualify to purchase shares of the Fund if they meet the requirements described under "Group Purchases," above.

If you would like more information, please see "How Do I Buy and Sell Shares?" in the SAI.

How Do I Buy Shares in Connection with Tax-Deferred Retirement Plans?

Your individual or employer-sponsored tax-deferred retirement plans may invest in the Fund. You may use the Fund for an existing retirement plan, or, because Trust Company can serve as custodian or trustee for retirement plans, you may ask Trust Company to provide the plan documents and serve as custodian or trustee. A plan document must be adopted in order for a retirement plan to be in existence.

Brochures for Trust Company plans contain important information regarding eligibility, contribution and deferral limits and distribution requirements. Please note that you must use an application other than the one contained in this Prospectus to establish a retirement plan account with Trust Company. To obtain a retirement plan brochure or application, please call 1-800/DIAL BEN (1-800/342-5236). Trust Company is an affiliate of Distributors.

Please see "How Do I Sell Shares?" for information regarding redemptions from retirement plan accounts. You must complete specific forms in order to receive distributions from Trust Company retirement plans.

Individuals and plan sponsors should consult with legal, tax or benefits and pension plan consultants before choosing a retirement plan. In addition, if you are a retirement plan investor, you should consider consulting your investment representatives or advisors about investment decisions within your plans.

General

The Fund continuously offers it shares through securities dealers who have an agreement with Distributors. The Fund and Distributors may refuse any order for the purchase of shares.

Securities laws of states in which the Fund offers its shares may differ from federal law. Banks and financial institutions that sell shares of the Fund may be required to register as securities dealers pursuant to state law.

Other Payments to Securities Dealers. Distributors will pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of $1 million or more: 0.75% on sales of $1 million but less than $2 million, plus 0.60% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more. These breakpoints are reset every 12 months for purposes of additional purchases.

Distributors or one of its affiliates may also pay up to 1% of the amount purchased to securities dealers who initiate and are responsible for purchases made at net asset value by any of the entities described in paragraphs (ix) ,
(xi) or (xii) under "Purchases at Net Asset Value" above and up to 0.75% of the amount purchased to securities dealers who initiate and are responsible for purchases made at net asset value by Non-Designated Retirement Plans. Please see "How Do I Buy and Sell Shares?" in the SAI for the breakpoints applicable to these purchases.

Either Distributors or one of its affiliates, out of its own resources, may also provide additional compensation to securities dealers in connection with the sale of shares of the Franklin Templeton Funds. In some cases, this compensation may be available only to securities dealers whose representatives have sold or are expected to sell significant amounts of shares of the Franklin Templeton
Funds. Compensation may include financial assistance and payments made in connection with conferences, sales or training programs for employees of the securities dealer, seminars for the public, advertising, sales campaigns and/or shareholder services, programs regarding one or more of the Franklin Templeton Funds and other programs or events sponsored by securities dealers, and payment for travel expenses of invited registered representatives and their families, including lodging, in connection with business meetings or seminars located within or outside the United States. Securities dealers may not use sales of the Fund's shares to qualify for this compensation if prohibited by the laws of any state or self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of this compensation is paid for by the Fund or its shareholders.

For additional information about shares of the Fund, please see "How Do I Buy and Sell Shares?" in the SAI. The SAI also includes a listing of the officers and trustees of the Trust who are affiliated with Distributors. See "Officers and Trustees."

What Programs and Privileges Are Available to Me as a Shareholders?

Certain of the programs and privileges described in this section may not be available directly from the Fund if your shares are held, of record, by a financial institution or in a "street name" account or networked account through the National Securities Clearing Corporation ("NSCC") (see "Registering Your Account" in this Prospectus).

Share Certificates

Shares from an initial investment, as well as subsequent investments, including the reinvestment of dividends and capital gain distributions, are generally credited to an account in your name on the books of the Fund, without the issuance of a share certificate.

Maintaining shares in uncertificated form (also known as "plan balance") minimizes the risk of loss or theft of a share certificate. A lost, stolen or destroyed certificate cannot be replaced without obtaining a sufficient indemnity bond. The cost of such a bond, which is generally borne by you, can be 2% or more of the value of the lost, stolen or destroyed certificate. A certificate will be issued if requested by you or by your securities dealer.

Confirmations

A confirmation statement will be sent to you quarterly to reflect the dividends reinvested during the period and after each other transaction which affects your account. This statement will also show the total number of shares you own, including the number of shares in "plan balance" for your account.

Automatic Investment Plan

The Automatic Investment Plan offers a convenient way to invest in the Fund. Under the plan, you can arrange to have money transferred automatically from your checking account to the Fund each month to purchase additional shares. If you are interested in this program, please refer to the Automatic Investment Plan Application at the back of this Prospectus for the requirements of the program or contact your investment representative. Of course, the market value of the Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may terminate the program at any time by notifying Investor Services by mail or by phone.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan allows you to receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. To establish a Systematic Withdrawal Plan, the value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. Please keep in mind that $50 is merely the minimum amount and is not a recommended amount. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.

If you would like to establish a Systematic Withdrawal Plan, please complete the Systematic Withdrawal Plan section of the Shareholder Application included with this Prospectus and indicate how you would like to receive your payments. You may choose to receive your payments in any of the following ways:

1. Purchase shares of other Franklin Templeton Funds - You may direct your payments to purchase the same class of shares of another Franklin Templeton Fund.

2. Receive payments in cash - You may choose to receive your payments in cash. You may have the money sent directly to you, to another person, or to a checking account. If you choose to have the money sent to a checking account, please see "Electronic Fund Transfers" below.

There are no service charges for establishing or maintaining a Systematic Withdrawal Plan. Once your plan is established, any distributions paid by the Fund will be automatically reinvested in your account. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the first business day of the month in which a payment is scheduled. You will generally receive your payments within three to five days after the shares are redeemed.

Redeeming shares through a Systematic Withdrawal Plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Redemptions under a Systematic Withdrawal Plan are considered a sale for federal income tax purposes. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

While a Systematic Withdrawal Plan is in effect, no share certificates will be issued. You should ordinarily not make additional investments in the Fund of less than $5,000 or three times the amount of annual withdrawals under the plan because of the sales charge on additional purchases. Shares redeemed under the plan may also be subject to a contingent deferred sales charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

You may terminate a Systematic Withdrawal Plan, change the amount and schedule of withdrawal payments, or suspend a payment by notifying Investor Services in writing at least seven business days prior to the end of the month preceding a scheduled payment. The Fund may also terminate a Systematic Withdrawal Plan by notifying you in writing and will automatically terminate a Systematic Withdrawal Plan if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

Electronic Fund Transfers

You may choose to have distributions from the Fund or payments under a Systematic Withdrawal Plan sent directly to a checking account. If the checking account is maintained at a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. Any payments made during that time will be sent to the address of record on your account.



Institutional Accounts

There may be additional methods of purchasing, redeeming or exchanging shares of the Fund available to institutional accounts. For further information, contact the Franklin Templeton Institutional Services Department at 1-800/321-8563.


What If My Investment Outlook Changes? - Exchange Privilege

The Franklin Templeton Funds consist of a number of mutual funds with various investment objectives and policies. The shares of most of these mutual funds are offered to the public with a sales charge. If a your investment objective or outlook for the securities markets changes, Fund shares may be exchanged for the same class of shares of other Franklin Templeton Funds which are eligible for sale in your state of residence and in conformity with such fund's stated eligibility requirements and investment minimums.

No exchanges between different classes of shares will be allowed. Shareholders may choose to redeem shares of the Fund and purchase Class II shares of another Franklin Templeton Fund but such purchase will be subject to that fund's Class II front-end and contingent deferred sales charges. Although there are no exchanges between different classes of shares, Class II shareholders of a Franklin Templeton Fund may elect to direct their dividends and capital gain distributions to the Fund at net asset value.

A contingent deferred sales charge will not be imposed on exchanges. If, however, the exchanged shares were subject to a contingent deferred sales charge in the original fund purchased and shares are subsequently redeemed within the contingency period, a contingent deferred sales charge will be imposed.

Before making an exchange, you should review the prospectus of the fund you wish to exchange from and the fund you wish to exchange into for all specific requirements or limitations on exercising the exchange privilege, for example, limitations on a fund's sale of its shares, minimum holding periods for exchanges at net asset value, or applicable sales charges.

You may exchange shares in any of the following ways:


By Mail

Send written instructions signed by all account owners and accompanied by any outstanding share certificates properly endorsed. The transaction will be effective upon receipt of the written instructions together with any outstanding share certificates.


By Telephone

You or your investment representative of record, if any, may exchange shares of the Fund by telephone by calling Investor Services at 1-800/632-2301 or the automated Franklin TeleFACTS(R) system (day or night) at 1-800/247-1753. If you do not wish this privilege extended to a particular account, you should notify the Fund or Investor Services.

The telephone exchange privilege allows you to effect exchanges from the Fund into an identically registered account of the same class of shares in one of the other available Franklin Templeton Funds. The telephone exchange privilege is available only for uncertificated shares or those which have previously been deposited in your account. The Fund and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Please see "Telephone Transactions - Verification Procedures."

During periods of drastic economic or market changes, it is possible that the telephone exchange privilege may be difficult to implement and the TeleFACTS(R) option may not be available. In this event, you should follow the other exchange procedures discussed in this section, including the procedures for processing exchanges through securities dealers.

Through Securities Dealers

As is the case with all purchases and redemptions of the Fund's shares, Investor Services will accept exchange orders from securities dealers who execute a dealer or similar agreement with Distributors. See also " By Telephone" above. Such a dealer-ordered exchange will be effective only for uncertificated shares on deposit in your account or for which certificates have previously been deposited. A securities dealer may charge a fee for handling an exchange.



Additional Information Regarding Exchanges

Exchanges are made on the basis of the net asset value of the funds involved, except as set forth below. Exchanges of shares of the Fund which were purchased without a sales charge will be charged a sales charge in accordance with the terms of the prospectus of the fund being purchased, unless the original investment in the Franklin Templeton Funds was made pursuant to the privilege permitting purchases at net asset value, as discussed under "How Do I Buy Shares?" Exchanges of shares of the Fund which were purchased with a lower sales charge into a fund which has a higher sales charge will be charged the difference, unless the shares were held in the Fund for at least six months prior to executing the exchange.

The contingency period during which a contingent deferred sales charge may be assessed will be tolled (or stopped) for the period shares are exchanged into and held in a Franklin or Templeton money market fund. If your account has shares subject to a contingent deferred sales charge, shares will be exchanged into the new account on a "first-in, first-out" basis. See "How Do I Sell Shares? - Contingent Deferred Sales Charge" for a discussion of investments subject to a contingent deferred sales charge.

If you request the exchange of the total value of your account, accrued but unpaid income dividends and capital gain distributions will be reinvested in the Fund at the net asset value on the date of the exchange, and then the entire share balance will be exchanged into the new fund in accordance with the procedures set forth above. Because the exchange is considered a redemption and purchase of shares, you may realize a gain or loss for federal income tax purposes. Backup withholding and information reporting may also apply. Information regarding the possible tax consequences of such an exchange is included in the tax section in this Prospectus and under "Additional Information Regarding Taxation" in the SAI.

If a substantial portion of the Fund's shareholders should, within a short period, elect to redeem their shares of the Fund pursuant to the exchange privilege, the Fund might have to liquidate portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this should occur, it is the general policy of the Fund to initially invest this money in short-term, interest-bearing money market instruments unless it is felt that attractive investment opportunities consistent with the Fund's investment objectiveexist immediately. Subsequently, this money will be withdrawn from such short-term money market instrumentsand invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.


The exchange privilege may be modified or discontinued by the Fund at any time upon 60 days' written notice to shareholders.

Retirement Plan Accounts

Franklin Templeton IRA and 403(b) retirement plan accounts may exchange shares directly. Certain restrictions may apply, however, to other types of retirement plans. See "Restricted Accounts" under "Telephone Transactions."

Timing Accounts

Accounts which are administered by allocation or market timing services to exchange shares based on predetermined market indicators ("Timing Accounts") will be charged a $5.00 administrative service fee per each such exchange.
All other exchanges are without charge.

Restrictions on Exchanges

In accordance with the terms of their respective prospectuses, certain funds do not accept or may place differing limitations than those below on exchanges by Timing Accounts.

The Fund reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any Timing Account or any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of the Fund within two weeks of an earlier exchange request out of the Fund, (ii) makes more than two exchanges out of the Fund per calendar quarter, or (iii) exchanges shares equal in value to at least $5 million, or more than 1% of the Fund's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.

The Fund also reserves the right to refuse the purchase side of an exchange request by any Timing Account, person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. Your purchase exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Fund and therefore may be refused.

The Fund and Distributors, as indicated under "How Do I Buy Shares?", reserve the right to refuse any order for the purchase of shares.

How Do I Sell Shares?

You may liquidate your shares at any time and receive from the Fund the value of the shares. You may redeem shares in any of the following ways:

By Mail

Send a written request signed by all registered owners to Investor Services, at the address shown on the back cover of this Prospectus, and any share certificates which have been issued for the shares being redeemed, properly endorsed and in order for transfer. You will then receive from the Fund the value of the shares redeemed based upon the net asset value per share (less a contingent deferred sales charge, if applicable) next computed after the written request in proper form is received by Investor Services. Redemption requests received after the time at which the net asset value is calculated will receive the price calculated on the following business day. The net asset value per share is determined as of the scheduled close of the New York Stock Exchange (the "Exchange") (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. You are requested to provide a telephone number where you may be reached during business hours, or in the evening if preferred. Investor Services' ability to contact you promptly when necessary will speed the processing of the redemption.

To be considered in proper form, signatures must be guaranteed if the redemption request involves any of the following:

(1) the proceeds of the redemption are over $50,000;

(2) the proceeds (in any amount) are to be paid to someone other than the registered owners of the account;

(3) the proceeds (in any amount) are to be sent to any address other than the address of record, preauthorized bank account or brokerage firm account;

(4) share certificates, if the redemption proceeds are in excess of $50,000; or

(5) the Fund or Investor Services believes that a signature guarantee would protect against potential claims based on the transfer instructions, including, for example, when (a) the current address of one or more joint owners of an account cannot be confirmed, (b) multiple owners have a dispute or give inconsistent instructions to the Fund, (c) the Fund has been notified of an adverse claim, (d) the instructions received by the Fund are given by an agent, not the actual registered owner, (e) the Fund determines that joint owners who are married to each other are separated or may be the subject of divorce proceedings, or (f) the authority of a representative of a corporation, partnership, association, or other entity has not been established to the satisfaction of the Fund.

Signatures must be guaranteed by an "eligible guarantor institution" as defined under Rule 17Ad-15 under the Securities Exchange Act of 1934. Generally, eligible guarantor institutions include (1) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (2) national securities exchanges, registered securities associations and clearing agencies; (3) securities dealers which are members of a national securities exchange or a clearing agency or which have minimum net capital of $100,000; or (4) institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature guarantee medallion program. A notarized signature will not be sufficient for the request to be in proper form.

Where shares to be redeemed are represented by share certificates, the request for redemption must be accompanied by the share certificate and a share assignment form signed by the registered owners exactly as the account is registered, with the signatures guaranteed as referenced above. You are advised, for your protection, to send the share certificate and assignment form in separate envelopes if they are being mailed in for redemption.


Liquidation  requests  of  corporate,   partnership,   trust  and  custodianship
accounts,   and  accounts  under  court   jurisdiction   require  the  following
documentation to be in proper form:

Corporation - (1) Signature guaranteed letter of instruction from the authorized officers of the corporation and (2) a corporate resolution.


Partnership - (1) Signature guaranteed letter of instruction from a general partner and (2) pertinent pages from the partnership agreement identifying the general partners or a certification for a partnership agreement.

Trust - (1) Signature guaranteed letter of instruction from the trustees and (2) a copy of the pertinent pages of the trust document listing the trustee(s) or a Certification for Trust if the trustees are not listed on the account registration.


Custodial (other than a retirement account) - Signature guaranteed letter of instruction from the custodian.


Accounts under court jurisdiction - Check court documents and applicable state law since these accounts have varying requirements, depending upon the state of residence.

Payment for redeemed shares will be sent to you within seven days after receipt of the request in proper form.

By Telephone

If you complete the Franklin Templeton Telephone Redemption Authorization Agreement (the "Agreement"), included with this Prospectus, you may redeem shares of the Fund by telephone, subject to the Restricted Account exception noted under "Telephone Transactions - Restricted Accounts. You may obtain additional information about telephone redemptions by writing to the Fund or Investor Services at the address shown on the cover or by calling 1-800/632-2301. The Fund and Investor Services will employ reasonable procedures to confirm that instructions given by telephone are genuine. You, however, bear the risk of loss in certain cases as described under "Telephone Transactions - Verification Procedures."

If your account has a completed Agreement on file, redemptions of uncertificated shares or shares which have previously been deposited with the Fund or Investor Services may be made for up to $50,000 per day per Fund account. Telephone redemption requests received before the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) on any business day will be processed that same day. The redemption check will be sent within seven days, made payable to all the registered owners on the account, and will be sent only to the address of record.

Redemption requests by telephone will not be accepted within 30 days following an address change by telephone. In that case, you should follow the other redemption procedures set forth in this Prospectus. Institutional accounts (certain corporations, bank trust departments, qualified retirement plans and government entities which qualify to purchase shares at net asset value pursuant to the terms of this Prospectus) that wish to execute redemptions in excess of $50,000 must complete an Institutional Telephone Privileges Agreement which is available from the Franklin Templeton Institutional Services Department by calling 1-800/321-8563.

Through Securities Dealers

The Fund will accept redemption orders from securities dealers who have entered into an agreement with Distributors. This is known as a repurchase. The only difference between a normal redemption and a repurchase is that if you redeem shares through a dealer, the redemption price will be the net asset value next calculated after your dealer receives the order which is promptly transmitted to the Fund, rather than on the day the Fund receives your written request in proper form. The documents described under "By Mail" above, as well as a signed letter of instruction are required regardless of whether you redeem shares directly or submit such shares to a securities dealer for repurchase. Your letter should reference the Fund, the account number, the fact that the repurchase was ordered by a dealer and the dealer's name. Details of the dealer-ordered trade, such as trade date, confirmation number, and the amount of shares or dollars, will help speed processing of the redemption. The seven-day period within which the proceeds of your redemption will be sent will begin when the Fund receives all documents required to complete ("settle") the repurchase in proper form. The redemption proceeds will not earn dividends or interest during the time between receipt of the dealer's repurchase order and the date the redemption is processed upon receipt of all documents necessary to settle the repurchase. Thus, it is in your best interest to have the required documentation completed and forwarded to the Fund as soon as possible. Your dealer may charge a fee for handling the order. See "How Do I Buy and Sell Shares?" in the SAI for more information on the redemption of shares.


Contingent Deferred Sales Charge

In order to recover commissions paid to securities dealers, all or a portion of investments of $1 million or more redeemed within the contingency period of 12 months of the calendar month of such investment will be assessed a contingent deferred sales charge, unless one of the exceptions described below applies. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the net asset value at the time of purchase of such shares, and is retained by Distributors. The contingent deferred sales charge is waived in certain instances.


In determining whether a contingent deferred sales charge applies, shares not subject to a contingent deferred sales charge are deemed to be redeemed first, in the following order: (i) a calculated number of shares representing amounts attributable to capital appreciation on shares held less than the contingency period; (ii) shares purchased with reinvested dividends and capital gain distributions; and (iii) other shares held longer than the contingency period. Shares subject to a contingent deferred sales charge will then be redeemed on a "first-in, first-out" basis. For tax purposes, a contingent deferred sales charge is treated as either a reduction in redemption proceeds or an adjustment to the cost basis of the shares redeemed.

The contingent deferred sales charge is waived, as applicable, for; exchanges; any account fees; distributions from an individual retirement plan account due to death or disability or upon periodic distributions based on life expectancy; tax-free returns of excess contributions from employee benefit plans; distributions from employee benefit plans, including those due to termination or plan transfer; redemptions initiated by the Fund due to an account falling below the minimum specified account size; redemptions following the death of the shareholder or beneficial owner; and redemptions through a Systematic Withdrawal Plan set up for shares prior to February 1, 1995 and, for Systematic Withdrawal Plans set up thereafter, redemptions of up to 1% monthly of an account's net asset value (3% quarterly, 6% semiannually or 12% annually). For example, if an account maintained an annual balance of $1,000,000, only $120,000 could be withdrawn through a once-yearly Systematic Withdrawal Plan free of charge. Any amount over that $120,000 would be assessed a 1% contingent deferred sales charge.


All investments made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Unless otherwise specified, requests for redemptions of a specified dollar amount will result in additional shares being redeemed to cover any applicable contingent deferred sales charge, while requests for redemption of a specific number of shares will result in the applicable contingent deferred sales charge being deducted from the total dollar amount redeemed.


Additional Information Regarding Redemptions

The Fund may delay the mailing of the redemption check, or a portion thereof, until the clearance of the check used to purchase Fund shares, which may take up to 15 days or more. Although the use of a certified or cashier's check will generally reduce this delay, shares purchased with these checks will also be held pending clearance.
Shares purchased by federal funds wire are available for immediate redemption.

The right of redemption may be suspended or the date of payment postponed if the Exchange is closed (other than customary closing) or upon the determination of the SEC that trading on the Exchange is restricted or an emergency exists, or if the SEC permits it, by order, for the protection of shareholders. Of course, the amount received may be more or less than the amount you invested, depending on fluctuations in the market value of securities owned by the Fund.


Retirement Plan Accounts

Retirement  plan  account   liquidations   require  the  completion  of  certain
additional forms to ensure compliance with IRS regulations. To liquidate a retirement plan account, you or your securities dealer may call Franklin's Retirement Plans Department to obtain the necessary forms.


Tax penalties will generally apply to any distribution from such plans to a participant under age 59 1/2, unless the distribution meets one of the exceptions set forth in the Code.

Other Information

Distribution or redemption checks sent to you do not earn interest or any other income during the time such checks remain uncashed and neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks.


"Cash" payments to or from the Fund may be made by check, draft or wire. The Fund has no facility to receive, or pay out, cash in the form of currency.

For  any  information  required  about a  proposed  liquidation,  you  may  call
Franklin's   Shareholder  Services  Department.   Securities  dealers  may  call
Franklin's Dealer Services Department.


Telephone Transactions

By calling Investor Services at 1-800/632-2301, you or your investment representative of record, if any, may be able to execute various telephone transactions, including to: (i) effect a change in address, (ii) change a dividend option (see "Restricted Accounts" below), (iii) transfer Fund shares in one account to another identically registered account in the Fund, (iv) request the issuance of certificates (to be sent to the address of record only) and (v) exchange Fund shares as described in this Prospectus by telephone. In addition, if you complete and file an Agreement as described under "How Do I Sell Shares?
- By Telephone" you will be able to redeem shares of the Fund.


Verification Procedures

The Fund and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These will include: recording all telephone calls requesting account activity by telephone, requiring that the caller provide certain personal and/or account information requested by the telephone service agent at the time of the call for the purpose of establishing the caller's identification, and by sending a confirmation statement on redemptions to the address of record each time account activity is initiated by telephone. So long as the Fund and Investor Services follow instructions communicated by telephone which were reasonably believed to be genuine at the time of their receipt, neither they nor their affiliates will be liable for any loss to you caused by an unauthorized transaction. The Fund and Investor Services may be liable for any losses due to unauthorized or fraudulent instructions in the event such reasonable procedures are not followed. You are, of course, under no obligation to apply for or accept telephone transaction privileges. In any instance where the Fund or Investor Services is not reasonably satisfied that instructions received by telephone are genuine, the requested transaction will not be executed, and neither the Fund nor Investor Services will be liable for any losses which may occur because of a delay in implementing a transaction.


Restricted Accounts

Telephone redemptions and dividend option changes may not be accepted on Franklin Templeton retirement accounts. To assure compliance with all applicable regulations, special forms are required for any redemption, distribution or dividend payment changes. While the telephone exchange privilege is extended to Franklin Templeton IRA and 403(b) retirement accounts, certain restrictions may apply to other types of retirement plans.


To obtain further information regarding distribution or transfer procedures, including any required forms, retirement account shareholders may call to speak to a Retirement Plan Specialist at 1-800/527-2020.

General

During periods of drastic economic or market changes, it is possible that the telephone transaction privilege will be difficult to execute because of heavy telephone volume. In such situations, you may wish to contact your investment representative for assistance, or to send written instructions to the Fund as detailed elsewhere in this Prospectus.

Neither the Fund nor Investor Services will be liable for any losses resulting from your inability to execute a telephone transaction.

How Are Fund Shares Valued?


The net asset value per share of the Fund is determined as of the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. Many newspapers carry daily quotations of the prior trading day's closing "bid" (net asset value) and "ask" (offering price, which includes the maximum front-end sales charge of the Fund).


The net asset value per share of the Fund is determined by deducting the aggregate gross value of all liabilities from the aggregate gross value of all assets, and then dividing the difference by the number of shares of the Fund outstanding at the time. Assets in the Fund's and the Portfolio's portfolio are valued as described under "How Are Fund Shares Valued?" in the SAI.

How Do I Get More Information About My Investment?

Any questions or communications regarding your account should be directed to Investor Services at the address shown on the back cover of this Prospectus.

From a touch-tone phone, you may access an automated system (day or night) which offers the following features.

By calling the Franklin TeleFACTS system at 1-800/247-1753, you may obtain account information, current price, and, if available, yield or other performance information specific to the Fund or any Franklin Templeton Fund. In addition, you may process an exchange, within the same class, into an identically registered Franklin account and request duplicate confirmation or year-end statements and deposit slips.

The Fund code, which will be needed to access system information is 151. The system's automated operator will prompt you with easy to follow step-by-step instructions from the main menu. Other features may be added in the future.

To assist you and securities dealers wishing to speak directly with a representative, the following list of Franklin departments, telephone numbers and hours of operation is provided. The same numbers may be used when calling from a rotary phone.

                                                  Hours of Operation
                                                  (Monday through
Department Name             Telephone No.          Friday)
Shareholder Services        1-800/632-2301        5:30 a.m. to 5:00 p.m.
Dealer Services             1-800/524-4040        5:30 a.m. to 5:00 p.m.
Fund Information            1-800/DIAL BEN        5:30 a.m. to 5:00 p.m.
                                                  8:30 a.m. to 5:00 p.m.
                                                      (Saturday)
Retirement Plans            1-800/527-0637        5:30 a.m. to 5:00 p.m.
TDD (hearing impaired)      1-800/851-0637        5:30 a.m. to 5:00 p.m.

In order to ensure  that the  highest  quality  of  service  is being  provided, telephone calls placed to or by representatives in Franklin's service departments may be accessed, recorded and monitored. These calls can be determined by the presence of a regular beeping tone.

How Does the Fund Measure Performance?

Advertisements, sales literature and communications to you may contain several measures of the Fund's performance, including current yield, various expressions of total return and current distribution rate. They may also occasionally cite statistics to reflect the Fund's volatility or risk.

Average annual total return figures as prescribed by the SEC represent the average annual percentage change in value of $1,000 invested at the maximum public offering price (offering price includes sales charge) for one-, five- and ten-year periods, or portion thereof, to the extent applicable, through the end of the most recent calendar quarter, assuming reinvestment of all distributions. The Fund may also furnish total return quotations for other periods or based on investments at various sales charge levels or at net asset value. For such purposes, total return equals the total of all income and capital gain paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price.

Current yield reflects the income per share earned by the Fund's portfolio investments. It is calculated by dividing the Fund's net investment income per share during a recent 30-day period by the maximum public offering price on the last day of that period and annualizing the result.

Current yield for the Fund, which is calculated according to a formula prescribed by the SEC (see "General Information" in the SAI), is not indicative of the dividends or distributions which were or will be paid to shareholders of the Fund. Dividends or distributions paid to shareholders are reflected in the current distribution rate, which may be quoted to you. The current distribution rate is computed by dividing the total amount of dividends per share paid by the Fund during the past 12 months by a current maximum offering price. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid during the period such policies were in effect, rather than using the dividends during the past 12 months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as short-term capital gain, and is calculated over a different period of time.

In each case, performance figures are based upon past performance, reflect all recurring charges against Fund income and will assume the payment of the maximum sales charge on the purchase of shares. When there has been a change in the sales charge structure, the historical performance figures will be restated to reflect the new rate. The investment results of the Fund, like all other investment companies, will fluctuate over time; thus, performance figures should not be considered to represent what an investment may earn in the future or what the Fund's total return, current yield, or distribution rate may be in any future period.


General Information

Reports to Shareholders

The Trust's fiscal year ends October 31. Annual Reports containing audited financial statements of the Trust, including the auditors' report, and Semi-Annual Reports containing unaudited financial statements are automatically sent to shareholders. To reduce the volume of mail sent to one household as well as to reduce Fund expenses, Investor Services will attempt to identify related shareholders within a household, and send only one copy of the report. Additional copies may be obtained by investors or shareholders, without charge, upon request to the Trust at the telephone number or address set forth on the cover page of this Prospectus.

Additional information on Fund performance is included in the Trust's Annual Report to Shareholders and under "General Information" in the SAI.


Organization and Voting Rights

The Trust was organized as a Massachusetts business trust on December 16, 1986. The Trust is authorized to issue an unlimited number of shares of beneficial interest, with a par value of $.01 per share in various series. All shares have one vote and, when issued, are fully paid, non-assessable, and redeemable. Currently, the Trust issues shares in six separate and distinct series.

The Portfolio is a series of Adjustable Rate Securities Portfolios, a Delaware business trust, organized on February 15, 1991. Adjustable Rate Securities Portfolios is authorized to issue an unlimited number of shares of beneficial interest, with a par value of $.01 per share. All shares have one vote, and, when issued, are fully paid, non-assessable, and redeemable. Currently, Adjustable Rate Securities Portfolios issues shares in only two series; however, additional series may be added in the future by the Board of Trustees, the assets and liabilities of which will be separate and distinct from any other series.

Shares of each series of the Trust have equal voting, dividend and liquidation rights. Shares of each series of the Trust vote separately as to issues affecting that series or the Trust, unless otherwise permitted by the 1940 Act. The shares have noncumulative voting rights, which means that holders of more than 50% of the shares voting for the election of trustees can elect 100% of the trustees if they choose to do so.

The Trust does not intend to hold annual shareholders meetings. The Trust may, however, hold a special shareholders meeting for such purposes as changing fundamental investment restrictions, approving a new management agreement or any other matters which are required to be acted on by shareholders under the 1940 Act. Whenever the Fund is requested to vote on a fundamental policy pertaining to the Portfolio, it will hold a special meeting of Fund shareholders and will cast its vote in the same proportion as the shareholders' votes received. A meeting may also be called by a majority of the Board of Trustees or by shareholders holding at least 10% of the shares entitled to vote at the meeting. Shareholders will receive assistance in communicating with other shareholders in connection with the election or removal of trustees, such as that provided in
Section 16(c) of the 1940 Act. The Board of Trustees may from time to time establish other series of the Trust, the assets and liabilities of which will be separate and distinct from any other series.


Shares have no preemptive or subscription rights and are fully transferable. There are no conversion rights; however, holders of shares of any fund may reinvest all or any portion of the proceeds from the redemption or repurchase of such shares into shares of another fund as described in "Exchange Privilege."

Redemptions by the Fund

The Fund reserves the right to redeem your shares, at net asset value, if your account has a value of less than $50, but only where the value of your account has been reduced by your prior voluntary redemption of shares and has been inactive (except for the reinvestment of distributions) for a period of at least six months, provided you are given advance notice. For more information, see "How Do I Buy and Sell Shares?" in the SAI.

Registering Your Account

An account registration should reflect your intentions as to ownership. Where there are two co-owners on the account, the account will be registered as "Owner 1" and "Owner 2"; the "or" designation is not used except for money market fund accounts. If co-owners wish to have the ability to redeem or convert on the signature of only one owner, a limited power of attorney may be used.

Accounts should not be registered in the name of a minor, either as sole or co-owner of the account. Transfer or redemption for such an account may require court action to obtain release of the funds until the minor reaches the legal age of majority. The account should be registered in the name of one "Adult" as custodian for the benefit of the "Minor" under the Uniform Transfer or Gifts to Minors Act.



A trust designation such as "trustee" or "in trust for" should only be used if the account is being established pursuant to a legal, valid trust document. Use of such a designation in the absence of a legal trust document may cause difficulties and require court action for transfer or redemption of the funds.

Shares, whether in certificate form or not, registered as joint tenants or "Jt Ten" shall mean "as joint tenants with rights of survivorship" and not "as tenants in common."


Except as indicated, you may transfer an account in the Fund carried in "street" or "nominee" name by your securities dealer to a comparably registered Fund account maintained by another securities dealer. Both the delivering and receiving securities dealers must have executed dealer agreements on file with Distributors. Unless a dealer agreement has been executed and is on file with Distributors, the Fund will not process the transfer and will so inform your delivering securities dealer. To effect the transfer, you should instruct the securities dealer to transfer the account to a receiving securities dealer and sign any documents required by the securities dealers to evidence consent to the transfer. Under current procedures the account transfer may be processed by the delivering securities dealer and the Fund after the Fund receives authorization in proper form from your delivering securities dealer. Account transfers may be effected electronically through the services of the NSCC.

The Fund may conclusively accept instructions from you or your nominee listed in publicly available nominee lists, regardless of whether the account was initially registered in the name of or by you, your nominee, or both. If a securities dealer or other representative is of record on your account, the you will be deemed to have authorized the use of electronic instructions on the account, including, without limitation, those initiated through the services of the NSCC, to have adopted as instruction and signature any such electronic instructions received by the Fund and Investor Services, and to have authorized them to execute the instructions without further inquiry. At the present time, such services which are available include the NSCC's "Networking," "Fund/SERV," and "ACATS" systems.


Any questions regarding an intended registration should be answered by the securities dealer handling the investment, or by calling Franklin's Fund Information Department.

Important Notice Regarding
Taxpayer IRS Certifications

Pursuant to the Code and U.S. Treasury regulations, the Fund may be required to report to the IRS any taxable dividend, capital gain distribution, or other reportable payment (including share redemption proceeds) and withhold 31% of any such payments made to individuals and other non-exempt shareholders who have not provided a correct taxpayer identification number ("TIN") and made certain required certifications that appear in the Shareholder Application. You shareholder may also be subject to backup withholding if the IRS or a securities dealer notifies the Fund that the number furnished by you is incorrect or that you are subject to backup withholding for previous under-reporting of interest or dividend income.

The Fund reserves the right to (1) refuse to open an account for any person failing to provide a TIN along with the required certifications and (2) close an account by redeeming its shares in full at the then-current net asset value upon receipt of notice from the IRS that the TIN certified as correct by you is in fact incorrect or upon the failure of a shareholder who has completed an "awaiting TIN" certification to provide the Fund with a certified TIN within 60 days after opening the account.

Useful Terms and Definitions in this Prospectus

Designated Retirement Plans - certain retirement plans, including profit-sharing, pension, 401(k) and simplified employee pension plans, that: (i) are sponsored by an employer with at least 200 employees; (ii) have aggregate plan assets of at least $1 million; or (iii) agree to invest at least $1 million in any of the Franklin Templeton Funds over a 13-month period. Distributors determines the qualifications for Designated Retirement Plans.

Distributors - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter.

Franklin Funds - the mutual funds in the Franklin Group of Funds(R) except Franklin Valuemark Funds and the Franklin Government Securities Trust.

Franklin Templeton Funds - the Franklin Funds and the Templeton Funds.

Franklin Templeton Group - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries.

Letter - Letter of Intent.

Net asset value (NAV) - the value of a mutual fund share determined by deducting the fund's liabilities from the total assets of the portfolio and dividing this by the number of shares outstanding. When you buy, sell or exchange shares, we will use the NAV next calculated after we receive your request in proper form.

Non-Designated Retirement Plans - employee benefit plans not included as "Designated Retirement Plans" and not qualified under Section 401 of the Code.

Proper Form (Purchases) - generally, the Fund must receive a completed Shareholder Application accompanied by a negotiable check.

Securities Dealer - financial institutions which, either directly or through affiliates, have an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

Templeton Funds - the U.S. registered mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund.

Trust Company - Franklin Templeton Trust Company.


FRANKLIN
EQUITY
INCOME FUND

FRANKLIN INVESTORS SECURITIES TRUST



PROSPECTUS MARCH 1, 1996



777 MARINERS ISLAND BLVD., P.O. BOX 7777
SAN MATEO, CA 94403-7777  1-800/DIAL BEN

Franklin Investors Securities Trust (the "Trust") is an open-end management investment company consisting of both diversified and non-diversified series. Each series of the Trust in effect represents a separate fund with its own investment objective and policies with varying possibilities for income or capital appreciation, and subject to varying market risks. Through the different series, the Trust attempts to satisfy different investment objectives.

This Prospectus pertains only to the Franklin Equity Income Fund (the "Fund"), formerly known as the Franklin Special Equity Income Fund, a separate diversified series of the Trust. The Fund has as its objective to maximize total return through emphasis on high current income and capital appreciation, consistent with reasonable risk. The Fund seeks to achieve this objective primarily through investing in common and preferred stocks with above average dividend yields. Of course, there can be no assurance that the Fund's objective will be achieved.



The Fund offers two classes of shares: Franklin Equity Income Fund - Class I ("Class I") and Franklin Equity Income Fund - Class II ("Class II"). You can choose between Class I shares, which generally bear a higher front-end sales charge and lower ongoing Rule 12b-1 distribution fees ("Rule 12b-1 fees"), and Class II shares, which generally have a lower front-end sales charge and higher ongoing Rule 12b-1 fees. You should consider the differences between the two classes, including the impact of sales charges and Rule 12b-1 fees, in choosing the more suitable class given your anticipated investment amount and time horizon. See "How Do I Buy Shares? - Differences Between Class I and Class II."

This Prospectus is intended to set forth in a clear and concise manner information about the Fund that you should know before investing. After reading the Prospectus, you should retain it for future reference; it contains information about the purchase and sale of shares and other items which you will find useful to have.

A Statement of Additional Information (the "SAI") concerning the Fund and two other series of the Trust, dated March 1, 1996 as may be amended from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to you. It has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. A copy is available without charge from the Fund or the Fund's principal underwriter, Franklin/Templeton Distributors, Inc. ("Distributors"), at the address or telephone number shown above.



SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM THE UNDERWRITER.

CONTENTS                                                      PAGE



Expense Table

Financial Highlights - How Has the Fund Performed?

What Is the Franklin Convertible Securities Fund?

How Does the Fund Invest Its Assets?

What Are the Fund's Potential Risks?

Who Manages the Fund?

What Distributions Might I Receive from the Fund?

How Taxation Affects You and the Fund

How Do I Buy Shares?

What Programs and Privileges Are Available to Me as a Shareholder?

What If My Investment Outlook Changes? - Exchange Privilege

How Do I Sell Shares?

Telephone Transactions

How Are Fund Shares Valued?

How Do I Get More Information About My Investment?

How Does the Fund Measure Performance?

General Information

Registering Your Account

Important Notice Regarding
  Taxpayer IRS Certifications

EXPENSE TABLE

The purpose of this table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly in connection with an investment in the Fund. These figures are based on the aggregate operating expenses of Class I shares for the fiscal year ended October 31, 1995.



                                                                            CLASS I                 CLASS II
SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge Imposed on Purchases
   (as a percentage of offering price)                                      4.50%                   1.00%+
Deferred Sales Charge                                                       NONE++                  1.00%+++
Exchange Fee (per transaction)                                              $5.00*                   $5.00*

ANNUAL FUND OPERATING EXPENSES
   (as a percentage of average net assets)
Management Fees                                                              0.62%                  0.62%
Rule 12b-1 Fees                                                             0.23%**                 1.00%**
Other Expenses***:
Shareholder Servicing Costs                                                  0.07%                  0.07%
Reports to Shareholders                                                     0.04%                   0.04%
Other                                                                       0.06%                   0.06%
                                                                            -----                   -----
Total Other Expenses                                                        0.17%                   0.17%***
                                                                            -----                   --------

Total Fund Operating Expenses                                               1.02%                   1.79%
                                                                            =====                   =====

+Although Class II has a lower front-end sales charge than Class I, over time the higher Rule 12b-1 fee for Class II may cause shareholders to pay more for Class II shares than for Class I shares. Given the maximum front-end sales charge and the rate of Rule 12b-1 fees of each class, it is estimated that this will take less than six years for shareholders who maintain total shares valued at less than $100,000 in the Franklin Templeton Funds. Shareholders with larger investments in the Franklin Templeton Funds will reach the crossover point more quickly. (See "How to Buy Shares of the Fund - Purchase Price of Fund Shares" for the definition of Franklin Templeton Funds and similar references.)

++Class I investments of $1 million or more are not subject to a front-end sales charge; however, a contingent deferred sales charge of 1% is generally imposed on certain redemptions within a "contingency period" of 12 months of the calendar month of such investments. See "How to Sell Shares of the Fund -
Contingent Deferred Sales Charge."

+++Class II shares redeemed within a "contingency period" of 18 months of the calendar month of such investments are subject to a 1% contingent deferred sales charge. See "How to Sell Shares of the Fund - Contingent Deferred
Sales Charge."

*$5.00 fee imposed only on Timing Accounts as described under "Exchange
Privilege" in the Prospectus. All other exchanges are processed without a fee.



**The maximum amount of Rule 12b-1 fees allowed pursuant to the Class I distribution plan is 0.25% and pursuant to the Class II distribution plan is 1%. See "Who Manages the Fund? - Plans of Distribution." Consistent with National
Association of Securities Dealers, Inc.'s rules, it is possible that the combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charges permitted under those same rules.

***"Other Expenses" for Class II shares are estimates based on the actual expenses incurred by Class I shares for the fiscal year ended October 31, 1995.

You should be aware that the above table is not intended to reflect in precise detail the fees and expenses associated with an investment in the Fund. Rather, the table has been provided only to assist you in gaining a more complete understanding of fees, charges and expenses. For a more detailed discussion of these matters, you should refer to the appropriate sections of this Prospectus.



EXAMPLE

As required by SEC regulations, the following example illustrates the expenses, including the front-end sales charge, that apply to a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemptions at the end of each time period.

                    ONE YEAR          THREE YEARS            FIVE YEARS           TEN YEARS
                    --------          -----------            ----------           ---------
Class I             $55               $76                    $99                  $164
Class II            $38               $66                    $106                 $218

*Assumes that a contingent deferred sales charge will not apply to Class I shares.

A shareholder of Class II would pay the following expenses on the same investment, assuming no redemption:

ONE YEAR               THREE YEARS           FIVE YEARS             TEN YEARS
$28                      $66                   $106                   $218



THIS EXAMPLE IS BASED ON THE AGGREGATE ANNUAL OPERATING EXPENSES SHOWN ABOVE AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. The operating expenses are borne by the Fund and only indirectly by you as a result of your investment in the Fund. In addition, federal securities regulations require the example to assume an annual return of 5%, but the Fund's actual return may be more or less than 5%.

FINANCIAL HIGHLIGHTS - HOW HAS THE FUND PERFORMED?

Set forth below is a table containing the financial highlights for a share of Class I of the Fund from the effective date of the registration statement through each of the fiscal years ended January 31, 1993, the nine months ended October 31, 1993 and each of the two fiscal year ended October 31, 1995; and for a share of Class II of the Fund from its inception (October 1, 1995) through fiscal year ended October 31, 1995. The information for each of the periods ended in 1991 to October 31, 1995 has been audited by Coopers & Lybrand L.L.P., independent auditors, whose audit report appears in the financial statements in the Fund's Annual Report to Shareholders dated October 31, 1995. The remaining figures, which are also audited, are not covered by the auditors' current report. See "Reports to Shareholders" under "General Information" in this Prospectus."




                     Per Share Operating Performance+                                Ratios/Supplemental Data
       ------------------------------------------------------------                  -------------------------
                                                 Distri-    Distri-                                               Ratio of Net
      Net Asset         Net Realized             butions    butions         Net Asset       Net Assets Ratio of   Investment
      Values at  Net   & Unrealized   Total From From Net   From    Total   Values          at End    Expenses    Income   Portfolio
PeriodBeginningInvestmentGains(Losses)Investment Investment Capital Distri- at End  Total   of Year   to Average  to AverageTurnover
Ended of Year  Income  on Securities  Operations Income     Gains   butions of Year Return++(in 000's)Net Assets**Net Assets  Rate

19891  $10.00   $.56   $ .887       $1.447     $(.370)    $(.077) $ (.447)  $11.00   14.61% $ 2,527      --%       5.78%*   11.34%
1990    11.00    .75     .527        1.277      (.655)     (.092)   (.747)   11.53   11.43    7,221      --        6.23     33.11
1991    11.53    .72    (.803)       (.083)     (.736)     (.071)   (.807)   10.64   (.92)   10,808      .18       6.60     26.99
1992    10.64    .42    1.967        2.387      (.660)     (.057)   (.717)   12.31   22.76   16,144      .25       5.77     40.59
1993    12.31    .66    1.307        1.967      (.682)     (.135)   (.817)   13.46   16.23   26,092      .25       5.18     31.05
19932   13.46    .60    1.435        2.035      (.495)     (.090)   (.585)   14.91   15.27   42,177      .25*      5.86*    19.33
19943   14.91    .62    (.358)        .262      (.725)     (.307)  (1.032)   14.14    1.83   92,763      .77       4.53     39.51
1995    14.14   0.63    1.272        1.902      (.609)     (.243)   (.852)   15.19   14.10  168,897     1.00       4.44     27.86

Class II+++

1995/4 15.38     .05    (.193)       (.143)     (.047)         -    (.047)   15.19    (.93)     386     1.99*      3.57*    27.86

1For the period March 15, 1988 (effective date of registration) to January 31,
1989.

2For the nine months ended October 31, resulting from a change in fiscal year from January 31.

3For the year ended October 31, 1994.




4For the period October 1, 1995 to October 31, 1995.
*Annualized.

+Selected data for a share of capital stock outstanding throughout the period.

++Total return measures the change in value of an investment over the periods indicated. It does not include the maximum front-end sales charge or the deferred contingent sales charge, and assumes reinvestment of dividends and capital gains, if any, at net asset value. Prior to May 1, 1994, dividends were reinvested at the maximum offering price.

+++Ratios have been calculated using daily average net assets during the period.




**During the periods indicated, Franklin Advisers, Inc., the investment manager, agreed in advance to waive a portion of its management fees and made payments of other expenses incurred by the Fund. Had such action not been taken, the ratios of operating expenses to average net assets would have been as follows:

                          Class I
                          19891                                           .73%*
                          1990                                            .83
                          1991                                            .83
                          1992                                            .84
                          1993                                            .81
                          19932                                           .87*
                          19943                                           .95
                          1995                                           1.02




WHAT IS THE FRANKLIN CONVERTIBLE SECURITIES FUND?

The Fund is a diversified series of the Trust, which was organized as a Massachusetts business trust on December 16, 1986, is an open-end management investment company, or mutual fund, and is registered with the SEC under the Investment Company Act of 1940 (the "1940 Act"). The Fund has two classes of shares of beneficial interest ("multiclass" structure) with a par value of $0.01: Franklin Equity Income Fund - Class I and Franklin Equity Income Fund - Class II. All Fund shares outstanding before October 1, 1995 have been redesignated as Class I shares and will retain their previous rights and privileges, except for legally required modifications to shareholder voting procedures, as discussed in "General Information - Organization and Voting Rights."

You may purchase shares of the Fund (minimum investment of $100 initially and $25 thereafter) at the current public offering price. The current public offering price of the Class I shares is equal to the net asset value (see "How Are Fund Shares Valued?" in this Prospectus and the SAI), plus a variable sales charge not exceeding 4.50% of the offering price depending upon the amount invested. The current public offering price of the Class II shares is equal to the net asset value, plus a sales charge of 1% of the amount invested. Please see "How Do I Buy Shares?"

HOW DOES THE FUND INVEST ITS ASSETS?



The investment objective of the Fund is to maximize its total return through emphasis on high current income and long-term capital appreciation, consistent with reasonable risk. The objective is a fundamental policy of the Fund and may not be changed without shareholder approval.



The Fund pursues its investment objective by investing at least 65% of its total assets (except when maintaining a temporary defensive position) in a broadly diversified portfolio of common and preferred stocks, including convertibles, offering current dividend yields above the average of the market defined by the Standard & Poor's 500 Index. The balance of the Fund's net assets may be invested in other securities which, in the aggregate, are considered to be consistent with the Fund's investment objective. Such other investments may include fixed-income securities convertible into common and preferred stocks, covered call options, put options, United States ("U.S.") government securities, securities of foreign issuers, corporate bonds, high grade commercial paper, bankers' acceptances and other short-term instruments. There is, of course, no assurance that the Fund's objective will be achieved.



When maintaining a temporary defensive position, the Fund may invest any portion of its assets in U.S. government securities, high grade commercial paper, bankers' acceptances, and variable interest rate corporate or bank notes.

CURRENT INVESTMENT STRATEGY

The Fund seeks to attain its fundamental investment objective by investing primarily in common and preferred stocks of major companies with high current dividend yields relative to the market.

This emphasis on a stock's current dividend yield is based upon the investment philosophy that dividend income is generally a significant contributor to the returns available from investing in stocks over the long term and that dividend income is often more consistent than capital appreciation as a source of investment return. Moreover, the price volatility of stocks with relatively higher dividend yields tends to be less than stocks that pay out little dividend income, affording the Fund the potential for greater principal stability.



The Fund evaluates the common stock dividend yields of many financially strong companies as compared to the average dividend yield of the general stock market defined by the Standard & Poor's 500 Index. This results in a unique relative yield range for each company which in turn provides a discipline for determining whether a stock is attractive for purchase or sale.



Because high relative yield as defined above is frequently accompanied by a lower stock price, the Fund seeks to buy a stock when its relative yield is high. Conversely, it seeks to sell a stock when its yield is low relative to its history, which may be caused by an increase in the price of the stock. The Fund may then reinvest the proceeds into other high relative yielding issues. This approach may allow the Fund to take advantage of capital appreciation opportunities presented by quality stocks that are temporarily out of favor with the market and which are subsequently "rediscovered."

In addition to offering above average yields, securities selected for investment by this strategy may provide some of the following characteristics consistent with the Fund's fundamental objective: above average dividend growth prospects; low price to normalized earnings (projected earnings under normal operating conditions), to cash flow, to book value and/or to realizable liquidation value.

The Fund's investment objective of maximizing total return is a fundamental policy which may not be changed without prior shareholder approval. The above described investment strategy is the current approach used by the Fund to attempt to achieve its objective; it is not a fundamental policy of the Fund and is subject to change at the discretion of the Trust's trustees and without prior shareholder approval.



WHAT OTHER POLICIES DOES THE FUND HAVE?

Convertible Securities. The Fund may invest in convertible securities. A convertible security is generally a debt obligation or a preferred stock which may be converted within a specified period of time into a certain quantity of the common stock of the same or different issuer. A convertible security may also be subject to redemption by the issuer but only after a particular date and under circumstances established at the time the security is issued. Convertible securities provide a fixed-income stream and the opportunity, through their conversion feature, to participate in the capital appreciation resulting from a market price advance in the convertible security's underlying common stock. Holders of a convertible security will have recourse only to the issuer of the security which will be either an operating company or an investment bank.

As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. The price of a convertible security is also influenced by the market value of the security's underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. When issued by a company other than an investment bank a convertible security tends to be senior to common stock, but at the same time is often subordinate to other types of fixed income securities issued by its respective company. Operating company issued convertible securities are typically convertible into common stock through the company issuing new common stock to the holder of the security. However in the instance that the security is called by the issuer and the parity price of the convertible security is less than the call price, the operating company will often pay cash out instead of common stock. If the security is issued by an investment bank, the security is an obligation of and is also convertible through such investment bank. Because a convertible security has features of both common stock and a straight fixed income security, a convertible security's value can be influenced, as mentioned, by both interest rate and market movements. Consequently, convertible securities often are not influenced by a change in interest rates as much as a similar straight fixed income security or a change in share price as drastically as the respective common stock. This is because rather than a convertible security's value largely being determined by just interest rates or share price, it is often determined by a combination of the two.

The convertible debt obligations in which the Fund may invest are subject to the same rating criteria as that Fund's investments in debt obligations. However unlike convertible debt obligations, convertible preferred stocks are equity securities and intrinsically different than all debt obligations including convertible debt obligations. Like common stocks, preferred stocks are subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. Like common stocks, preferred stocks generally have no maturity date, so that their market value is dependent on the issuer's business prospects for an indefinite period of time. Finally, preferred stock dividends are dividends, rather than interest payments, and are treated as such for corporate tax purposes. For these reasons, convertible preferred stocks are treated as preferred stocks for the Fund's financial reporting, credit rating, and investment limitation purposes.

The Fund may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock ("PERCS"), which provide an investor, such as the Fund, with the opportunity to earn higher dividend income than is available on a company's common stock. A PERCS is a preferred stock which generally features a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer (PERCS are generally not convertible into cash at maturity).Under a typical arrangement, if after three years the issuer's common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock. If, however, the issuer's common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. However if called early the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

The Fund may also invest in other classes of enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities), and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are issued by the company, the common stock of which will be received in the event the convertible preferred stock is converted; unlike PERCS they do not have a capital appreciation limit; they seek to provide the investor with high current income with some prospect of future capital appreciation; they are typically issued with three or four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity; and, upon maturity, they will necessarily convert into either cash or a specified number of shares of common stock.

Similarly, there may be enhanced convertible debt obligations issued by the operating company whose common stock is to be acquired in the event the security is converted or by a different issuer, such as an investment bank. These securities may be identified by names such as ELKS (Equity Linked Securities) or similar names. Typically they share most of the salient characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer's corporate structure according to the terms of the debt indenture. There may be additional types of convertible securities not specifically referred to herein which may be similar to those described above in which a Fund may invest, consistent with its objectives and policies.



An investment in an enhanced convertible security or any other security may involve additional risks to the Fund. The Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular securities, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the credit worthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. The Fund, however, intends to acquire liquid securities, though there can be no assurances that this will be achieved.

FIXED-INCOME DEBT SECURITIES. The Fund may invest in fixed-income debt securities up to a maximum of 35% of the Fund's total assets consistent with the Fund's investment objective. In seeking securities which meet the Fund's investment objective and current investment strategy, the Fund will acquire only debt securities which are rated B or better by Standard & Poor's Corporation ("S&P") or Ba or better by Moody's Investors Service ("Moody's") or debt securities which are unrated but which are judged to be of comparable quality. Instruments rated B by S&P or Ba by Moody's generally lack characteristics of desirable investments and are judged to have predominantly speculative elements. The Fund does not intend to invest more than 5% of its assets in fixed-income debt securities rated below Baa by Moody's or BBB by S&P. Further details on these ratings are included in the Appendix to the SAI. Rather than relying principally on the ratings assigned by rating services, however, the investment analysis of debt securities being considered for the Fund's portfolio may also include, among other things, consideration of relative values based on such factors as anticipated cash flow, interest coverage, asset coverage, earnings prospects, the experience and managerial strength of the issuer, responsiveness to changes in interest rates and business conditions, debt maturity schedules and borrowing requirements and the issuer's changing financial condition and public recognition thereof.

The Fund may also invest in securities which are obligations of the U.S. government or its agencies or instrumentalities. Such U.S. government securities include, but are not limited to, U.S. Treasury bonds, notes and bills, Treasury certificates of indebtedness and securities issued by instrumentalities of the U.S. government.

To the extent that the Fund's portfolio may at any particular time consist of debt securities, changes in the level of interest rates, among other things, are likely to affect the value of the Fund's holdings and thus the value of a shareholder's investment.

OPTIONS ON EQUITY SECURITIES. When emphasizing high current income to achieve its investment objective of maximizing total return, the Fund may write covered call options on securities it actually owns, which are listed for trading on a national securities exchange, and it may also purchase listed call options.

Call options are short-term contracts (generally having a duration of nine months or less) which give the purchaser of the option the right to buy and obligates the writer to sell the underlying security at the exercise price at any time during the option period, regardless of the market price of the underlying security. The purchaser of an option pays a cash premium, which typically reflects, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand factors and interest rates.

The Fund may also purchase put options on common stock that it owns or may acquire through the conversion or exchange of other securities to protect against a decline in the market value of the underlying security or to protect the unrealized gain in an appreciated security in its portfolio without actually selling the security. A put option gives the holder the right to sell the underlying security at the option exercise price at any time during the option period. The Fund may pay for a put either separately or by paying a higher price for securities which are purchased subject to a put, thus increasing the cost of the securities and reducing the yield otherwise available from the same securities. For more information on options, please see "The Investment Objective and Policies of Each Fund - Options" in the SAI.

To the extent that the Fund does invest in options, it may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. Such investments may also be subject to special tax rules that may affect the amount, character and timing of income earned by the Fund and distributed to shareholders. For more information, see the tax section of the SAI.

REPURCHASE AGREEMENTS. The Fund may engage in repurchase transactions, in which the Fund purchases a U.S. government security subject to resale to a bank or dealer at an agreed-upon price and date. The transaction requires the collateralization of the seller's obligation by the transfer of securities with an initial market value, including accrued interest, equal to at least 102% of the dollar amount invested by the Fund in each agreement, with the value of the underlying security marked to market daily to maintain coverage of at least 100%. A default by the seller might cause the Fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Fund might also incur disposition costs in liquidating the collateral. The Fund, however, intends to enter into repurchase agreements only with financial institutions such as broker-dealers and banks which are deemed creditworthy by the Fund's investment manager. A repurchase agreement is deemed to be a loan by the Fund under the 1940 Act. The U.S. government security subject to resale (the collateral) will be held on behalf of the Fund by a custodian approved by the Trust's trustees and will be held pursuant to a written agreement.

BORROWING. The Fund may not borrow money or mortgage or pledge any of its assets except that it may borrow from banks for temporary or emergency purposes up to 5% of its total assets and pledge up to 5% of its total assets in connection therewith.

LOANS OF PORTFOLIO SECURITIES. Consistent with procedures approved by the Board of Trustees and subject to the following conditions, the Fund may lend its portfolio securities to qualified securities dealers or other institutional investors, provided that such loans do not exceed 10% of the value of the Fund's total assets at the time of the most recent loan. The borrower must deposit with the Fund's custodian collateral with an initial market value of at least 102% of the initial market value of the securities loaned, including any accrued interest, with the value of the collateral and loaned securities marked-to-market daily to maintain collateral coverage of at least 102%. Such collateral shall consist of cash. The lending of securities is a common practice in the securities industry. The Fund engages in security loan arrangements with the primary objective of increasing the Fund's income either through investing the cash collateral in short-term interest bearing obligations or by receiving a loan premium from the borrower. Under the securities loan agreement, the Fund continues to be entitled to all dividends or interest on any loaned securities. As with any extension of credit, there are risks of delay in recovery and loss of rights in the collateral should the borrower of the security fail financially.

FOREIGN SECURITIES. The Fund will ordinarily purchase foreign securities which are traded in the U.S. or purchase American Depositary Receipts ("ADRs") which are certificates issued by U.S. banks representing the right to receive securities of a foreign issuer deposited with that bank or a correspondent bank. The Fund, however, may purchase the securities of foreign issuers directly in foreign markets.

Investments in foreign securities where delivery takes place outside the U.S. will involve risks that are different from investments in U.S. securities. These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls, higher transactional costs due to a lack of negotiated commissions, or other governmental restrictions which might affect the amount and types of foreign investments made or the payment of principal or interest on securities the Fund holds. In addition, there may be less information available about these securities and it may be more difficult to obtain or enforce a court judgment in the event of a lawsuit. Fluctuations in currency convertibility or exchange rates could result in investment losses for the Fund.

Investment in foreign securities may also subject the Fund to losses due to nationalization, expropriation or differing accounting practices and treatments. Investments may be in securities of foreign issuers, whether located in developed or undeveloped countries, but investments will not be made in any securities issued without stock certificates or comparable stock documents.
Securities which are acquired by the Fund outside the U.S. and which are publicly traded in the U.S. or on a foreign securities exchange or in a foreign securities market are not considered by the Fund to be illiquid assets so long as the Fund acquires and holds the securities with the intention of reselling them in the foreign trading market, the Fund reasonably believes it can readily dispose of the securities for cash in the U.S. or foreign market and current market quotations are readily available. The Fund may invest up to 30% of its net assets in foreign securities not publicly traded in the U.S.

ILLIQUID INVESTMENTS. It is the policy of the Fund that illiquid securities (securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which the Fund has valued the securities) may not constitute, at the time of purchase, more than 10% of the value of the total net assets of the Fund.

The Fund is subject to a number of additional investment restrictions, some of which may be changed only with the approval of shareholders, which limit its activities to some extent. For a list of these restrictions and more information concerning the policies discussed herein, please see the SAI.



HOW YOU PARTICIPATE IN THE RESULTS OF THE FUND'S ACTIVITIES

The assets of the Fund are invested in portfolio securities. If the securities owned by the Fund increase in value, the value of the shares of the Fund which you own will increase. If the securities owned by the Fund decrease in value, the value of your shares will also decline. In this way, you participate in any change in the value of the securities owned by the Fund.

In addition to the factors which affect the value of individual securities, as described in the preceding sections, you may anticipate that the value of Fund shares will fluctuate with movements in the broader equity and bond markets.

To the extent the Fund's investments consist of debt securities, changes in interest rates will affect the value of the Fund's portfolio and thus its share price. Increased rates of interest which frequently accompany higher inflation and/or a growing economy are likely to have a negative effect on the value of Fund shares. To the extent the Fund's investments consist of common stocks, a decline in the market, expressed for example by a drop in the Dow Jones Industrials or the Standard & Poor's 500 average or any other equity based index, may also be reflected in declines in the Fund's share price. To the extent that the Fund is invested in foreign securities, a decline in the stock market of any country in which the Fund is invested may also be reflected in declines in the Fund's share price. Changes in currency valuations will also affect the price of Fund shares. History reflects both increases and decreases in the prevailing rate of interest and in the valuation of the market and these may reoccur unpredictably in the future.

WHO MANAGES THE FUND?

The Board of Trustees of the Trust (the "Board") has the primary responsibility for the overall management of the Trust and for electing the officers of the Trust who are responsible for administering its day-to-day operations.

The Board has carefully reviewed the multiclass structure to ensure that no material conflict exists between the two classes of shares of the Fund. Although the Board does not expect to encounter material conflicts in the future, the Board will continue to monitor the Fund and will take appropriate action to resolve such conflicts if any should arise.



In developing the multiclass structure the Fund has retained the authority to establish additional classes of shares. It is the Fund's present intention to offer only two classes of shares, but new classes may be offered in the future.



Franklin Advisers, Inc. ("Advisers" or "Manager") serves as the Fund's investment manager. Advisers is a wholly-owned subsidiary of Franklin Resources, Inc. ("Resources"), a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 20% and 16%, respectively, of Resources' outstanding shares. Resources is engaged in various aspects of the financial services industry through its subsidiaries (the "Franklin Templeton Group"). Advisers acts as investment manager or administrator to 34 U.S. registered investment companies (117 separate series) with aggregate assets of over $78 billion.

The team responsible for the management of the Fund's portfolio is: Frank Felicelli and Howard M. McEldowney since its inception and Doug Barton since July 1991.

Frank Felicelli
Executive Vice President and
Portfolio Manager
Franklin Advisers

Mr. Felicelli is responsible for the day-to-day management of the Fund's portfolio, including investment strategy and stock selection. He is a Chartered Financial Analyst. Mr. Felicelli has a Bachelor of Arts degree in economics from the University of Illinois and a Masters degree in Business Administration and Finance from Golden Gate University. He has been with Franklin since 1986 and is a member of industry-related associations.

Douglas Barton
Portfolio Manager
Franklin Advisers, Inc.

Mr. Barton is responsible for the day-to-day management of the Fund's portfolio, including investment strategy and stock selection. He is a Chartered Financial Analyst. He holds a Master of Business Administration degree from California
State University in Hayward and a Bachelor of Science degree from California State University in Chico. Mr. Barton joined Franklin in July 1988.

Howard M. McEldowney
President
Franklin Management Inc.
and Portfolio Manager
Franklin Advisers, Inc.

Mr. McEldowney has been generally involved with investment strategy and stock selection of the Fund's portfolio since its inception. He has a Master in Business Administration degree from Columbia University School of Business and a Bachelor of Arts degree from Harvard University. Mr. McEldowney has been in the industry since 1964 and with Franklin since April 1984.

Pursuant to a management agreement, the Manager supervises and implements the Fund's investment activities and provides certain administrative services and facilities which are necessary to conduct the Fund's business. The Manager performs similar services for other funds and there may be times when the actions taken with respect to the Fund's portfolio will differ from those taken by the Manager on behalf of other funds. Neither the Manager (including its affiliates) nor its officers, directors or employees nor the officers and trustees of the Trust are prohibited from investing in securities held by the Fund or other funds which are managed or administered by the Manager to the extent such transactions comply with the Fund's Code of Ethics. Please see "Investment Advisory and Other Services" and "General Information" in the SAI for further information on securities transactions and a summary of the Fund's Code of Ethics.

During the fiscal year ended October 31, 1995, management fees, before any advance waiver, totaled 0.62% of the average monthly net assets of the Fund. Total operating expenses, including management fees before any advance waiver, totaled 1.02% of the average monthly net assets of Class I. Pursuant to an agreement by Advisers to limit its fees, the Fund paid management fees totaling 0.60% of the average monthly net assets of the Fund and operating expenses totaling 1.00%. Other expenses of the Class II of the Fund are based on estimates on the expenses incurred by Class I.

Among the responsibilities of the Manager under the management agreement is the selection of brokers and dealers through whom transactions in the Fund's portfolio securities will be effected. The Manager tries to obtain the best execution on all such transactions. If it is felt that more than one broker is able to provide the best execution, the Manager will consider the furnishing of quotations and of other market services, research, statistical and other data for the Manager and its affiliates, as well as the sale of shares of the Fund, as factors in selecting a broker. Further information is included under "How Do the Funds Purchase Securities For Their Portfolio?" in the SAI.



Shareholder accounting and many of the clerical functions for the Fund are performed by Franklin/Templeton Investor Services, Inc. ("Investor Services" or "Shareholder Services Agent"), in its capacity as transfer agent and dividend-paying agent. Investor Services is a wholly-owned subsidiary of Resources.

PLANS OF DISTRIBUTION



A separate plan of distribution has been approved and adopted for each class ("Class I Plan" and "Class II Plan", respectively, or "Plan(s)") pursuant to Rule 12b-1 under the 1940 Act. The Rule 12b-1 fees charged to each class are based solely on the distribution and, with respect to the Class II Plan, servicing fees attributable to that particular class. Under either Plan, the portion of fees remaining after payment to securities dealers or others for distribution or servicing may be paid to Distributors for routine ongoing promotion and distribution expenses incurred with respect to such class. Such expenses may include, but are not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a prorated portion of Distributors' overhead expenses attributable to the distribution of Fund shares.

The maximum amount which the Fund may reimburse to Distributors or others under the Class I Plan for such distribution expenses is 0.25% per annum of Class I's average daily net assets payable on a quarterly basis. All expenses of distribution in excess of 0.25% per annum will be borne by Distributors, or others who have incurred them, without reimbursement from the Fund.



Under the Class II Plan, the Fund pays to Distributors distribution and related expenses up to 0.75% per annum of Class II's average daily net assets, payable quarterly. Such fees may be used in order to compensate Distributors or others for providing distribution and related services and bearing certain expenses of the class. All expenses of distribution, marketing and related services over that amount will be borne by Distributors or others who have incurred them, without reimbursement by the Fund. In addition, the Class II Plan provides for an additional payment by the Fund of up to 0.25% per annum of Class II's average daily net assets as a servicing fee, payable quarterly. This fee will be used to pay securities dealers or others for, among other things, assisting in establishing and maintaining customer accounts and records; assisting with purchase and redemption requests; receiving and answering correspondence; monitoring dividend payments from the Fund on behalf of customers, or similar activities related to furnishing personal services and/or maintaining shareholder accounts.



Either Distributors or one of its affiliates may pay, from its own resources, a commission of up to 1% of the purchase price of Class II shares to securities dealers who initiate and are responsible for such purchases. During the first year following such purchases, Distributors will retain a portion of Class II's Rule 12b-1 fees attributable to such shares equal to 0.75% per annum of Class II's average daily net assets to partially recoup fees Distributors pays to securities dealers in connection with initial purchases of Class II shares.

Both Plans cover any payments to or by the Fund, Advisers, Distributors, or other parties on behalf of the Fund, Advisers or Distributors, to the extent such payments are deemed to be for the financing of any activity primarily intended to result in the sale of shares issued by the Fund within the context of Rule 12b-1. The payments under the Plans are included in the maximum operating expenses which may be borne by each class of the Fund. For more information, including a discussion of the Board's policies with regard to the amount of the Class I Plan's fees, please see "The Funds' Underwriter" in the SAI.

WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?

You may receive two types of distributions from the Fund:



1. INCOME DIVIDENDS. The Fund receives income in the form of dividends, interest and other income derived from its investments. This income, less the expenses incurred in the Fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.



CAPITAL GAIN DISTRIBUTIONS. The Fund may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions by the Fund derived from net short-term and net long-term capital gains (after taking into account any net capital loss carryovers) may generally be made once a year in December to reflect any net short-term and net long-term capital gains realized by the Fund as of October 31 of the current fiscal year and any undistributed net capital gains from the prior fiscal year. The Fund may make more than one distribution derived from net short-term and net long-term capital gains in any year or adjust the timing of these distributions for operational or other reasons.



DISTRIBUTION DATE

Although subject to change by the Board without prior notice to or approval by shareholders, the Fund's current policy is to declare income dividends monthly for shareholders of record on the first business day preceding the 15th of the month, payable on or about the last business day of that month.



The amount of income dividend payments by the Fund is dependent upon the amount of net income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. Fund shares are quoted ex-dividend on the first business day following the record date (generally the 15th day of the month or prior business day depending on the record date.) THE FUND DOES NOT PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN ITS SHARES.

In order to be entitled to a dividend, you must have acquired Fund shares prior to the close of business on the record date. If you are considering purchasing Fund shares shortly before the record date of a distribution, you should be aware that because the value of the Fund's shares is based directly on the amount of its net assets, rather than on the principle of supply and demand, any distribution of income or capital gain will result in a decrease in the value of the Fund's shares equal to the amount of the distribution. While a dividend or capital gain distribution received shortly after purchasing shares represents, in effect, a return of a portion of your investment, it may be taxable as dividend income or capital gain.

DISTRIBUTION OPTIONS

You may choose to receive your distributions from the Fund in any of these ways:

1. PURCHASE ADDITIONAL SHARES OF THE FUND - You may purchase additional shares of the same class of the Fund (without a sales charge or imposition of a contingent deferred sales charge) by reinvesting capital gain distributions, or both dividend and capital gain distributions. If you are a Class II shareholder, you may also reinvest your distributions in Class I shares of the Fund. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. PURCHASE SHARES OF OTHER FRANKLIN TEMPLETON FUNDS - You may direct your distributions to purchase the same class of shares of another Franklin Templeton Fund (without a sales charge or imposition of a contingent deferred sales charge). If you are a Class II shareholder, you may also direct your distributions to purchase Class I shares of another Franklin Templeton Fund. Many shareholders find this a convenient way to diversify their investments.

3. RECEIVE DISTRIBUTIONS IN CASH - You may choose to receive dividends, or both dividend and capital gain distributions in cash. You may have the money sent directly to you, to another person, or to a checking account. If you choose to send the money to a checking account, please see "Electronic Fund Transfers" under "What Programs and Privileges Are Available to Me as a Shareholder?"

TO SELECT ONE OF THESE OPTIONS, PLEASE COMPLETE SECTIONS 6 AND 7 OF THE SHAREHOLDER APPLICATION INCLUDED WITH THIS PROSPECTUS OR TELL YOUR INVESTMENT REPRESENTATIVE WHICH OPTION YOU PREFER. IF NO OPTION IS SELECTED, DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS WILL BE AUTOMATICALLY REINVESTED IN THE SAME CLASS OF THE FUND. You may change the distribution option selected at any time by notifying the Fund by mail or by telephone. Please allow at least seven days prior to the record date for the Fund to process the new option.

DISTRIBUTIONS TO EACH CLASS OF SHARES

According to the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), dividends and capital gains will be calculated and distributed in the same manner for Class I and Class II shares. The per share amount of any income dividends will generally differ only to the extent that each class is subject to different Rule 12b-1 fees.

HOW TAXATION AFFECTS YOU AND THE FUND



The following discussion reflects some of the tax considerations which affect mutual funds and their shareholders. Additional information on tax matters relating to the Fund and its shareholders is included in the section entitled "Additional Information Regarding Taxation" in the SAI.

Each fund of the Trust is treated as a separate entity for federal income tax purposes. The Fund intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Code. By distributing all of its income and meeting certain other requirements relating to the sources of its income and diversification of its assets, the Fund will not be liable for federal income or excise taxes.

For federal income tax purposes, any income dividends which the shareholder receives from the Fund, as well as any distributions derived from the excess of net short-term capital gain over net long-term capital loss, are treated as ordinary income whether the shareholder has elected to receive them in cash or in additional shares. Distributions derived from the excess of net long-term capital gain over net short-term capital loss are treated as long-term capital gain regardless of the length of time the shareholder has owned Fund shares and regardless of whether such distributions are received in cash or in additional shares.

For corporate investors, dividends from net investment income will generally qualify in part for the corporate dividends-received deduction. The portion of the dividends so qualified, however, depends on the aggregate qualifying dividend income received by the Fund from domestic (U.S.) sources. For the fiscal year ended October 31, 1994, 96.56% of the income dividends paid by the Fund qualified for the corporate dividends-received deduction, subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. These restrictions are discussed in the SAI.

Pursuant to the Code, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated as if received by the shareholder on December 31 of the calendar year in which they are declared.

Redemptions and exchanges of Fund shares are taxable events on which a shareholder may realize a gain or loss. Any loss incurred on the sale or exchange of Fund shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

The Fund will inform shareholders of the source of their dividends and distributions at the time they are paid and will, promptly after the close of each calendar year, advise them of the tax status for federal income tax purposes of such dividends and distributions.

Shareholders who are not U.S. persons for purposes of federal income taxation should consult with their financial or tax advisors regarding the applicability of U.S. withholding or other taxes to distributions received by them from the Fund and the application of foreign tax laws to these distributions.]



HOW DO I BUY SHARES?

Shares of the Fund are continuously offered through securities dealers which execute an agreement with Distributors. The use of the term "securities dealer" shall include other financial institutions which, either directly or through affiliates, have an agreement with Distributors to handle customer orders and accounts with the Fund. Such reference, however, is for convenience only and does not indicate a legal conclusion of capacity.

THE MINIMUM INITIAL INVESTMENT IS $100 AND SUBSEQUENT INVESTMENTS MUST BE $25 OR MORE. THESE MINIMUMS MAY BE WAIVED WHEN SHARES ARE PURCHASED THROUGH RETIREMENT PLANS ESTABLISHED BY THE FRANKLIN TEMPLETON GROUP. THE FUND AND DISTRIBUTORS RESERVE THE RIGHT TO REFUSE ANY ORDER FOR THE PURCHASE OF SHARES. PURCHASE PRICE OF FUND SHARES

DIFFERENCES BETWEEN CLASS I AND CLASS II

Class I and Class II shares differ in the amount of their front-end sales charges and Rule 12b-1 fees, as well as the circumstances under which the contingent deferred sales charge applies. Generally, Class I shares have higher front-end sales charges than Class II shares and comparatively lower Rule 12b-1 fees. Voting rights of each class will be the same on matters affecting the Fund as a whole, but each class will vote separately on matters affecting only shareholders of that class. See "General Information - Organization and Voting Rights."

CLASS I. All Fund shares outstanding before the implementation of the multiclass structure have been redesignated as Class I shares, and will retain their previous rights and privileges. Class I shares are generally subject to a variable sales charge upon purchase and may be purchased at a reduced front-end sales charge or at net asset value if certain conditions are met. In most circumstances, contingent deferred sales charges will not be assessed against redemptions of Class I shares. Class I shares are subject to Rule 12b-1 fees of up to a maximum of .25% per annum of the average daily net assets of the class. See "Who Manages the Fund?" and "How Do I Sell Shares?" for more information.

CLASS II. Class II shares are subject to a front-end sales charge of 1% of the amount invested and a contingent deferred sales charge of 1% if shares are redeemed within 18 months of the calendar month of purchase. In addition, Class II shares are subject to Rule 12b-1 fees of up to a maximum of 1% per annum of the average daily net assets of Class II shares, 0.75% of which will be retained by Distributors during the first year of investment.

DECIDING WHICH CLASS TO PURCHASE

You should carefully evaluate your anticipated investment amount and time horizon prior to determining which class of shares to purchase. Generally, if you expect to invest less than $100,000 in the Franklin Templeton Funds and to make substantial redemptions within approximately six years or less of investment, you should consider purchasing Class II shares. However, the higher annual Rule 12b-1 fees on Class II shares will result in higher operating expenses (which will accumulate over time to outweigh the difference in front-end sales charges) and lower income dividends for Class II shares. For this reason, Class I shares may be more attractive to you if you plan to invest in the Fund over the long-term, even if no sales charge reductions are available to you.

If you qualify to purchase Class I shares at reduced sales charges, you should seriously consider purchasing Class I shares, especially if you intend to hold your shares approximately six years or more. If you qualify to purchase Class I shares at reduced sales charges but intend to hold your shares less than approximately six years, you should evaluate whether it is more economical to purchase Class I shares through a Letter of Intent or under Rights of Accumulation or other means, rather than purchasing Class II shares. IF YOU ARE INVESTING $1 MILLION OR MORE IN A SINGLE PAYMENT OR YOU QUALIFY TO PURCHASE CLASS I SHARES AT NET ASSET VALUE YOU MAY NOT PURCHASE CLASS II SHARES. See "Purchases at Net Asset Value" and "Description of Special Net Asset Value Purchases" below for a discussion of when you may purchase shares at net asset value.


Each class represents the same interest in the investment portfolio of the Fund and has the same rights, except that each class has a different front-end sales charge, bears the separate expenses of its Rule 12b-1 distribution plan, and has exclusive voting rights with respect to such plan. The two classes also have separate exchange privileges.

Purchases of Class II shares are limited to purchases below $1 million. Any purchase of $1 million or more will automatically be invested in Class I shares, since that is considered more beneficial to you. Such purchases, however, may be subject to a contingent deferred sales charge. You may exceed $1 million in Class II shares by cumulative purchases over a period of time. If you intend to make investments exceeding $1 million, however, you should consider purchasing Class I shares through a Letter of Intent instead of purchasing Class II shares.

Each class has a separate schedule for compensating securities dealers for selling Fund shares. You should take all of the factors regarding an investment in each class into account before deciding which class of shares to purchase. There are no conversion features attached to either class of shares.

PURCHASE PRICE OF FUND SHARES

WHEN PLACING PURCHASE ORDERS, YOU SHOULD CLEARLY INDICATE WHICH CLASS OF SHARES YOU INTEND TO PURCHASE. A PURCHASE ORDER THAT FAILS TO SPECIFY A CLASS WILL AUTOMATICALLY BE INVESTED IN CLASS I SHARES.

Shares of both classes of the Fund are offered at their respective public offering prices, which are determined by adding the net asset value per share plus a front-end sales charge, next computed (1) after your securities dealer receives the order which is promptly transmitted to the Fund or (2) after receipt of an order by mail from you directly in proper form (which generally means a completed Shareholder Application accompanied by a negotiable check).

CLASS I. The sales charge for Class I shares is a variable percentage of the offering price depending upon the amount of the sale. The offering price will be calculated to two decimal places using standard rounding criteria. A description of the method of calculating net asset value per share is included under "How Are Fund Shares Valued?"

Set forth below is a table showing front-end sales charges and dealer concessions for Class I shares.


                                            TOTAL SALES CHARGE
                                                                                       DEALER CONCESSION AS A
SIZE OF TRANSACTION AT      AS A PERCENTAGE OF OFFERING   AS A PERCENTAGE OF NET       PERCENTAGE OF OFFERING
OFFERING PRICE                PRICE                         AMOUNT INVESTED              PRICE*
Less than $100,000            4.50%                         4.71%                        4.00%
$100,000 but less than        3.75%                         3.90%                        3.25%
$250,000
$250,000 but less than        2.75%                         2.83%                        2.50%
$500,000
$500,000  but less than       2.25%                         2.30%                        2.00%
$1,000,000
$1,000,000 or more            None                          None                         (see below)**

*Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated. At the discretion of Distributors, all sales charges may at times be allowed to the securities dealer. A securities dealer who receives 90% or more of the sales commission may be deemed to be an underwriter under the Securities Act of 1933, as amended.

**Distributors will pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of $1 million or more: 1% on sales of $1 million but less than $2 million, plus 0.80% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more. Dealer concession breakpoints are reset every 12 months for purposes of additional purchases.

No front-end sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% is imposed on certain redemptions of all or a portion of investments of $1 million or more within the contingency period. See "How Do I Sell Shares? - Contingent Deferred Sales Charge."

The size of a transaction which determines the applicable sales charge on the purchase of Class I shares is determined by adding the amount of your current purchase plus the cost or current value (whichever is higher) of your existing investments in one or more of the funds in the Franklin Group of Funds(R) and the Templeton Group of Funds. Included for these aggregation purposes are (a) the mutual funds in the Franklin Group of Funds except Franklin Valuemark Funds and Franklin Government Securities Trust (the "Franklin Funds") and (b) the U.S. registered mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund (the "Templeton Funds"). Franklin Funds and Templeton Funds are collectively referred to as the "Franklin Templeton Fund(s)". Sales charge reductions based upon aggregate holdings of Franklin Templeton Funds may be effective only after notification to Distributors that the investment qualifies for a discount.

OTHER PAYMENTS TO SECURITIES DEALERS. Either Distributors or one of its affiliates may make payments, out of its own resources, of up to 1% of the amount purchased to securities dealers who initiate and are responsible for purchases made at net asset value by certain designated retirement plans (excluding IRA and IRA rollovers), certain non-designated plans, certain trust companies and trust departments of banks and certain retirement plans of organizations with collective retirement plan assets of $10 million or more. See "Description of Special Net Asset Value Purchases" below and "How Do I Buy and Sell Shares?" in the SAI.

CLASS II. Unlike Class I shares, the front-end sales charges and dealer concessions for Class II shares do not vary depending on the amount of purchase, as indicated in the table below:

                                    TOTAL SALES CHARGE
                                                                                  DEALER CONCESSION AS A
SIZE OF TRANSACTION AT      AS A PERCENTAGE OF         AS A PERCENTAGE OF NET     PERCENTAGE OF OFFERING
OFFERING PRICE              OFFERING PRICE             AMOUNT INVESTED            PRICE*
         -----                       -----                    --------            ------
any amount (less than $1    1.00%                       1.01%                     1.00%
million)

*Either Distributors or one of its affiliates may make additional payments to securities dealers, out of its own resources, of up to 1% of the amount invested. During the first year following a purchase of Class II shares, Distributors will keep a portion of the Rule 12b-1 fees assessed to those shares to partially recoup fees Distributors pays to securities dealers.


Class II shares redeemed within 18 months of their purchase will be assessed a contingent deferred sales charge of 1% on the lesser of the then-current net asset value or the net asset value of such shares at the time of purchase, unless such charge is waived as described under "How Do I Sell Shares? - Contingent Deferred Sales Charge."

Either Distributors or one of its affiliates, out of its own resources, may also provide additional compensation to securities dealers in connection with sales of shares of the Franklin Templeton Funds. Compensation may include financial assistance to securities dealers and payments made in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and/or shareholder services and programs regarding one or more of the Franklin Templeton Funds and other dealer-sponsored programs or events. In some instances this compensation may be made available only to certain securities dealers whose representatives have sold or are expected to sell significant amounts of shares of the Franklin Templeton Funds. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Securities dealers may not use sales of the Fund's shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned additional compensation is paid for by the Fund or its shareholders.

Additional terms concerning the offering of the Fund's shares are included in the SAI under "How Do I Buy and Sell Shares?".

Certain   officers  and  trustees  of  the  Trust  are  also   affiliated   with
Distributors. A detailed description is included under "Officers and Trustees" in the SAI.

QUANTITY DISCOUNTS IN SALES CHARGES - CLASS I SHARES ONLY

Class I shares may be purchased under a variety of plans which provide for a reduced sales charge. To be certain to obtain the reduction of the sales charge, you or your securities dealer should notify Distributors at the time of each purchase of shares which qualifies for the reduction. In determining whether a purchase qualifies for a discount, an investment in any of the Franklin Templeton Investments may be combined with those of your spouse, children under the age of 21 and grandchildren under the age of 21. The value of Class II shares you own may also be included for this purpose.



In addition, an investment in Class I shares may qualify for a reduction in the sales charge under the following programs:

1. RIGHTS OF ACCUMULATION. The cost or current value (whichever is higher) of existing investments in the Franklin Templeton Investments may be combined with the amount of the current purchase in determining the sales charge to be paid.



2. LETTER OF INTENT. You may immediately qualify for a reduced sales charge on a purchase of Class I shares by completing the Letter of Intent section of the Shareholder Application (the "Letter"). By completing the Letter, you (i) express an intention to invest during the next 13 months a specified amount which, if made at one time, would qualify for a reduced sales charge, (ii) grant to Distributors a security interest in the reserved shares discussed below, and
(iii) irrevocably appoint Distributors as attorney-in-fact with full power of substitution to surrender for redemption any or all shares for the purpose of paying any additional sales charge due. You or your securities dealer must inform Investor Services or Distributors that this Letter is in effect each time a purchase is made.

YOU ACKNOWLEDGE AND AGREE TO THE FOLLOWING PROVISIONS BY COMPLETING THE LETTER OF INTENT SECTION OF THE SHAREHOLDER APPLICATION: Five percent (5%) of the amount of the total intended purchase will be reserved in Class I shares registered in your name, to assure that the full applicable sales charge will be paid if the intended purchase is not completed. The reserved shares will be included in the total shares owned as reflected on periodic statements. Income and capital gain distributions on the reserved shares will be paid as you have directed. You will not be able to liquidate the reserved shares until the Letter has been completed or the higher sales charge paid. This policy of reserving shares does not apply to certain benefit plans described under "Description of Special Net Asset Value Purchases." For more information, see "How Do I Buy and Sell Shares?" in the SAI.

Although the sales charges on Class II shares cannot be reduced through these programs, the value of Class II shares you own may be included in determining a reduced sales charge to be paid on Class I shares pursuant to the Letter of Intent and Rights of Accumulation programs.

GROUP PURCHASES OF CLASS I SHARES

If you are a member of a qualified group you may purchase Class I shares of the Fund at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of shares previously purchased and still owned by the members of the group, plus the amount of the current purchase. For example, if members of the group had previously invested and still held $80,000 of Fund shares and now were investing $25,000, the sales charge would be 3.75%. Information concerning the current sales charge applicable to a group may be obtained by contacting Distributors.



A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Fund shares at a discount, and
(iii) satisfies uniform criteria which enable Distributors to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, be available to arrange for group meetings between representatives of the Fund or Distributors and the members, agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to Distributors, and seek to arrange for payroll deduction or other bulk transmission of investments to the Fund.



If you select a payroll deduction plan, subsequent investments will be automatic and will continue until such time as you notify the Fund and your employer to discontinue further investments. Due to the varying procedures used to prepare, process and forward the payroll deduction information to the Fund, there may be a delay between the time of the payroll deduction and the time the money reaches the Fund. The investment in the Fund will be made at the offering price per share determined on the day that both the check and payroll deduction data are received in required form by the Fund.

PURCHASES AT NET ASSET VALUE

Class I shares may be purchased without the imposition of a front-end sales charge ("net asset value") or a contingent deferred sales charge by (1) officers, trustees, directors and full-time employees of the Fund, any of the Franklin Templeton Funds, or of the Franklin Templeton Group, and by their spouses and family members, including subsequent investments made by such parties after cessation of employment; (2) companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer; (3) accounts managed by the Franklin Templeton Group; (4) certain unit investment trusts and unit holders of such trusts reinvesting their distributions from the trusts in the Fund; (5) registered securities dealers and their affiliates, for their investment account only; (6) current employees of securities dealers and their affiliates and by their family members, in accordance with the internal policies and procedures of the employing securities dealer and affiliate; 7) insurance company separate accounts for pension plan contracts; and (8) shareholders of Templeton Institutional Funds, Inc. reinvesting redemption proceeds from that fund under an employee benefit plan qualified under Section 401 of the Code, in shares of the Fund.

For either Class I or Class II, the same class of shares of the Fund may be purchased at net asset value by persons who have redeemed, within the previous 365 days, their shares of the Fund or another of the Franklin Templeton Funds which were purchased with a front-end sales charge or assessed a contingent deferred sales charge on redemption. IF A DIFFERENT CLASS OF SHARES IS PURCHASED, THE FULL FRONT-END SALES CHARGE MUST BE PAID AT THE TIME OF PURCHASE OF THE NEW SHARES. Under this privilege, you may reinvest an amount not exceeding the redemption proceeds. While credit will be given for any contingent deferred sales charge paid on the shares redeemed and subsequently repurchased, a new contingency period will begin. Shares that were no longer subject to a contingent deferred sales charge will be reinvested at net asset value and will not be subject to a new contingent deferred sales charge. Shares of the Fund redeemed in connection with an exchange into another fund (see "What If My Investment Outlook Changes? - Exchange Privilege") are not considered "redeemed" for this privilege. In order to exercise this privilege, a written order for the purchase of shares of the Fund must be received by the Fund or the Fund's Shareholder Services Agent within 365 days after the redemption. The 365 days, however, do not begin to run on redemption proceeds placed immediately after redemption in a Franklin Bank Certificate of Deposit ("CD") until the CD (including any rollover) matures. Reinvestment at net asset value may also be handled by a securities dealer or other financial institution, who may charge you a fee for this service. The redemption is a taxable transaction but reinvestment without a sales charge may affect the amount of gain or loss recognized and the tax basis of the shares reinvested. If there has been a loss on the redemption, the loss may be disallowed if a reinvestment in the same fund is made within a 30-day period. Information regarding the possible tax consequences of such a reinvestment is included in the tax section of this Prospectus and under "Additional Information Regarding Taxation" in the SAI.

For either Class I or Class II, the same class of shares of the Fund or of another of the Franklin Templeton Funds may be purchased at net asset value and without a contingent deferred sales charge by persons who have received dividends and capital gain distributions from investments in that class of shares of the Fund within 365 days of the payment date of such distribution. Class II shareholders may also direct such distributions for investment at net asset value in a Class I Franklin Templeton Fund. To exercise this privilege, a written request to reinvest the distribution must accompany the purchase order. Additional information may be obtained from Shareholder Services at 1-800/632-2301. See "Distribution Options" under "What Distributions Might I Receive from the Fund?"

Class I shares may be purchased at net asset value and without the imposition of a contingent deferred sales charge by investors who have, within the past 60 days, redeemed an investment in a mutual fund which is not part of the Franklin Templeton Funds and which was subject to a front-end sales charge or a contingent deferred sales charge and which has an investment objective similar to that of the Fund.



Class I shares may be purchased at net asset value and without the imposition of a contingent deferred sales charge by broker-dealers who have entered into a supplemental agreement with Distributors, or by registered investment advisors affiliated with such broker-dealers, on behalf of their clients who are participating in a comprehensive fee program (sometimes known as a wrap fee program).

Class I shares may be purchased at net asset value and without the imposition of a contingent deferred sales charge by anyone who has taken a distribution from an existing retirement plan already invested in the Franklin Templeton Funds, including former participants of the Franklin Templeton Profit Sharing 401(k) plan, to the extent of such distribution. In order to exercise this privilege a written order for the purchase of shares of the Fund must be received by Franklin Templeton Trust Company (the "Trust Company"), the Fund or Investor Services within 365 days after the plan distribution.



Class I shares may also be purchased at net asset value and without the imposition of a contingent deferred sales charge by any state, county, or city, or any instrumentality, department, authority or agency thereof which has determined that the Fund is a legally permissible investment and which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company ("an eligible governmental authority"). SUCH INVESTORS SHOULD CONSULT THEIR OWN LEGAL ADVISORS TO DETERMINE WHETHER AND TO WHAT EXTENT THE SHARES OF THE FUND CONSTITUTE LEGAL INVESTMENTS FOR THEM. Municipal investors considering the investment of proceeds of bond offerings into the Fund should consult with expert counsel to determine the effect, if any, of various payments made by the Fund or its investment manager on arbitrage rebate calculations. In connection with investments by eligible governmental authorities at net asset value made through a securities dealer who has executed a dealer agreement with Distributors, either Distributors or one of its affiliates may make a payment, out of its own resources, to such securities dealer in an amount not to exceed 0.25% of the amount invested. Contact the Franklin Templeton Institutional Services Department for additional information.

DESCRIPTION OF SPECIAL NET ASSET VALUE PURCHASES

Class I shares may be purchased at net asset value and without the imposition of a contingent deferred sales charge by certain designated retirement plans, including profit sharing, pension, 401(k) and simplified employee pension plans ("designated plans"), subject to minimum requirements with respect to number of employees or amount of purchase, which may be established by Distributors. Currently, those criteria require that the employer establishing the plan have 200 or more employees or that the amount invested or to be invested during the subsequent 13-month period in the Fund or in any of the Franklin Templeton Investments totals at least $1,000,000. Employee benefit plans not designated above or qualified under Section 401 of the Code ("non-designated plans") may be afforded the same privilege if they meet the above requirements as well as the uniform criteria for qualified groups previously described under "Group Purchases of Class I Shares," which enable Distributors to realize economies of scale in its sales efforts and sales related expenses.

Class I shares may be purchased at net asset value and without the imposition of a contingent deferred sales charge by trust companies and bank trust departments for funds over which they exercise exclusive discretionary investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity. Such purchases are subject to minimum requirements with respect to the amount to be purchased, which may be established by Distributors. Currently, those criteria require that the amount invested or to be invested during the subsequent 13-month period in the Fund or any of the Franklin Templeton Investments must total at least $1,000,000. Orders for such accounts will be accepted by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following such order.

Class I shares may be purchased at net asset value and without the imposition of a contingent deferred sales charge by trustees or other fiduciaries purchasing securities for certain retirement plans of organizations with collective retirement plan assets of $10 million or more, without regard to where such assets are currently invested.

Please see "How Do I Buy and Sell Shares?" in the SAI for further information regarding net asset value purchases of Class I shares.

HOW DO I BUY SHARES IN CONNECTION WITH TAX-DEFERRED RETIREMENT PLANS?

Shares of the Fund may be used for individual or employer-sponsored retirement plans involving tax-deferred investments. The Fund may be used as an investment vehicle for an existing retirement plan, or, because Trust Company can serve as custodian or trustee for retirement plans, you may ask Trust Company to provide the plan documents and serve as custodian or trustee. A plan document must be adopted in order for a retirement plan to be in existence.

Brochures for Trust Company plans contain important information regarding eligibility, contribution and deferral limits and distribution requirements. Please note that an application other than the one contained in this Prospectus must be used to establish a retirement plan account with Trust Company. To obtain a retirement plan brochure or application, call 1-800/DIAL BEN (1-800/342-5236).

Please  see  "How  Do  I  Sell  Shares?"  for  specific  information   regarding
redemptions from retirement plan accounts. Specific forms are required to be completed for distributions from Trust Company retirement plans.

Individuals and plan sponsors should consult with legal, tax or benefits and pension plan consultants before choosing a retirement plan. In addition, retirement plan investors should consider consulting their investment representatives or advisors concerning investment decisions within their plans.



GENERAL

Securities laws of states in which the Fund's shares are offered for sale may differ from federal law, and banks and financial institutions selling Fund shares may be required to register as dealers pursuant to state law.



WHAT PROGRAMS AND PRIVILEGES
ARE AVAILABLE TO ME AS A SHAREHOLDER?

CERTAIN OF THE PROGRAMS AND PRIVILEGES DESCRIBED IN THIS SECTION MAY NOT BE AVAILABLE DIRECTLY FROM THE FUND IF YOUR SHARES ARE HELD, OF RECORD, BY A FINANCIAL INSTITUTION OR IN A "STREET NAME" ACCOUNT OR NETWORKED ACCOUNT THROUGH THE NATIONAL SECURITIES CLEARING CORPORATION ("NSCC") (SEE "REGISTERING YOUR ACCOUNT" IN THIS PROSPECTUS).

SHARE CERTIFICATES

Shares from an initial investment, as well as subsequent investments, including the reinvestment of dividends and capital gain distributions, are generally credited to an account in your name on the books of the Fund, without the issuance of a share certificate. Maintaining shares in uncertificated form (also known as "plan balance") minimizes the risk of loss or theft of a share certificate. A lost, stolen or destroyed certificate cannot be replaced without obtaining a sufficient indemnity bond. The cost of such a bond, which is generally borne by you, can be 2% or more of the value of the lost, stolen or destroyed certificate. A certificate will be issued if requested by you or your securities dealer.

CONFIRMATIONS

A confirmation statement will be sent to you quarterly to reflect the dividends reinvested during the period and after each other transaction which affects your account. This statement will also show the total number of shares you own, including the number of shares in "plan balance" for your account.

AUTOMATIC INVESTMENT PLAN

The Automatic Investment Plan offers a convenient way to invest in the Fund. Under the plan, you can arrange to have money transferred automatically from your checking account to the Fund each month to purchase additional shares. If you are interested in this program, please refer to the Automatic Investment Plan Application at the back of this Prospectus for the requirements of the program or contact your investment representative. Of course, the market value of the Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may terminate the program at any time by notifying Investor Services by mail or by phone.

SYSTEMATIC WITHDRAWAL PLAN

The Systematic Withdrawal Plan allows you to receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. To establish a Systematic Withdrawal Plan, the value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. Please keep in mind that $50 is merely the minimum amount and is not a recommended amount. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. If you would like to establish a Systematic Withdrawal Plan, please complete the Systematic Withdrawal Plan section of the Shareholder Application included with this Prospectus and indicate how you would like to receive your payments. You may choose to receive your payments in any of the following ways:

1. PURCHASE SHARES OF OTHER FRANKLIN TEMPLETON FUNDS - You may direct your payments to purchase the same class of shares of another Franklin Templeton Fund.

2. RECEIVE PAYMENTS IN CASH - You may choose to receive your payments in cash. You may have the money sent directly to you, to another person, or to a checking account. If you choose to have the money sent to a checking account, please see "Electronic Fund Transfers" below.

There are no service charges for establishing or maintaining a Systematic Withdrawal Plan. Once your plan is established, any distributions paid by the Fund will be automatically reinvested in your account. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the first business day of the month in which a payment is scheduled. You will generally receive your payments within three to five days after the shares are redeemed.

Redeeming shares through a Systematic Withdrawal Plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Redemptions under a Systematic Withdrawal Plan are considered a sale for federal income tax purposes. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

While a Systematic Withdrawal Plan is in effect, no share certificates will be issued. You should ordinarily not make additional investments in the Fund of less than $5,000 or three times the amount of annual withdrawals under the plan because of the sales charge on additional purchases. Shares redeemed under the plan may also be subject to a contingent deferred sales charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

You may terminate a Systematic Withdrawal Plan, change the amount and schedule of withdrawal payments, or suspend a payment by notifying Investor Services in writing at least seven business days prior to the end of the month preceding a scheduled payment. The Fund may also terminate a Systematic Withdrawal Plan by notifying you in writing and will automatically terminate a Systematic Withdrawal Plan if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

ELECTRONIC FUND TRANSFERS

You may choose to have distributions from the Fund or payments under a Systematic Withdrawal Plan sent directly to a checking account. If the checking account is maintained at a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. Any payments made during that time will be sent to the address of record on your account.

INSTITUTIONAL ACCOUNTS

There may be additional methods of purchasing, redeeming or exchanging shares of the Fund available to institutional accounts. For further information, contact the Franklin Templeton Institutional Services Department at 1-800/321-8563.

WHAT IF MY INVESTMENT OUTLOOK CHANGES? - EXCHANGE PRIVILEGE

The Franklin Templeton Funds consist of a number of mutual funds with various investment objectives and policies. The shares of most of these funds are offered to the public with a sales charge. If your investment objective or outlook for the securities markets changes, Fund shares may be exchanged for the same class of shares of other Franklin Templeton Funds which are eligible for sale in your state of residence and in conformity with such fund's stated eligibility requirements and investment minimums. Some funds, however, may not offer Class II shares. Class I shares may be exchanged for Class I shares of any of the other Franklin Templeton Funds. Class II shares may be exchanged for Class II shares of any of the other Franklin Templeton Funds. No exchanges between different classes of shares will be allowed. A contingent deferred sales charge will not be imposed on exchanges. If, however, the exchanged shares were subject to a contingent deferred sales charge in the original fund purchased and shares are subsequently redeemed within the contingency period, a contingent deferred sales charge will be imposed. Before making an exchange, you should review the prospectus of the fund you wish to exchange from and the fund you wish to exchange into for all specific requirements or limitations on exercising the exchange privilege, for example, limitations on a fund's sale of its shares, minimum holding periods for exchanges at net asset value, or applicable sales charges.

You may exchange shares in any of the following ways:

BY MAIL



Send written instructions signed by all account owners and accompanied by any outstanding share certificates properly endorsed. The transaction will be effective upon receipt of the written instructions together with any outstanding share certificates.



BY TELEPHONE

YOU OR YOUR INVESTMENT REPRESENTATIVE OF RECORD, IF ANY, MAY EXCHANGE SHARES OF THE FUND BY CALLING INVESTOR SERVICES AT 1-800/632-2301 OR THE AUTOMATED FRANKLIN TELEFACTS(R) SYSTEM (DAY OR NIGHT) AT 1-800/247-1753. IF YOU DO NOT WISH THIS PRIVILEGE EXTENDED TO A PARTICULAR ACCOUNT, YOU SHOULD NOTIFY THE FUND OR INVESTOR SERVICES.

The telephone exchange privilege allows you to effect exchanges from the Fund into an identically registered account of the same class of shares in one of the other available Franklin Templeton Funds. The telephone exchange privilege is available only for uncertificated shares or those which have previously been deposited in your account. The Fund and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Please see "Telephone Transactions - Verification Procedures."

During periods of drastic economic or market changes, it is possible that the telephone exchange privilege may be difficult to implement and the TeleFACTS option may not be available. In this event, you should follow the other exchange procedures discussed in this section, including the procedures for processing exchanges through securities dealers.

THROUGH SECURITIES DEALERS

As is the case with all purchases and redemptions of the Fund's shares, Investor Services will accept exchange orders from securities dealers who execute a dealer or similar agreement with Distributors. See also "By Telephone" above. Such a dealer-ordered exchange will be effective only for uncertificated shares on deposit in your account or for which certificates have previously been deposited. A securities dealer may charge a fee for handling an exchange.

ADDITIONAL INFORMATION REGARDING EXCHANGES

Exchanges of the same class of shares are made on the basis of the net asset value of the class involved, except as set forth below. Exchanges of shares of a class which were purchased without a sales charge will be charged a sales charge in accordance with the terms of the prospectus of the fund and the class of shares being purchased, unless the original investment in the Franklin Templeton Funds was made pursuant to the privilege permitting purchases at net asset value, as discussed under "How Do I Buy Shares?" Exchanges of Class I shares of the Fund which were purchased with a lower sales charge into a fund which has a higher sales charge will be charged the difference, unless the shares were held in the Fund for at least six months prior to executing the exchange.

If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be transferred to the fund being exchanged into and will be invested at net asset value. Because the exchange is considered a redemption and purchase of shares, you may realize a gain or loss for federal income tax purposes. Backup withholding and information reporting may also apply. Information regarding the possible tax consequences of such an exchange is included in the tax section in this Prospectus and under "Additional Information Regarding Taxation" in the SAI.



If a substantial portion of the Fund's shareholders should, within a short period, elect to redeem their shares of the Fund pursuant to the exchange privilege, the Fund might have to liquidate portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this should occur, it is the general policy of the Fund to initially invest this money in short-term, interest-bearing money market instruments, unless it is felt that attractive investment opportunities consistent with the Fund's investment objective exist immediately. Subsequently, this money will be withdrawn from such short-term money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The exchange privilege may be modified or discontinued by the Fund at any time upon 60 days' written notice to shareholders.

EXCHANGES OF CLASS I SHARES



The contingency period during which a contingent deferred sales charge may be assessed for Class I shares will be tolled (or stopped) for the period such shares are exchanged into and held in a Franklin or Templeton Class I money market fund. If a Class I account has shares subject to a contingent deferred sales charge, Class I shares will be exchanged into the new account on a "first-in, first-out" basis. See "How Do I Sell Shares? - Contingent Deferred Sales Charge" for a discussion of investments subject to a contingent deferred sales charge.

EXCHANGES OF CLASS II SHARES

When an account is composed of Class II shares subject to the contingent deferred sales charge and Class II shares that are not, the shares will be transferred proportionately into the new fund. Shares received from reinvestment of dividends and capital gains are referred to as "free shares," shares which were originally subject to a contingent deferred sales charge but to which the contingent deferred sales charge no longer applies are called "matured shares," and shares still subject to the contingent deferred sales charge are referred to as "CDSC liable shares." CDSC liable shares held for different periods of time are considered different types of CDSC liable shares. For instance, if you have $1,000 in free shares, $2,000 in matured shares, and $3,000 in CDSC liable shares and you exchange $3,000 into a new fund, $500 will be exchanged from free shares, $1,000 from matured shares, and $1,500 from CDSC liable shares. Similarly, if CDSC liable shares have been purchased at different periods, a proportionate amount will be taken from shares held for each period. If, for example, you hold $1,000 in shares bought 3 months ago, $1,000 bought 6 months ago, and $1,000 bought 9 months ago and you exchange $1,500 into the new fund, $500 from each of these shares will be deemed exchanged into the new fund.

The only money market fund exchange option available to Class II shareholders is the Franklin Templeton Money Fund II ("Money Fund II"), a series of the Franklin Templeton Money Fund Trust. No drafts (checks) may be written on Money Fund II accounts, nor may Class II shareholders purchase shares of Money Fund II directly. Class II shares exchanged for shares of Money Fund II will continue to age, for purposes of calculating the contingent deferred sales charge, because they continue to be subject to Rule 12b-1 fees. The contingent deferred sales charge will be assessed if CDSC liable shares are redeemed. Class I shares may be exchanged for shares of any of the money market funds in the Franklin Templeton Funds except Money Fund II. Draft writing privileges and direct purchases are allowed on these other money market funds as described in their respective prospectuses.

To the extent shares are exchanged proportionately, as opposed to another method such as first-in first-out or free shares followed by CDSC liable shares, the exchanged shares may, in some instances, be CDSC liable even though a redemption of such shares, as discussed elsewhere herein, may no longer be subject to a contingent deferred sales charge. The proportional method is believed by management to more closely meet and reflect the expectations of Class II shareholders in the event shares are redeemed during the contingency period. For federal income tax purposes, the cost basis of shares redeemed or exchanged is determined under the Code without regard to the method of transferring shares chosen by the Fund.

RETIREMENT PLAN ACCOUNTS

Franklin Templeton IRA and 403(b) retirement plan accounts may exchange shares directly. Certain restrictions may apply, however, to other types of retirement plans. See "Restricted Accounts" under "Telephone Transactions."

TIMING ACCOUNTS

Accounts which are administered by allocation or market timing services to exchange shares based on predetermined market indicators ("Timing Accounts") will be charged a $5.00 administrative service fee per each such exchange. All other exchanges are without charge.



RESTRICTIONS ON EXCHANGES

In accordance with the terms of their respective prospectuses, certain funds do not accept or may place differing limitations than those below on exchanges by Timing Accounts.

The Fund reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any Timing Account or any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of the Fund within two weeks of an earlier exchange request out of the Fund, (ii) makes more than two exchanges out of the Fund per calendar quarter, or (iii) exchanges shares equal in value to at least $5 million, or more than 1% of the Fund's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.



The Fund also reserves the right to refuse the purchase side of an exchange request by any Timing Account, person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Your purchase exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Fund and therefore may be refused.

The Fund and Distributors, as indicated under "How Do I Buy Shares?", reserve the right to refuse any order for the purchase of shares.



TRANSFERS

Transfers between identically registered accounts in the same fund and class are treated as non-monetary and non-taxable events and are not subject to a contingent deferred sales charge. The transferred shares will continue to age from the date of original purchase. Shares of each class will be transferred on the same basis as described above for exchanges.



CONVERSION RIGHTS

It is not presently anticipated that Class II shares will be convertible to Class I shares. You may, however, sell Class II shares and use the proceeds to purchase Class I shares, subject to all applicable sales charges.

HOW DO I SELL SHARES?

You may liquidate your shares at any time and receive from the Fund the value of the shares. You may redeem shares in any of the following ways:

BY MAIL

Send a written request signed by all registered owners to Investor Services, at the address shown on the back cover of this Prospectus, and any share certificates which have been issued for the shares being redeemed, properly endorsed and in order for transfer. You will then receive from the Fund the value of the class of shares redeemed based upon the net asset value per share (less a contingent deferred sales charge, if applicable) next computed after the written request in proper form is received by Investor Services. Redemption requests received after the time at which the net asset value is calculated will receive the price calculated on the following business day. The net asset value per share of each class is determined as of the scheduled close of the New York Stock Exchange (the "Exchange") (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. You are requested to provide a telephone number where you may be reached during business hours, or in the evening if preferred. Investor Services' ability to contact you promptly when necessary will speed the processing of the redemption.

TO BE CONSIDERED IN PROPER FORM, SIGNATURES MUST BE GUARANTEED IF THE REDEMPTION REQUEST INVOLVES ANY OF THE FOLLOWING:

(1) the proceeds of the redemption are over $50,000;



(2) the proceeds (in any amount) are to be paid to someone other than the registered owners of the account;



(3) the proceeds (in any amount) are to be sent to any address other than the address of record, preauthorized bank account or brokerage firm account;



(4) share certificates, if the redemption proceeds are in excess of $50,000; or

(5) the Fund or Investor Services believes that a signature guarantee would protect against potential claims based on the transfer instructions, including, for example, when (a) the current address of one or more joint owners of an account cannot be confirmed, (b) multiple owners have a dispute or give inconsistent instructions to the Fund, (c) the Fund has been notified of an adverse claim, (d) the instructions received by the Fund are given by an agent, not the actual registered owner, (e) the Fund determines that joint owners who are married to each other are separated or may be the subject of divorce proceedings, or (f) the authority of a representative of a corporation, partnership, association, or other entity has not been established to the satisfaction of the Fund.

Signatures must be guaranteed by an "eligible guarantor institution" as defined under Rule 17Ad-15 under the Securities Exchange Act of 1934. Generally, eligible guarantor institutions include (1) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (2) national securities exchanges, registered securities associations and clearing agencies; (3) securities dealers which are members of a national securities exchange or a clearing agency or which have minimum net capital of $100,000; or (4) institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature guarantee medallion program. A notarized signature will not be sufficient for the request to be in proper form.



Where shares to be redeemed are represented by share certificates, the request for redemption must be accompanied by the share certificate and a share assignment form signed by the registered owners exactly as the account is registered, with the signatures guaranteed as referenced above. You are advised, for your protection, to send the share certificate and assignment form in separate envelopes if they are being mailed in for redemption.



Liquidation  requests  of  corporate,   partnership,   trust  and  custodianship
accounts,   and  accounts  under  court   jurisdiction   require  the  following
documentation to be in proper form:

Corporation - (1) Signature guaranteed letter of instruction from the authorized officers of the corporation and (2) a corporate resolution.

Partnership - (1) Signature guaranteed letter of instruction from a general partner and (2) pertinent pages from the partnership agreement identifying the general partners or a certification for a partnership agreement.



Trust - (1) Signature guaranteed letter of instruction from the trustees and (2) a copy of the pertinent pages of the trust document listing the trustees or a Certification for Trust if the trustees are not listed on the account registration.



Custodial (other than a retirement account) - Signature guaranteed letter of instruction from the custodian.

Accounts under court jurisdiction - Check court documents and applicable state law since these accounts have varying requirements, depending upon the state of residence.



Payment for redeemed shares will be sent to you within seven days after receipt of the request in proper form.

BY TELEPHONE

If you complete the Franklin Templeton Telephone Redemption Authorization Agreement (the "Agreement"), included with this Prospectus, you may redeem shares of the Fund by telephone, subject to the Restricted Account exception noted under "Telephone Transactions - Restricted Accounts". You may obtain additional information about telephone redemptions by writing to the Fund or Investor Services at the address shown on the cover or by calling 1-800/632-2301. THE FUND AND INVESTOR SERVICES WILL EMPLOY REASONABLE PROCEDURES TO CONFIRM THAT INSTRUCTIONS GIVEN BY TELEPHONE ARE GENUINE. YOU, HOWEVER, BEAR THE RISK OF LOSS IN CERTAIN CASES AS DESCRIBED UNDER "TELEPHONE TRANSACTIONS - VERIFICATION PROCEDURES."

If your account has a completed Agreement on file, redemptions of uncertificated shares or shares which have previously been deposited with the Fund or Investor Services may be made for up to $50,000 per day per Fund account. Telephone redemption requests received before the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) on any business day will be processed that same day. The redemption check will be sent within seven days, made payable to all the registered owners on the account, and will be sent only to the address of record.

Redemption requests by telephone will not be accepted within 30 days following an address change by telephone. In that case, you should follow the other redemption procedures set forth in this Prospectus. Institutional accounts (certain corporations, bank trust departments, qualified retirement plans and government entities which qualify to purchase shares at net asset value pursuant to the terms of this Prospectus) that wish to execute redemptions in excess of $50,000 must complete an Institutional Telephone Privileges Agreement which is available from the Franklin Templeton Institutional Services Department by calling 1-800/321-8563.

THROUGH SECURITIES DEALERS

The Fund will accept redemption orders from securities dealers who have entered into an agreement with Distributors. This is known as a repurchase. The only difference between a normal redemption and a repurchase is that if you redeem shares through a dealer, the redemption price will be the net asset value next calculated after your dealer receives the order which is promptly transmitted to the Fund, rather than on the day the Fund receives your written request in proper form. The documents described under "By Mail" above, as well as a signed letter of instruction, are required regardless of whether you redeem shares directly or submit such shares to a securities dealer for repurchase. Your letter should reference the Fund and the class, the account number, the fact that the repurchase was ordered by a dealer and the dealer's name. Details of the dealer-ordered trade, such as trade date, confirmation number, and the amount of shares or dollars, will help speed processing of the redemption. The seven-day period within which the proceeds of your redemption will be sent will begin when the Fund receives all documents required to complete ("settle") the repurchase in proper form. The redemption proceeds will not earn dividends or interest during the time between receipt of the dealer's repurchase order and the date the redemption is processed upon receipt of all documents necessary to settle the repurchase. Thus, it is in your best interest to have the required documentation completed and forwarded to the Fund as soon as possible. Your dealer may charge a fee for handling the order. See "How Do I Buy and Sell Shares?" in the SAI for more information on the redemption of shares.

CONTINGENT DEFERRED SALES CHARGE

In order to recover commissions paid to securities dealers, all or a portion of Class I investments of $1 million or more and any Class II investments redeemed within the contingency period (12 months for Class I and 18 months for Class II) will be assessed a contingent deferred sales charge, unless one of the exceptions described below applies. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the net asset value at the time of purchase of such shares, and is retained by Distributors. The contingent deferred sales charge is waived in certain instances.

In determining whether a contingent deferred sales charge applies, shares not subject to a contingent deferred sales charge are deemed to be redeemed first, in the following order: (i) a calculated number of shares representing amounts attributable to capital appreciation on shares held less than the contingency period; (ii) shares purchased with reinvested dividends and capital gain distributions; and (iii) other shares held longer than the contingency period. Shares subject to a contingent deferred sales charge will then be redeemed on a "first-in, first-out" basis. For tax purposes, a contingent deferred sales charge is treated as either a reduction in redemption proceeds or an adjustment to the cost basis of the shares redeemed.

The contingent deferred sales charge on each class of shares is waived, as applicable, for: exchanges; any account fees; distributions from an individual retirement plan account due to death or disability or upon periodic distributions based on life expectancy; tax-free returns of excess contributions from employee benefit plans; distributions from employee benefit plans, including those due to termination or plan transfer; redemptions initiated by the Fund due to an account falling below the minimum specified account size; redemptions following the death of the shareholder or beneficial owner; and redemptions through a Systematic Withdrawal Plan set up for shares prior to February 1, 1995, and for Systematic Withdrawal Plans set up thereafter, redemptions of up to 1% monthly of an account's net asset value (3% quarterly, 6% semiannually or 12% annually). For example, if a Class I account maintained an annual balance of $1,000,000, only $120,000 could be withdrawn through a once-yearly Systematic Withdrawal Plan free of charge. Any amount over that $120,000 would be assessed a 1% contingent deferred sales charge. Likewise, if a Class II account maintained an annual balance of $10,000, only $1,200 could be withdrawn through a once-yearly Systematic Withdrawal Plan free of charge.



All investments made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of that month and each subsequent month.



Unless otherwise specified, requests for redemptions of a SPECIFIED DOLLAR amount will result in additional shares being redeemed to cover any applicable contingent deferred sales charge, while requests for redemption of a SPECIFIC NUMBER of shares will result in the applicable contingent deferred sales charge being deducted from the total dollar amount redeemed.



ADDITIONAL INFORMATION REGARDING REDEMPTIONS

The Fund may delay the mailing of the redemption check, or a portion thereof, until the clearance of the check used to purchase Fund shares, which may take up to 15 days or more. Although the use of a certified or cashier's check will generally reduce this delay, shares purchased with these checks will also be held pending clearance.

Shares purchased by federal funds wire are available for immediate redemption.



The right of redemption may be suspended or the date of payment postponed if the Exchange is closed (other than customary closing) or upon the determination of the SEC that trading on the Exchange is restricted or an emergency exists, or if the SEC permits it, by order, for the protection of shareholders. Of course, the amount received may be more or less than the amount you invested, depending on fluctuations in the market value of securities owned by the Fund.

RETIREMENT PLAN ACCOUNTS

Retirement  plan  account   liquidations   require  the  completion  of  certain
additional forms to ensure compliance with IRS regulations. To liquidate a retirement plan account, you or your securities dealer may call Franklin's Retirement Plans Department to obtain the necessary forms.



Tax penalties will generally apply to any distribution from such plans to a participant under age 59 1/2, unless the distribution meets one of the exceptions set forth in the Code.



OTHER INFORMATION

Distribution or redemption checks sent to you do not earn interest or any other income during the time such checks remain uncashed and neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks.



"Cash" payments to or from the Fund may be made by check, draft or wire. The Fund has no facility to receive, or pay out, cash in the form of currency.

For  any  information  required  about a  proposed  liquidation,  you  may  call
Franklin's   Shareholder  Services  Department.   Securities  dealers  may  call
Franklin's Dealer Services Department.



TELEPHONE TRANSACTIONS

By calling Investor Services at 1-800/632-2301, you or your investment representative of record, if any, may be able to execute various telephone transactions, including to: (i) effect a change in address, (ii) change a dividend option (see "Restricted Accounts" below), (iii) transfer Fund shares in one account to another identically registered account in the Fund, (iv) request the issuance of certificates (to be sent to the address of record only) and (v) exchange Fund shares as described in this Prospectus by telephone. In addition, if you complete and file an Agreement as described under "How Do I Sell Shares?
- By Telephone" you will be able to redeem shares of the Fund.

VERIFICATION PROCEDURES

The Fund and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These will include: recording all telephone calls requesting account activity by telephone, requiring that the caller provide certain personal and/or account information requested by the telephone service agent at the time of the call for the purpose of establishing the caller's identification, and sending a confirmation statement on redemptions to the address of record each time account activity is initiated by telephone. So long as the Fund and Investor Services follow instructions communicated by telephone which were reasonably believed to be genuine at the time of their receipt, neither they nor their affiliates will be liable for any loss to you caused by an unauthorized transaction. The Fund and Investor Services may be liable for any losses due to unauthorized or fraudulent instructions in the event such reasonable procedures are not followed. You are, of course, under no obligation to apply for or accept telephone transaction privileges. In any instance where the Fund or Investor Services is not reasonably satisfied that instructions received by telephone are genuine, the requested transaction will not be executed, and neither the Fund nor Investor Services will be liable for any losses which may occur because of a delay in implementing a transaction.

RESTRICTED ACCOUNTS

Telephone redemptions and dividend option changes may not be accepted on Franklin Templeton retirement accounts. To assure compliance with all applicable regulations, special forms are required for any redemption, distribution or dividend payment changes. While the telephone exchange privilege is extended to Franklin Templeton IRA and 403(b) retirement accounts, certain restrictions may apply to other types of retirement plans.



To obtain further information regarding distribution or transfer procedures, including any required forms, retirement account shareholders may call to speak to a Retirement Plan Specialist at 1-800/527-2020.

GENERAL



During periods of drastic economic or market changes, it is possible that the telephone transaction privilege will be difficult to execute because of heavy telephone volume. In such situations, you may wish to contact your investment representative for assistance or send written instructions to the Fund as detailed elsewhere in this Prospectus.

Neither the Fund nor Investor Services will be liable for any losses resulting from your inability to execute a telephone transaction.

HOW ARE FUND SHARES VALUED?

The net asset value per share of each class of the Fund is determined as of the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. Many newspapers carry daily quotations of the prior trading day's closing "bid" (net asset value) and "ask" (offering price, which includes the maximum front-end sales charge of each class of shares of the
Fund).

The net asset value per share of each class is determined by deducting the aggregate gross value of all liabilities of each class from the aggregate gross value of all assets of each class, and then dividing the difference by the number of shares of the class outstanding. Assets in the Fund's portfolio are valued as described under "How Are Fund Shares Valued?" in the SAI.

Each class will bear, pro rata, all of the common expenses of the Fund, except that each class will bear the Rule 12b-1 fees payable under its respective plan. The net asset value of all outstanding shares of each class of the Fund will be computed on a pro rata basis based on the proportionate participation in the Fund represented by the value of shares of such class. Due to the specific distribution expenses and other costs that will be allocable to each class, the dividends paid to each class of the Fund may vary.

HOW DO I GET MORE INFORMATION ABOUT MY INVESTMENT?

Any questions or communications regarding your account should be directed to Investor Services at the address shown on the back cover of this Prospectus.

From a touch-tone phone, you may access an automated system (day or night) which offers the following features. By calling the Franklin TeleFACTS(R) system at 1-800/247-1753, you may obtain Class I and Class II account information, current price and, if available, yield or other performance information specific to the Fund or any Franklin Templeton Fund. In addition, Class I shareholders may process an exchange, within the same class, into an identically registered Franklin account and request duplicate confirmation or year-end statements and deposit slips.

Class I and Class II share codes for the Fund, which will be needed to access system information, are 139 and 239, respectively. The system's automated operator will prompt you with easy to follow step-by-step instructions from the main menu. Other features may be added in the future.

To assist you and securities dealers wishing to speak directly with a representative, the following list of Franklin departments, telephone numbers and hours of operation is provided. The same numbers may be used when calling from a rotary phone.

                                                                   HOURS OF OPERATION
                                                                   (PACIFIC TIME)
DEPARTMENT NAME                        TELEPHONE NO.               (MONDAY THROUGH FRIDAY)
Shareholder Services                   1-800/632-2301              5:30 a.m. to 5:00 p.m.
Dealer Services                        1-800/524-4040              5:30 a.m. to 5:00 p.m.
Fund Information                       1-800/DIAL BEN              5:30 a.m. to 8:00 p.m.
                                                                   8:30 a.m. to 5:00 p.m.
                                                                      (Saturday)
Retirement Plans                       1-800/527-2020              5:30 a.m. to 5:00 p.m.
TDD (hearing impaired)                 1-800/851-0637              5:30 a.m. to 5:00 p.m.




In order to ensure  that the  highest  quality  of  service  is being  provided, telephone calls placed to or by representatives in Franklin's service departments may be accessed, recorded and monitored. These calls can be determined by the presence of a regular beeping tone.



HOW DOES THE FUND MEASURE PERFORMANCE?

Advertisements, sales literature and communications to you may contain several measures of a class' performance, including current yield, various expressions of total return and current distribution rate. They may also occasionally cite statistics to reflect the Fund's volatility or risk.

Average annual total return figures as prescribed by the SEC represent the average annual percentage change in value of $1,000 invested at the maximum public offering price (offering price includes sales charge) for one-, five- and ten-year periods, or portion thereof, to the extent applicable, through the end of the most recent calendar quarter, assuming reinvestment of all distributions. The Fund may also furnish total return quotations for each class for other periods or based on investments at various sales charge levels or at net asset value. For such purposes, total return equals the total of all income and capital gain paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price.

Current yield for each class reflects the income per share earned by the Fund's portfolio investments. It is calculated for each class by dividing that class' net investment income per share during a recent 30-day period by the maximum public offering price for that class of shares on the last day of that period and annualizing the result.

Current yield for each class, which is calculated according to a formula prescribed by the SEC (see "General Information" in the SAI), is not indicative of the dividends or distributions which were or will be paid to the Fund's shareholders. Dividends or distributions paid to shareholders of a class are reflected in the current distribution rate, which may be quoted to you. The current distribution rate is computed by dividing the total amount of dividends per share paid by a class during the past 12 months by a current maximum offering price for that class of shares. Under certain circumstances, such as when there has been a change in the amount of dividend payout or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid during the period such policies were in effect, rather than using the dividends during the past 12 months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gain, and is calculated over a different period of time.



In each case, performance figures are based upon past performance, reflect all recurring charges against a class' income and will assume the payment of the maximum sales charge on the purchase of that class of shares. When there has been a change in the sales charge structure, the historical performance figures will be restated to reflect the new rate. The investment results of each class, like all other investment companies, will fluctuate over time; thus, performance figures should not be considered to represent what an investment may earn in the future or what a class' total return, current yield or distribution rate may be in any future period.

REPORTS TO SHAREHOLDERS



The Fund's  fiscal  year ends  October 31.  Annual  Reports  containing  audited financial statements of the Fund, including the auditors' report, and Semi-Annual Reports containing unaudited financial statements are automatically sent to shareholders. To reduce the volume of mail sent to each household, as well as to reduce Fund expenses, Investor Services will attempt to identify related shareholders within a household and send only one copy of the report. Additional copies may be obtained, without charge, upon request to the Fund at the telephone number or address set forth on the cover page of this Prospectus.

Additional information on Fund performance is included in the Fund's Annual Report to Shareholders and under "General Information" in the SAI.

ORGANIZATION AND VOTING RIGHTS

The Trust was organized as a Massachusetts business trust on December 16, 1986. The Agreement and Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest of $0.01 par value, which may be issued in any number of series and classes. Shares issued will be fully paid and non-assessable and will have no preemptive, conversion, or sinking rights. Shares of each series have equal and exclusive rights as to dividends and distributions as declared by such series and the net assets of such series upon liquidation or dissolution. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Additional series or classes may be added in the future by the Board.

Shares of each class represent proportionate interests in the assets of the Fund and have the same voting and other rights and preferences as the other class of the Fund for matters that affect the Fund as a whole. For matters that only affect a certain class of the Fund's shares, however, only shareholders of that class will be entitled to vote. Therefore each class of shares will vote separately on matters (1) affecting only that class, (2) expressly required to be voted on separately by class by state business trust law, or (3) required to be voted on separately by class by the 1940 Act, or the rules adopted thereunder. For instance, if a change to the Rule 12b-1 plan relating to Class I shares requires shareholder approval, only shareholders of Class I may vote on the change to the Rule 12b-1 plan affecting that class. Similarly, if a change to the Rule 12b-1 plan relating to Class II shares requires approval, only shareholders of Class II may vote on changes to such plan. On the other hand, if there is a proposed change to the investment objective of the Fund, the proposal would affect all shareholders, regardless of which class of shares they hold and, therefore, each share has the same voting rights.

Voting rights are noncumulative, so that in any election of trustees, the holders of more than 50% of the shares voting can elect all of the trustees, if they choose to do so, and in such event the holders of the remaining shares voting will not be able to elect any person or persons to the Board.

The Trust does not intend to hold annual shareholders meetings. The Trust may, however, hold a special shareholders meeting of a series for such purposes as changing fundamental investment restrictions, approving a new management agreement or any other matters which are required to be acted on by shareholders under the 1940 Act. A meeting may also be called by the trustees in their discretion or by shareholders holding at least ten percent of the outstanding shares of the Trust. Shareholders will receive assistance in communicating with other shareholders in connection with the election or removal of trustees such as that provided in Section 16(c) of the 1940 Act.

REDEMPTIONS BY THE FUND

The Fund reserves the right to redeem your shares, at net asset value, if your account has a value of less than $50, but only where the value of your account has been reduced by the prior voluntary redemption of shares and has been inactive (except for the reinvestment of distributions) for a period of at least six months, provided you are given advance notice. For more information, see "How Do I Buy and Sell Shares? in the SAI.

REGISTERING YOUR ACCOUNT

An account registration should reflect your intentions as to ownership. Where there are two co-owners on the account, the account will be registered as "Owner 1" AND "Owner 2"; the "or" designation is not used except for money market fund accounts. If co-owners wish to have the ability to redeem or convert on the signature of only one owner, a limited power of attorney may be used.



Accounts should not be registered in the name of a minor, either as sole or co-owner of the account. Transfer or redemption for such an account may require court action to obtain release of the funds until the minor reaches the legal age of majority. The account should be registered in the name of one "Adult" as custodian for the benefit of the "Minor" under the Uniform Transfer or Gifts to Minors Act.

A trust designation such as "trustee" or "in trust for" should only be used if the account is being established pursuant to a legal, valid trust document. Use of such a designation in the absence of a legal trust document may cause difficulties and require court action for transfer or redemption of the funds.

Shares, whether in certificate form or not, registered as joint tenants or "Jt Ten" shall mean "as joint tenants with rights of survivorship" and not "as tenants in common."



Except as indicated, you may transfer an account in the Fund carried in "street" or "nominee" name by your securities dealer to a comparably registered Fund account maintained by another securities dealer. Both the delivering and receiving securities dealers must have executed dealer agreements on file with Distributors. Unless a dealer agreement has been executed and is on file with Distributors, the Fund will not process the transfer and will so inform your delivering securities dealer. To effect the transfer, you should instruct the securities dealer to transfer the account to a receiving securities dealer and sign any documents required by the securities dealers to evidence consent to the transfer. Under current procedures, the account transfer may be processed by the delivering securities dealer and the Fund after the Fund receives authorization in proper form from your delivering securities dealer. Account transfers may be effected electronically through the services of the NSCC.

The Fund may conclusively accept instructions from you or your nominee listed in publicly available nominee lists, regardless of whether the account was initially registered in the name of or by you, your nominee, or both. If a securities dealer or other representative is of record on your account, you will be deemed to have authorized the use of electronic instructions on the account, including, without limitation, those initiated through the services of the NSCC, to have adopted as instruction and signature any such electronic instructions received by the Fund and Investor Services, and to have authorized them to execute the instructions without further inquiry. At the present time, such services which are available include the NSCC's "Networking," "Fund/SERV," and "ACATS" systems.



Any questions regarding an intended registration should be answered by the securities dealer handling the investment or by calling Franklin's Fund Information Department.

IMPORTANT NOTICE REGARDING TAXPAYER IRS CERTIFICATIONS

Pursuant to the Code and U.S. Treasury regulations, the Fund may be required to report to the IRS any taxable dividend, capital gain distribution, or other reportable payment (including share redemption proceeds) and withhold 31% of any such payments made to individuals and other non-exempt shareholders who have not provided a correct taxpayer identification number ("TIN") and made certain required certifications that appear in the Shareholder Application. You may also be subject to backup withholding if the IRS or a securities dealer notifies the Fund that the number furnished by you is incorrect or that you are subject to backup withholding for previous under-reporting of interest or dividend income.

The Fund reserves the right to (1) refuse to open an account for any person failing to provide a TIN along with the required certifications and (2) close an account by redeeming its shares in full at the then-current net asset value upon receipt of notice from the IRS that the TIN certified as correct by you is in fact incorrect or upon the failure of a shareholder who has completed an "awaiting TIN" certification to provide the Fund with a certified TIN within 60 days after opening the account.



FRANKLIN
GLOBAL GOVERNMENT
INCOME FUND

FRANKLIN INVESTORS SECURITIES TRUST

PROSPECTUS

MARCH 1, 1996

777 MARINERS ISLAND BLVD., P.O. BOX 7777
SAN MATEO, CA 94403-7777  1-800/DIAL BEN


Franklin Global Government Income Fund (the "Fund"), formerly known as Franklin Global Opportunity Income Fund, a non-diversified separate series of Franklin Investors Securities Trust (the "Trust"), seeks a high level of current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. The Fund seeks to achieve this objective through investing primarily in debt securities issued by domestic and foreign governments. There can, of course, be no assurance that the Fund's objective will be achieved.

The Fund offers two classes of shares: Franklin Global Government Income Fund - Class I ("Class I") and Franklin Global Government Income Fund - Class II ("Class II"). You can choose between Class I shares, which generally bear a higher front-end sales charge and lower ongoing Rule 12b-1 distribution fees ("Rule 12b-1 fees"), and Class II shares, which generally have a lower front-end sales charge and higher ongoing Rule 12b-1 fees. You should consider the differences between the two classes, including the impact of sales charges and Rule 12b-1 fees, in choosing the more suitable class given your anticipated investment amount and time horizon. See "How Do I Buy Shares? - Differences Between Class I and Class II."

This Prospectus is intended to set forth in a clear and concise manner information about the Fund that you should know before investing. After reading the Prospectus, you should retain it for future reference; it contains information about the purchase and sale of shares and other items which you will find useful to have.


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE
POSSIBLE LOSS OF PRINCIPAL.


A Statement of Additional Information (the "SAI") concerning the Fund, dated March 1, 1996, as may be amended from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to you. It has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. A copy is available without charge from the Fund or the Fund's principal underwriter, Franklin/Templeton Distributors, Inc. ("Distributors"), at the address or telephone number shown above.


THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY
REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM THE UNDERWRITER.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS                                           PAGE

Expense Table


Financial Highlights - How Has the Fund Performed?

What Is the Franklin Global Government Income Fund?

How Does the Fund Invest Its Assets?

What Are the Fund's Potential Risks?

Who Manages the Fund?

What Distributions Might I Receive from the Fund?

How Taxation Affects You and the Fund

How Do I Buy Shares?

What Programs and Privileges Are Available to Me as a Shareholder?

What If My Investment Outlook Changes? - Exchange Privilege

How Do I Sell Shares?


Telephone Transactions


How Are Fund Shares Valued?

How Do I Get More Information About My Investment?

How Does the Fund Measure Performance?

General Information


Registering Your Account


Important Notice Regarding
  Taxpayer IRS Certifications


Appendix




EXPENSE TABLE


The purpose of this table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly in connection with an investment in the Fund. These figures are based on the aggregate operating expenses of each class for the fiscal year ended October 31, 1995.


                                                     CLASS I            CLASS II
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on
Purchases (as a percentage of offering
price)                                                4.25%              1.00%+
Deferred Sales Charge                                None++            1.00%+++
Exchange Fee (per transaction)
                                                     $5.00*              $5.00*

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
Management Fees                                        0.58%              0.58%
Rule 12b-1 Fees                                      0.08%**            0.65%**
Other Expenses:
   Custodian Fees                       0.13%                0.13%
   Reports to Shareholders              0.06%                0.06%
   Other                                0.11%                0.11%
                                        -----                -----
Total Other Expenses                                   0.30%              0.30%
                                                      ------              -----
Total Fund Operating Expenses                          0.96%             1.53%
                                                       =====             =====



+Although Class II has a lower front-end sales charge than Class I, over time the higher Rule 12b-1 fees for Class II may cause you to pay more for Class II shares than for Class I shares. Given the maximum front-end sales charge and the rate of Rule 12b-1 fees of each class, it is estimated that this will take less than six years if you maintain total shares valued at less than $100,000 in the Franklin Templeton Funds. If your investments in the Franklin Templeton Funds are valued at $100,000 or more, you will reach the crossover point more quickly. See "How Do I Buy Shares? - Purchase Price of Fund Shares" for the definition of Franklin Templeton Funds and similar references.

++Class I investments of $1 million or more are not subject to a front-end sales charge; however, a contingent deferred sales charge of 1% is generally imposed on certain redemptions within a "contingency period" of 12 months of the calendar month of such investments. See "How Do I Sell Shares? - Contingent Deferred Sales Charge."

+++Class II shares redeemed within a "contingency period" of 18 months of the calendar month of such investments are subject to a 1% contingent deferred sales charge. See "How Do I Sell Shares? - Contingent Deferred Sales Charge."

*$5.00 fee imposed only on Timing Accounts as described under "What If My Investment Outlook Changes? - Exchange Privilege." All other exchanges are processed without a fee.

**The maximum amounts of Rule 12b-1 fees allowed pursuant to the Class I and Class II distribution plans are 0.15% and 0.65%, respectively. See "Who Manages the Fund? - Plans of Distribution." Consistent with National Association of Securities Dealers, Inc.'s rules, it is possible that the combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charges permitted under those same rules.

You should be aware that the above table is not intended to reflect in precise detail the fees and expenses associated with an investment in the Fund. Rather, the table has been provided only to assist you in gaining a more complete understanding of fees, charges and expenses. For a more detailed discussion of these matters, you should refer to the appropriate sections of this Prospectus.

EXAMPLE

As required by SEC regulations, the following example illustrates the expenses, including the maximum front-end sales charge and applicable contingent deferred sales charge, that apply to a $1,000 investment in the Fund over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period.


                ONE YEAR        THREE YEARS    FIVE YEARS      TEN YEARS
CLASS I         $52*            $72            $93             $155
CLASS II        $35             $58            $93             $191
*Assumes that a contingent deferred sales charge will not apply to Class I shares.

You would pay the following expenses on the same investment, assuming no redemption.

                ONE YEAR        THREE YEARS    FIVE YEARS      TEN YEARS
CLASS II        $25             $58            $93             $191

THIS EXAMPLE IS BASED ON THE AGGREGATE ANNUAL OPERATING EXPENSES SHOWN ABOVE AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. The operating expenses are borne by the Fund and only indirectly by you as a result of your investment in the Fund. In addition, federal securities regulations require the example to assume an annual return of 5%, but the Fund's actual return may be more or less than 5%.

FINANCIAL HIGHLIGHTS - HOW HAS THE FUND PERFORMED?


Set forth below is a table containing the financial highlights for a share of Class I of the Fund throughout the fiscal periods from the effective date of registration (March 15, 1988) to October 31, 1995; and for a share of Class II of the Fund from its inception (May 1, 1995) through fiscal year ended October 31, 1995. The information for each of the periods ended in 1991 or later has been audited by Coopers & Lybrand L.L.P., independent auditors, whose audit report appears in the Fund's Annual Report to Shareholders dated October 31, 1995. The remaining figures, which are also audited, are not covered by the auditors' current report. See "Reports to Shareholders" under "General Information" in this Prospectus.





                        Per Share Operating Performance+                                              Ratios/Supplemental Data
                  ________________________________________________                                  ___________________________
                                    Total
                                    From   Distri-    Distri-
      Net Asset  Net   Net Realized Invest butions    butions                        Net Asset      Net Assets Ratio of Ratio of Net
       Values   Invest & Unrealized ment   From Net   From    Distributions  Total   Value            at End   Expenses   Income
PeriodBeginning ment   Gains(Losses)Opera- Investment Capital From Return+++ Distri- at End   Total   of Year  to Average to Average
Ended of Year  Income  on Securitiestions  Income     Gains   of Capital    bution  of Year Return++(in 000's)Net Assets**Net Assets

Class I Shares:
19891  $10.00 $ .66     $ .296    $ .956  $ (.558)   $(.008)  $ -            $ (.566) $10.39  9.52%    $ 5,604    -%       9.92%*
1990    10.39  1.11      (.804)     .306   (1.116)      -       -             (1.116)   9.58  2.69      12,421   .03      11.97
1991     9.58  1.05      (.174)     .876   (1.107)    (.009)    -             (1.116)   9.34  9.27      29,660   .25      11.80
1992     9.34   .86       .246     1.106    (.900)    (.156)    -             (1.056)   9.39 12.15      78,911   .50       7.87
1993     9.39   .83      (.698)     .132    (.713)    (.075)  (.124)           (.912)   8.61  1.08     153,899   .72       7.08
19932    8.61   .58       .716     1.296    (.576)      -       -              (.576)   9.33 15.14     195,627   .77*      6.74*
1994     9.33  1.30     (1.806)    (.506)   (.078)    (.083)  (.603)           (.764)   8.06 (5.72)    187,204   .89       8.54
1995     8.06   .67       .290      .960    (.645)      --    (.065)           (.710)   8.31 12.65     164,970   .96       8.29

Class II Shares: +++
19953    8.03  0.31      0.301     0.611   (0.301)      --   (0.030)          (0.331)   8.31  7.09       1,193  1.54*      7.41*

Period            Portfolio
Ended             Turnover
Class              Rate
19891                2.05%
 1990                41.34
 1991                72.21
 1992               155.40
 1993                49.20
 19932               67.36
 1994                80.69
 1995               103.49

Class II Shares: +++
19953               103.49




1For the period March 15, 1988 (effective date of registration) to January 31, 1989.

2For the nine months ended October 31, resulting from a change in fiscal year from January 31.

3For the period May 1, 1995 to October 31, 1995

+Selected data for a share of capital stock outstanding throughout the period.

++Total return measures the change in value of an investment over the periods indicated and is not annualized. It does not include the maximum front-end sales charge or the contingent deferred sales charge, and assumes reinvestment of dividends and capital gain, if any, at net asset value. Prior to May 1, 1994, with the implementation of the Rule 12b-1 distribution plan, dividends were reinvested at the maximum offering price.

+++Ratios have been calculated using daily average net assets during the period.

*Annualized

**During the periods indicated, Franklin Advisers, Inc., the investment manager, agreed in advance to waive a portion of its management fees and made payments of other expenses incurred by the Fund. Had such action not been taken, the ratios of operating expenses to average net assets would have been as follows:

             19891                               1.71%*
             1990                                .96
             1991                                .87
             1992                                .80
             19932                               .73

WHAT IS THE FRANKLIN GLOBAL GOVERNMENT INCOME FUND?

The Fund is a non-diversified series of the Trust, which is an open-end management investment company commonly called a "mutual fund." The Trust was organized as a Massachusetts business trust on December 16, 1986, and registered with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund has two classes of shares of beneficial interest ("multiclass" structure) with a par value of $.01 per share: Franklin Global Government Income Fund - Class I and Franklin Global Government Income Fund - Class II. All Fund shares outstanding before May 1, 1995 have been redesignated as Class I shares and will retain their previous rights and privileges, except for legally required modifications to shareholder voting procedures, as discussed in "General Information - Organization and Voting Rights." The Fund and the other series of the Trust each issue a separate series of shares of beneficial interest, each a separate entity with its own investment objective and policies and varying possibilities for income or capital appreciation, and each subject to varying market risks.

You may purchase shares of the Fund (minimum investment of $100 initially and $25 thereafter) at the current public offering price. The current public offering price of the Class I shares is equal to the net asset value (see "How Are Fund Shares Valued?" in this Prospectus and the SAI), plus a variable sales charge not exceeding 4.25% of the offering price depending upon the amount invested. The current public offering price of the Class II shares is equal to the net asset value, plus a sales charge of 1% of the amount invested. Please see "How Do I Buy Shares?"

HOW DOES THE FUND INVEST ITS ASSETS?

The Fund's principal investment objective is to provide high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. The objective is a fundamental policy of the Fund and may not be changed without shareholder approval. The Fund seeks to achieve its objective by investing primarily in securities issued by both domestic and foreign governments. Investments will be selected to provide a high current yield and currency stability, or a combination of yield, capital appreciation or currency appreciation consistent with the Fund's objective. The Fund may also seek to protect or enhance income, or protect capital, through the use of forward currency exchange contracts, options, futures contracts and interest rate swaps, all of which may be considered to be "derivatives". A detailed description of these financial transactions is included under "Special Strategies." The risk considerations involved in global investing generally are included under "Special Considerations with Respect to Global Investing."

The Fund Is a Global Fund: As a global fund, the Fund may invest in securities issued in any currency and may hold foreign currency. Under normal circumstances, at least 65% of the Fund's assets will be invested in government securities of issuers located in at least three countries, one of which may be the United States ("U.S."). Securities of issuers within a given country may be denominated in the currency of another country, or in multinational currency units such as the European Currency Unit ("ECU").

The Fund will allocate its assets among securities of various issuers, geographic regions, and currency denominations in a manner which is consistent with its objectives based upon relative interest rates among currencies, the outlook for changes in these interest rates, and anticipated changes in worldwide exchange rates. In considering these factors, a country's economic and political conditions such as inflation rate, growth prospects, global trade patterns and government policies will be evaluated.

The Fund's assets will be invested principally within Australia, Canada, Japan, New Zealand, the U.S. and Western Europe, and in securities denominated in the currencies of these countries or denominated in multinational currency units such as the ECU. The Fund may also acquire securities and currency in less developed countries and in developing countries, which investments may involve greater exposure to the risks ordinarily associated with foreign investing. See "Special Considerations with Respect to Global Investing," below. The Fund's manager does not currently expect the Fund's investments in less developed and developing countries to exceed 20% of the Fund's total net assets.

Investments will not be made in securities of foreign countries issued without stock certificates or comparable stock documents. Securities which are acquired by the Fund outside the U.S. and which are publicly traded in the U.S. on a foreign securities exchange or in a foreign securities market are not considered by the Fund to be illiquid assets so long as the Fund acquires and holds the securities with the intention of reselling the securities in the foreign trading market, the Fund reasonably believes it can readily dispose of the securities for cash in the U.S. or foreign market, and current market quotations are readily available.

The Fund is also authorized to invest in debt securities of supranational entities denominated in any currency. A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank, the European Investment Bank and the Asian Development Bank. The Fund may, in addition, invest in debt securities denominated in ECU of an issuer in any country (including supranational issuers). The Fund is further authorized to invest in "semi-governmental securities," which are debt securities issued by entities owned by either a national, state or equivalent government or are obligations of such a government jurisdiction which are not backed by its full faith and credit and general taxing powers.

TYPE OF SECURITIES THE FUND MAY PURCHASE

The Fund is authorized to invest in securities issued by domestic and foreign governments and their political subdivisions, including the U.S. government, its agencies, and authorities or instrumentalities ("U.S. government securities") and supranational organizations and in securities issued by foreign and domestic corporations, banks, and other business organizations.

The Fund may purchase and sell forward currency exchange contracts, options on currencies and securities, and futures contracts and options thereon, if such transactions are believed to be consistent with the Fund's objectives. A further discussion of these transactions is included under "Special Strategies."

Under normal economic conditions, at least 65% of the Fund's total assets will be invested in fixed-income securities such as bonds, notes and debentures. The remaining 35% may be invested, to the extent available and permissible, in equity securities, foreign or domestic currency deposits or equivalents such as short-term U.S. Treasury notes or repurchase agreements. Some of the fixed-income securities may be convertible into common stock or be traded together with warrants for the purchase of common stocks, although the Fund has no current intention of converting such securities into equity or holding them as equity upon such conversion.

The Fund may invest in debt securities with varying maturities. Under current market conditions, it is expected that the dollar-weighted average maturity of the Fund's investments will not exceed 15 years. Generally, the portfolio's average maturity will be shorter when, in the opinion of the Fund's investment manager, interest rates worldwide or in a particular country are expected to rise, and longer when interest rates are expected to fall.

Other fixed-income securities of both domestic and foreign issuers in which the Fund may invest include preferred and preference stock and all types of long-term or short-term debt obligations, such as bonds, debentures, notes, commercial paper, equipment lease certificates, equipment trust certificates and conditional sales contracts. Additional information concerning these three latter categories is included in the Statement of Additional Information. These fixed-income securities may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer; participation based on revenues, sales or profits; or the purchase of common stock in a unit transaction (where an issuer's debt securities and common stock are offered as a unit). The Fund will limit its investments in warrants, valued at the lower of cost or market, to 5% of the Fund's net assets or to warrants attached to securities.

The Fund may invest in obligations of domestic and foreign banks which, at the date of investment, have total assets (as of the date of their most recently published financial statements) in excess of one billion dollars (or foreign currency equivalent at then current exchange rates).

The Fund is also authorized to acquire loan participations in which the Fund will purchase from a lender a portion of a larger loan which it has made to a borrower. Generally, such loan participations are sold without guarantee or recourse to the lending institution and are subject to the credit risks of both the borrower and the lending institution. Such loan participations, however, may enable the Fund to acquire an interest in a loan from a financially strong borrower, which the Fund could not do directly. Further information is included in the Statement of Additional Information.


OTHER INVESTMENT POLICIES

As a non-diversified fund, there is no restriction under the 1940 Act on the percentage of the Fund's assets that may be invested at any time in the securities of any issuer. However, the Fund intends to comply with the diversification and other requirements of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies so that the Fund will not be subject to U.S. federal income tax on the income and capital gain that it distributes to shareholders. Nevertheless, the Fund's nondiversified status may expose it to greater risk or volatility than diversified funds with otherwise similar investment policies, since the Fund may have a larger portion of its assets invested in securities of a small number of issuers.

Under normal market conditions, the Fund will have at least 65% of its total assets invested in securities issued or guaranteed by domestic and foreign governments. Securities issued by central banks which are guaranteed by their national governments are considered to be government securities. Bonds of foreign governments or their agencies which may be purchased by the Fund may be less secure than those of U.S. government issuers.

During periods when the Fund's investment manager believes that the Fund should be in a temporary defensive position, the Fund may have less than 25% of its assets concentrated in such foreign government securities and may invest instead in U.S. government securities. Such U.S. government securities which may be purchased by the Fund may include (i) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturities of one to 10 years), and U.S. Treasury bonds (generally maturities of greater than 10 years), all of which are backed by the full faith and credit of the U.S. government; and (ii) obligations issued or guaranteed by U.S. government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association); some of which are supported by the right of the issuer to borrow from the U.S. government (e.g., obligations of Federal Home Loan Banks); and some of which are backed only by the credit of the issuer itself (e.g., obligations of the Student Loan Marketing Association).

When investing for defensive purposes is appropriate, such as during periods of adverse market conditions, or when relative yields in other securities are not deemed attractive, part or all of the Fund's assets may be invested in cash (including foreign currency) or cash equivalent short-term obligations, including, but not limited to: certificates of deposit, commercial paper, short-term notes, obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, and repurchase agreements secured thereby. In particular, for defensive purposes a larger portion of the Fund's assets may be invested in U.S. dollar denominated obligations to reduce the risks inherent in non-dollar denominated assets.

SPECIAL STRATEGIES

The Fund intends to pursue its fundamental investment objective previously described through the investment strategies and practices involving the "derivative" securities and transactions described in this section. These practices and strategies are not fundamental policies of the Fund and may be changed at the discretion of the Board of Trustees without prior notice or shareholder approval. While there are no specific limits on the Fund's use of these practices other than those limits stated below, the Fund only engages in these practices for hedging purposes, or in other words for the purpose of protecting against declines in the value of the Fund's portfolio securities and the income on these securities. The production of additional income may at times be a secondary purpose of these practices.

FORWARD CURRENCY EXCHANGE CONTRACTS: The Fund may enter into forward currency exchange contracts ("Forward Contract[s]") to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies or to enhance income. A Forward Contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers.

The Fund may construct an investment position by combining a debt security denominated in one currency with a Forward Contract calling for the exchange of that currency for another currency. The investment position is not itself a security but is a combined position (i.e., a debt security coupled with a Forward Contract) that is intended to be similar in overall performance to a debt security denominated in the currency purchased.

For example, an Italian lira-denominated position could be constructed by purchasing a German mark-denominated debt security and simultaneously entering into a Forward Contract to exchange an equal amount of marks for lira at a future date and at a specified exchange rate. With such a transaction, the Fund may be able to receive a return that is substantially similar from a yield and currency perspective to a direct investment in lira debt securities while achieving other benefits from holding the underlying security. The Fund may experience slightly different results from its use of such combined investment positions as compared to its purchase of a debt security denominated in the particular currency subject to the Forward Contract. Such difference may be enhanced or offset by premiums which may be available in connection with the Forward Contract.

The Fund may also enter into a Forward Contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Additionally, for example, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency; or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract to buy that foreign currency for a fixed dollar amount.

The Fund sets aside or segregates sufficient cash, cash equivalents or readily marketable debt securities held by its custodian bank as deposits for commitments created by open forward contracts. The Fund will cover any commitments under these contracts to sell currency by owning or acquiring the underlying currency (or an absolute right to acquire such currency). The segregated account will be marked to market on a daily basis. The ability of the Fund to enter into Forward Contracts is limited only to the extent such Forward Contracts would, in the opinion of the investment manager, impede portfolio management or the ability of the Fund to honor redemption requests.

Forward Contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies or between foreign currencies. Unanticipated changes in currency exchange rates also may result in poorer overall performance for the Fund than if it had not entered into such contracts.

OPTIONS ON U.S. AND FOREIGN SECURITIES: The Fund intends to write covered put and call options and purchase put and call options on U.S. or foreign securities that are traded on U.S. and foreign securities exchanges and in over-the-counter markets.

Call options written by the Fund give the holder the right to buy the underlying security from the Fund at a stated exercise price upon exercising the option at any time prior to its expiration. A call option written by the Fund is "covered" if the Fund owns or has an absolute right (such as by conversion) to the underlying security covered by the call. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held is (a) equal to or less than the exercise price of the call written, or (b) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, government securities or other high grade debt obligations in a segregated account with its custodian.

Put options written by the Fund give the holder the right to sell the underlying security to the Fund at a stated exercise price. A put option written by the Fund is "covered" if the Fund maintains cash or high grade debt obligations with a value equal to the exercise price in a segregated account with its custodian bank, or else holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written.

The premium paid by the purchaser of an option will generally reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand, and current interest rates.

The writer of an option who wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the Options Clearing Corporation or otherwise economically nullified. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased.

Effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security. There is no guarantee in any particular situation that either a closing purchase or a closing sale transaction can be effected.

The writer of an option may have no control over when the underlying securities must be sold in the case of a call option, or purchased in the case of a put option, since the writer of certain options may be assigned an exercise notice at any time prior to the expiration of the option. Whether or not an option expires unexercised, the writer retains the amount of the premium.

An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing sale transactions in particular options held by the Fund, with the result that the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction with respect to options it has written in a secondary market, it will not be able to sell the underlying security or other asset covering the option until the option expires or it delivers the underlying security or asset upon exercise.

The risks of transactions in options on foreign exchanges are similar to the risks of investing in foreign securities, which are also described under "Special Considerations with Respect to Global Investing" herein. In addition, a foreign exchange may impose different exercise and settlement terms and procedures and margin requirements than a U.S. exchange.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option plus transaction costs.

The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option. Unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

The ability of the Fund to engage in options transactions is subject to the following limitations: a) not more than 5% of the total assets of the Fund may be invested in options (when aggregated with straddles and spreads); b) the obligations of the Fund under put options written by the Fund may not exceed 50% of the net assets of the Fund; and c) the aggregate premiums on all options purchased by the Fund may not exceed 20% of the net assets of the Fund.

A further discussion of the use, risks and costs of options is included in the Statement of Additional Information.

OPTIONS ON FOREIGN CURRENCIES: The Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter) for hedging purposes to protect against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities or other assets to be acquired. As in the case of other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. A further discussion of the use, risks and costs of options on foreign currencies is included in the Statement of Additional Information.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS: The Fund may enter into contracts for the purchase or sale for future delivery of debt securities ("Futures Contracts") and may purchase or write options to buy or sell Futures Contracts traded on U.S. and foreign exchanges ("Options on Futures Contracts"). These investment techniques are designed only to hedge against anticipated future changes in interest rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date. Should interest rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of Futures Contracts or Options on Futures Contracts or may realize a loss. A further discussion of the use, risks and costs of Futures Contracts and Options on Futures Contracts is included in the Statement of Additional Information.

The trustees have adopted the requirement that Futures Contracts and Options on Futures Contracts may only be used for hedging purposes and not for speculation. In addition to complying with this requirement, the Fund will not purchase or sell Futures Contracts and Options on Futures Contracts if immediately thereafter the amount of initial margin deposits on all the futures positions of the Fund and premiums paid on Options on Futures Contracts would exceed 5% of the market value of the total assets of the Fund.

The Fund's investment in options, futures contracts and forward contracts, options on futures contracts, including transactions involving actual or deemed short sales, may give rise to taxable income, gain or loss and will be subject to special tax treatment under certain mark-to-market and straddle rules, the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gains and losses into ordinary income and losses, convert long-term capital gains into short-term capital gains, and convert short-term capital losses into long-term capital losses. These rules could, therefore, affect the amount, timing and character of distributions to shareholders. Certain elections may be available to the Fund to mitigate some of the unfavorable consequences of the provisions described in this paragraph. These investments and transactions are discussed in the Statement of Additional Information.


Lower Rated Debt Obligations. The Fund may invest in high yield, high risk, lower rated debt obligations that are rated at least B by Moody's Investors Service, Inc. ("Moody's"), or Standard & Poor's Corporation ("S&P"), or if unrated, are at least of comparable quality as determined by the Manager. The Fund currently holds approximately 11.38% in lower rated investments and may in the future increase this percentage, but such investments will not exceed 35% of the Fund's net assets. Many debt obligations of foreign issuers, and especially developing markets issuers, are not rated by U.S. rating agencies and their selection depends on the Manager's internal analysis. Securities rated BB or lower (sometimes referred to as "junk bonds") are regarded as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and therefore involve special risks. See "Risk Considerations - High Yielding, Fixed-Income Securities," the "Appendix" for a discussion of the rating categories, and the "Asset Composition Table" for the ratings of the debt obligations in the Fund as of October 31, 1995.


RISK CONSIDERATIONS - HIGH YIELDING, FIXED-INCOME SECURITIES

Because of the Fund's ability to invest in higher yielding, higher risk securities, an investment in the Fund is accompanied by a higher degree of risk than is present with an investment in higher rated, lower yielding securities. Accordingly, an investment in the Fund should not be considered a complete investment program and should be carefully evaluated for its appropriateness in light of your overall investment needs and goals. If you are on a fixed income or retired, you should also consider the increased risk of loss to principal which is present with an investment in higher risk securities such as those in which the Fund invests.

The market value of lower rated, fixed-income securities and unrated securities of comparable quality, commonly known as junk bonds, tends to reflect individual developments affecting the issuer to a greater extent than the market value of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower rated securities also tend to be more sensitive to economic conditions than higher rated securities. These lower rated fixed-income securities are considered by the rating agencies, on balance, to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories. Even bonds rated BBB by S&P or Baa by Moody's, ratings which are considered investment grade, possess some speculative characteristics.

Issuers of high yielding, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with acquiring the securities of such issuers is generally greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yielding securities may experience financial stress. During these periods, such issuers may not have sufficient cash flow to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. The Fund's portfolio has never contained issues in default. Current prices for defaulted bonds are generally significantly lower than their purchase price, and the Fund may have unrealized losses on such defaulted securities which are reflected in the price of the Fund's shares. In general, securities which default lose much of their value in the time period prior to the actual default so that the Fund's net assets are impacted prior to the default. The Fund may retain an issue which has defaulted because such issue may present an opportunity for subsequent price recovery.

High yielding, fixed-income securities frequently have call or buy-back features which permit an issuer to call or repurchase the securities from the Fund. Although such securities are typically not callable for a period from three to five years after their issuance, if a call were exercised by the issuer during periods of declining interest rates, the Fund manager may find it necessary to replace such securities with lower yielding securities which could result in less net investment income to the Fund. The premature disposition of a high yielding security due to a call or buy-back feature, the deterioration of the issuer's creditworthiness, or a default may also make it more difficult for the Fund to manage the timing of its receipt of income, which may have tax implications. The Fund may be required under the Code and U.S. Treasury regulations to accrue income for income tax purposes on defaulted obligations and to distribute such income to the Fund's shareholders even though the Fund is not currently receiving interest or principal payments on such obligations. In order to generate cash to satisfy any or all of these distribution requirements, the Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

The Fund may have difficulty disposing of certain high yielding securities because there may be a thin trading market for a particular security at any given time. The market for lower rated, fixed-income securities generally tends to be concentrated among a smaller number of dealers than is the case for securities which trade in a broader secondary retail market. Generally, purchasers of these securities are predominantly dealers and other institutional buyers, rather than individuals. To the extent the secondary trading market for a particular high yielding, fixed-income security does exist, it is generally not as liquid as the secondary market for higher rated securities. Reduced liquidity in the secondary market may have an adverse impact on market price and the Fund's ability to dispose of particular issues, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. Current values for these high yield issues are obtained from pricing services and/or a limited number of dealers and may be based upon factors other than actual sales. (See "How Are Fund Shares Valued?" in this Prospectus and in the SAI.)

The Fund is authorized to acquire high yielding, fixed-income securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. While many high yielding securities have been sold with registration rights, covenants and penalty provisions for delayed registration, if the Fund is required to sell such restricted securities before the securities have been registered, it may be deemed an underwriter of such securities under the Securities Act of 1933, which entails special responsibilities and liabilities. The Fund may incur special costs in disposing of such securities; however, the Fund will generally incur no costs when the issuer is responsible for registering the securities.

The Fund may acquire high yielding, fixed-income securities during an initial underwriting. Such securities involve special risks because they are new issues. The Fund has no arrangement with its underwriters or any other person concerning the acquisition of such securities, and the investment manager will carefully review the credit and other characteristics pertinent to such new issues.

The high yield securities market is relatively new and much of its growth prior to 1990 paralleled a long economic expansion. The recent recession disrupted the market for high yielding securities and adversely affected the value of outstanding securities and the ability of issuers of such securities to meet their obligations. Those adverse effects may continue even as the economy recovers. Factors adversely impacting the market value of high yielding securities will adversely impact the Fund's net asset value. For example, the highly publicized defaults of some high yield issuers in 1989 and 1990 and concerns regarding a sluggish economy which continued in 1993, depressed the prices for many these securities. However, while market prices may be temporarily depressed due to these facts, the ultimate securitiy price will generally reflect the true operating results of the corporation. The Fund will rely on the investment manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the investment manager will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

ASSET COMPOSITION TABLE

A credit rating by a rating agency evaluates only the safety of principal and interest of the bond, and does not consider the market value risk associated with an investment in such a bond. The table below shows the percentage invested in each of the specific S&P rating categories and those that are not rated by a rating agency but deemed by the investment manager to be of the same credit quality. The information was prepared based on a dollar weighted average of the Funds portfolio composition based on month-end assets for each of the 12 months in the fiscal year ended October 31, 1995. The Appendix includes a description of each rating category.


                                    AVERAGE WEIGHTED
S&P RATING                          PERCENTAGE OF ASSETS
AAA                                             37.28%
AA+                                             22.75%
AA-                                             24.15%
AA                                               2.15%
A                                               0.87%
BBB*                                            1.43%
BB+                                             1.69%
B**                                             9.69%


*All of these securities are unrated by a rating agency.

**.58% of these securities, which are unrated by a rating agency, have been included in the B rating category.



OTHER INVESTMENT PRACTICES

LENDING OF PORTFOLIO SECURITIES. Consistent with procedures approved by the Board of Trustees and subject to the following conditions, the Fund may lend its portfolio securities to qualified securities dealers or other institutional investors, provided that such loans do not exceed 30% of the value of the Fund's total assets at the time of the most recent loan. The borrower must deposit with the Fund's custodian collateral with an initial market value of at least 102% of the initial market value of the securities loaned, including any accrued interest, with the value of the collateral and loaned securities marked-to-market daily to maintain collateral coverage of at least 100%. Such collateral shall consist of cash, securities issued by the U.S. Government, its agencies or instrumentalities, or irrevocable letters of credit. The lending of securities is a common practice in the securities industry. The Fund engages in security loan arrangements with the primary objective of increasing the Fund's income either through investing the cash collateral in short-term interest bearing obligations or by receiving a loan premium from the borrower. Under the securities loan agreement, the Fund continues to be entitled to all dividends or interest on any loaned securities. As with any extension of credit, there are risks of delay in recovery and loss of rights in the collateral should the borrower of the security fail financially.

WHEN-ISSUED SECURITIES: Securities may be purchased by the Fund on a "when-issued" or on a "forward delivery" basis, which means that the obligations will be delivered at a future date beyond customary settlement time. Although the Fund is not limited to the amount of securities for which it may have commitments to purchase on such basis, it is expected that under normal circumstances, the Fund will not commit more than 30% of its assets to such purchases. The Fund does not pay for the securities until received nor does it start earning interest on them until it is notified of the settlement date. In order to invest its assets immediately, while awaiting delivery of securities purchased on such basis, the Fund will normally invest the amount required to settle the transaction in short-term securities that offer same-day settlement and earnings, but which may bear interest at a lower rate than longer term securities.

When the Fund commits to purchase a security on a when-issued or forward delivery basis, it will set up segregated accounts, as described in "Forward Currency Exchange Contracts" above, concerning such purchases. Although the Fund does not intend to make such purchases for speculative purposes, purchases of securities on such basis may involve more risk than other types of purchases. For example, if the Fund determines it is necessary to sell the when-issued or forward delivery securities before delivery, it may incur a gain or a loss because of market fluctuations since the time the commitment to purchase such securities was made.

REPURCHASE AGREEMENTS: The Fund may engage in repurchase transactions, in which the Fund purchases a U.S. government security subject to resale to a bank or dealer at an agreed-upon price and date. The transaction requires the collateralization of the seller's obligation by the transfer of securities with an initial market value, including accrued interest, equal to at least 102% of the dollar amount invested by the Fund in each agreement, with the value of the underlying security marked to market daily to maintain coverage of at least 100%. A default by the seller might cause the Fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Fund might also incur disposition costs in liquidating the collateral. The Fund, however, intends to enter into repurchase agreements only with financial institutions such as broker-dealers and banks which are deemed creditworthy by the Fund's investment manager. A repurchase agreement is deemed to be a loan by the Fund under the 1940 Act. The U.S. government security subject to resale (the collateral) will be held on behalf of the Fund by a custodian approved by the Fund's Board and will be held pursuant to a written agreement.

REVERSE REPURCHASE AGREEMENTS. The Fund may also enter into reverse repurchase agreements which are the opposite of repurchase agreements but involve similar mechanics and risks. The Fund sells securities to a bank or broker and agrees to repurchase them at a mutually agreed price and date. Cash or liquid high-grade debt securities having an initial market value, including accrued interest, equal to at least 102% of the dollar amount sold by the Fund are segregated as collateral and marked to market daily to maintain coverage of at least 100%. A default by the purchaser might cause the Fund to experience a loss or delay in the liquidation costs. The Fund intends to enter into reverse repurchase agreements with domestic or foreign banks or securities dealers. The investment manager will evaluate the creditworthiness of these entities prior to engaging in such transactions, under the general supervision of the Board of Trustees.

The general investment practices described above may be changed without shareholder approval and no assurances can be given that they will in any event accomplish the results intended.


INVESTMENT RESTRICTIONS

BORROWING: The Fund may borrow from banks, for temporary or emergency purposes only, up to 30% of its total assets, and pledge up to 30% of its total assets in connection therewith. No new investments will be made by the Fund while any outstanding borrowings exceed 5% of its total assets.

ILLIQUID SECURITIES: It is the policy of the Fund that illiquid securities (a term which means securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which the Fund has valued the securities) may not constitute, at the time of purchase or at any time, more than 10% of the value of the total net assets of the Fund. The Fund may only invest in illiquid securities, as set forth above, to the extent such securities would otherwise qualify as permissible investments for the Fund.

The Fund is subject to a number of additional investment restrictions, some of which, like the Fund's investment objectives, have been adopted as fundamental policies of the Fund and may only be changed with the approval of a majority of the outstanding voting securities of the Fund. A list of these restrictions and more information concerning the policies discussed herein is included in the Statement of Additional Information.

HOW YOU PARTICIPATE
IN THE RESULTS OF THE FUND'S ACTIVITIES

The assets of the Fund are invested in portfolio securities. If the securities owned by the Fund increase in value, the value of the shares of the Fund which you own will increase. If the securities owned by the Fund decrease in value, the value of your shares will also decline. In this way, you participate in any change in the value of the securities owned by the Fund.

In addition to the factors which affect the value of individual securities, as described in the preceding sections, you may anticipate that the value of Fund shares will fluctuate with movements in the broader equity and bond markets.

Changes in the prevailing rates of interest in any of the countries in which the Fund is invested will likely affect the value of the Fund's holdings and thus the value of Fund shares. Increased rates of interest which frequently accompany higher inflation and/or a growing economy are likely to have a negative effect on the value of Fund shares. In addition, changes in currency valuations will impact the price of Fund shares. History reflects both increases and decreases in interest rates in individual countries and throughout the world, and in currency valuations, and these may reoccur unpredictably in the future.

To the extent the Fund's investments consist of common stocks, a decline in the stock market of any country in which the Fund is invested, expressed for example by a drop in a domestic or foreign equity based index, may also be reflected in declines in the Fund's share price. History reflects both increases and decreases in interest rates, currency valuations and stock market indexes in individual countries and throughout the world, and these may reoccur unpredictably in the future.

WHAT ARE THE FUND'S POTENTIAL RISKS?

Investment in shares of the Fund may not be appropriate for all investors and should not be considered as a complete investment program. Each prospective investor should take into account overall investment objectives as well as other investments made when considering the purchase of shares of the Fund. The value of the investments held by the Fund will generally vary inversely with changes in prevailing interest rates, and the extent of such variance will generally depend upon the maturities of the instruments held by the Fund.

The Fund may invest in debt securities denominated in U.S. and foreign currencies. A change in the value of any such foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's assets denominated in the foreign currency. Such changes will also affect the Fund's yield, income and distributions to shareholders. In addition, although the Fund receives income in various currencies, the Fund is required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency depreciates after the Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make such distributions. Similarly, if an exchange rate depreciates between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of a currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency at the time the expenses were incurred. The Fund will only invest in foreign currency denominated debt securities of countries whose currency is fully exchangeable into U.S. dollars without legal restriction at the time of investment.

Investment in foreign securities involves certain risks which should be considered carefully. Each of the risks described below may be heightened to the extent that the fund invests in securities of developing or emerging markets. These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. government, its instrumentalities or agencies. The markets on which such securities trade may have less volume and liquidity, and may be more volatile than securities markets in the U.S. In addition, there may be less publicly available information about a foreign company than about a U.S. domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the U.S. Confiscatory taxations or diplomatic developments could also affect investment in those countries.

There may be less publicly available information about foreign issuers than is contained in reports and reflected in ratings published for U.S. issuers. Some foreign securities markets have substantially less volume than the New York Stock Exchange (the "Exchange") and some foreign government securities may be less liquid and more volatile than U.S. government securities. Transaction costs on foreign securities exchanges may be higher than in the U.S. and foreign securities settlements may, in some instances, be subject to delays and related administrative uncertainties.

The operating expense ratio of the Fund can be expected to be higher than that of an investment company investing exclusively in U.S. securities because of the additional expenses of the Fund, such as custodial costs, valuation costs and communication costs, although they are expected to be similar to expenses of other investment companies investing in a mix of U.S. securities and securities of one or more foreign countries.


WHO MANAGES THE FUND?

The Board of Trustees of the Trust (the "Board") has the primary responsibility for the overall management of the Trust and for electing the officers of the Trust who are responsible for administering its day-to-day operations.

The Board has carefully reviewed the multiclass structure to ensure that no material conflict exists between the two classes of shares. Although the Board does not expect to encounter material conflicts in the future, the Board will continue to monitor the Fund and will take appropriate action to resolve such conflicts if any should arise.

In developing the multiclass structure the Fund has retained the authority to establish additional classes of shares. It is the Fund's present intention to offer only two classes of shares, but new classes may be offered in the future.

Franklin Advisers, Inc. ("Advisers" or "Manager") serves as the Fund's investment manager. Advisers is a wholly-owned subsidiary of Franklin Resources, Inc. ("Resources"), a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 20% and 16%, respectively, of Resources' outstanding shares. Resources is engaged in various aspects of the financial services industry through its subsidiaries (the "Franklin Templeton Group"). Advisers acts as investment manager or administrator to 34 U.S. registered investment companies (116 separate series) with aggregate assets of over $77 billion.

Pursuant to the management agreement, the Manager supervises and implements the Fund's investment activities and provides certain administrative services and facilities which are necessary to conduct the Fund's business. The Manager performs similar services for other funds and there may be times when the actions taken with respect to the Fund's portfolio will differ from those taken by the Manager on behalf of other funds. Neither the Manager (including its affiliates) nor its officers, directors or employees nor the officers and trustees of the Fund are prohibited from investing in securities held by the Fund or other funds which are managed or administered by the Manager to the extent such transactions comply with the Fund's Code of Ethics. Please see "Investment Advisory and Other Services" and "General Information" in the SAI for further information on securities transactions and a summary of the Fund's Code of Ethics.

Shareholders approved the adoption of a subadvisory agreement between the Manager and Templeton Investment Counsel, Inc. ("TICI" or "subadvisor"), an indirect subsidiary of Resources on April 27, 1994. The agreement provides for the subadvisor to furnish, subject to the Manager's discretion, a portion of the investment advisory services for which the Manager is responsible pursuant to the management agreement. Such responsibilities may include managing a portion of the Fund's investments and supplying research services. The subadvisory fees are not in addition to those the Fund is currently obligated to pay the Manager.

The team responsible for the day-to-day management of the Fund's portfolio is: Mr. Dickson since 1993, Mr. Devlin since 1994 and Mr. Latta since 1995.

Thomas J. Dickson
Portfolio Manager
Templeton Investment Counsel, Inc.

Mr. Dickson received his Bachelor of Science degree in managerial economics from the University of California at Davis. Mr. Dickson joined Franklin in 1992 and Templeton in 1994.

Neil S. Devlin
Executive Vice President and Portfolio Manager
Templeton Investment Counsel, Inc.

Mr. Devlin is a Chartered Financial Analyst and holds a Bachelor of Arts degree in economics and philosophy from Brandeis University. Mr. Devlin joined Templeton in 1987.

Thomas Latta
Vice President, Templeton
Global Bond Managers and
Portfolio Manager of TICI

Mr. Latta attended the University of Missouri and New York University. Mr. Latta has been in the securities industry since 1981 and with Templeton since 1991. Prior to joining Templeton, Mr. Latta worked as a portfolio manager with Forester and Hairston, a global fixed-income investment management firm, and prior thereto, he worked as an investment adviser with Merrill Lynch.

During the fiscal year ended October 31, 1995, management fees totaling 0.58% of the average daily net assets of the Fund were paid to Advisers.

Among the responsibilities of the Manager under the management agreement is the selection of brokers and dealers through whom transactions in the Fund's portfolio securities will be effected. The Manager tries to obtain the best execution on all such transactions. If it is felt that more than one broker is able to provide the best execution, the Manager will consider the furnishing of quotations and of other market services, research, statistical and other data for the Manager and its affiliates, as well as the sale of shares of the Fund as factors in selecting a broker. Further information is included under "How Does the Fund Purchase Securities For Its Portfolio?" in the SAI.



Shareholder accounting and many of the clerical functions for the Fund are performed by Franklin/Templeton Investor Services, Inc. ("Investor Services" or "Shareholder Services Agent") in its capacity as transfer agent and dividend-paying agent. Investor Services is a wholly-owned subsidiary of Resources.


During the fiscal year ended October 31, 1995, expenses borne by Class I and Class II shares of the Fund, including fees paid to Advisers and to Investor Services, totaled 0.96% and 1.53%, respectively, of the average daily net assets of such class.

PLAN OF DISTRIBUTION

A separate plan of distribution has been approved and adopted for each class ("Class I Plan" and "Class II Plan", respectively, or "Plan(s)") pursuant to Rule 12b-1 under the 1940 Act. The Rule 12b-1 fees charged to each class are based solely on the distribution and, with respect to the Class II Plan, servicing fees attributable to that particular class. Under either Plan, the portion of fees remaining after payment to securities dealers or others for distribution or servicing may be paid to Distributors for routine ongoing promotion and distribution expenses incurred with respect to such class. Such expenses may include, but are not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a prorated portion of Distributors' overhead expenses attributable to the distribution of Fund shares.

The maximum amount which the Fund may reimburse to Distributors or others under the Class I Plan for such distribution expenses is 0.15% per annum of Class I's average daily net assets payable on a quarterly basis. All expenses of distribution in excess of 0.15% per annum will be borne by Distributors, or others who have incurred them, without reimbursement from the Fund.

Under the Class II Plan, the Fund pays to Distributors distribution and related expenses up to 0.50%. per annum of Class II's daily net assets, payable quarterly. Such fees may be used in order to compensate Distributors or others for providing distribution and related services and bearing certain expenses of the class. All expenses of distribution, marketing and related services over that amount will be borne by Distributors or others who have incurred them, without reimbursement by the Fund. In addition, the Class II Plan provides for an additional payment by the Fund of up to 0.15% per annum of Class II's average daily net assets as a servicing fee, payable quarterly. This fee will be used to pay securities dealers or others for, among other things, assisting in establishing and maintaining customer accounts and records; assisting with purchase and redemption requests; receiving and answering correspondence; monitoring dividend payments from the Fund on behalf of customers, or similar activities related to furnishing personal services and/or maintaining shareholder accounts.

Either Distributors or one of its affiliates may pay, from its own resources, a commission of up to 1% of the purchase price of Class II shares to securities dealers who initiate and are responsible for such purchases. During the first year following such purchases, Distributors will retain a portion of Class II's Rule 12b-1 fees attributable to such shares equal to 0.50% per annum of Class II's average daily net assets to partially recoup fees Distributors pays to securities dealers in connection with initial purchases of Class II shares.

Both Plans cover any payments to or by the Fund, Advisers, Distributors, or other parties on behalf of the Fund, Advisers or Distributors, to the extent such payments are deemed to be for the financing of any activity primarily intended to result in the sale of shares issued by the Fund within the context of Rule 12b-1. The payments under the Plans are included in the maximum operating expenses which may be borne by each class of the Fund. For more information, including a discussion of the Board's policies with regard to the amount of the Class I Plan's fees, please see "The Fund's Underwriter" in the SAI.

WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?

You may receive two types of distributions from the Fund:



1. Income dividends. The Fund receives income in the form of dividends, interest and other income derived from its investments. This income, less the expenses incurred in the Fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.


2. Capital gain distributions. The Fund may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions by the Fund derived from net short-term and net long-term capital gains (after taking into account any net capital loss carryovers) may generally be made once a year in December to reflect any net short-term and net long-term capital gains realized by the Fund as of October 31 of the current fiscal year and any undistributed net capital gains from the prior fiscal year. The Fund may make more than one distribution derived from net short-term and net long-term capital gains in any year or adjust the timing of these distributions for operational or other reasons.


DISTRIBUTIONS TO EACH CLASS OF SHARES

According to the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), dividends and capital gains will be calculated and distributed in the same manner for Class I and Class II shares. The per share amount of any income dividends will generally differ only to the extent that each class is subject to different Rule 12b-1 fees.

DISTRIBUTION DATE

Although subject to change by the Board, without prior notice to or approval by shareholders, the Fund's current policy is to declare income dividends monthly for shareholders of record on the first business day preceding the 15th of the month, payable on or about the last business day of that month. The amount of income dividend payments by the Fund is dependent upon the amount of net income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Fund's Board (generally the 15th day of the month or prior business day depending on the record date.) Fund shares are quoted ex-dividend on the first business day following the record date. THE FUND DOES NOT PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN ITS SHARES.

In order to be entitled to a dividend, you must have acquired Fund shares prior to the close of business on the record date. If you are considering purchasing Fund shares shortly before the record date of a distribution, you should be aware that because the value of the Fund's shares is based directly on the amount of its net assets, rather than on the principle of supply and demand, any distribution of income or capital gain will result in a decrease in the value of the Fund's shares equal to the amount of the distribution. While a dividend or capital gain distribution received shortly after purchasing shares represents, in effect, a return of a portion of your investment, it may be taxable as dividend income or capital gain.

DISTRIBUTION OPTIONS

You may choose to receive your distributions from the Fund in any of these ways:

1. Purchase additional shares of the Fund - You may purchase additional shares of the same class of the Fund (without a sales charge or imposition of a contingent deferred sales charge) by reinvesting capital gain distributions, or both dividend and capital gain distributions. If you are a Class II shareholder, you may also reinvest your distributions in Class I shares of the Fund. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. Purchase shares of other Franklin Templeton Funds - You may direct your distributions to purchase the same class of shares of another Franklin Templeton Fund (without a sales charge or imposition of a contingent deferred sales charge). If you are a Class II shareholder, you may also direct your distributions to purchase Class I shares of another Franklin Templeton Fund. Many shareholders find this a convenient way to diversify their investments.

3. Receive distributions in cash - You may choose to receive dividends, or both dividend and capital gain distributions in cash. You may have the money sent directly to you, to another person, or to a checking account. If you choose to send the money to a checking account, please see "Electronic Fund Transfers" under "What Programs and Privileges Are Available to Me as a Shareholder?"

TO SELECT ONE OF THESE OPTIONS, PLEASE COMPLETE SECTIONS 6 AND 7 OF THE SHAREHOLDER APPLICATION INCLUDED WITH THIS PROSPECTUS OR TELL YOUR INVESTMENT REPRESENTATIVE WHICH OPTION YOU PREFER. IF NO OPTION IS SELECTED, DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS WILL BE AUTOMATICALLY REINVESTED IN THE SAME CLASS OF THE FUND. You may change the distribution option selected at any time by notifying the Fund by mail or by telephone. Please allow at least seven days prior to the record date for the Fund to process the new option.


HOW TAXATION AFFECTS YOU AND THE FUND

The following discussion reflects some of the tax considerations which affect mutual funds and their shareholders. Additional information on tax matters relating to the Fund and its shareholders is included in the section entitled "Additional Information Regarding Taxation" in the Statement of Additional Information.


Each fund of the Trust is treated as a separate entity for federal income tax purposes. The Fund has elected and qualified to be treated as a regulated investment company under Subchapter M of the Code. By distributing all of its net investment income and net realized short-term and long-term capital gain in accordance with the timing requirements imposed by the Code and by meeting certain other requirements relating to the sources of its income and diversification of its assets, the Fund will not be liable for federal income or excise taxes.


Regular income dividends (which are generally distributed monthly) will be determined from each Fund's net investment income, excluding any realized net foreign currency gains and losses. Under the Code, net realized foreign currency gains and losses are required to be reported as ordinary income or loss to each Fund. Therefore, if in the course of a fiscal year, a Fund realizes net foreign currency losses, that Fund may be required to reclassify all or a portion of its income dividend distributions made during such fiscal year as a return-of-capital for federal income tax purposes. Net foreign currency gains, if any, will generally be distributed as a supplemental income dividend once each year in December to reflect any net foreign currency gain realized by a Fund as of October 31 of the current fiscal year. Shareholders will be informed of the tax status of all distributions shortly after the close of each calendar year.


For federal income tax purposes, any income dividends which the shareholder receives from a Fund, as well as any distributions derived from the excess of net short-term capital gain over net long-term capital loss, are treated as ordinary income whether the shareholder has elected to receive them in cash or in additional shares.

Distributions derived from the excess of net long-term capital gain over net short-term capital loss are treated as long-term capital gain regardless of the length of time the shareholder has owned Fund shares and regardless of whether such distributions are received in cash or in additional shares.

Pursuant to the Code, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if received by the shareholder on December 31 of the calendar year in which they are declared.

Redemptions and exchanges of Fund shares are taxable events on which a shareholder may realize a gain or loss. Any loss incurred on sale or exchange of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.



For corporate shareholders, it is anticipated that no portion of the Fund's dividends will qualify for the corporate dividends-received deduction.

The Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the total assets of the Fund at the end of its fiscal year are invested in securities of foreign corporations, the Fund may elect to pass through to its shareholders the pro rata share of foreign taxes paid by the Fund. If this election is made, shareholders will be (i) required to include in their gross income their pro rata share of foreign source income (including any foreign taxes paid by the fund), and (ii) entitled to either deduct their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code. Shareholders will be informed by the Fund at the end of each calendar year regarding the availability of any credits and the amount of foreign source income (including any foreign taxes paid by the Fund) to be included on their income tax returns.


Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currencies, foreign currency payables or receivables, foreign currency-denominated debt securities, foreign currency forward contracts, and options or futures contracts on foreign currencies are subject to special tax rules which may cause such gains and losses to be treated as ordinary income and losses rather than capital gains and losses and may affect the amount and timing of the Fund's income or loss from such transactions and in turn its distributions to shareholders.

The Fund will inform shareholders of the source of their dividends and distributions at the time they are paid, and will promptly after the close of each calendar year advise them of the tax status for federal income tax purposes of such dividends and distributions.

Shareholders who are not U.S. persons for purposes of federal income taxation should consult with their financial or tax advisors regarding the applicability of U.S. withholding or other taxes to distributions received by them from the Fund and the application of foreign tax laws to these distributions.


HOW DO I BUY SHARES?

Shares of the Fund are continuously offered through securities dealers which execute an agreement with Distributors. The use of the term "securities dealer" shall include other financial institutions which, either directly or through affiliates, have an agreement with Distributors to handle customer orders and accounts with the Fund. Such reference, however, is for convenience only and does not indicate a legal conclusion of capacity.

The minimum initial investment is $100 and subsequent investments must be $25 or more. These minimums may be waived when shares are purchased through retirement plans established by the Franklin Templeton Group. The Fund and Distributors reserve the right to refuse any order for the purchase of shares.

DIFFERENCES BETWEEN CLASS I AND CLASS II

Class I and Class II shares differ in the amount of their front-end sales charges and Rule 12b-1 fees, as well as the circumstances under which the contingent deferred sales charge applies. Generally, Class I shares have higher front-end sales charges than Class II shares and comparatively lower Rule 12b-1 fees. Voting rights of each class will be the same on matters affecting the Fund as a whole, but each class will vote separately on matters affecting only shareholders of that class. See "General Information - Organization and Voting Rights."

Class I. All Fund shares outstanding before the implementation of the multiclass structure have been redesignated as Class I shares, and will retain their previous rights and privileges. Class I shares are generally subject to a variable sales charge upon purchase and may be purchased at a reduced front-end sales charge or at net asset value if certain conditions are met. In most circumstances, contingent deferred sales charges will not be assessed against redemptions of Class I shares. Class I shares are subject to Rule 12b-1 fees of up to a maximum of 0.15% per annum of the average daily net assets of the class. See "Who Manages the Fund?" and "How Do I Sell Shares?" for more information.

Class II. Class II shares are subject to a front-end sales charge of 1% of the amount invested and a contingent deferred sales charge of 1% if shares are redeemed within 18 months of the calendar month of purchase. In addition, Class II shares are subject to Rule 12b-1 fees of up to a maximum of 0.65% per annum of the average daily net assets of Class II shares, 0.50% of which will be retained by Distributors during the first year of investment.

DECIDING WHICH CLASS TO PURCHASE

You should carefully evaluate your anticipated investment amount and time horizon prior to determining which class of shares to purchase. Generally, if you expect to invest less than $100,000 in the Franklin Templeton Funds and to make substantial redemptions within approximately six years or less of investment, you should consider purchasing Class II shares. However, the higher annual Rule 12b-1 fees on Class II shares will result in higher operating expenses (which will accumulate over time to outweigh the difference in front-end sales charges) and lower income dividends for Class II shares. For this reason, Class I shares may be more attractive to you if you plan to invest in the Fund over the long-term, even if no sales charge reductions are available to you.

If you qualify to purchase Class I shares at reduced sales charges, you should seriously consider purchasing Class I shares, especially if you intend to hold your shares approximately six years or more. If you qualify to purchase Class I shares at reduced sales charges but intend to hold your shares less than approximately six years, you should evaluate whether it is more economical to purchase Class I shares through a Letter of Intent or under Rights of Accumulation or other means, rather than purchasing Class II shares. IF YOU ARE INVESTING $1 MILLION OR MORE IN A SINGLE PAYMENT OR YOU QUALIFY TO PURCHASE CLASS I SHARES AT NET ASSET VALUE YOU MAY NOT PURCHASE CLASS II SHARES. See "Purchases at Net Asset Value" and "Description of Special Net Asset Value Purchases" below for a discussion of when you may purchase shares at net asset value.

Each class represents the same interest in the investment portfolio of the Fund and has the same rights, except that each class has a different front-end sales charge, bears the separate expenses of its Rule 12b-1 distribution plan, and has exclusive voting rights with respect to such plan. The two classes also have separate exchange privileges.

Purchases of Class II shares are limited to purchases below $1 million. Any purchase of $1 million or more will automatically be invested in Class I shares, since that is considered more beneficial to you. Such purchases, however, may be subject to a contingent deferred sales charge. You may exceed $1 million in Class II shares by cumulative purchases over a period of time. If you intend to make investments exceeding $1 million, however, you should consider purchasing Class I shares through a Letter of Intent instead of purchasing Class II shares.

Each class has a separate schedule for compensating securities dealers for selling Fund shares. You should take all of the factors regarding an investment in each class into account before deciding which class of shares to purchase. There are no conversion features attached to either class of shares.

PURCHASE PRICE OF FUND SHARES

WHEN PLACING PURCHASE ORDERS, YOU SHOULD CLEARLY INDICATE WHICH CLASS OF SHARES YOU INTEND TO PURCHASE. A PURCHASE ORDER THAT FAILS TO SPECIFY A CLASS WILL AUTOMATICALLY BE INVESTED IN CLASS I SHARES.

Shares of both classes of the Fund are offered at their respective public offering prices, which are determined by adding the net asset value per share plus a front-end sales charge, next computed (1) after your securities dealer receives the order which is promptly transmitted to the Fund or (2) after receipt of an order by mail from you directly in proper form (which generally means a completed Shareholder Application accompanied by a negotiable check).

Class I. The sales charge for Class I shares is a variable percentage of the offering price depending upon the amount of the sale. The offering price will be calculated to two decimal places using standard rounding criteria. A description of the method of calculating net asset value per share is included under "How Are Fund Shares Valued?"

Set forth below is a table showing front-end sales charges and dealer concessions for Class I shares.




                                                              TOTAL SALES CHARGE
                                                                          DEALER
                                                        AS A          CONCESSION
                                   AS A          PERCENTAGE          AS A
                                PERCENTAGE         OF NET         PERCENTAGE
    SIZE OF TRANSACTION         OF OFFERING        AMOUNT        OF OFFERING
     AT OFFERING PRICE             PRICE          INVESTED          PRICE
     -----------------             -----          --------          -----
Less than $100,000                 4.25%            4.44%           4.00%
$100,000 but less than
$250,000                           3.50%            3.63%           3.25%
$250,000 but less than
$500,000                           2.75%            2.83%           2.50%
$500,000 but less than
$1,000,000                         2.15%            2.20%            2.00
$1,000,000 or more                 None             None         See below**


*Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated. At the discretion of Distributors, all sales charges may at times be allowed to the securities dealer. A securities dealer who receives 90% or more of the sales commission may be deemed to be an underwriter under the Securities Act of 1933, as amended.

**Distributors will pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of $1 million or more: 0.75% on sales of $1 million but less than $2 million, plus 0.60% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more. Dealer concession breakpoints are reset every 12 months for purposes of additional purchases.

No front-end sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% is imposed on certain redemptions of all or a portion of investments of $1 million or more within the contingency period. See "How Do I Sell Shares? - Contingent Deferred Sales Charge."

The size of a transaction which determines the applicable sales charge on the purchase of Class I shares is determined by adding the amount of your current purchase plus the cost or current value (whichever is higher) of your existing investments in one or more of the funds in the Franklin Group of Funds(R) and the Templeton Group of Funds. Included for these aggregation purposes are (a) the mutual funds in the Franklin Group of Funds except Franklin Valuemark Funds and Franklin Government Securities Trust (the "Franklin Funds"), (b) other investment products underwritten by Distributors or its affiliates, and (c) the U.S. registered mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund (the "Templeton Funds"). Franklin Funds and Templeton Funds are collectively referred to as the "Franklin Templeton Fund(s)". Sales charge reductions based upon aggregate holdings of (a), (b) and
(c) above ("Franklin Templeton Investments") may be effective only after notification to Distributors that the investment qualifies for a discount.

Other Payments to Securities Dealers. Either Distributors or one of its affiliates may make payments, out of its own resources, of up to 1% of the amount purchased to securities dealers who initiate and are responsible for purchases made at net asset value by certain trust companies and trust departments of banks, certain designated retirement plans (excluding IRA and IRA rollovers), and certain retirement plans of organizations with collective retirement plan assets of $10 million or more, and up to 0.75% of the amount purchased to securities dealers who initiate and are responsible for purchases made at net asset value by non-designated retirement plans. See "Description of Special Net Asset Value Purchases" below and "How Do I Buy and Sell Shares?" in the SAI.

Class II. Unlike Class I shares, the front-end sales charges and dealer concessions for Class II shares do not vary depending on the amount of purchase, as indicated in the table below:

                        TOTAL SALES CHARGE
                                                           DEALER
SIZE OF            AS A PERCENTAGE   AS A PERCENTAGE    CONCESSION AS A
TRANSACTION AT     OF OFFERING PRICE OF NET AMOUNT      PERCENTAGE OF
OFFERING PRICE                       INVESTED           OFFERING PRICE*
         -----                       --------            ------
any amount (less   1.00%              1.01%             1.00%
than $1 million)

*Either Distributors or one of its affiliates may make additional payments to securities dealers, out of its own resources, of up to 1% of the purchase price. During the first year following a purchase of Class II shares, Distributors will keep a portion of the Rule 12b-1 fees assessed to those shares to partially recoup fees Distributors pays to securities dealers.

Class II shares redeemed within 18 months of their purchase will be assessed a contingent deferred sales charge of 1% on the lesser of the then-current net asset value or the net asset value of such shares at the time of purchase, unless such charge is waived as described under "How Do I Sell Shares? - Contingent Deferred Sales Charge."

Either Distributors or one of its affiliates, out of its own resources, may also provide additional compensation to securities dealers in connection with sales of shares of the Franklin Templeton Funds. Compensation may include financial assistance to securities dealers and payments made in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and/or shareholder services and programs regarding one or more of the Franklin Templeton Funds and other dealer-sponsored programs or events. In some instances this compensation may be made available only to certain securities dealers whose representatives have sold or are expected to sell significant amounts of shares of the Franklin Templeton Funds. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Securities dealers may not use sales of the Fund's shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned additional compensation is paid for by the Fund or its shareholders.

Additional terms concerning the offering of the Fund's shares are included in the SAI under "How Do I Buy and Sell Shares?".

Certain officers and trustees of the Fund are also affiliated with Distributors. A detailed description is included under "Officers and Trustees" in the SAI.

QUANTITY DISCOUNTS IN SALES CHARGES - CLASS I SHARES ONLY

Class I shares may be purchased under a variety of plans which provide for a reduced sales charge. To be certain to obtain the reduction of the sales charge, you or your securities dealer should notify Distributors at the time of each purchase of shares which qualifies for the reduction. In determining whether a purchase qualifies for a discount, an investment in any of the Franklin Templeton Investments may be combined with those of your spouse, children under the age of 21 and grandchildren under the age of 21. The value of Class II shares you own may also be included for this purpose.

In addition, an investment in Class I shares may qualify for a reduction in the sales charge under the following programs:

1. Rights of Accumulation. The cost or current value (whichever is higher) of existing investments in the Franklin Templeton Investments may be combined with the amount of the current purchase in determining the sales charge to be paid.


2. Letter of Intent. You may immediately qualify for a reduced sales charge on a purchase of Class I shares by completing the Letter of Intent section of the Shareholder Application (the "Letter"). By completing the Letter, you (i) express an intention to invest during the next 13 months a specified amount which, if made at one time, would qualify for a reduced sales charge, (ii) grant to Distributors a security interest in the reserved shares discussed below, and
(iii) irrevocably appoint Distributors as attorney-in-fact with full power of substitution to surrender for redemption any or all shares for the purpose of paying any additional sales charge due. You or your securities dealer must inform Investor Services or Distributors that this Letter is in effect each time a purchase is made.

YOU ACKNOWLEDGE AND AGREE TO THE FOLLOWING PROVISIONS BY COMPLETING THE LETTER OF INTENT SECTION OF THE SHAREHOLDER APPLICATION: Five percent (5%) of the amount of the total intended purchase will be reserved in Class I shares registered in your name, to assure that the full applicable sales charge will be paid if the intended purchase is not completed. The reserved shares will be included in the total shares owned as reflected on periodic statements. Income and capital gain distributions on the reserved shares will be paid as you have directed. You will not be able to liquidate the reserved shares until the Letter has been completed or the higher sales charge paid. This policy of reserving shares does not apply to certain benefit plans described under "Description of Special Net Asset Value Purchases." For more information, see "How Do I Buy and Sell Shares?" in the SAI.

Although the sales charges on Class II shares cannot be reduced through these programs, the value of Class II shares you own may be included in determining a reduced sales charge to be paid on Class I shares pursuant to the Letter of Intent and Rights of Accumulation programs.

GROUP PURCHASES OF CLASS I SHARES

If you are a member of a qualified group you may purchase Class I shares of the Fund at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of shares previously purchased and still owned by the members of the group, plus the amount of the current purchase. For example, if members of the group had previously invested and still held $80,000 of Fund shares and now were investing $25,000, the sales charge would be 3.50%. Information concerning the current sales charge applicable to a group may be obtained by contacting Distributors.

A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Fund shares at a discount, and
(iii) satisfies uniform criteria which enable Distributors to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, be available to arrange for group meetings between representatives of the Fund or Distributors and the members, agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to Distributors, and seek to arrange for payroll deduction or other bulk transmission of investments to the Fund.

If you select a payroll deduction plan, subsequent investments will be automatic and will continue until such time as you notify the Fund and your employer to discontinue further investments. Due to the varying procedures used to prepare, process and forward the payroll deduction information to the Fund, there may be a delay between the time of the payroll deduction and the time the money reaches the Fund. The investment in the Fund will be made at the offering price per share determined on the day that both the check and payroll deduction data are received in required form by the Fund.

PURCHASES AT NET ASSET VALUE

Class I shares may be purchased without the imposition of a front-end sales charge ("net asset value") or a contingent deferred sales charge by (1) officers, trustees, directors and full-time employees of the Fund, any of the Franklin Templeton Funds, or of the Franklin Templeton Group, and by their spouses and family members, including subsequent investments made by such parties after cessation of employment; (2) companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer; (3) accounts managed by the Franklin Templeton Group; (4) certain unit investment trusts and unit holders of such trusts reinvesting their distributions from the trusts in the Fund; (5) registered securities dealers and their affiliates, for their investment account only; (6) current employees of securities dealers and their affiliates and by their family members, in accordance with the internal policies and procedures of the employing securities dealer and affiliate; (7) insurance company separate accounts for pension plan contracts; and (8) shareholders of Templeton Institutional Funds, Inc. reinvesting redemption proceeds from that fund under an employee benefit plan qualified under Section 401 of the Code, in shares of the Fund.

For either Class I or Class II, the same class of shares of the Fund may be purchased at net asset value by persons who have redeemed, within the previous 365 days, their shares of the Fund or another of the Franklin Templeton Funds which were purchased with a front-end sales charge or assessed a contingent deferred sales charge on redemption. IF A DIFFERENT CLASS OF SHARES IS PURCHASED, THE FULL FRONT-END SALES CHARGE MUST BE PAID AT THE TIME OF PURCHASE OF THE NEW SHARES. Under this privilege, you may reinvest an amount not exceeding the redemption proceeds. While credit will be given for any contingent deferred sales charge paid on the shares redeemed and subsequently repurchased, a new contingency period will begin. Shares that were no longer subject to a contingent deferred sales charge will be reinvested at net asset value and will not be subject to a new contingent deferred sales charge. Shares of the Fund redeemed in connection with an exchange into another fund (see "What If My Investment Outlook Changes? - Exchange Privilege") are not considered "redeemed" for this privilege. In order to exercise this privilege, a written order for the purchase of shares of the Fund must be received by the Fund or the Fund's Shareholder Services Agent within 365 days after the redemption. The 365 days, however, do not begin to run on redemption proceeds placed immediately after redemption in a Franklin Bank Certificate of Deposit ("CD") until the CD (including any rollover) matures. Reinvestment at net asset value may also be handled by a securities dealer or other financial institution, who may charge you a fee for this service. The redemption is a taxable transaction but reinvestment without a sales charge may affect the amount of gain or loss recognized and the tax basis of the shares reinvested. If there has been a loss on the redemption, the loss may be disallowed if a reinvestment in the same fund is made within a 30-day period. Information regarding the possible tax consequences of such a reinvestment is included in the tax section of this Prospectus and under "Additional Information Regarding Taxation" in the SAI.

For either Class I or Class II, the same class of shares of the Fund or of another of the Franklin Templeton Funds may be purchased at net asset value and without a contingent deferred sales charge by persons who have received dividends and capital gain distributions from investments in that class of shares of the Fund within 365 days of the payment date of such distribution. Class II shareholders may also direct such distributions for investment at net asset value in a Class I Franklin Templeton Fund. To exercise this privilege, a written request to reinvest the distribution must accompany the purchase order. Additional information may be obtained from Shareholder Services at 1-800/632-2301. See "Distribution Options" under "What Distributions Might I Receive from the Fund?"

Class I shares may be purchased at net asset value and without the imposition of a contingent deferred sales charge by investors who have, within the past 60 days, redeemed an investment in a mutual fund which is not part of the Franklin Templeton Funds and which was subject to a front-end sales charge or a contingent deferred sales charge and which has an investment objective similar to that of the Fund.

Class I shares may be purchased at net asset value and without the imposition of a contingent deferred sales charge by broker-dealers who have entered into a supplemental agreement with Distributors, or by registered investment advisors affiliated with such broker-dealers, on behalf of their clients who are participating in a comprehensive fee program (sometimes known as a wrap fee program).

Class I shares may be purchased at net asset value and without the imposition of a contingent deferred sales charge by anyone who has taken a distribution from an existing retirement plan already invested in the Franklin Templeton Funds, including former participants of the Franklin Templeton Profit Sharing 401(k) plan, to the extent of such distribution. In order to exercise this privilege a written order for the purchase of shares of the Fund must be received by Franklin Templeton Trust Company (the "Trust Company"), the Fund or Investor Services within 365 days after the plan distribution.

Class I shares may also be purchased at net asset value and without the imposition of a contingent deferred sales charge by any state, county, or city, or any instrumentality, department, authority or agency thereof which has determined that the Fund is a legally permissible investment and which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company ("an eligible governmental authority"). SUCH INVESTORS SHOULD CONSULT THEIR OWN LEGAL ADVISORS TO DETERMINE WHETHER AND TO WHAT EXTENT THE SHARES OF THE FUND CONSTITUTE LEGAL INVESTMENTS FOR THEM. Municipal investors considering the investment of proceeds of bond offerings into the Fund should consult with expert counsel to determine the effect, if any, of various payments made by the Fund or its investment manager on arbitrage rebate calculations. In connection with investments by eligible governmental authorities at net asset value made through a securities dealer who has executed a dealer agreement with Distributors, either Distributors or one of its affiliates may make a payment, out of its own resources, to such securities dealer in an amount not to exceed 0.25% of the amount invested. Contact the Franklin Templeton Institutional Services Department for additional information.

DESCRIPTION OF SPECIAL NET ASSET VALUE PURCHASES

Class I shares may be purchased at net asset value and without the imposition of a contingent deferred sales charge by certain designated retirement plans, including profit sharing, pension, 401(k) and simplified employee pension plans ("designated plans"), subject to minimum requirements with respect to number of employees or amount of purchase, which may be established by Distributors. Currently, those criteria require that the employer establishing the plan have 200 or more employees or that the amount invested or to be invested during the subsequent 13-month period in the Fund or in any of the Franklin Templeton Investments totals at least $1,000,000. Employee benefit plans not designated above or qualified under Section 401 of the Code ("non-designated plans") may be afforded the same privilege if they meet the above requirements as well as the uniform criteria for qualified groups previously described under "Group Purchases of Class I Shares," which enable Distributors to realize economies of scale in its sales efforts and sales related expenses.

Class I shares may be purchased at net asset value and without the imposition of a contingent deferred sales charge by trust companies and bank trust departments for funds over which they exercise exclusive discretionary investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity. Such purchases are subject to minimum requirements with respect to the amount to be purchased, which may be established by Distributors. Currently, those criteria require that the amount invested or to be invested during the subsequent 13-month period in the Fund or any of the Franklin Templeton Investments must total at least $1,000,000. Orders for such accounts will be accepted by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following such order.

Class I shares may be purchased at net asset value and without the imposition of a contingent deferred sales charge by trustees or other fiduciaries purchasing securities for certain retirement plans of organizations with collective retirement plan assets of $10 million or more, without regard to where such assets are currently invested.

Please see "How Do I Buy and Sell Shares?" in the SAI for further information regarding net asset value purchases of Class I shares.

HOW DO I BUY SHARES IN CONNECTION WITH TAX-DEFERRED RETIREMENT PLANS?

Shares of the Fund may be used for individual or employer-sponsored retirement plans involving tax-deferred investments. The Fund may be used as an investment vehicle for an existing retirement plan, or, because Trust Company can serve as custodian or trustee for retirement plans, you may ask Trust Company to provide the plan documents and serve as custodian or trustee. A plan document must be adopted in order for a retirement plan to be in existence.

Brochures for Trust Company plans contain important information regarding eligibility, contribution and deferral limits and distribution requirements. Please note that an application other than the one contained in this Prospectus must be used to establish a retirement plan account with Trust Company. To obtain a retirement plan brochure or application, call 1-800/DIAL BEN (1-800/342-5236).

Please see "How Do I Sell Shares?" for specific information regarding redemptions from retirement plan accounts. Specific forms are required to be completed for distributions from Trust Company retirement plans.

Individuals and plan sponsors should consult with legal, tax or benefits and pension plan consultants before choosing a retirement plan. In addition, retirement plan investors should consider consulting their investment representatives or advisors concerning investment decisions within their plans.

GENERAL

Securities laws of states in which the Fund's shares are offered for sale may differ from federal law, and banks and financial institutions selling Fund shares may be required to register as dealers pursuant to state law.

WHAT PROGRAMS AND PRIVILEGES
ARE AVAILABLE TO ME AS A SHAREHOLDER?

CERTAIN OF THE PROGRAMS AND PRIVILEGES DESCRIBED IN THIS SECTION MAY NOT BE AVAILABLE DIRECTLY FROM THE FUND IF YOUR SHARES ARE HELD, OF RECORD, BY A FINANCIAL INSTITUTION OR IN A "STREET NAME" ACCOUNT OR NETWORKED ACCOUNT THROUGH THE NATIONAL SECURITIES CLEARING CORPORATION ("NSCC") (SEE "REGISTERING YOUR ACCOUNT" IN THIS PROSPECTUS).

SHARE CERTIFICATES

Shares from an initial investment, as well as subsequent investments, including the reinvestment of dividends and capital gain distributions, are generally credited to an account in your name on the books of the Fund, without the issuance of a share certificate. Maintaining shares in uncertificated form (also known as "plan balance") minimizes the risk of loss or theft of a share certificate. A lost, stolen or destroyed certificate cannot be replaced without obtaining a sufficient indemnity bond. The cost of such a bond, which is generally borne by you, can be 2% or more of the value of the lost, stolen or destroyed certificate. A certificate will be issued if requested by you or your securities dealer.

CONFIRMATIONS

A confirmation statement will be sent to you quarterly to reflect the dividends reinvested during the period and after each other transaction which affects your account. This statement will also show the total number of shares you own, including the number of shares in "plan balance" for your account.

AUTOMATIC INVESTMENT PLAN

The Automatic Investment Plan offers a convenient way to invest in the Fund. Under the plan, you can arrange to have money transferred automatically from your checking account to the Fund each month to purchase additional shares. If you are interested in this program, please refer to the Automatic Investment Plan Application at the back of this Prospectus for the requirements of the program or contact your investment representative. Of course, the market value of the Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may terminate the program at any time by notifying Investor Services by mail or by phone.

SYSTEMATIC WITHDRAWAL PLAN

The Systematic Withdrawal Plan allows you to receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. To establish a Systematic Withdrawal Plan, the value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. Please keep in mind that $50 is merely the minimum amount and is not a recommended amount. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.

If you would like to establish a Systematic Withdrawal Plan, please complete the Systematic Withdrawal Plan section of the Shareholder Application included with this Prospectus and indicate how you would like to receive your payments. You may choose to receive your payments in any of the following ways:

1. Purchase shares of other Franklin Templeton Funds - You may direct your payments to purchase the same class of shares of another Franklin Templeton Fund.

2. Receive payments in cash - You may choose to receive your payments in cash. You may have the money sent directly to you, to another person, or to a checking account. If you choose to have the money sent to a checking account, please see "Electronic Fund Transfers" below.

There are no service charges for establishing or maintaining a Systematic Withdrawal Plan. Once your plan is established, any distributions paid by the Fund will be automatically reinvested in your account. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the first business day of the month in which a payment is scheduled. You will generally receive your payments within three to five days after the shares are redeemed.

Redeeming shares through a Systematic Withdrawal Plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Redemptions under a Systematic Withdrawal Plan are considered a sale for federal income tax purposes. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

While a Systematic Withdrawal Plan is in effect, no share certificates will be issued. You should ordinarily not make additional investments in the Fund of less than $5,000 or three times the amount of annual withdrawals under the plan because of the sales charge on additional purchases. Shares redeemed under the plan may also be subject to a contingent deferred sales charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

You may terminate a Systematic Withdrawal Plan, change the amount and schedule of withdrawal payments, or suspend a payment by notifying Investor Services in writing at least seven business days prior to the end of the month preceding a scheduled payment. The Fund may also terminate a Systematic Withdrawal Plan by notifying you in writing and will automatically terminate a Systematic Withdrawal Plan if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

ELECTRONIC FUND TRANSFERS

You may choose to have distributions from the Fund or payments under a Systematic Withdrawal Plan sent directly to a checking account. If the checking account is maintained at a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. Any payments made during that time will be sent to the address of record on your account.

INSTITUTIONAL ACCOUNTS

There may be additional methods of purchasing, redeeming or exchanging shares of the Fund available to institutional accounts. For further information, contact the Franklin Templeton Institutional Services Department at 1-800/321-8563.

WHAT IF MY INVESTMENT OUTLOOK CHANGES? - EXCHANGE PRIVILEGE

The Franklin Templeton Funds consist of a number of mutual funds with various investment objectives and policies. The shares of most of these funds are offered to the public with a sales charge. If your investment objective or outlook for the securities markets changes, Fund shares may be exchanged for the same class of shares of other Franklin Templeton Funds which are eligible for sale in your state of residence and in conformity with such fund's stated eligibility requirements and investment minimums. Some funds, however, may not offer Class II shares. Class I shares may be exchanged for Class I shares of any of the other Franklin Templeton Funds. Class II shares may be exchanged for Class II shares of any of the other Franklin Templeton Funds. No exchanges between different classes of shares will be allowed. A contingent deferred sales charge will not be imposed on exchanges. If, however, the exchanged shares were subject to a contingent deferred sales charge in the original fund purchased and shares are subsequently redeemed within the contingency period, a contingent deferred sales charge will be imposed. Before making an exchange, you should review the prospectus of the fund you wish to exchange from and the fund you wish to exchange into for all specific requirements or limitations on exercising the exchange privilege, for example, limitations on a fund's sale of its shares, minimum holding periods for exchanges at net asset value, or applicable sales charges.

You may exchange shares in any of the following ways:

BY MAIL

Send written instructions signed by all account owners and accompanied by any outstanding share certificates properly endorsed. The transaction will be effective upon receipt of the written instructions together with any outstanding share certificates.


BY TELEPHONE


YOU OR YOUR INVESTMENT REPRESENTATIVE OF RECORD, IF ANY, MAY EXCHANGE SHARES OF THE FUND BY CALLING INVESTOR SERVICES AT 1-800/632-2301 OR THE AUTOMATED FRANKLIN TELEFACTS(R) SYSTEM (DAY OR NIGHT) AT 1-800/247-1753. IF YOU DO NOT WISH THIS PRIVILEGE EXTENDED TO A PARTICULAR ACCOUNT, YOU SHOULD NOTIFY THE FUND OR INVESTOR SERVICES.

The telephone exchange privilege allows you to effect exchanges from the Fund into an identically registered account of the same class of shares in one of the other available Franklin Templeton Funds. The telephone exchange privilege is available only for uncertificated shares or those which have previously been deposited in your account. The Fund and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Please see "Telephone Transactions - Verification Procedures."

During periods of drastic economic or market changes, it is possible that the telephone exchange privilege may be difficult to implement and the TeleFACTS option may not be available. In this event, you should follow the other exchange procedures discussed in this section, including the procedures for processing exchanges through securities dealers.

THROUGH SECURITIES DEALERS

As is the case with all purchases and redemptions of the Fund's shares, Investor Services will accept exchange orders from securities dealers who execute a dealer or similar agreement with Distributors. See also "By Telephone" above. Such a dealer-ordered exchange will be effective only for uncertificated shares on deposit in your account or for which certificates have previously been deposited. A securities dealer may charge a fee for handling an exchange.

ADDITIONAL INFORMATION REGARDING EXCHANGES

Exchanges of the same class of shares are made on the basis of the net asset value of the class involved, except as set forth below. Exchanges of shares of a class which were purchased without a sales charge will be charged a sales charge in accordance with the terms of the prospectus of the fund and the class of shares being purchased, unless the original investment in the Franklin Templeton Funds was made pursuant to the privilege permitting purchases at net asset value, as discussed under "How Do I Buy Shares?" Exchanges of Class I shares of the Fund which were purchased with a lower sales charge into a fund which has a higher sales charge will be charged the difference, unless the shares were held in the Fund for at least six months prior to executing the exchange.

If you request the exchange of the total value of your account, accrued but unpaid income dividends and capital gain distributions will be reinvested in the Fund at the net asset value on the date of the exchange, and then the entire share balance will be exchanged into the new fund in accordance with the procedures set forth above. Because the exchange is considered a redemption and purchase of shares, you may realize a gain or loss for federal income tax purposes. Backup withholding and information reporting may also apply. Information regarding the possible tax consequences of such an exchange is included in the tax section in this Prospectus and under "Additional Information Regarding Taxation" in the SAI.

If a substantial portion of the Fund's shareholders should, within a short period, elect to redeem their shares of the Fund pursuant to the exchange privilege, the Fund might have to liquidate portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this should occur, it is the general policy of the Fund to initially invest this money in short-term, interest-bearing money market, unless it is felt that attractive investment opportunities consistent with the Fund's investment objective exist immediately. Subsequently, this money will be withdrawn from such short-term money market instruments securities in as orderly a manner as is possible when attractive investment opportunities arise.

The exchange privilege may be modified or discontinued by the Fund at any time upon 60 days' written notice to shareholders.

EXCHANGES OF CLASS I SHARES

The contingency period during which a contingent deferred sales charge may be assessed for Class I shares will be tolled (or stopped) for the period such shares are exchanged into and held in a Franklin or Templeton Class I money market fund. If a Class I account has shares subject to a contingent deferred sales charge, Class I shares will be exchanged into the new account on a "first-in, first-out" basis. See "How Do I Sell Shares? - Contingent Deferred Sales Charge" for a discussion of investments subject to a contingent deferred sales charge.

EXCHANGES OF CLASS II SHARES

When an account is composed of Class II shares subject to the contingent deferred sales charge and Class II shares that are not, the shares will be transferred proportionately into the new fund. Shares received from reinvestment of dividends and capital gains are referred to as "free shares," shares which were originally subject to a contingent deferred sales charge but to which the contingent deferred sales charge no longer applies are called "matured shares," and shares still subject to the contingent deferred sales charge are referred to as "CDSC liable shares." CDSC liable shares held for different periods of time are considered different types of CDSC liable shares. For instance, if you have $1,000 in free shares, $2,000 in matured shares, and $3,000 in CDSC liable shares and you exchange $3,000 into a new fund, $500 will be exchanged from free shares, $1,000 from matured shares, and $1,500 from CDSC liable shares. Similarly, if CDSC liable shares have been purchased at different periods, a proportionate amount will be taken from shares held for each period. If, for example, you hold $1,000 in shares bought 3 months ago, $1,000 bought 6 months ago, and $1,000 bought 9 months ago and you exchange $1,500 into the new fund, $500 from each of these shares will be deemed exchanged into the new fund.

The only money market fund exchange option available to Class II shareholders is the Franklin Templeton Money Fund II ("Money Fund II"), a series of the Franklin Templeton Money Fund Trust. No drafts (checks) may be written on Money Fund II accounts, nor may Class II shareholders purchase shares of Money Fund II directly. Class II shares exchanged for shares of Money Fund II will continue to age, for purposes of calculating the contingent deferred sales charge, because they continue to be subject to Rule 12b-1 fees. The contingent deferred sales charge will be assessed if CDSC liable shares are redeemed. Class I shares may be exchanged for shares of any of the money market funds in the Franklin Templeton Funds except Money Fund II. Draft writing privileges and direct purchases are allowed on these other money market funds as described in their respective prospectuses.

To the extent shares are exchanged proportionately, as opposed to another method such as first-in first-out or free shares followed by CDSC liable shares, the exchanged shares may, in some instances, be CDSC liable even though a redemption of such shares, as discussed elsewhere herein, may no longer be subject to a contingent deferred sales charge. The proportional method is believed by management to more closely meet and reflect the expectations of Class II shareholders in the event shares are redeemed during the contingency period. For federal income tax purposes, the cost basis of shares redeemed or exchanged is determined under the Code without regard to the method of transferring shares chosen by the Fund.

RETIREMENT PLAN ACCOUNTS

Franklin Templeton IRA and 403(b) retirement plan accounts may exchange shares directly. Certain restrictions may apply, however, to other types of retirement plans. See "Restricted Accounts" under "Telephone Transactions."

TIMING ACCOUNTS

Accounts which are administered by allocation or market timing services to exchange shares based on predetermined market indicators ("Timing Accounts") will be charged a $5.00 administrative service fee per each such exchange. All other exchanges are without charge.

RESTRICTIONS ON EXCHANGES

In accordance with the terms of their respective prospectuses, certain funds do not accept or may place differing limitations than those below on exchanges by Timing Accounts.


The Fund reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any Timing Account or any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of the Fund within two weeks of an earlier exchange request out of the Fund, (ii) makes more than two exchanges out of the Fund per calendar quarter, or (iii) exchanges shares equal in value to at least $5 million, or more than 1% of the Fund's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.


The Fund also reserves the right to refuse the purchase side of an exchange request by any Timing Account, person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Your purchase exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Fund and therefore may be refused.

The Fund and Distributors, as indicated under "How Do I Buy Shares?", reserve the right to refuse any order for the purchase of shares.

TRANSFERS

Transfers between identically registered accounts in the same fund and class are treated as non-monetary and non-taxable events and are not subject to a contingent deferred sales charge. The transferred shares will continue to age from the date of original purchase. Shares of each class will be transferred on the same basis as described above for exchanges.

CONVERSION RIGHTS

It is not presently anticipated that Class II shares will be convertible to Class I shares. You may, however, sell Class II shares and use the proceeds to purchase Class I shares, subject to all applicable sales charges.

HOW DO I SELL SHARES?

You may liquidate your shares at any time and receive from the Fund the value of the shares. You may redeem shares in any of the following ways:

BY MAIL

Send a written request signed by all registered owners to Investor Services, at the address shown on the back cover of this Prospectus, and any share certificates which have been issued for the shares being redeemed, properly endorsed and in order for transfer. You will then receive from the Fund the value of the class of shares redeemed based upon the net asset value per share (less a contingent deferred sales charge, if applicable) next computed after the written request in proper form is received by Investor Services. Redemption requests received after the time at which the net asset value is calculated will receive the price calculated on the following business day. The net asset value per share of each class is determined as of the scheduled close of the New York Stock Exchange (the "Exchange") (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. You are requested to provide a telephone number where you may be reached during business hours, or in the evening if preferred. Investor Services' ability to contact you promptly when necessary will speed the processing of the redemption.

TO BE CONSIDERED IN PROPER FORM, SIGNATURES MUST BE GUARANTEED IF THE REDEMPTION REQUEST INVOLVES ANY OF THE FOLLOWING:

(1) the proceeds of the redemption are over $50,000;


(2) the proceeds (in any amount) are to be paid to someone other than the registered owners of the account;


(3) the proceeds (in any amount) are to be sent to any address other than the address of record, preauthorized bank account or brokerage firm account;

(4) share certificates, if the redemption proceeds are in excess of $50,000;
     or

(5) the Fund or Investor Services believes that a signature guarantee would protect against potential claims based on the transfer instructions, including, for example, when (a) the current address of one or more joint owners of an account cannot be confirmed, (b) multiple owners have a dispute or give inconsistent instructions to the Fund, (c) the Fund has been notified of an adverse claim, (d) the instructions received by the Fund are given by an agent, not the actual registered owner, (e) the Fund determines that joint owners who are married to each other are separated or may be the subject of divorce proceedings, or (f) the authority of a representative of a corporation, partnership, association, or other entity has not been established to the satisfaction of the Fund.


Signatures must be guaranteed by an "eligible guarantor institution" as defined under Rule 17Ad-15 under the Securities Exchange Act of 1934. Generally, eligible guarantor institutions include (1) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (2) national securities exchanges, registered securities associations and clearing agencies; (3) securities dealers which are members of a national securities exchange or a clearing agency or which have minimum net capital of $100,000; or (4) institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature guarantee medallion program. A notarized signature will not be sufficient for the request to be in proper form.

Where shares to be redeemed are represented by share certificates, the request for redemption must be accompanied by the share certificate and a share assignment form signed by the registered owners exactly as the account is registered, with the signatures guaranteed as referenced above. You are advised, for your protection, to send the share certificate and assignment form in separate envelopes if they are being mailed in for redemption.


Liquidation requests of corporate, partnership, trust and custodianship accounts, and accounts under court jurisdiction require the following documentation to be in proper form:


Corporation - (1) Signature guaranteed letter of instruction from the authorized officers of the corporation and (2) a corporate resolution.


Partnership - (1) Signature guaranteed letter of instruction from a general partner and (2) pertinent pages from the partnership agreement identifying the general partners or a certification for a partnership agreement.


Trust - (1) Signature guaranteed letter of instruction from the trustees and (2) a copy of the pertinent pages of the trust document listing the trustees or a Certification for Trust if the trustees are not listed on the account registration.


Custodial (other than a retirement account) - Signature guaranteed letter of instruction from the custodian.


Accounts under court jurisdiction - Check court documents and applicable state law since these accounts have varying requirements, depending upon the state of residence.

Payment for redeemed shares will be sent to you within seven days after receipt of the request in proper form.

BY TELEPHONE

If you complete the Franklin Templeton Telephone Redemption Authorization Agreement (the "Agreement"), included with this Prospectus, you may redeem shares of the Fund by telephone, subject to the Restricted Account exception noted under "Telephone Transactions - Restricted Accounts". You may obtain additional information about telephone redemptions by writing to the Fund or Investor Services at the address shown on the cover or by calling 1-800/632-2301. THE FUND AND INVESTOR SERVICES WILL EMPLOY REASONABLE PROCEDURES TO CONFIRM THAT INSTRUCTIONS GIVEN BY TELEPHONE ARE GENUINE. YOU, HOWEVER, BEAR THE RISK OF LOSS IN CERTAIN CASES AS DESCRIBED UNDER "TELEPHONE TRANSACTIONS - VERIFICATION PROCEDURES."

If your account has a completed Agreement on file, redemptions of uncertificated shares or shares which have previously been deposited with the Fund or Investor Services may be made for up to $50,000 per day per Fund account. Telephone redemption requests received before the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) on any business day will be processed that same day. The redemption check will be sent within seven days, made payable to all the registered owners on the account, and will be sent only to the address of record.

Redemption requests by telephone will not be accepted within 30 days following an address change by telephone. In that case, you should follow the other redemption procedures set forth in this Prospectus. Institutional accounts (certain corporations, bank trust departments, qualified retirement plans and government entities which qualify to purchase shares at net asset value pursuant to the terms of this Prospectus) that wish to execute redemptions in excess of $50,000 must complete an Institutional Telephone Privileges Agreement which is available from the Franklin Templeton Institutional Services Department by calling 1-800/321-8563.

THROUGH SECURITIES DEALERS

The Fund will accept redemption orders from securities dealers who have entered into an agreement with Distributors. This is known as a repurchase. The only difference between a normal redemption and a repurchase is that if you redeem shares through a dealer, the redemption price will be the net asset value next calculated after your dealer receives the order which is promptly transmitted to the Fund, rather than on the day the Fund receives your written request in proper form. The documents described under "By Mail" above, as well as a signed letter of instruction, are required regardless of whether you redeem shares directly or submit such shares to a securities dealer for repurchase. Your letter should reference the Fund and the class, the account number, the fact that the repurchase was ordered by a dealer and the dealer's name. Details of the dealer-ordered trade, such as trade date, confirmation number, and the amount of shares or dollars, will help speed processing of the redemption. The seven-day period within which the proceeds of your redemption will be sent will begin when the Fund receives all documents required to complete ("settle") the repurchase in proper form. The redemption proceeds will not earn dividends or interest during the time between receipt of the dealer's repurchase order and the date the redemption is processed upon receipt of all documents necessary to settle the repurchase. Thus, it is in your best interest to have the required documentation completed and forwarded to the Fund as soon as possible. Your dealer may charge a fee for handling the order. See "How Do I Buy and Sell Shares?" in the SAI for more information on the redemption of shares.

CONTINGENT DEFERRED SALES CHARGE

In order to recover commissions paid to securities dealers, all or a portion of Class I investments of $1 million or more and any Class II investments redeemed within the contingency period (12 months for Class I and 18 months for Class II) will be assessed a contingent deferred sales charge, unless one of the exceptions described below applies. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the net asset value at the time of purchase of such shares, and is retained by Distributors. The contingent deferred sales charge is waived in certain instances.

In determining whether a contingent deferred sales charge applies, shares not subject to a contingent deferred sales charge are deemed to be redeemed first, in the following order: (i) a calculated number of shares representing amounts attributable to capital appreciation on shares held less than the contingency period; (ii) shares purchased with reinvested dividends and capital gain distributions; and (iii) other shares held longer than the contingency period. Shares subject to a contingent deferred sales charge will then be redeemed on a "first-in, first-out" basis. For tax purposes, a contingent deferred sales charge is treated as either a reduction in redemption proceeds or an adjustment to the cost basis of the shares redeemed.

The contingent deferred sales charge on each class of shares is waived, as applicable, for: exchanges; any account fees; distributions from an individual retirement plan account due to death or disability or upon periodic distributions based on life expectancy; tax-free returns of excess contributions from employee benefit plans; distributions from employee benefit plans, including those due to termination or plan transfer; redemptions initiated by the Fund due to an account falling below the minimum specified account size; redemptions following the death of the shareholder or beneficial owner; and redemptions through a Systematic Withdrawal Plan set up for shares prior to February 1, 1995, and for Systematic Withdrawal Plans set up thereafter, redemptions of up to 1% monthly of an account's net asset value (3% quarterly, 6% semiannually or 12% annually). For example, if a Class I account maintained an annual balance of $1,000,000, only $120,000 could be withdrawn through a once-yearly Systematic Withdrawal Plan free of charge. Any amount over that $120,000 would be assessed a 1% contingent deferred sales charge. Likewise, if a Class II account maintained an annual balance of $10,000, only $1,200 could be withdrawn through a once-yearly Systematic Withdrawal Plan free of charge.

All investments made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Unless otherwise specified, requests for redemptions of a SPECIFIED DOLLAR amount will result in additional shares being redeemed to cover any applicable contingent deferred sales charge, while requests for redemption of a SPECIFIC NUMBER of shares will result in the applicable contingent deferred sales charge being deducted from the total dollar amount redeemed.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

The Fund may delay the mailing of the redemption check, or a portion thereof, until the clearance of the check used to purchase Fund shares, which may take up to 15 days or more. Although the use of a certified or cashier's check will generally reduce this delay, shares purchased with these checks will also be held pending clearance. Shares purchased by federal funds wire are available for immediate redemption.


The right of redemption may be suspended or the date of payment postponed if the Exchange is closed (other than customary closing) or upon the determination of the SEC that trading on the Exchange is restricted or an emergency exists, or if the SEC permits it, by order, for the protection of shareholders. Of course, the amount received may be more or less than the amount you invested, depending on fluctuations in the market value of securities owned by the Fund.

RETIREMENT PLAN ACCOUNTS

Retirement plan account liquidations require the completion of certain additional forms to ensure compliance with IRS regulations. To liquidate a retirement plan account, you or your securities dealer may call Franklin's Retirement Plans Department to obtain the necessary forms.

Tax penalties will generally apply to any distribution from such plans to a participant under age 59 1/2, unless the distribution meets one of the exceptions set forth in the Code.

OTHER INFORMATION

Distribution or redemption checks sent to you do not earn interest or any other income during the time such checks remain uncashed and neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks.

"Cash" payments to or from the Fund may be made by check, draft or wire. The Fund has no facility to receive, or pay out, cash in the form of currency.

For any information required about a proposed liquidation, you may call Franklin's Shareholder Services Department. Securities dealers may call Franklin's Dealer Services Department.

TELEPHONE TRANSACTIONS

By calling Investor Services at 1-800/632-2301, you or your investment representative of record, if any, may be able to execute various telephone transactions, including to: (i) effect a change in address, (ii) change a dividend option (see "Restricted Accounts" below), (iii) transfer Fund shares in one account to another identically registered account in the Fund, (iv) request the issuance of certificates (to be sent to the address of record only) and (v) exchange Fund shares as described in this Prospectus by telephone. In addition, if you complete and file an Agreement as described under "How Do I Sell Shares?
- By Telephone" you will be able to redeem shares of the Fund.

VERIFICATION PROCEDURES

The Fund and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These will include: recording all telephone calls requesting account activity by telephone, requiring that the caller provide certain personal and/or account information requested by the telephone service agent at the time of the call for the purpose of establishing the caller's identification, and sending a confirmation statement on redemptions to the address of record each time account activity is initiated by telephone. So long as the Fund and Investor Services follow instructions communicated by telephone which were reasonably believed to be genuine at the time of their receipt, neither they nor their affiliates will be liable for any loss to you caused by an unauthorized transaction. The Fund and Investor Services may be liable for any losses due to unauthorized or fraudulent instructions in the event such reasonable procedures are not followed. You are, of course, under no obligation to apply for or accept telephone transaction privileges. In any instance where the Fund or Investor Services is not reasonably satisfied that instructions received by telephone are genuine, the requested transaction will not be executed, and neither the Fund nor Investor Services will be liable for any losses which may occur because of a delay in implementing a transaction.

RESTRICTED ACCOUNTS

Telephone redemptions and dividend option changes may not be accepted on Franklin Templeton retirement accounts. To assure compliance with all applicable regulations, special forms are required for any redemption, distribution or dividend payment changes. While the telephone exchange privilege is extended to Franklin Templeton IRA and 403(b) retirement accounts, certain restrictions may apply to other types of retirement plans.

To obtain further information regarding distribution or transfer procedures, including any required forms, retirement account shareholders may call to speak to a Retirement Plan Specialist at 1-800/527-2020.

GENERAL

During periods of drastic economic or market changes, it is possible that the telephone transaction privilege will be difficult to execute because of heavy telephone volume. In such situations, you may wish to contact your investment representative for assistance or send written instructions to the Fund as detailed elsewhere in this Prospectus.

Neither the Fund nor Investor Services will be liable for any losses resulting from your inability to execute a telephone transaction.

HOW ARE FUND SHARES VALUED?

The net asset value per share of each class of the Fund is determined as of the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. Many newspapers carry daily quotations of the prior trading day's closing "bid" (net asset value) and "ask" (offering price, which includes the maximum front-end sales charge of each class of shares of the
Fund).

The net asset value per share of each class is determined by deducting the aggregate gross value of all liabilities of each class from the aggregate gross value of all assets of each class, and then dividing the difference by the number of shares of the class outstanding. Assets in the Fund's portfolio are valued as described under "How Are Fund Shares Valued?" in the SAI.

Each class will bear, pro rata, all of the common expenses of the Fund, except that each class will bear the Rule 12b-1 fees payable under its respective plan. The net asset value of all outstanding shares of each class of the Fund will be computed on a pro rata basis based on the proportionate participation in the Fund represented by the value of shares of such class. Due to the specific distribution expenses and other costs that will be allocable to each class, the dividends paid to each class of the Fund may vary.

HOW DO I GET MORE INFORMATION ABOUT MY INVESTMENT?

Any questions or communications regarding your account should be directed to Investor Services at the address shown on the back cover of this Prospectus.

From a touch-tone phone, you may access an automated system (day or night) which offers the following features. By calling the Franklin TeleFACTS(R) system at 1-800/247-1753, you may obtain Class I and Class II account information, current price and, if available, yield or other performance information specific to the Fund or any Franklin Templeton Fund. In addition, Class I shareholders may process an exchange, within the same class, into an identically registered Franklin account and request duplicate confirmation or year-end statements and deposit slips.

Class I and Class II share codes for the Fund, which will be needed to access system information, are 135 and 235, respectively. The system's automated operator will prompt you with easy to follow step-by-step instructions from the main menu. Other features may be added in the future.

To assist you and securities dealers wishing to speak directly with a representative, the following list of Franklin departments, telephone numbers and hours of operation is provided. The same numbers may be used when calling from a rotary phone.

                                                              HOURS OF OPERATION
                                                                  (PACIFIC TIME)
DEPARTMENT NAME            TELEPHONE NO.      (MONDAY THROUGH FRIDAY)
Shareholder Services       1-800/632-2301     5:30 a.m. to 5:00 p.m.
Dealer Services            1-800/524-4040     5:30 a.m. to 5:00 p.m.
Fund Information           1-800/DIAL BEN     5:30 a.m. to 8:00 p.m.
                                                          8:30 a.m. to 5:00 p.m.
                                                                      (Saturday)
Retirement Plans           1-800/527-2020     5:30 a.m. to 5:00 p.m.
TDD (hearing impaired)     1-800/851-0637     5:30 a.m. to 5:00 p.m.

In order to ensure that the highest quality of service is being provided, telephone calls placed to or by representatives in Franklin's service departments may be accessed, recorded and monitored. These calls can be determined by the presence of a regular beeping tone.


HOW DOES THE FUND MEASURE PERFORMANCE?


Advertisements, sales literature and communications to you may contain several measures of a class' performance, including current yield, various expressions of total return and current distribution rate. They may also occasionally cite statistics to reflect the Fund's volatility or risk.

Average annual total return figures as prescribed by the SEC represent the average annual percentage change in value of $1,000 invested at the maximum public offering price (offering price includes sales charge) for one-, five- and ten-year periods, or portion thereof, to the extent applicable, through the end of the most recent calendar quarter, assuming reinvestment of all distributions. The Fund may also furnish total return quotations for each class for other periods or based on investments at various sales charge levels or at net asset value. For such purposes, total return equals the total of all income and capital gain paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price.

Current yield for each class reflects the income per share earned by the Fund's portfolio investments. It is calculated for each class by dividing that class' net investment income per share during a recent 30-day period by the maximum public offering price for that class of shares on the last day of that period and annualizing the result.

Current yield for each class, which is calculated according to a formula prescribed by the SEC (see "General Information" in the SAI), is not indicative of the dividends or distributions which were or will be paid to the Fund's shareholders. Dividends or distributions paid to shareholders of a class are reflected in the current distribution rate, which may be quoted to you. The current distribution rate is computed by dividing the total amount of dividends per share paid by a class during the past 12 months by a current maximum offering price for that class of shares. Under certain circumstances, such as when there has been a change in the amount of dividend payout or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid during the period such policies were in effect, rather than using the dividends during the past 12 months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gain, and is calculated over a different period of time.

In each case, performance figures are based upon past performance, reflect all recurring charges against a class' income and will assume the payment of the maximum sales charge on the purchase of that class of shares. When there has been a change in the sales charge structure, the historical performance figures will be restated to reflect the new rate. The investment results of each class, like all other investment companies, will fluctuate over time; thus, performance figures should not be considered to represent what an investment may earn in the future or what a class' total return, current yield, or distribution rate may be in any future period.

GENERAL INFORMATION

REPORTS TO SHAREHOLDERS

The Fund's fiscal year ends October 31. Annual Reports containing audited financial statements of the Trust, including the auditors' report, and Semi-Annual Reports containing unaudited financial statements are automatically sent to shareholders. To reduce the volume of mail sent to each household, as well as to reduce Fund expenses, Investor Services will attempt to identify related shareholders within a household and send only one copy of the report. Additional copies may be obtained, without charge, upon request to the Fund at the telephone number or address set forth on the cover page of this Prospectus.

Additional information on Fund performance is included in the Fund's Annual Report to Shareholders and under "General Information" in the SAI.

ORGANIZATION AND VOTING RIGHTS

The Agreement and Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest of $.01 par value, which may be issued in any number of series and classes. Shares issued will be fully paid and non-assessable and will have no preemptive, conversion, or sinking rights. Shares of each series have equal and exclusive rights as to dividends and distributions as declared by such series and the net assets of such series upon liquidation or dissolution. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Additional series or classes may be added in the future by the Board.

Shares of each class represent proportionate interests in the assets of the Fund and have the same voting and other rights and preferences as the other class of the Fund for matters that affect the Fund as a whole. For matters that only affect a certain class of the Fund's shares, however, only shareholders of that class will be entitled to vote. Therefore each class of shares will vote separately on matters (1) affecting only that class, (2) expressly required to be voted on separately by class by state business trust law, or (3) required to be voted on separately by class by the 1940 Act, or the rules adopted thereunder. For instance, if a change to the Rule 12b-1 plan relating to Class I shares requires shareholder approval, only shareholders of Class I may vote on the change to the Rule 12b-1 plan affecting that class. Similarly, if a change to the Rule 12b-1 plan relating to Class II shares requires approval, only shareholders of Class II may vote on changes to such plan. On the other hand, if there is a proposed change to the investment objective of the Fund, the proposal would affect all shareholders, regardless of which class of shares they hold and, therefore, each share has the same voting rights.

Voting rights are cumulative, which means that in all elections of trustees, each shareholder has the right to cast a number of votes equal to the number of shares owned multiplied by the number of trustees to be elected at such election and each shareholder may cast the whole number of votes for one candidate or distribute such votes among two or more candidates.

The Trust does not intend to hold annual shareholders' meetings. The Trust may, however, hold a special shareholders' meeting of a series for such purposes as changing fundamental investment restrictions, approving a new management agreement or any other matters which are required to be acted on by shareholders under the 1940 Act. A meeting may also be called by the trustees in their discretion or by shareholders holding at least ten percent of the outstanding shares of the Trust. Shareholders will receive assistance in communicating with other shareholders in connection with the election or removal of trustees such as that provided in Section 16(c) of the 1940 Act.

REDEMPTIONS BY THE FUND

The Fund reserves the right to redeem your shares, at net asset value, if your account has a value of less than $50, but only where the value of your account has been reduced by the prior voluntary redemption of shares and has been inactive (except for the reinvestment of distributions) for a period of at least six months, provided you are given advance notice. For more information, see "How Do I Buy and Sell Shares? in the SAI.

REGISTERING YOUR ACCOUNT

An account registration should reflect your intentions as to ownership. Where there are two co-owners on the account, the account will be registered as "Owner 1" and "Owner 2"; the "or" designation is not used except for money market fund accounts. If co-owners wish to have the ability to redeem or convert on the signature of only one owner, a limited power of attorney may be used.

Accounts should not be registered in the name of a minor, either as sole or co-owner of the account. Transfer or redemption for such an account may require court action to obtain release of the funds until the minor reaches the legal age of majority. The account should be registered in the name of one "Adult" as custodian for the benefit of the "Minor" under the Uniform Transfer or Gifts to Minors Act.

A trust designation such as "trustee" or "in trust for" should only be used if the account is being established pursuant to a legal, valid trust document. Use of such a designation in the absence of a legal trust document may cause difficulties and require court action for transfer or redemption of the funds.


Shares, whether in certificate form or not, registered as joint tenants or "Jt Ten" shall mean "as joint tenants with rights of survivorship" and not "as tenants in common."


Except as indicated, you may transfer an account in the Fund carried in "street" or "nominee" name by your securities dealer to a comparably registered Fund account maintained by another securities dealer. Both the delivering and receiving securities dealers must have executed dealer agreements on file with Distributors. Unless a dealer agreement has been executed and is on file with Distributors, the Fund will not process the transfer and will so inform your delivering securities dealer. To effect the transfer, you should instruct the securities dealer to transfer the account to a receiving securities dealer and sign any documents required by the securities dealers to evidence consent to the transfer. Under current procedures, the account transfer may be processed by the delivering securities dealer and the Fund after the Fund receives authorization in proper form from your delivering securities dealer. Account transfers may be effected electronically through the services of the NSCC.

The Fund may conclusively accept instructions from you or your nominee listed in publicly available nominee lists, regardless of whether the account was initially registered in the name of or by you, your nominee, or both. If a securities dealer or other representative is of record on your account, you will be deemed to have authorized the use of electronic instructions on the account, including, without limitation, those initiated through the services of the NSCC, to have adopted as instruction and signature any such electronic instructions received by the Fund and Investor Services, and to have authorized them to execute the instructions without further inquiry. At the present time, such services which are available include the NSCC's "Networking," "Fund/SERV," and "ACATS" systems.

Any questions regarding an intended registration should be answered by the securities dealer handling the investment or by calling Franklin's Fund Information Department.

IMPORTANT NOTICE REGARDING TAXPAYER IRS CERTIFICATIONS


Pursuant to the Code and U.S. Treasury regulations, the Fund may be required to report to the IRS any taxable dividend, capital gain distribution, or other reportable payment (including share redemption proceeds) and withhold 31% of any such payments made to individuals and other non-exempt shareholders who have not provided a correct taxpayer identification number ("TIN") and made certain required certifications that appear in the Shareholder Application. You may also be subject to backup withholding if the IRS or a securities dealer notifies the Fund that the number furnished by you is incorrect or that you are subject to backup withholding for previous under-reporting of interest or dividend income.

The Fund reserves the right to (1) refuse to open an account for any person failing to provide a TIN along with the required certifications and (2) close an account by redeeming its shares in full at the then-current net asset value upon receipt of notice from the IRS that the TIN certified as correct by you is in fact incorrect or upon the failure of a shareholder who has completed an "awaiting TIN" certification to provide the Fund with a certified TIN within 60 days after opening the account.




APPENDIX


DESCRIPTION OF BOND RATINGS

Moody's

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger.

A - Bonds rated A possess many favorable investment attributes and are considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Note: The S&P ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.


Franklin
Adjustable Rate
Securities Fund

Franklin Investors Securities Trust

PROSPECTUS March 1, 1996


777 Mariners Island Blvd., P.O. Box 7777
San Mateo, CA 94403-7777  1-800/DIAL BEN

Franklin Investors Securities Trust (the "Trust") is an open-end management investment company consisting of both diversified and non-diversified separate series. Each series of the Trust in effect represents a separate fund with its own investment objectives and policies, with various possibilities for income or capital appreciation, and subject to varying market risks. Through the different series, the Trust attempts to satisfy different investment objectives.


This Prospectus pertains only to the Franklin Adjustable Rate Securities Fund (the "Fund"), a diversified series, which seeks a high level of current income, with lower volatility of principal than a fund which invests in fixed-rate securities. The Fund, unlike most funds which invest directly in securities, seeks to achieve this objective by investing all of its assets in the Adjustable Rate Securities Portfolio (the "Portfolio"), a separate series of the Adjustable Rate Securities Portfolios, whose investment objective is the same as that of the Fund. The Portfolio in turn invests primarily in adjustable rate securities, including adjustable rate mortgage-backed securities which are issued or guaranteed by private institutions or by the United States ("U.S.") government, its agencies or instrumentalities, collateralized by or representing an interest in mortgages created from pools of adjustable rate mortgages, and other adjustable rate asset-backed securities. All securities purchased by the Portfolio will be rated at least AA by Standard & Poor's Corporation ("S&P") or Aa by Moody's Investors Service ("Moody's") or, if unrated, will be deemed to be of comparable quality by the Portfolio's investment manager. The Fund is designed for individuals as well as certain institutional investors. There can, of course, be no assurance that the Fund's objective will be achieved.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank; further, such shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Shares of the Fund involve investment risks, including the possible loss of principal.

This Prospectus is intended to set forth in a clear and concise manner information about the Fund that you should know before investing. After reading the Prospectus, it should be retained for future reference; it contains information about the purchase and sale of shares and other items which you will find useful to have.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


A Statement of Additional Information (the "SAI") concerning the Trust, the Fund and another series of the Trust, dated March 1, 1996, as may be amended from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. A copy is available without charge from the Fund or from Franklin/Templeton Distributors, Inc. ("Distributors"), at the address or telephone number shown above.


This Prospectus is not an offering of the securities herein described in any state in which the offering is not authorized. No sales representative, dealer, or other person is authorized to give any information or make any representations other than those contained in this Prospectus. Further information may be obtained from the underwriter.

Contents                                  Page

Expense Table

Financial Highlights - How Has the Fund Performed?

What is the Franklin Adjustable Rate Securities Fund?

How Does the Fund and the Portfolio Invest Their Assets?

What Are the Fund's Potential Risks?

Who Administers the Fund?

What Distributions Might I Receive from the Fund?

How Taxation Affects You and the Fund

How Do I Buy Shares?

What Programs and Privileges Are Available to Me as a Shareholder?

What If My Investment Outlook Changes? - Exchange Privilege

How Do I Sell Shares?


Telephone Transactions

How Are Fund Shares Valued?

How Do I Get More Information About My Investment?

How Does the Fund Measure Performance?


General Information

Registering Your Account


Important Notice Regarding
  Taxpayer IRS Certifications

Useful Terms and Definitions in this Prospectus


Expense Table


The purpose of this table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly in connection with an investment in the Fund. These figures are based on the aggregate operating expenses of the Fund, before fee waivers and expense reductions, for the fiscal year ended October 31, 1995, and include the expenses of the Portfolio.

Shareholder Transaction Expenses
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)                             2.25%
Deferred Sales Charge                                             NONE*
Exchange Fee (per transaction)                                    $5.00*
Annual Fund Operating Expenses
  (as a percentage of average net assets)
Management and Administration Fees                                0.50%***
12b-1 Fees                                                        0.20%****
Other Expenses of the Fund and the Portfolio            0.29%
Total Fund Operating Expenses                                     0.99%**
                                                                  =======

*Investments of $1 million or more are not subject to a front-end sales charge, but a contingent deferred sales charge of 1% is imposed on certain redemptions within a "contingency period" of 12 months of the calendar month of such investments. See "How Do I Sell Shares? - Contingent Deferred Sales Charge."

**$5.00 fee only imposed on Timing Accounts as described under "What If My Investment Outlook Changes? - Exchange Privilege." All other exchanges are processed without a fee.

***The Fund's administrator and the Portfolio's investment manager agreed in advance to waive a portion of the administration fee and a portion of the Portfolio's management fee. With this reduction, the Fund's share of the Portfolio's management fee was 0.21% of the average net assets of the Fund and total operating expenses of the Fund, including the Fund's proportionate share of Portfolio expenses, were 0.70% of the Fund's average net assets.


****Consistent with National Association of Securities Dealers, Inc.'s rules, it is possible that the combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charges permitted under those same rules.


You should be aware that the above table is not intended to reflect in precise detail the fees and expenses associated with an investment in the Fund. Rather, the table has been provided only to assist you in gaining a more complete understanding of fees, charges and expenses. For a more detailed discussion of these matters, you should refer to the appropriate sections of this Prospectus.


Example

As required by SEC regulations, the following example illustrates the expenses, including the maximum front-end sales charge, that apply to a $1,000 investment in the Fund over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period.

One Year          Three Years    Five Years     Ten Years
$32*              $53            $76            $141

*Assumes that a contingent deferred sales charge will not apply.

This example is based on the aggregate annual operating expenses of the Fund before fee waivers or expense reductions, shown above and should not be considered a representation of past or future expenses, which may be more or less than those shown. The operating expenses are borne by the Fund and only indirectly by you as a result of your investment in the Fund. In addition, federal securities regulations require the example to assume an annual return of 5%, but the Fund's actual return may be more or less than 5%.


The above table summarizes the aggregate fees and expenses incurred by both the Fund and the Portfolio. The Board of Trustees considered the aggregate fees and expenses to be paid by both the Fund and the Portfolio under the Fund's policy of investing all of its assets in shares of the Portfolio and such fees and expenses the Fund would pay if it invested directly in adjustable rate securities. Because this arrangement enables various institutional investors, including the Fund, to pool their assets, which may be expected to result in the achievement of a variety of operating economies, the Board of Trustees concluded that the aggregate expenses of the Fund and the Portfolio were expected to be lower than the expenses that would be incurred by the Fund if it invested directly in adjustable rate securities, although there is no guarantee or assurance that asset growth and lower expenses will be recognized. Advisers has agreed to limit expenses so that in no event will shareholders of the Fund incur higher expenses than if it invested directly in adjustable rate securities. Further information regarding the Fund's and the Portfolio's fees and expenses is included under "Administration of the Fund."


Financial Highlights - How Has the Fund Performed?

Set forth below is a table containing the financial highlights for a share of the Fund throughout the periods from the effective date of registration (December 26, 1991) to January 31, 1993, for the nine-month period from February 1, 1993 to October 31, 1993, and for each of the two fiscal years in the period ended October 31, 1995. The information for each of the periods indicated has been audited by Coopers & Lybrand L.L.P., independent auditors, whose audit report appears in the financial statements in the Trust's Annual Report to Shareholders dated October 31, 1995. See "Reports to Shareholders" under "General Information."






                          Per Share Operating Performance+                                          Ratios/Supplemental Data
                          Net Real-  Total
                          ized & Un- From     Distri-    Distri-                                                Ratio of Net
       Net Asset Net      realized   Invest-  butions    butions          Net Asset        Net Assets Ratio of  Investment  Port-
       Values at Invest-  Gains      ment     From Net   From    Total    Values           at End     Expenses  Income      folio
 Year  Beginning ment In- (Losses)on Opera-   Investment Capital Distri-  at End  Total    of Yearto  Average   to Average Turnover
 Ended  of Year  come     Securities tions    Income     Gains   butions  of Year Return** (in 000's) Net Assets+Net Assets Rate

Franklin Adjustable Rate Securities Fund
1992(1) $10.00    $ -       $  -     $  -     $  -        $  -    $  -     $10.00    -  %   $  -         - %       -  %    -   %
1993(2)  10.00   .60         .031      .631   (.601)         -    (.601)   10.03   6.48     12,521      -        5.84      48.95
1993(3)  10.03   .37         .009      .379   (.369)         -    (.369)   10.04   3.83     37,809    0.11(4)    4.69*     49.11
1994     10.04   .45        (.341)     .109   (.449)         -    (.449)    9.70   1.11     24,564    0.45(4)    4.45      84.67
1995      9.70  0.58        0.120     0.700   (0.580)        -    (0.580)   9.82   7.57     17,014    0.70(4)    5.82      53.30

1For the period December 26, 1991 (effective  date of  registration)  to January
31, 1992.

2For the year ended January 31.

3For the nine months ended October 31, 1993.

4Includes the Fund's share of the Portfolio's allocated expenses.

*Annualized.

**Total return measures the change in value of an investment over the periods indicated. It does not include the maximum initial sales charge, and assumes reinvestment of dividends and capital gains, if any, at net asset value. Prior to May 1, 1994, dividends were reinvested at the maximum offering price.

+During the periods indicated, Franklin Advisers, Inc. agreed in advance to waive a portion of its administration fees and made payments of other expenses incurred by the Fund and the Portfolio. Had such action not been taken, the ratios of operating expenses to average net assets would have been as follows:

                                     19921                                                -%
                                     19932                                                1.914
                                     19933                                                1.014*
                                     1994                                                 0.854
                                     1995                                                 0.994







 What is the Franklin Adjustable Rate Fund?

The Trust, which was organized as a Massachusetts business trust on December 16, 1986, is an open-end management investment company, or mutual fund, and has registered with the SEC under the Investment Company Act of 1940 (the "1940 Act"). The Fund and the additional separate diversified and non-diversified series of the Trust each issue a separate series of shares of beneficial interest.

The Board of Trustees of the Trust (the "Board")may determine, at a future date, to offer shares of the Fund in one or more "classes" to permit the Fund to take advantage of alternative methods of selling Fund shares. "Classes" of shares represent proportionate interests in the same portfolio of investment securities but with different rights, privileges and attributes, as determined by the trustees. Certain funds in the Franklin Templeton Funds currently offer their shares in two classes, designated "Class I" and "Class II." Because the Fund's sales charge structure and plan of distribution are similar to those of Class I shares, shares of the Fund may be considered Class I shares for redemption, exchange and other purposes.

You may purchase shares of the Fund (minimum investment of $100 initially and $25 thereafter) at the current public offering price. The current public offering price of the Fund's shares is equal to the net asset value, plus a sales charge not exceeding 2.25% of the offering price depending upon the amount invested. Please see "How Do I Buy Shares?"

How Do the Fund and Portfolio Invest Their Assets?


The investment objective of the Fund is to seek a high level of current income, with lower volatility of principal than a fund which invests in fixed-rate securities. The Fund pursues its investment objective by investing all of its assets in the Portfolio, which has the same investment objective and substantially similar policies as the Fund. The Portfolio is a separate diversified series of the Adjustable Rate Securities Portfolios, an open-end management investment company, managed by Franklin Advisers, Inc. ("Advisers"). Shares of the Portfolio are acquired by the Fund at net asset value with no sales charge. Accordingly, an investment in the Fund is an indirect investment in the Portfolio.

The Portfolio pursues its objective by investing primarily (at least 65% of its total assets) in adjustable rate securities, including adjustable rate mortgage securities which are issued or guaranteed by private institutions or by the U.S. government, its agencies or instrumentalities, collateralized by or representing an interest in mortgages, and other adjustable rate asset-backed securities (collectively, "ARS," or, with respect only to adjustable rate mortgage securities, "ARMS") which have interest rates which reset at periodic intervals. All securities in which the Portfolio invests will be rated at least AA or Aa by S&P or Moody's, respectively, or if unrated, will be deemed to be of comparable quality by the Portfolio's investment manager. Non-governmental issuers of the ARMS in which the Fund may invest through the Portfolio include commercial banks, savings and loan institutions, insurance companies, including private mortgage insurance companies, mortgage bankers, mortgage conduits of investment banks, finance companies, real estate companies and private corporations and others ("private mortgage securities"), so long as they are consistent with the Portfolio's (and the Fund's) investment objective. Such private mortgage securities which are not issued or guaranteed by the U.S. government are generally structured with one or more types of credit enhancement. The Portfolio may from time to time increase its investments by borrowing from banks (see "Borrowing" for further information). In addition, the Fund may invest, through the Portfolio, up to 35% of its total assets in the following fixed-rate securities: (a) notes, bonds and discount notes of the following U.S. government agencies or instrumentalities: Federal Home Loan Banks, Federal National Mortgage Association ("FNMA"), Government National Mortgage Association ("GNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), and Small Business Administration; (b) obligations of or guaranteed by the full faith and credit of the U. S. government and repurchase agreements collateralized by such obligations; (c) privately-issued fixed-rate mortgage securities; (d) privately-issued asset-backed securities; and (e) time and savings deposits in commercial or savings banks or in institutions whose accounts are insured by the FDIC. Investments in savings deposits are considered illiquid and are further restricted as noted under "Other Permitted Investments." Investments in fixed-rate securities generally decline in value during periods of rising interest rates and conversely, increase in value when interest rates fall. To the extent any Portfolio assets are invested in such fixed-rate securities, the Portfolio's (and the Fund's) values will be more sensitive to interest rate changes than if it were fully invested in adjustable rate securities.

There is, of course, no assurance that the Fund's investment objective will be achieved. As the value of the securities held by the Portfolio fluctuate, the Portfolio's net asset value (and the Fund's) per share will also fluctuate.

Advantages of Investing in the Fund

The Fund enables its shareholders to invest easily in ARS which are rated at least AA by S&P or Aa by Moody's or, if unrated, will be deemed to be of comparable quality by the Portfolio's investment manager, or such ARS which are issued or guaranteed by the U.S. government, its agencies or instrumentalities, by allowing an initial investment of as low as $100. The Fund believes that by investing in the Portfolio, which in turn invests primarily in ARS which provide for variable rates of interest, it will achieve a more consistent and less volatile net asset value than is characteristic of mutual funds that invest primarily in securities paying a fixed rate of interest.

Special Information Regarding the
Fund's Master/Feeder Fund Structure

The investment objectives of both the Fund and the Portfolio are fundamental and may not be changed without shareholder approval. The investment policies described herein include those followed by the Portfolio in which the Fund invests. Information on administration and expenses is included under "Administration of the Fund." See the SAI for further information regarding the Fund's and the Portfolio's investment restrictions.

An investment in the Fund may be subject to certain risks due to the Fund's structure, such as the potential that upon redemption by other shareholders in the Portfolio, the Fund's expenses may increase or the economies of scale which have been achieved as a result of the structure may be diminished. Institutional investors in the Portfolio that have a greater pro rata ownership interest in the Portfolio than the Fund could have effective voting control over the operation of the Portfolio. Further, in the event that the shareholders of the Fund do not approve a proposed future change in the Fund's objective or fundamental policies, which has been approved for the Portfolio, the Fund may be forced to withdraw its investment from the Portfolio and seek another investment company with the same objective and policies. In addition, the Fund may withdraw its investment in the Portfolio at any time if the Board of Trustees of the Trust considers that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action to take, including the investment of all of the assets of the Fund in another pooled investment entity having the same investment objectives and policies as the Fund or the hiring of an investment adviser to manage the Fund's investments. Such circumstances may cause an increase in Fund expenses. Further, the Fund's structure is a relatively new format which often results in certain operational and other complexities. The Franklin organization was one of the first mutual fund complexes in the country to implement such a structure, and the trustees do not believe that the additional complexities outweigh the benefits to be gained by shareholders.

The Franklin Group of Funds(R) has another fund which may invest in the Portfolio and which is designed for institutional investors only. It is possible that in the future other funds may be created which may likewise invest in the Portfolio or existing funds may be restructured so that they may invest in the Portfolio. If and when that happens, the Fund or Advisers will forward to any interested shareholder additional information, including a prospectus and statement of additional information, if requested, regarding such other institutions through which they may make investments in the Portfolio. For further information please refer to "Organization" under "General Information." Any such fund may be offered with the same or different sales charge structure and Rule 12b-1 fees; thus, an investor in such fund may experience a different return from an investor in another investment company which invests exclusively in the Portfolio. Investors interested in obtaining information about such funds may contact the departments listed under "How to Get Information Regarding an Investment in the Fund."

Whenever the Fund, as an investor in the Portfolio, is asked to vote on a matter relating to the Portfolio, the Trust, on behalf of the Fund, will hold a meeting of the Fund's shareholders and will cast its votes in the same proportions as the Fund's shareholders have voted.

Adjustable Rate Securities

Adjustable Rate Securities are debt securities with interest rates which, rather than being fixed, are adjusted periodically pursuant to a pre-set formula and interval. As stated above, the Portfolio will invest primarily in ARS. The interest paid on ARS and, therefore, the current income earned by the Portfolio by investing in such securities, will be a function primarily of the indexes upon which adjustments are based and the applicable spread relating to such securities. (See the discussion of "Resets" herein.)

The interest rates paid on ARS are generally readjusted periodically to an increment over the chosen interest rate index. Such readjustments occur at intervals ranging from one to sixty months. The degree of volatility in the market value of the securities held by the Portfolio and of the net asset value of Portfolio shares will be a function primarily of the length of the adjustment period and the degree of volatility in the applicable indexes. It will also be a function of the maximum increase or decrease of the interest rate adjustment on any one adjustment date, in any one year and over the life of the securities. These maximum increases and decreases are typically referred to as "caps" and "floors," respectively. The Portfolio does not seek to maintain an overall average cap or floor, although the Portfolio's investment manager will consider caps or floors in selecting ARS for the Portfolio.

While the Portfolio does not attempt to maintain a constant net asset value per share, during periods in which short-term interest rates move within the caps and floors of the securities held by the Portfolio, the fluctuation in market value of the ARS in the Portfolio is expected to be relatively limited, since the interest rate on the Portfolio's ARS will generally adjust to market rates within a short period of time. In periods of substantial short-term volatility in short-term interest rates, the value of the Portfolio's holdings may fluctuate more substantially since the caps and floors of its ARS may not permit the interest rate to adjust to the full extent of the movements in short-term rates during any one adjustment period. In the event of dramatic increases in interest rates, the lifetime caps on the ARS may prevent such securities from adjusting to prevailing rates over the term of the loan. In this circumstance, the market value of the ARS may be substantially reduced with a corresponding decline in the Portfolio's net asset value.

For a discussion of the Portfolio's investments in adjustable rate asset-backed securities, including the risk of such investments, see "Investment Objective and Policies of the Fund - Asset-Backed Securities."



Adjustable Rate Mortgage Securities

Adjustable Rate Mortgage Securities (ARMS), like a traditional mortgage security, are interests in a pool of mortgage loans. Most mortgage securities are pass-through securities, which means that they provide investors with payments consisting of both principal and interest as mortgages in the underlying mortgage pool are paid off by the borrower. The dominant issuers or guarantors of mortgage securities today are GNMA, FNMA, and FHLMC. GNMA creates mortgage securities from pools of government-guaranteed or insured (Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks, and savings and loan associations. FNMA and FHLMC issue mortgage securities from pools of conventional and federally insured and/or guaranteed residential mortgages obtained from various entities, including savings and loan associations, savings banks, commercial banks, credit unions, and mortgage bankers. Non-governmental issuers of mortgage pools may be the originators of the underlying mortgage loans as well as the guarantors of the private mortgage securities.

The adjustable interest rate feature of the mortgages underlying the mortgage securities in which the Portfolio invests generally will act as a buffer to reduce sharp changes in the Portfolio's net asset value in response to normal interest rate fluctuations. As the interest rates on the mortgages underlying the Portfolio's investments are reset periodically, yields of portfolio securities will gradually align themselves to reflect changes in market rates so that the market value of the securities held by the Portfolio will remain relatively stable as compared to fixed-rate instruments and should cause the net asset value of the Fund to fluctuate less significantly than it would if the Portfolio invested in more traditional long-term, fixed-rate debt securities. During periods of rising interest rates, changes in the coupon rate lag behind changes in the market rate, resulting in possibly a lower net asset value until the coupon resets to market rates. Thus, investors could suffer some principal loss if they sold their shares of the Fund before the interest rates on the underlying mortgages are adjusted to reflect current market rates. A portion of the ARMS in which the Portfolio may invest may not reset for up to five years. During periods of extreme fluctuation in interest rates, the Fund's net asset value will fluctuate as well. Since most mortgage securities in the Portfolio's portfolio will generally have annual reset caps of 100 to 200 basis points, short-term fluctuation in interest rates above these levels could cause such mortgage securities to "cap out" and to behave more like long-term, fixed-rate debt securities.

Unlike fixed-rate mortgages, which generally decline in value during periods of rising interest rates, adjustable rate mortgage securities allow the Portfolio to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and lower price fluctuations. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Portfolio generally will be able to reinvest such amounts in securities with a higher current rate of return. The Portfolio, however, will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments by the Portfolio to exceed the maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage. Also, the Portfolio's net asset value could vary to the extent that current yields on mortgage-backed securities are different than market yields during interim periods between coupon reset dates.

During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to the Fund. Further, because of this feature, the value of ARMS are unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments. As with other mortgage backed securities, interest rate declines may result in accelerated prepayment of mortgages and the proceeds from such prepayments must be reinvested at lower prevailing interest rates.

One additional difference between ARMS and fixed-rate mortgages is that for certain types of ARMS, the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a particular, pre-specified, published interest rate index. The amount of interest due to an ARMS holder is calculated by adding a specified additional amount, the "margin," to the index, subject to limitations or caps on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. It is these special characteristics which are unique to adjustable rate mortgages that the Fund believes make them attractive investments in seeking to accomplish the Fund's objective.

Many mortgage securities which are issued or guaranteed by GNMA, FHLMC, or FNMA ("Certificates") are called pass-through Certificates because a pro rata share of both regular interest and principal payments (less GNMA's, FHLMC's, or FNMA's fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool, are passed through monthly to the holder of the Certificate (i.e., the Portfolio). The principal and interest on GNMA securities are guaranteed by GNMA which guarantee is backed by the full faith and credit of the U.S. government. FNMA guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal. Mortgage securities issued or guaranteed by FNMA and FHLMC are not backed by the full faith and credit of the U.S. government; however, they are generally considered to offer minimal credit risks. The yields provided by these mortgage securities have historically exceeded the yields on other types of U.S. government securities with comparable maturities in large measure due to the prepayment risk. (See "Risks of Mortgage Securities.")

The Portfolio may also invest in pass-through Certificates issued by non-governmental issuers. Pools of conventional residential mortgage loans created by such issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payment. Timely payment of interest and principal of these pools is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurance or the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Portfolio's quality standards. The Portfolio may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers, the investment manager determines that the securities meet the Portfolio's quality standards.

The Portfolio expects that governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term, fixed-rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the investment manager will, consistent with the Portfolio's objective, policies and quality standards, consider making investments in such new types of securities.

Collateralized Mortgage Obligations ("CMOs") and Real Estate Mortgage Investment Conduits ("REMICs") and Multi-Class Pass-Throughs. The Portfolio may also invest in certain debt obligations which are collateralized by mortgage loans or mortgage pass-through securities. Such securities may be issued or guaranteed by U.S. government agencies or issued by certain financial institutions and other mortgage lenders. CMOs and REMICs are debt instruments issued by special purpose entities which are secured by pools of mortgage loans or other mortgage-backed securities. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on underlying collateral provides the funds to pay debt service on the CMO or REMIC or make scheduled distributions on the multi-class pass-through securities. CMOs, REMICs and multi-class pass-through securities (collectively CMO unless the context indicates otherwise) may be issued by agencies or instrumentalities of the U.S. government or by private organizations.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specified coupon rate or adjustable rate tranche (which is discussed in the next paragraph) and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. Interest is paid or accrues on all classes of a CMO on a monthly, quarterly or semi-annual basis. The principal and interest on the underlying mortgages may be allocated among several classes of a series of a CMO in many ways. In a common structure, payments of principal, including any principal prepayments, on the underlying mortgages are applied to the classes of a series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of a CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full.

One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index such as the London Interbank Offered Rate ("LIBOR"). These adjustable rate tranches, known as "floating rate CMOs," will be deemed to be treated as ARMS by the Portfolio. Floating rate CMOs may be backed by fixed-rate or adjustable rate mortgages; to date, fixed-rate mortgages have been more commonly utilized for this purpose. Floating rate CMOs are typically issued with lifetime caps on the coupon rate thereon. These caps, similar to the caps on adjustable rate mortgages, represent a ceiling beyond which the coupon rate on a floating rate CMO may not be increased regardless of increases in the interest rate index to which the floating rate CMO is geared.

REMICs, which are authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. As with CMOs, the mortgages which collateralize the REMICs in which the Portfolio may invest include mortgages backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. government, its agencies or instrumentalities or issued by private entities, which are not guaranteed by any government agency.

The Portfolio's investment manager currently intends to limit investment in fixed-rate CMOs and REMICS to planned amortization classes ("PACs") and sequential pay classes. A PAC is retired according to a payment schedule in order to have a stable average life and yield even if expected prepayment rates change. Within a specified broad range of prepayment possibilities, the retirement of all classes is adjusted so that the PAC bond amortization schedule will be met. Thus PAC bonds offer more predictable amortization schedules at the expense of less predictable cash flows for the other bonds in the structure. Within a given structure, the Portfolio currently intends to buy the PAC bond with the shortest remaining average life. A sequential pay CMO is structured so that only one class of bonds will receive principal until it is paid off completely. Then the next sequential pay CMO class will begin receiving principal until it is paid off. The Portfolio currently intends to buy sequential pay CMO securities in the class with the shortest remaining average life.

Yields on privately issued CMOs as described above have been historically higher than the yields on CMOs issued or guaranteed by U.S. government agencies. The risk of loss due to default on such instruments, however, is higher since they are not guaranteed by the U.S. government. The trustees of the Portfolio believe that accepting the risk of loss relating to privately issued CMOs that the Portfolio acquires is justified by the higher yield the Portfolio will earn in light of the historic loss experience on such instruments. The Portfolio will not invest in subordinated privately issued CMOs.

To the extent any privately issued CMOs and REMICs in which the Portfolio invests are considered by the SEC to be investment companies, the Portfolio will limit its investments in such securities in a manner consistent with the provisions of the 1940 Act.


Resets. The interest rates paid on the ARS and floating rate CMOs in which the Portfolio invests generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index, although some may have intervals as long as 5 years. There are three main categories of indices: those based on the London Interbank Offered Rate (LIBOR); those based on U.S. Treasury securities; and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-, three- and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the six-month Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-, three-, six-month or one-year LIBOR, the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.


Caps and Floors. The underlying mortgages which collateralize the ARMS and the floating rate CMOs in which the Portfolio invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

Stripped Mortgage Securities. The Portfolio may also invest in stripped mortgage securities, which are derivative multiclass mortgage securities. The stripped mortgage securities in which the Portfolio may invest will only be issued or guaranteed by the U.S. government, its agencies or instrumentalities. Stripped mortgage securities have greater market volatility than other types of mortgage securities in which the Portfolio invests.

Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity of any such IOs held by the Portfolio. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories, AAA or Aaa, by S&P or Moody's, respectively.

Stripped mortgage securities are purchased and sold by institutional investors, such as the Fund, through several investment banking firms acting as brokers or dealers. As these securities were only recently developed, traditional trading markets have not yet been established for all such securities. Accordingly, some of these securities may generally be illiquid. The staff of the SEC (the "Staff") has indicated that only government-issued IO or PO securities which are backed by fixed-rate mortgages may be deemed to be liquid, if procedures with respect to determining liquidity are established by a fund's board. The Board of Trustees may, in the future, adopt procedures which would permit the Fund to acquire, hold, and treat as liquid government-issued IO and PO securities. At the present time, however, all such securities will continue to be treated as illiquid and will, together with any other illiquid investments, not exceed 10% of the Fund's net assets. Such position may be changed in the future, without notice to shareholders, in response to the Staff's continued reassessment of this matter as well as to changing market conditions.



Asset-Backed Securities

In addition to the above types of securities, the Fund may invest through the Portfolio in asset-backed securities, including adjustable rate asset-backed securities, which have interest rates that reset at periodic intervals. Asset-backed securities are similar to mortgage-backed securities. The underlying assets, however, include assets such as receivables on home equity and credit card loans, and receivables regarding automobiles, mobile home and recreational vehicle loans an leases.

 The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to the CMO structure). The Portfolio may invest in these and other types of asset-backed securities that may be developed in the future. In general, the collateral supporting asset-backed securities is of a shorter maturity than mortgage loans and historically has been less likely to experience substantial prepayment.




Other Investment Policies

Repurchase Agreements. The Portfolio may engage in repurchase transactions, in which the Portfolio purchases a U.S. government security subject to resale to a bank or dealer at an agreed-upon price and date. The transaction requires the collateralization of the seller's obligation by the transfer of securities with an initial market value, including accrued interest, equal to at least 102% of the dollar amount invested by the Portfolio in each agreement, with the value of the underlying security marked to market daily to maintain coverage of at least 100%. A default by the seller might cause the Portfolio to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Portfolio might also incur disposition costs in liquidating the collateral. The Portfolio, however, intends to enter into repurchase agreements only with financial institutions such as broker-dealers and banks which are deemed creditworthy by the Portfolio's investment manager. A repurchase agreement is deemed to be a loan by the Portfolio under the 1940 Act. The U.S. government security subject to resale (the collateral) will be held on behalf of the Portfolio by a custodian approved by the Portfolio's Board and will be held pursuant to a written agreement.

When-Issued and Delayed  Delivery  Transactions.  The Portfolio may purchase any securities for its portfolio on a "when-issued" or "delayed delivery" basis. These transactions are arrangements under which the Portfolio purchases securities with payment and delivery scheduled for a future time, generally in 30 to 60 days. Purchases of securities on a when-issued or delayed delivery basis are subject to market fluctuation and are subject to the risk that the value or yields at delivery may be more or less than the purchase price or the yields available when the transaction was effected. Although the Portfolio will generally purchase securities on a when-issued basis with the intention of holding such securities, it may sell such securities before the settlement date if it is deemed advisable. When the Portfolio is the buyer in such a transaction, it will maintain, in a segregated account with its custodian, cash or high-grade marketable securities having an aggregate value equal to the amount of such purchase commitments until payment is made. To the extent the Portfolio engages in when-issued and delayed delivery transactions, it will do so only for the purpose of acquiring portfolio securities consistent with the Portfolio's investment objective and policies, and not for the purpose of investment leverage. In when-issued and delayed delivery transactions, the Portfolio relies on the seller to complete the transaction. The other party's failure to do so may cause the Portfolio to miss a price or yield considered advantageous. Securities purchased on a when-issued or delayed delivery basis do not generally earn interest until their scheduled delivery date. The Portfolio is not subject to any percentage limit on the amount of its assets which may be invested in when-issued purchase obligations.

Borrowing. The Fund does not borrow money or mortgage or pledge any of the assets of the Fund except that it may borrow from banks for temporary or emergency purposes up to 20% of its total assets and pledge its assets in connection therewith. The Fund may not, however, purchase any portfolio securities (additional shares of the Portfolio) while borrowings representing more than 5% of its total assets are outstanding.

The Portfolio may from time to time increase its investments by borrowing from banks. Borrowings may be secured or unsecured, and at fixed or variable rates of interest. The Portfolio will borrow only to the extent that the value of its assets, less its liabilities other than borrowings, is equal to at least 300% of its borrowings. If the Portfolio does not meet the 300% test, it will be required to reduce its debt within three business days to the extent necessary to meet that test. This may require the Portfolio to sell a portion of its investments at a disadvantageous time.

Borrowing for investment purposes is a speculative investment technique known as leveraging. When the Portfolio leverages its assets, the net asset value of the Portfolio may increase or decrease at a greater rate than would be the case if the Portfolio were not leveraged. The interest payable on the amount borrowed increases the Portfolio's expenses, (and thus reduces the income to the Fund) and if the appreciation and income produced by the investments purchased with the borrowings exceed the cost of the borrowing, the investment performance of the Portfolio will be reduced by leveraging.

Mortgage Dollar Rolls. The Portfolio may enter into mortgage "dollar rolls" in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (name, type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the mortgage-backed securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A covered roll is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position.

Loans of Portfolio Securities. Consistent with procedures approved by the Boards of Trustees of the Portfolio and subject to the following conditions, the Portfolio may lend its portfolio securities to qualified securities dealers or other institutional investors, provided that such loans do not exceed 10% of the value of their respective total assets at the time of the most recent loan. The borrower must deposit with the Portfolio's custodian collateral with an initial market value of at least 102% of the inital market value of the securities loaned, including any accrued interest, with the value of the collateral and loaned securities marked-to-market daily to maintain collateral coverage of at least 102%. Such collateral shall consist of cash. The lending of securities is a common practice in the securities industry. The Portfolio engages in security loan arrangements with the primary objective of increasing the Portfolio's income either through investing the cash collateral in short-term interest bearing obligations or by receiving a loan premium from the borrower. Under the securities loan agreement, the Portfolio continues to be entitled to all dividends or interest on any loaned securities. As with any extension of credit, there are risks of delay in recovery and loss of rights in the collateral should the borrower of the security fail financially.

Other Permitted Investments. Other investments permitted by the Fund and the Portfolio consist of obligations of the U.S., notes, bonds, and discount notes of the following U.S. government agencies or instrumentalities: Federal Home Loan Banks, FNMA, GNMA and time and savings deposits (including fixed or adjustable rate certificates of deposit) in commercial or savings banks or in institutions whose accounts are insured by the FDIC and other securities which are consistent with the Portfolio's investment objective. The Portfolio's investments in savings deposits are generally deemed to be illiquid and will, together with any other illiquid investments, not exceed 10% of the Portfolio's total net assets. The Portfolio's investments in time deposits will not exceed 10% of its total assets.

Illiquid Securities. It is the policy of the Portfolio that illiquid securities (securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which the Portfolio has valued the securities and includes, among other things, repurchase agreements of more than seven days duration) may not constitute, at the time of purchase, more than 10% of the value of the total net assets of the Portfolio.

Temporary Defensive Positions. When maintaining a temporary defensive position, the Portfolio may invest its assets without limit in U.S. government securities, certificates of deposit of banks having total assets in excess of $5 billion, and repurchase agreements.

Investment Restrictions

The Fund is subject to a number of additional investment restrictions, some of which have been adopted as fundamental policies of the Fund and may be changed only with the approval of a majority of the outstanding voting securities of the Fund. A list of these restrictions and more information concerning the policies are discussed in the SAI.

How Shareholders Participate in
the Results of the Fund's Activities

The assets of the Fund are invested in the Portfolio, the assets of which are continuously being invested in portfolio securities. If the securities owned by the Portfolio increase in value, the value of the Fund shares which the shareholder owns will increase. If the securities owned by the Portfolio decrease in value, the value of the shareholder's shares will also decline. In this way, shareholders participate in any change in the value of the securities owned by the Portfolio.

In addition to the factors which affect the value of individual securities, as described in the preceding sections, a shareholder may anticipate that the value of Portfolio shares will fluctuate with movements in the broader equity and bond markets, as well. In particular, changes in interest rates will affect the value of the Portfolio's holdings and thus its share price. Increased rates of interest which frequently accompany higher inflation and/or a growing economy are likely to have a negative effect on the value of Portfolio shares. History reflects both increases and decreases in the prevailing rate of interest and these may reoccur unpredictably in the future.

What Are the Fund's Potential Risks?

Risk of Adjustable Rate Securities

ARS have several characteristics that should be considered before investing in the Fund. As indicated above, the interest rate reset features of ARS held by the Portfolio will reduce the effect on the net asset value of Portfolio shares caused by changes in market interest rates. The market value of ARS and, therefore, the Portfolio's net asset value, however, may vary to the extent that the current interest rate on such securities differs from market interest rates during periods between the interest reset dates. A portion of the ARS in which the Portfolio may invest may not reset for up to five years. These variations in value occur inversely to changes in the market interest rates. Thus, if market interest rates rise above the current rates on the securities, the value of the securities will decrease; conversely, if market interest rates fall below the current rate on the securities, the value of the securities will rise. If investors in the Fund sold their shares during periods of rising rates before an adjustment occurred, such investors may suffer some loss. The longer the adjustment intervals on ARS held by the Portfolio, the greater the potential for fluctuations in the Portfolio's net asset value.

Investors in the Fund will receive increased income as a result of upward adjustments of the interest rates on ARS held by the Portfolio in response to market interest rates. The Fund and its shareholders, however, will not benefit from increases in market interest rates once such rates rise to the point where they cause the rates on such ARS to reach their maximum adjustment date, annual or lifetime caps. In addition, because of their interest rate adjustment feature, ARS are not an effective means of "locking-in" attractive interest rates for periods in excess of the adjustment period.

The largest class of ARS in which the Fund will invest is ARMS which possesses unique risks. For example, in the case of privately issued ARMS where the underlying mortgage assets carry no agency or instrumentality guarantee, the mortgagors on the loans underlying ARMS are often qualified for such loans on the basis of the original payment amounts. The mortgagor's income may not be sufficient to enable them to continue making their loan payments as such payments increase, resulting in a greater likelihood of default. Conversely, any benefits to the Fund and its shareholders from an increase in the Portfolio's net asset value caused by falling market interest rates is reduced by the potential for a decline in the interest rates paid on ARS held by the Portfolio. In this regard, the Fund is not designed for investors seeking capital appreciation.

Risks of Mortgage Securities

The mortgage securities in which the Portfolio invests differ from conventional bonds in that principal is paid back over the life of the mortgage security rather than at maturity. As a result, the holder of the mortgage securities (i.e., the Portfolio) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is lower than the rate on the existing mortgage securities. For this reason, mortgage securities may be less effective than other types of U.S. government securities as a means of "locking in" long-term interest rates. The fixed-rate mortgage securities in which the Portfolio may invest are generally more exposed to this "prepayment risk" than adjustable rate mortgage securities.

The market value of mortgage securities, like other U.S. government securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. Mortgage securities, however, while having less risk of a decline during periods of rapidly rising rates, may also have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline. To the extent market interest rates increase beyond the applicable cap or maximum rate on an adjustable rate mortgage security or beyond the coupon rate of a fixed-rate mortgage security, the market value of the mortgage security would likely decline to the same extent as a conventional fixed-rate security.

In addition, to the extent mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holder's principal investment to the extent of the premium paid. On the other hand, if mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income.

With respect to pass-through mortgage pools issued by non-governmental issuers, there can be no assurance that the private insurers associated with such securities can meet their obligations under the policies. Although the market for such non-governmentally issued or guaranteed mortgage securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The purchase of such securities is subject to the Portfolio's limit with respect to investment in illiquid securities, as described under "Illiquid Securities."

Risks of Asset-backed Securities

Asset-backed securities entail certain risks not presented by mortgage-backed securities. Asset-backed securities do not have the benefit of the same type of security interests in the related collateral. Credit card receivables are generally unsecured and a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities. In the case of a home equity loan, there is a risk that the homeowner will default and there won't be enough money left to pay off the home equity loan after paying off the first mortgage."For further discussion concerning the risks of investing in asset-backed securities, see the SAI.

Who Administers the Fund?


The Board of Trustees has the primary responsibility for the overall management of the Trust and the Fund and for electing the officers of the Trust who are responsible for administering the day-to-day operations of all series of the Trust. The officers and trustees of the Trust are also officers and trustees of the Adjustable Rate Securities Portfolios. For information concerning the officers and trustees of the Trust and the Adjustable Rate Securities Portfolios, see "Trustees and Officers" in the SAI. The Board of Trustees, with all disinterested trustees as well as the interested trustees voting in favor, has adopted written procedures designed to deal with potential conflicts of interest which may arise from having the same persons serving on each trust's Board of Trustees. The procedures call for an annual review of the Fund's relationship with the Portfolio, and in the event a conflict is deemed to exist, the Board of Trustees may take action, up to and including the establishment of a new Board of Trustees. The Board of Trustees has determined that there are no conflicts of interest presented by this arrangement at the present time. Further information is included in the SAI.

Advisers serves as the Fund's administrator and as the Portfolio's investment manager. Advisers is a wholly-owned subsidiary of Franklin Resources, Inc. ("Resources"), a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 20% and 16%, respectively, of Resources' outstanding shares. Resources is engaged in various aspects of the financial services industry through its subsidiaries. Advisers acts as investment manager or administrator to 34 U.S. registered investment companies (117 separate series) with aggregate assets of over $78 billion.

The team responsible for the day-to-day management of the Portfolio's portfolio in which the Fund invests is: Roger Bayston since 1991, Tony Coffey since 1989 and Jack Lemein since inception.

Roger Bayston
Portfolio Manager
Advisers

Mr. Bayston is a Chartered Financial Analyst and holds a Master of Business Administration degree from the University of California at Los Angeles. He earned his Bachelor of Science degree from the University of Virginia. He has been with Advisers or an affiliate since earning his MBA degree in 1991.

Tony Coffey
Portfolio Manager
Franklin Advisers, Inc.

Mr. Coffey is a Chartered Financial Analyst and holds a Master of Business Administration from the University of California at Los Angeles. He earned his Bachelor of Arts degree in applied mathematics and economics from Harvard University. Mr. Coffey has been with Advisers or an affiliate since 1989. He is a member of several securities industry-related associations.


Jack Lemein
Senior Vice President and Portfolio Manager
Franklin Advisers, Inc.

Mr. Lemein holds a Bachelor of Science degree in finance from the University of Illinois. He has been in the securities industry since 1967 and with Advisers or an affiliate since 1984. He is a member of several securities industry-related associations.

Pursuant to the administration agreement, Advisers provides the Fund with various administrative, statistical and other services which are necessary in order to conduct the Fund's business.

Pursuant to the management agreement with the Portfolio, Advisers supervises and implements the Portfolio's investment activities and provides certain administrative services and facilities which are necessary to conduct the Portfolio's business.



 Advisers performs similar services for other funds and
there may be times when the actions taken with respect to the Fund's and the Portfolio's portfolios will differ from those taken by Advisers on behalf of other funds. Neither Advisers (including its affiliates) nor its officers, directors or employees nor the officers and trustees of the Trust are prohibited from investing in securities held by the Fund or other funds which are managed or administered by Advisers to the extent such transactions comply with the Fund's Code of Ethics. Please see "Investment Advisory and Other Services" and "General Information" in the SAI for further information on securities transactions and a summary of the Fund's Code of Ethics.



Fund shareholders will bear a portion of the Portfolio's operating expenses, including its management fee, to the extent that the Fund, as a shareholder of the Portfolio, bears such expenses. The portion of the Portfolio's expenses borne by the Fund is dependent upon the number of other shareholders of the Portfolio, if any.


 Advisers has agreed in advance to waive a portion of its management fee to the Portfolio as well as a portion of the administration fees to the Fund and to make certain payments to reduce expenses of the Fund. This arrangement may be terminated at any time upon notice to the Board. During the fiscal year ended October 31, 1995, the Fund's proportionate share of the Portfolio's management fees, before any advance.waivers, was 0.40% of the average daily net assets of the Fund. Pursuant to an agreement by Advisers to waive a portion of its fees, the Fund's proportionate share of the Portfolio's management fees same time period was 0.21% of the Fund's average daily net assets.

During the fiscal year ended October 31, 1995, administration fees, before any advance waiver and expense reductions, totaled 0.50% and 0.99%, respectively of the average daily net assets of the Fund. Administration fees and total operating expenses paid by the Fund totaled 0.21% and 0.70%,respectively, of the average daily net assets of the Fund.


This arrangement may be terminated by Advisers at any time.

It is not anticipated that the Portfolio or the Fund will incur a significant amount of brokerage expenses because adjustable rate securities are generally traded in principal transactions that involve the receipt by the broker of a spread between the bid and ask prices for the securities and not the receipt of commissions.

In the event that the Portfolio does participate in transactions involving brokerage commissions, it is Advisers' responsibility to select brokers through whom such transactions will be effected.


Shareholder accounting and many of the clerical functions for the Fund are performed by Franklin/Templeton Investor Services, Inc. ("Investor Services" or "Shareholder Services Agent"), in its capacity as transfer agent and dividend-paying agent. Investor Services is a wholly-owned subsidiary of Resources.


Plan of Distribution

A plan of distribution has been approved and adopted for rhe Fund (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund may reimburse Distributors or others for expenses actually incurred by Distributors or others in the promotion and distribution of the Fund's shares. Such expenses may include, but are not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a prorated portion of Distributors' overhead expenses attributable to the distribution of Fund shares, and as well as any distribution or service fees paid to securities dealers or their firms or others who have executed a servicing agreement with the Fund, Distributors, or its affiliates.


The maximum amount which the Fund may pay to Distributors or others for such distribution expenses is 0.25% per annum of the average daily net assets of the Fund, payable on a quarterly basis. All expenses of distribution and marketing in excess of 0.25% per annum will be borne by Distributors, or others who have incurred them, without reimbursement from the Fund.

The Plan also covers any payments to or by the Fund, Advisers, Distributors, or other parties on behalf of the Fund, Advisers or Distributors, to the extent such payments are deemed to be for the financing of any activity primarily intended to result in the sale of shares issued by the Fund within the context of Rule 12b-1. The payments under the Plan are included in the maximum operating expenses which may be borne by the Fund. For more information please see the "The Funds' Underwriter" in the SAI.

What Distributions Might I Receive From the Fund?

You may receive two types of distributions from the Fund:


1. Income dividends. The Fund receives income primarily in the form of income dividends paid by the Portfolio. This income, less the expenses incurred in the Fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.



2. Capital gain distributions. The Fund may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions by the Fund derived from net short-term and net long-term capital gains (after taking into account any net capital loss carryovers) may generally be made once a year in December to reflect any net short-term and net long-term capital gains realized by the Fund as of October 31 of the current fiscal year and any undistributed capital gains from the prior fiscal year. These distributions, when made, will generally be fully taxable to the Fund's shareholders. The Fund may make more than one distribution derived from net short-term and net long-term capital gains in any year or adjust the timing of these distributions for operational or other reasons.


Distribution Date

Although subject to change by the Board of Trustees, without prior notice to or approval by shareholders, the Fund's current policy is to declare income dividends daily and pay them monthly on or about the last business day of that month. The amount of income dividend payments by the Fund is dependent upon the amount of net income received by the Fund from the Portfolio (and the amount of income received by the Portfolio from its investments), is not guaranteed and is subject to the discretion of the Board of Trustees. The Fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.


Distribution Options

You may choose to receive your distributions from the Fund in any of these ways:

1.....Purchase  additional  shares  of the  Fund - You may  purchase  additional shares of the Fund (without a sales charge or imposition of a contingent deferred sales charge) by reinvesting capital gain distributions, or both dividend and capital gain distributions. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2.....Purchase  shares of other Franklin  Templeton  Funds - You may direct your distributions to purchase the same class of shares of another Franklin Templeton Fund (without a sales charge or imposition of a contingent deferred sales charge). Many shareholders find this a convenient way to diversify their investments.

3.....Receive  distributions in cash - You may choose to receive  dividends,  or both dividend and capital gain distributions in cash. You may have the money sent directly to you, to another person, or to a checking account. If you choose to send the money to a checking account, please see "Electronic Fund Transfers" under "What Programs and Privileges Are Available to Me as a Shareholder?"

To select one of these options, please complete sections 6 and 7 of the Shareholder Application included with this Prospectus or tell your investment representative which option you prefer. If no option is selected, dividend and capital gain distributions will be automatically reinvested in the Fund. You may change the distribution option selected at any time by notifying the Fund by mail or by telephone. Please allow at least seven days prior to the reinvestment date for the Fund to process the new option.

How Taxation Affects You and the Fund


The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. Additional information on tax matters relating to the Fund and its shareholders is included in the section entitled "Additional Information Regarding Taxation" in the SAI.

The Fund is treated as a separate entity for federal income tax purposes. The Fund intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By distributing all of its income and meeting certain other requirements relating to the sources of its income and diversification of its assets, the Fund will not be liable for federal income or excise taxes.


For federal income tax purposes, any income dividends which the shareholder receives from the Fund, as well as any distributions derived from the excess of net short-term capital gain over net long-term capital loss, are treated as ordinary income whether the shareholder has elected to receive them in cash or in additional shares. Distributions derived from the excess of net long-term capital gain over net short-term capital loss are treated as long-term capital gain regardless of the length of time the shareholder has owned Fund shares and regardless of whether such distributions are received in cash or in additional shares.

None of the distributions paid by the Fund for the fiscal year ended October 31, 1994, qualified for the corporate dividends-received deduction and it is not expected that distributions for the current fiscal year will so qualify.

Pursuant to the Code, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated as if received by the shareholder on December 31 of the calendar year in which they are declared.

Redemptions and exchanges of Fund shares are taxable events on which a shareholder may realize a gain or loss. Any loss incurred on sale or exchange of the Fund's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares. Shareholders should consult with their tax advisors concerning the tax rules applicable to the redemption and exchange of fund shares.

The Fund will inform shareholders of the source of their dividends and distributions at the time they are paid and will promptly after the close of each calendar year advise shareholders of the tax status for federal income tax purposes of such dividends and distributions.

While many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the Fund from direct obligations of the U.S. government, none of the distributions of the Fund during fiscal year ending October 31, 1994, qualified for such tax-free treatment. Investments in mortgage-backed securities (including GNMA, FNMA and FHLMC securities) and repurchase agreements collateralized by U.S. government securities do not qualify as direct federal obligations in most states. Shareholders should consult with their own tax advisors with respect to the applicability of state and local intangible property or income taxes to their shares of the Fund and distributions and redemption proceeds received from the Fund.

Shareholders who are not U.S. persons for purposes of federal income taxation should consult with their financial or tax advisors regarding the applicability of U.S. withholding taxes to distributions received by them from the Fund and the application of foreign tax laws to these distributions.

How Do I Buy Shares?

You may buy shares to open a Fund account with as little as $100 and make additional investments at any time with as little as $25. If you are purchasing shares through a retirement plan established by the Franklin Templeton Group, these minimums may be waived. To open your account, contact your investment representative or complete and sign the enclosed Shareholder Application and return it to the Fund with your check.

Purchase Price of Fund Shares

You may buy shares at the public offering price. The public offering price is equal to the net asset value plus the 2.25% sales charge, unless you qualify to purchase shares at a discount or without a sales charge as discussed below. The offering price will be calculated to two decimal places using standard rounding criteria.

Quantity Discounts in Sales Charges

The sales charge you pay when you buy shares may be reduced based upon the size of your purchase, as shown in the table below.

                                         Total Sales Charge
                                                                    Dealer
                                                  As a          Concession
                                   As a          Percentage          As a
                                Percentage         of Net         Percentage
    Size of Transaction         of Offering        Amount        of Offering
     at Offering Price             Price          Invested          Price*
     -----------------             -----          --------          ------
Less than $100,000                 2.25%            2.30%           2.00%
$100,000 but less than
$250,000                           1.75%            1.78%            1.50
$250,000 but less than
$500,000                           1.25%            1.26%           1.00%
$500,000 but less than
$1,000,000                         1.00%            1.00%           0.85%
$1,000,000 or more                none**            none        (see below)***

*Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated. Distributors may at times allow the entire sales charge to the securities dealer. A securities dealer who receives 90% or more of the sales commission may be deemed to be an underwriter under the Securities Act of 1933, as amended. **A contingent deferred sales charge of 1% may be imposed on certain redemptions of all or a part of an investment of $1 million or more. See "How Do I Sell Shares? - Contingent Deferred Sales Charge." ***Please see "General - Other Payments to Securities
Dealers" below for a discussion of commissions Distributors may pay to securities dealers out of its own resources.

Rights of Accumulation. To determine if you may pay a reduced sales charge, you may add the cost or current value, whichever is higher, of your Class I and
Class II shares in other Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21, to the amount of your current purchase. To receive the reduction, you or your investment representative must notify Distributors that your investment qualifies for a discount.

Letter of Intent. You may purchase shares at a reduced sales charge by completing the Letter of Intent section of the Shareholder Application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. You or your investment representative must inform us that the Letter is in effect each time you purchase shares.

By completing the Letter of Intent section of the Shareholder Application, you acknowledge and agree to the following:

    You authorize Distributors to reserve five percent (5%) of the amount of the total intended purchase in Fund shares registered in your name.

    You grant Distributors a security interest in these shares and appoint Distributors as attorney-in-fact with full power of substitution to redeem any or all of these reserved shares to pay any unpaid sales charge if you do not fulfill the terms of the Letter.

    We will include the reserved shares in the total shares you own as reflected on your periodic statements.

    You will receive dividend and capital gain distributions on the reserved shares; we will pay or reinvest these distributions as you direct.

    Although you may exchange your shares, you may not liquidate reserved shares until you complete the Letter or pay the higher sales charge.

    Our policy of reserving shares does not apply to certain benefit plans described under "Purchases at Net Asset Value."

If you would like more information about the Letter of Intent privilege, please see "How Do I Buy and Sell Shares? - Letter of Intent" in the SAI or call our Shareholder Services Department.

Group Purchases. If you are a member of a qualified group, you may purchase Fund shares at the reduced sales charge applicable to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase. For example, if group members previously invested and still hold $80,000 of Fund shares and invest $25,000, the sales charge will be 1.75%.

We define a qualified group as one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Fund shares at a discount and (iii) satisfies uniform criteria which enable Distributors to realize economies of scale in its costs of distributing shares.

In addition, a qualified group must have more than 10 members, and be available to arrange for meetings between our representatives and group members. It must also agree to include sales and other materials related to the Franklin Templeton Funds in publications and mailings to its members at reduced or no cost to Distributors, and arrange for payroll deduction or other bulk transmission of investments to the Fund.

If you select a payroll deduction plan, your investments will continue automatically until you notify the Fund and your employer to discontinue further investments. Due to the varying procedures used by employers to handle payroll deductions, there may be a delay between the time of the payroll deduction and the time the money reaches the Fund. We invest your purchase at the applicable offering price per share determined on the day that the Fund receives both the check and the payroll deduction data in required form.

Purchases at Net Asset Value

You may invest money from the following sources in shares of the Fund without paying front-end or contingent deferred sales charges:

(i) a distribution that you have received from a Franklin Templeton Fund if it is returned within 365 days of its payment date. When you return the distribution, please include a written request to reinvest the money at net asset value. You may reinvest Class II distributions in either Class I or Class II shares, but Class I distributions may only be invested in Class I shares under this privilege. For more information, see "Distribution Options" under "What Distributions Might I Receive From the Fund?" or call Shareholder Services at 1-800/632-2301;

(ii) a redemption from a mutual fund with investment objectives similar to those of the Fund, if (a) your investment in that fund was subject to either a front-end or contingent deferred sales charge at the time of purchase, (b) the fund is not part of the Franklin Templeton Funds, and (c) your redemption occurred within the past 60 days;

(iii) a distribution from an existing retirement plan already invested in the Franklin Templeton Funds (including the Franklin Templeton Profit Sharing 401(k) plan), up to the total amount of the distribution. When you return the distribution, please include a written request to reinvest the money at net asset value. The distribution must be returned to the Fund within 365 days of the distribution date; or

(iv) a redemption from Templeton Institutional Funds, Inc., if you then reinvest the redemption proceeds under an employee benefit plan qualified under Section 401 of the Code, in shares of the Fund.

You may also reinvest the proceeds from a redemption of any of the Franklin Templeton Funds at net asset value. To do so, you must (a) have paid a sales charge on the purchase or sale of the original shares, (b) reinvest the redemption money in the same class of shares, and (c) request the reinvestment of the money in writing to the Fund within 365 days of the redemption date. You may reinvest up to the total amount of the redemption proceeds under this privilege. If a different class of shares is purchased, the full front-end sales charge must be paid at the time of purchase of the new shares. While you will receive credit for any contingent deferred sales charge paid on the shares redeemed, a new contingency period will begin. Shares that were no longer subject to a contingent deferred sales charge will be reinvested at net asset value and will not be subject to a new contingent deferred sales charge. Shares exchanged into other Franklin Templeton Funds are not considered "redeemed" for this privilege (see "What If My Investment Outlook Changes? - Exchange Privilege").

If you immediately reinvested your redemption proceeds in a Franklin Bank Certificate of Deposit ("CD") but you would like to reinvest them back into the Franklin Templeton Funds as described above, you will have 365 days from the date the CD (including any rollover) matures to do so.

If your securities dealer or another financial institution reinvests your money in the Fund at net asset value for you, that person or institution may charge you a fee for this service.

A redemption is a taxable transaction, but reinvestment without a sales charge may affect the amount of gain or loss you recognize and the tax basis of the shares reinvested. If you have a loss on the redemption, the loss may be disallowed if you reinvest in the same fund within a 30-day period. If you would like more information regarding the possible tax consequences of such a reinvestment, please see the tax section of this Prospectus and the SAI.

Certain categories of investors also qualify to purchase shares of the Fund at net asset value regardless of the source of the investment proceeds. If you are or your account is included in one of the categories below, none of the shares of the Fund you purchase will be subject to front-end or contingent deferred sales charges:

(i) companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer;

(ii)  accounts managed by the Franklin Templeton Group;

(iii) certain unit investment trusts and unit holders of such trusts reinvesting distributions from the trusts in the Fund;

(iv) registered securities dealers and their affiliates, for their investment accounts only;

(v) current employees of securities dealers and their affiliates and their family members, in accordance with the internal policies and procedures of the employing securities dealer and affiliate;

(vi)  broker-dealers  who  have  entered  into  a  supplemental  agreement  with
Distributors, or registered investment advisors affiliated with such broker-dealers, on behalf of their clients who are participating in a comprehensive fee program (sometimes known as a wrap fee program);

(vii) any state, county, or city, or any instrumentality, department, authority or agency thereof which has determined that the Fund is a legally permissible investment and which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company ("an eligible governmental authority"). IF YOU ARE SUCH AN INVESTOR, PLEASE CONSULT YOUR OWN LEGAL ADVISORS TO DETERMINE WHETHER AND TO WHAT EXTENT THE SHARES OF THE FUND CONSTITUTE LEGAL INVESTMENTS. Municipal investors considering investment of proceeds of bond offerings into the Fund should consult with expert counsel to determine the effect, if any, of various payments made by the Fund or its investment manager on arbitrage rebate calculations. If you are a securities dealer who has executed a dealer agreement with Distributors and, through your services, an eligible governmental authority invests in the Fund at net asset value, Distributors or one of its affiliates may make a payment, out of its own resources, to you in an amount not to exceed 0.25% of the amount invested. Please contact the Franklin Templeton Institutional Services Department for additional information;

(viii) officers, trustees, directors and full-time employees of the Franklin Templeton Funds, or of the Franklin Templeton Group, and their family members. Although you may pay sales charges on investments in accounts opened after your association with us has ended, you may continue to invest in accounts opened while you were with us without paying sales charges; or

(ix) trust companies and bank trust departments that exercise exclusive discretionary investment authority over funds held in a fiduciary, agency, advisory, custodial or similar capacity and agree to invest at least $1 million in Franklin Templeton Funds over a 13-month period. We will accept orders for such accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following such order;

(x) insurance company separate accounts investing for pension plan contracts;

(xi) trustees or other fiduciaries purchasing securities for certain retirement plans of organizations with collective retirement plan assets of $10 million or more, without regard to where such assets are currently invested; or

(xii) Designated Retirement Plans. Non-Designated Retirement Plans may also qualify to purchase shares of the Fund if they meet the requirements described under "Group Purchases," above.

If you would like more information, please see "How Do I Buy and Sell Shares?" in the SAI.

How Do I Buy Shares in Connection with Tax-Deferred Retirement Plans?

Your individual or employer-sponsored tax-deferred retirement plans may invest in the Fund. You may use the Fund for an existing retirement plan, or, because Trust Company can serve as custodian or trustee for retirement plans, you may ask Trust Company to provide the plan documents and serve as custodian or trustee. A plan document must be adopted in order for a retirement plan to be in existence.

Brochures for Trust Company plans contain important information regarding eligibility, contribution and deferral limits and distribution requirements. Please note that you must use an application other than the one contained in this Prospectus to establish a retirement plan account with Trust Company. To obtain a retirement plan brochure or application, please call 1-800/DIAL BEN (1-800/342-5236). Trust Company is an affiliate of Distributors.

Please see "How Do I Sell Shares?" for information regarding redemptions from retirement plan accounts. You must complete specific forms in order to receive distributions from Trust Company retirement plans.

Individuals and plan sponsors should consult with legal, tax or benefits and pension plan consultants before choosing a retirement plan. In addition, if you are a retirement plan investor, you should consider consulting your investment representatives or advisors about investment decisions within your plans.

General

The Fund continuously offers it shares through securities dealers who have an agreement with Distributors. The Fund and Distributors may refuse any order for the purchase of shares.

Securities laws of states in which the Fund offers its shares may differ from federal law. Banks and financial institutions that sell shares of the Fund may be required to register as securities dealers pursuant to state law.

Other Payments to Securities Dealers. Distributors will pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of $1 million or more: 0.75% on sales of $1 million but less than $2 million, plus 0.60% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more. These breakpoints are reset every 12 months for purposes of additional purchases.

Distributors or one of its affiliates may also pay up to 1% of the amount purchased to securities dealers who initiate and are responsible for purchases made at net asset value by any of the entities described in paragraphs (ix) ,
(xi) or (xii) under "Purchases at Net Asset Value" above and up to 0.75% of the amount purchased to securities dealers who initiate and are responsible for purchases made at net asset value by Non-Designated Retirement Plans. Please see "How Do I Buy and Sell Shares?" in the SAI for the breakpoints applicable to these purchases.

Either Distributors or one of its affiliates, out of its own resources, may also provide additional compensation to securities dealers in connection with the sale of shares of the Franklin Templeton Funds. In some cases, this compensation may be available only to securities dealers whose representatives have sold or are expected to sell significant amounts of shares of the Franklin Templeton
Funds. Compensation may include financial assistance and payments made in connection with conferences, sales or training programs for employees of the securities dealer, seminars for the public, advertising, sales campaigns and/or shareholder services, programs regarding one or more of the Franklin Templeton Funds and other programs or events sponsored by securities dealers, and payment for travel expenses of invited registered representatives and their families, including lodging, in connection with business meetings or seminars located within or outside the United States. Securities dealers may not use sales of the Fund's shares to qualify for this compensation if prohibited by the laws of any state or self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of this compensation is paid for by the Fund or its shareholders.

For additional information about shares of the Fund, please see "How Do I Buy and Sell Shares?" in the SAI. The SAI also includes a listing of the officers and trustees of the Trust who are affiliated with Distributors. See "Officers and Trustees."

What Programs and Privileges Are Available Me as a Shareholder?

Certain of the programs and privileges described in this section may not be available directly from the Fund to shareholders whose shares are held, of record, by a financial institution or in a "street name" account or networked account through the National Securities Clearing Corporation ("NSCC") (see "Registering Your Account" in this Prospectus).

Share Certificates

Shares from an initial investment, as well as subsequent investments, including the reinvestment of dividends and capital gain distributions, are generally credited to an account in your name on the books of the Fund, without the issuance of a share certificate. Maintaining shares in uncertificated form (also known as "plan balance") minimizes the risk of loss or theft of a share certificate. A lost, stolen or destroyed certificate cannot be replaced without obtaining a sufficient indemnity bond. The cost of such a bond, which is generally borne by you, can be 2% or more of the value of the lost, stolen or destroyed certificate. A certificate will be issued if requested by you or by your securities dealer.

Confirmations

A confirmation statement will be sent to you quarterly to reflect the dividends reinvested during the period and after each other transaction which affects your account. This statement will also show the total number of shares you ownr, including the number of shares in "plan balance" for your account.

Automatic Investment Plan

The Automatic Investment Plan offers a convenient way to invest in the Fund. Under the plan, you can arrange to have money transferred automatically from your checking account to the Fund each month to purchase additional shares. If you are interested in this program, please refer to the Automatic Investment Plan Application at the back of this Prospectus for the requirements of the program or contact your investment representative. Of course, the market value of the Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may terminate the program at any time by notifying Investor Services by mail or by phone.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan allows you to receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. To establish a Systematic Withdrawal Plan, the value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. Please keep in mind that $50 is merely the minimum amount and is not a recommended amount. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.

If you would like to establish a Systematic Withdrawal Plan, please complete the Systematic Withdrawal Plan section of the Shareholder Application included with this Prospectus and indicate how you would like to receive your payments. You may choose to receive your payments in any of the following ways:

1. Purchase shares of other Franklin Templeton Funds - You may direct your payments to purchase the same class of shares of another Franklin Templeton Fund.

2. Receive payments in cash - You may choose to receive your payments in cash. You may have the money sent directly to you, to another person, or to a checking account. If you choose to have the money sent to a checking account, please see "Electronic Fund Transfers" below.

There are no service charges for establishing or maintaining a Systematic Withdrawal Plan. Once your plan is established, any distributions paid by the Fund will be automatically reinvested in your account. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the first business day of the month in which a payment is scheduled. You will generally receive your payments within three to five days after the shares are redeemed.

Redeeming shares through a Systematic Withdrawal Plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Redemptions under a Systematic Withdrawal Plan are considered a sale for federal income tax purposes. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

While a Systematic Withdrawal Plan is in effect, no share certificates will be issued. You should ordinarily not make additional investments in the Fund of less than $5,000 or three times the amount of annual withdrawals under the plan because of the sales charge on additional purchases. Shares redeemed under the plan may also be subject to a contingent deferred sales charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

You may terminate a Systematic Withdrawal Plan, change the amount and schedule of withdrawal payments, or suspend a payment by notifying Investor Services in writing at least seven business days prior to the end of the month preceding a scheduled payment. The Fund may also terminate a Systematic Withdrawal Plan by notifying you in writing and will automatically terminate a Systematic Withdrawal Plan if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

Electronic Fund Transfers

You may choose to have distributions from the Fund or payments under a Systematic Withdrawal Plan sent directly to a checking account. If the checking account is maintained at a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. Any payments made during that time will be sent to the address of record on your account.

Institutional Accounts

There may be additional methods of purchasing, redeeming or exchanging shares of the Fund available to institutional accounts. For further information, contact the Franklin Templeton Institutional Services Department at 1-800/321-8563.

What If My Investment Outlook Changes? - Exchange Privilege

The Franklin Templeton Funds consist of a number of mutual funds with various investment objectives and policies. The shares of most of these mutual funds are offered to the public with a sales charge. If a your investment objective or outlook for the securities markets changes, Fund shares may be exchanged for the same class of shares of other Franklin Templeton Funds which are eligible for sale in your state of residence and in conformity with such fund's stated eligibility requirements and investment minimums.

No exchanges between different classes of shares will be allowed. Shareholders may choose to redeem shares of the Fund and purchase Class II shares of another Franklin Templeton Fund but such purchase will be subject to that fund's Class II front-end and contingent deferred sales charges. Although there are no exchanges between different classes of shares, Class II shareholders of a Franklin Templeton Fund may elect to direct their dividends and capital gain distributions to the Fund at net asset value.

A contingent deferred sales charge will not be imposed on exchanges. If, however, the exchanged shares were subject to a contingent deferred sales charge in the original fund purchased and shares are subsequently redeemed within the contingency period, a contingent deferred sales charge will be imposed.

Before making an exchange, you should review the prospectus of the fund you wish to exchange from and the fund you wish to exchange into for all specific requirements or limitations on exercising the exchange privilege, for example, limitations on a fund's sale of its shares, minimum holding periods for exchanges at net asset value, or applicable sales charges.

You may exchange shares in any of the following ways:

By Mail


Send written instructions signed by all account owners and accompanied by any outstanding share certificates properly endorsed. The transaction will be effective upon receipt of the written instructions together with any outstanding share certificates.

By Telephone

You or your investment representative of record, if any, may exchange shares of the Fund by telephone by calling Investor Services at 1-800/632-2301 or the automated Franklin TeleFACTS(R) system (day or night) at 1-800/247-1753. If you do not wish this privilege extended to a particular account, you should notify the Fund or Investor Services.

The telephone exchange privilege allows you to effect exchanges from the Fund into an identically registered account of the same class of shares in one of the other available Franklin Templeton Funds. The telephone exchange privilege is available only for uncertificated shares or those which have previously been deposited in your account. The Fund and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Please see "Telephone Transactions - Verification Procedures."

During periods of drastic economic or market changes, it is possible that the telephone exchange privilege may be difficult to implement and the TeleFACTS(R) option may not be available. In this event, you should follow the other exchange procedures discussed in this section, including the procedures for processing exchanges through securities dealers.

Through Securities Dealers

As is the case with all purchases and redemptions of the Fund's shares, Investor Services will accept exchange orders from securities dealers who execute a dealer or similar agreement with Distributors. See also " By Telephone" above. Such a dealer-ordered exchange will be effective only for uncertificated shares on deposit in your account or for which certificates have previously been deposited. A securities dealer may charge a fee for handling an exchange.

Additional Information Regarding Exchanges

Exchanges are made on the basis of the net asset value of the funds involved, except as set forth below. Exchanges of shares of the Fund which were purchased without a sales charge will be charged a sales charge in accordance with the terms of the prospectus of the fund being purchased, unless the original investment in the Franklin Templeton Funds was made pursuant to the privilege permitting purchases at net asset value, as discussed under "How Do I Buy Shares?" Exchanges of shares of the Fund which were purchased with a lower sales charge into a fund which has a higher sales charge will be charged the difference, unless the shares were held in the Fund for at least six months prior to executing the exchange.

The contingency period during which a contingent deferred sales charge may be assessed will be tolled (or stopped) for the period shares are exchanged into and held in a Franklin or Templeton money market fund. If your account has shares subject to a contingent deferred sales charge, shares will be exchanged into the new account on a "first-in, first-out" basis. See "How Do I Sell Shares? - Contingent Deferred Sales Charge" for a discussion of investments subject to a contingent deferred sales charge.

If you request the exchange of the total value of your account, accrued but unpaid income dividends and capital gain distributions will be reinvested in the Fund at the net asset value on the date of the exchange, and then the entire share balance will be exchanged into the new fund in accordance with the procedures set forth above. Because the exchange is considered a redemption and purchase of shares, you may realize a gain or loss for federal income tax purposes. Backup withholding and information reporting may also apply. Information regarding the possible tax consequences of such an exchange is included in the tax section in this Prospectus and under "Additional Information Regarding Taxation" in the SAI.

If a substantial portion of the Fund's shareholders should, within a short period, elect to redeem their shares of the Fund pursuant to the exchange privilege, the Fund might have to liquidate portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this should occur, it is the general policy of the Fund to initially invest this money in short-term, interest-bearing money market instruments unless it is felt that attractive investment opportunities consistent with the Fund's investment objectiveexist immediately. Subsequently, this money will be withdrawn from such short-term money market instrumentsand invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The exchange privilege may be modified or discontinued by the Fund at any time upon 60 days' written notice to shareholders.

Retirement Plan Accounts

Franklin Templeton IRA and 403(b) retirement plan accounts may exchange shares directly. Certain restrictions may apply, however, to other types of retirement plans. See "Restricted Accounts" under "Telephone Transactions."

Timing Accounts

Accounts which are administered by allocation or market timing services to exchange shares based on predetermined market indicators ("Timing Accounts") will be charged a $5.00 administrative service fee per each such exchange.
All other exchanges are without charge.


Restrictions on Exchanges

In accordance with the terms of their respective prospectuses, certain funds do not accept or may place differing limitations than those below on exchanges by Timing Accounts.



The Fund reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any Timing Account or any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of the Fund within two weeks of an earlier exchange request out of the Fund, (ii) makes more than two exchanges out of the Fund per calendar quarter, or (iii) exchanges shares equal in value to at least $5 million, or more than 1% of the Fund's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.

The Fund also reserves the right to refuse the purchase side of an exchange request by any Timing Account, person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. Your purchase exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Fund and therefore may be refused.

The Fund and Distributors, as indicated under "How Do I Buy Shares?", reserve the right to refuse any order for the purchase of shares.

How Do I Sell Shares?

You may liquidate your shares at any time and receive from the Fund the value of the shares. You may redeem shares in any of the following ways:

By Mail

Send a written request signed by all registered owners to Investor Services, at the address shown on the back cover of this Prospectus, and any share certificates which have been issued for the shares being redeemed, properly endorsed and in order for transfer. You will then receive from the Fund the value of the shares redeemed based upon the net asset value per share (less a contingent deferred sales charge, if applicable) next computed after the written request in proper form is received by Investor Services. Redemption requests received after the time at which the net asset value is calculated will receive the price calculated on the following business day. The net asset value per share is determined as of the scheduled close of the New York Stock Exchange (the "Exchange") (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. You are requested to provide a telephone number where you may be reached during business hours, or in the evening if preferred. Investor Services' ability to contact you promptly when necessary will speed the processing of the redemption.

To be considered in proper form, signatures must be guaranteed if the redemption request involves any of the following:

(1) the proceeds of the redemption are over $50,000;

(2) the proceeds (in any amount) are to be paid to someone other than the registered owners of the account;

(3) the proceeds (in any amount) are to be sent to any address other than the address of record, preauthorized bank account or brokerage firm account;

(4) share  certificates,  if the redemption proceeds are in excess of $50,000;
     or

(5) the Fund or Investor Services believes that a signature guarantee would protect against potential claims based on the transfer instructions, including, for example, when (a) the current address of one or more joint owners of an account cannot be confirmed, (b) multiple owners have a dispute or give inconsistent instructions to the Fund, (c) the Fund has been notified of an adverse claim, (d) the instructions received by the Fund are given by an agent, not the actual registered owner, (e) the Fund determines that joint owners who are married to each other are separated or may be the subject of divorce proceedings, or (f) the authority of a representative of a corporation, partnership, association, or other entity has not been established to the satisfaction of the Fund.

Signatures must be guaranteed by an "eligible guarantor institution" as defined under Rule 17Ad-15 under the Securities Exchange Act of 1934. Generally, eligible guarantor institutions include (1) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (2) national securities exchanges, registered securities associations and clearing agencies; (3) securities dealers which are members of a national securities exchange or a clearing agency or which have minimum net capital of $100,000; or (4) institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature guarantee medallion program. A notarized signature will not be sufficient for the request to be in proper form.

Where shares to be redeemed are represented by share certificates, the request for redemption must be accompanied by the share certificate and a share assignment form signed by the registered owners exactly as the account is registered, with the signatures guaranteed as referenced above. You are advised, for your protection, to send the share certificate and assignment form in separate envelopes if they are being mailed in for redemption.


Liquidation  requests  of  corporate,   partnership,   trust  and  custodianship
accounts,   and  accounts  under  court   jurisdiction   require  the  following
documentation  to be in proper form:



Corporation - (1) Signature guaranteed letter of instruction from the authorized officers of the corporation and (2) a corporate resolution.



Partnership - (1) Signature guaranteed letter of instruction from a general partner and (2) pertinent pages from the partnership agreement identifying the general partners or a certification for a partnership agreement.

Trust - (1) Signature guaranteed letter of instruction from the trustees and (2) a copy of the pertinent pages of the trust document listing the trustee(s) or a Certification for Trust if the trustees are not listed on the account registration.


Custodial (other than a retirement account) - Signature guaranteed letter of instruction from the custodian.

Accounts under court jurisdiction - Check court documents and applicable state law since these accounts have varying requirements, depending upon the state of residence.

Payment for redeemed shares will be sent to you within seven days after receipt of the request in proper form.

By Telephone

If you complete the Franklin Templeton Telephone Redemption Authorization Agreement (the "Agreement"), included with this Prospectus, you may redeem shares of the Fund by telephone, subject to the Restricted Account exception noted under "Telephone Transactions - Restricted Accounts. You may obtain additional information about telephone redemptions by writing to the Fund or Investor Services at the address shown on the cover or by calling 1-800/632-2301. The Fund and Investor Services will employ reasonable procedures to confirm that instructions given by telephone are genuine. You, however, bear the risk of loss in certain cases as described under "Telephone Transactions - Verification Procedures."

If your account has a completed Agreement on file, redemptions of uncertificated shares or shares which have previously been deposited with the Fund or Investor Services may be made for up to $50,000 per day per Fund account. Telephone redemption requests received before the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) on any business day will be processed that same day. The redemption check will be sent within seven days, made payable to all the registered owners on the account, and will be sent only to the address of record.

Redemption requests by telephone will not be accepted within 30 days following an address change by telephone. In that case, you should follow the other redemption procedures set forth in this Prospectus. Institutional accounts (certain corporations, bank trust departments, qualified retirement plans and government entities which qualify to purchase shares at net asset value pursuant to the terms of this Prospectus) that wish to execute redemptions in excess of $50,000 must complete an Institutional Telephone Privileges Agreement which is available from the Franklin Templeton Institutional Services Department by calling 1-800/321-8563.

Through Securities Dealers

The Fund will accept redemption orders from securities dealers who have entered into an agreement with Distributors. This is known as a repurchase. The only difference between a normal redemption and a repurchase is that if you redeem shares through a dealer, the redemption price will be the net asset value next calculated after your dealer receives the order which is promptly transmitted to the Fund, rather than on the day the Fund receives your written request in proper form. The documents described under "By Mail" above, as well as a signed letter of instruction are required regardless of whether you redeem shares directly or submit such shares to a securities dealer for repurchase. Your letter should reference the Fund, the account number, the fact that the repurchase was ordered by a dealer and the dealer's name. Details of the dealer-ordered trade, such as trade date, confirmation number, and the amount of shares or dollars, will help speed processing of the redemption. The seven-day period within which the proceeds of your redemption will be sent will begin when the Fund receives all documents required to complete ("settle") the repurchase in proper form. The redemption proceeds will not earn dividends or interest during the time between receipt of the dealer's repurchase order and the date the redemption is processed upon receipt of all documents necessary to settle the repurchase. Thus, it is in your best interest to have the required documentation completed and forwarded to the Fund as soon as possible. Your dealer may charge a fee for handling the order. See "How Do I Buy and Sell Shares?" in the SAI for more information on the redemption of shares.


Contingent Deferred Sales Charge

In order to recover commissions paid to securities dealers, all or a portion of investments of $1 million or more redeemed within the contingency period of 12 months of the calendar month of such investment will be assessed a contingent deferred sales charge, unless one of the exceptions described below applies. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the net asset value at the time of purchase of such shares, and is retained by Distributors. The contingent deferred sales charge is waived in certain instances.

In determining whether a contingent deferred sales charge applies, shares not subject to a contingent deferred sales charge are deemed to be redeemed first, in the following order: (i) a calculated number of shares representing amounts attributable to capital appreciation on shares held less than the contingency period; (ii) shares purchased with reinvested dividends and capital gain distributions; and (iii) other shares held longer than the contingency period. Shares subject to a contingent deferred sales charge will then be redeemed on a "first-in, first-out" basis. For tax purposes, a contingent deferred sales charge is treated as either a reduction in redemption proceeds or an adjustment to the cost basis of the shares redeemed.

The contingent deferred sales charge is waived, as applicable, for; exchanges; any account fees; distributions from an individual retirement plan account due to death or disability or upon periodic distributions based on life expectancy; tax-free returns of excess contributions from employee benefit plans; distributions from employee benefit plans, including those due to termination or plan transfer; redemptions initiated by the Fund due to an account falling below the minimum specified account size; redemptions following the death of the shareholder or beneficial owner; and redemptions through a Systematic Withdrawal Plan set up for shares prior to February 1, 1995 and, for Systematic Withdrawal Plans set up thereafter, redemptions of up to 1% monthly of an account's net asset value (3% quarterly, 6% semiannually or 12% annually). For example, if an account maintained an annual balance of $1,000,000, only $120,000 could be withdrawn through a once-yearly Systematic Withdrawal Plan free of charge. Any amount over that $120,000 would be assessed a 1% contingent deferred sales charge.

All investments made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Unless otherwise specified, requests for redemptions of a specified dollar amount will result in additional shares being redeemed to cover any applicable contingent deferred sales charge, while requests for redemption of a specific number of shares will result in the applicable contingent deferred sales charge being deducted from the total dollar amount redeemed.


Additional Information Regarding Redemptions

The Fund may delay the mailing of the redemption check, or a portion thereof, until the clearance of the check used to purchase Fund shares, which may take up to 15 days or more. Although the use of a certified or cashier's check will generally reduce this delay, shares purchased with these checks will also be held pending clearance. Shares purchased by federal funds wire are available for immediate redemption.



The right of redemption may be suspended or the date of payment postponed if the Exchange is closed (other than customary closing) or upon the determination of the SEC that trading on the Exchange is restricted or an emergency exists, or if the SEC permits it, by order, for the protection of shareholders. Of course, the amount received may be more or less than the amount you invested, depending on fluctuations in the market value of securities owned by the Fund.

Retirement Plan Accounts

Retirement  plan  account   liquidations   require  the  completion  of  certain
additional forms to ensure compliance with IRS regulations. To liquidate a retirement plan account, you or your securities dealer may call Franklin's Retirement Plans Department to obtain the necessary forms.

Tax penalties will generally apply to any distribution from such plans to a participant under age 59 1/2, unless the distribution meets one of the exceptions set forth in the Code.

Other Information

Distribution or redemption checks sent to you do not earn interest or any other income during the time such checks remain uncashed and neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks.

"Cash" payments to or from the Fund may be made by check, draft or wire. The Fund has no facility to receive, or pay out, cash in the form of currency.

For any information required about a proposed liquidation, you may call Franklin's Shareholder Services Department. Securities dealers may call Franklin's Dealer Services Department.


Telephone Transactions

By calling Investor Services at 1-800/632-2301, you or your investment representative of record, if any, may be able to execute various telephone transactions, including to: (i) effect a change in address, (ii) change a dividend option (see "Restricted Accounts" below), (iii) transfer Fund shares in one account to another identically registered account in the Fund, (iv) request the issuance of certificates (to be sent to the address of record only) and (v) exchange Fund shares as described in this Prospectus by telephone. In addition, if you complete and file an Agreement as described under "How Do I Sell Shares?
- By Telephone" you will be able to redeem shares of the Fund.


Verification Procedures

The Fund and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These will include: recording all telephone calls requesting account activity by telephone, requiring that the caller provide certain personal and/or account information requested by the telephone service agent at the time of the call for the purpose of establishing the caller's identification, and by sending a confirmation statement on redemptions to the address of record each time account activity is initiated by telephone. So long as the Fund and Investor Services follow instructions communicated by telephone which were reasonably believed to be genuine at the time of their receipt, neither they nor their affiliates will be liable for any loss to you caused by an unauthorized transaction. The Fund and Investor Services may be liable for any losses due to unauthorized or fraudulent instructions in the event such reasonable procedures are not followed. You are, of course, under no obligation to apply for or accept telephone transaction privileges. In any instance where the Fund or Investor Services is not reasonably satisfied that instructions received by telephone are genuine, the requested transaction will not be executed, and neither the Fund nor Investor Services will be liable for any losses which may occur because of a delay in implementing a transaction.

Restricted Accounts

Telephone redemptions and dividend option changes may not be accepted on Franklin Templeton retirement accounts. To assure compliance with all applicable regulations, special forms are required for any redemption, distribution or dividend payment changes. While the telephone exchange privilege is extended to Franklin Templeton IRA and 403(b) retirement accounts, certain restrictions may apply to other types of retirement plans.

To obtain further information regarding distribution or transfer procedures, including any required forms, retirement account shareholders may call to speak to a Retirement Plan Specialist at 1-800/527-2020.


General

During periods of drastic economic or market changes, it is possible that the telephone transaction privilege will be difficult to execute because of heavy telephone volume. In such situations, you may wish to contact your investment representative for assistance, or to send written instructions to the Fund as detailed elsewhere in this Prospectus.

Neither the Fund nor Investor Services will be liable for any losses resulting from your inability to execute a telephone transaction.

How Are Fund Shares Valued?

The net asset value per share of the Fund is determined as of the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. Many newspapers carry daily quotations of the prior trading day's closing "bid" (net asset value) and "ask" (offering price, which includes the maximum front-end sales charge of the Fund).

The net asset value per share of the Fund is determined by deducting the aggregate gross value of all liabilities from the aggregate gross value of all assets, and then dividing the difference by the number of shares of the Fund outstanding at the time. Assets in the Fund's and the Portfolio's portfolio are valued as described under "How Are Fund Shares Valued?" in the SAI.

How Do I Get More Information About My Investment?

Any questions or communications regarding your account should be directed to Investor Services at the address shown on the back cover of this Prospectus.

From a touch-tone phone, you may access an automated system (day or night) which offers the following features.

By calling the Franklin TeleFACTS system at 1-800/247-1753, you may obtain account information, current price, and, if available, yield or other performance information specific to the Fund or any Franklin Templeton Fund. In addition, you may process an exchange, within the same class, into an identically registered Franklin account and request duplicate confirmation or year-end statements and deposit slips.

The Fund code, which will be needed to access system information is 151. The system's automated operator will prompt you with easy to follow step-by-step instructions from the main menu. Other features may be added in the future.

To assist you and securities dealers wishing to speak directly with a representative, the following list of Franklin departments, telephone numbers and hours of operation is provided. The same numbers may be used when calling from a rotary phone.

                                                   Hours of Operation
                                                   (Monday through
Department Name               Telephone No.            Friday)
Shareholder Services          1-800/632-2301       5:30 a.m. to 5:00 p.m.
Dealer Services               1-800/524-4040       5:30 a.m. to 5:00 p.m.
Fund Information              1-800/DIAL BEN       5:30 a.m. to 5:00 p.m.
                                                   8:30 a.m. to 5:00 p.m.
                                                       (Saturday)
Retirement Plans              1-800/527-0637       5:30 a.m. to 5:00 p.m.
TDD (hearing impaired)        1-800/851-0637       5:30 a.m. to 5:00 p.m.


In order to ensure  that the  highest  quality  of  service  is being  provided, telephone calls placed to or by representatives in Franklin's service departments may be accessed, recorded and monitored. These calls can be determined by the presence of a regular beeping tone.

How Does the Fund Measure Performance?

Advertisements, sales literature and communications to you may contain several measures of the Fund's performance, including current yield, various expressions of total return and current distribution rate. They may also occasionally cite statistics to reflect the Fund's volatility or risk.

Average annual total return figures as prescribed by the SEC represent the average annual percentage change in value of $1,000 invested at the maximum public offering price (offering price includes sales charge) for one-, five- and ten-year periods, or portion thereof, to the extent applicable, through the end of the most recent calendar quarter, assuming reinvestment of all distributions. The Fund may also furnish total return quotations for other periods or based on investments at various sales charge levels or at net asset value. For such purposes, total return equals the total of all income and capital gain paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price.

Current yield reflects the income per share earned by the Fund's portfolio investments. It is calculated by dividing the Fund's net investment income per share during a recent 30-day period by the maximum public offering price on the last day of that period and annualizing the result.

Current yield for the Fund, which is calculated according to a formula prescribed by the SEC (see "General Information" in the SAI), is not indicative of the dividends or distributions which were or will be paid to shareholders of the Fund. Dividends or distributions paid to shareholders are reflected in the current distribution rate, which may be quoted to you. The current distribution rate is computed by dividing the total amount of dividends per share paid by the Fund during the past 12 months by a current maximum offering price. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid during the period such policies were in effect, rather than using the dividends during the past 12 months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as short-term capital gain, and is calculated over a different period of time.

In each case, performance figures are based upon past performance, reflect all recurring charges against Fund income and will assume the payment of the maximum sales charge on the purchase of shares. When there has been a change in the sales charge structure, the historical performance figures will be restated to reflect the new rate. The investment results of the Fund, like all other investment companies, will fluctuate over time; thus, performance figures should not be considered to represent what an investment may earn in the future or what the Fund's total return, current yield, or distribution rate may be in any future period.


General Information

Reports to Shareholders

The Trust's fiscal year ends October 31. Annual Reports containing audited financial statements of the Trust, including the auditors' report, and Semi-Annual Reports containing unaudited financial statements are automatically sent to shareholders. To reduce the volume of mail sent to one household as well as to reduce Fund expenses, Investor Services will attempt to identify related shareholders within a household, and send only one copy of the report. Additional copies may be obtained by investors or shareholders, without charge, upon request to the Trust at the telephone number or address set forth on the cover page of this Prospectus.

Additional information on Fund performance is included in the Trust's Annual Report to Shareholders and under "General Information" in the SAI.

Organization and Voting Rights


The Trust was organized as a Massachusetts business trust on December 16, 1986. The Trust is authorized to issue an unlimited number of shares of beneficial interest, with a par value of $.01 per share in various series. All shares have one vote and, when issued, are fully paid, non-assessable, and redeemable. Currently, the Trust issues shares in six separate and distinct series.

The Portfolio is a series of Adjustable Rate Securities Portfolios, a Delaware business trust, organized on February 15, 1991. Adjustable Rate Securities Portfolios is authorized to issue an unlimited number of shares of beneficial interest, with a par value of $.01 per share. All shares have one vote and, when issued, are fully paid, non-assessable, and redeemable. Currently, Adjustable Rate Securities Portfolios issues shares in only two series; however, additional series may be added in the future by the Board of Trustees, the assets and liabilities of which will be separate and distinct from any other series.


Shares of each series of the Trust have equal voting, dividend and liquidation rights. Shares of each series of the Trust vote separately as to issues affecting that series, or the Trust, unless otherwise permitted by the 1940 Act. The shares have noncumulative voting rights, which means that holders of more than 50% of the shares voting for the election of trustees can elect 100% of the trustees if they choose to do so.

The Trust does not intend to hold annual shareholders meetings. The Trust may, however, hold a special shareholders meeting for such purposes as changing fundamental investment restrictions, approving a new management agreement or any other matters which are required to be acted on by shareholders under the 1940 Act. Whenever the Fund is requested to vote on a fundamental policy pertaining to the Portfolio, it will hold a special meeting of Fund shareholders and will cast its vote in the same proportion as the shareholders' votes received. A meeting may also be called by a majority of the Board of Trustees or by shareholders holding at least 10% of the shares entitled to vote at the meeting. Shareholders will receive assistance in communicating with other shareholders in connection with the election or removal of trustees such as that provided in
Section 16(c) of the 1940 Act. The Board of Trustees may from time to time establish other series of the Trust, the assets and liabilities of which will be separate and distinct from any other series.


Shares have no preemptive or subscription rights and are fully transferable. There are no conversion rights; however, holders of shares of any fund may reinvest all or any portion of the proceeds from the redemption or repurchase of such shares into shares of another fund as described in "Exchange Privilege."

Redemptions by the Fund

The Fund reserves the right to redeem your shares, at net asset value, if your account has a value of less than $50, but only where the value of your account has been reduced by your prior voluntary redemption of shares and has been inactive (except for the reinvestment of distributions) for a period of at least six months, provided you are given advance notice. For more information, see "How Do I Buy and Sell Shares?" in the SAI.

Registering Your Account

An account registration should reflect your intentions as to ownership. Where there are two co-owners on the account, the account will be registered as "Owner 1" and "Owner 2"; the "or" designation is not used except for money market fund accounts. If co-owners wish to have the ability to redeem or convert on the signature of only one owner, a limited power of attorney may be used.

Accounts should not be registered in the name of a minor, either as sole or co-owner of the account. Transfer or redemption for such an account may require court action to obtain release of the funds until the minor reaches the legal age of majority. The account should be registered in the name of one "Adult" as custodian for the benefit of the "Minor" under the Uniform Transfer or Gifts to Minors Act.


A trust designation such as "trustee" or "in trust for" should only be used if the account is being established pursuant to a legal, valid trust document. Use of such a designation in the absence of a legal trust document may cause difficulties and require court action for transfer or redemption of the funds.

Shares, whether in certificate form or not, registered as joint tenants or "Jt Ten" shall mean "as joint tenants with rights of survivorship" and not "as tenants in common."


Except as indicated, you may transfer an account in the Fund carried in "street" or "nominee" name by your securities dealer to a comparably registered Fund account maintained by another securities dealer. Both the delivering and receiving securities dealers must have executed dealer agreements on file with Distributors. Unless a dealer agreement has been executed and is on file with Distributors, the Fund will not process the transfer and will so inform your delivering securities dealer. To effect the transfer, you should instruct the securities dealer to transfer the account to a receiving securities dealer and sign any documents required by the securities dealers to evidence consent to the transfer. Under current procedures the account transfer may be processed by the delivering securities dealer and the Fund after the Fund receives authorization in proper form from your delivering securities dealer. Account transfers may be effected electronically through the services of the NSCC.

The Fund may conclusively accept instructions from you or your nominee listed in publicly available nominee lists, regardless of whether the account was initially registered in the name of or by you, your nominee, or both. If a securities dealer or other representative is of record on your account, the you will be deemed to have authorized the use of electronic instructions on the account, including, without limitation, those initiated through the services of the NSCC, to have adopted as instruction and signature any such electronic instructions received by the Fund and Investor Services, and to have authorized them to execute the instructions without further inquiry. At the present time, such services which are available include the NSCC's "Networking," "Fund/SERV," and "ACATS" systems.


Any questions regarding an intended registration should be answered by the securities dealer handling the investment, or by calling Franklin's Fund Information Department.

Important Notice Regarding
Taxpayer IRS Certifications

Pursuant to the Code and U.S. Treasury regulations, the Fund may be required to report to the IRS any taxable dividend, capital gain distribution, or other reportable payment (including share redemption proceeds) and withhold 31% of any such payments made to individuals and other non-exempt shareholders who have not provided a correct taxpayer identification number ("TIN") and made certain required certifications that appear in the Shareholder Application. You shareholder may also be subject to backup withholding if the IRS or a securities dealer notifies the Fund that the number furnished by you is incorrect or that you are subject to backup withholding for previous under-reporting of interest or dividend income.

The Fund reserves the right to (1) refuse to open an account for any person failing to provide a TIN along with the required certifications and (2) close an account by redeeming its shares in full at the then-current net asset value upon receipt of notice from the IRS that the TIN certified as correct by you is in fact incorrect or upon the failure of a shareholder who has completed an "awaiting TIN" certification to provide the Fund with a certified TIN within 60 days after opening the account.

Useful Terms and Definitions in this Prospectus

Designated Retirement Plans - certain retirement plans, including profit-sharing, pension, 401(k) and simplified employee pension plans, that: (i) are sponsored by an employer with at least 200 employees; (ii) have aggregate plan assets of at least $1 million; or (iii) agree to invest at least $1 million in any of the Franklin Templeton Funds over a 13-month period. Distributors determines the qualifications for Designated Retirement Plans.

Distributors - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter.

Franklin Funds - the mutual funds in the Franklin Group of Funds(R) except Franklin Valuemark Funds and the Franklin Government Securities Trust.

Franklin Templeton Funds - the Franklin Funds and the Templeton Funds.

Franklin Templeton Group - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries.

Letter - Letter of Intent.

Net asset value (NAV) - the value of a mutual fund share determined by deducting the fund's liabilities from the total assets of the portfolio and dividing this by the number of shares outstanding. When you buy, sell or exchange shares, we will use the NAV next calculated after we receive your request in proper form.

Non-Designated Retirement Plans - employee benefit plans not included as "Designated Retirement Plans" and not qualified under Section 401 of the Code.

Proper Form (Purchases) - generally, the Fund must receive a completed Shareholder Application accompanied by a negotiable check.

Securities Dealer - financial institutions which, either directly or through affiliates, have an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

Templeton Funds - the U.S. registered mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund.

Trust Company - Franklin Templeton Trust Company.



FRANKLIN INVESTORS
SECURITIES TRUST

FRANKLIN SHORT-INTERMEDIATE
U.S. GOVERNMENT SECURITIES FUND
FRANKLIN CONVERTIBLE SECURITIES FUND
FRANKLIN EQUITY INCOME FUND

STATEMENT OF
ADDITIONAL INFORMATION


MARCH 1, 1996


777 MARINERS ISLAND BLVD., P.O. BOX 7777
SAN MATEO, CA 94403-7777  1-800/DIAL BEN


Franklin  Investors  Securities  Trust (the  "Trust") is an open-end  management investment  company  consisting  of five  separate  diversified  series  and one non-diversified series. This Statement of Additional Information ("SAI") pertains only to the Franklin Short-Intermediate U.S. Government Securities Fund (the "Short-Intermediate Fund"), the Franklin Convertible Securities Fund (the "Convertible Fund"), and the Franklin Equity Income Fund, formerly the Franklin Special Equity Income Fund (the "Equity Income Fund"). Each of these series is diversified and may separately or collectively be referred to hereafter as the "Fund," "Funds" or individually by the policy included as part of its name. As described in the Prospectuses of the Convertible Fund and the Equity Income Fund, these two Funds offer two classes of shares to their investors. This structure allows you to consider, among other features, the impact of sales charges and distribution fees ("Rule 12b-1 fees) on your investment in these two Funds.


The Short-Intermediate Fund, which invests in a portfolio of U.S. government securities with primary emphasis on securities with remaining maturities of 31/2 years or less, has the investment objective of providing as high a level of current income as is consistent with prudent investing while seeking preservation of shareholders' capital. The Short-Intermediate Fund's investments will include obligations of the U.S. government and its agencies or instrumentalities, some of which, such as Government National Mortgage Association participation certificates, carry a guarantee which is backed by the full faith and credit of the U.S. government. The Short-Intermediate Fund is designed for individuals and institutional accounts, such as corporations, banks, savings and loan associations, trust companies, and other entities.

The Convertible Fund has the investment objective of maximizing total return, consistent with reasonable risk, by seeking to optimize capital appreciation and high current income under varying market conditions. The Convertible Fund will seek to achieve this objective primarily through investing in convertible securities as described in detail in its Prospectus.

The Equity Income Fund seeks to maximize total return through emphasis on high current income and capital appreciation, consistent with reasonable risk, primarily through investment in common stocks with above average dividend yields.

There, of course, can be no guarantee that any Fund's objective will be achieved.


Separate Prospectuses for the Funds, dated March 1, 1996, each as may be amended from time to time, provide the basic information you should know before investing in a Fund and may be obtained without charge from the Trust or from its principal underwriter, Franklin/Templeton Distributors, Inc. ("Distributors"), at the address or telephone number shown above.

THIS SAI IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE PROSPECTUSES. THIS SAI IS INTENDED TO PROVIDE YOU WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE TRUST AND EACH FUND, AND SHOULD BE READ IN CONJUNCTION WITH EACH FUND'S PROSPECTUS.

CONTENTS                                         PAGE

How Does Each Fund Invest its Assets?

Investment Restrictions

Trustees and Officers

Investment Advisory
 and Other Services

How Do the Funds Purchase Securities
 for Their Portfolio?

How Do I Buy and Sell Shares of the Funds?

Additional Information
 Regarding Taxation

The Funds' Underwriter

General Information

Financial Statements

Appendix

HOW DOES EACH FUND INVEST ITS ASSETS?



OPTIONS. As stated in their respective Prospectuses, the Convertible Fund and the Equity Income Fund may write covered call options and purchase call and put options on securities. These Funds may also purchase call and put options on stock indices in order to hedge against the risk of market or industry wide stock price fluctuations. Call and put options on stock indices are similar to options on exchange-traded securities, except that, rather than the right to purchase or sell stock at a specified price, options on a stock index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying stock index is greater than (or less than in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike stock options, all settlements are in cash and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market on which the index is based), rather than price movements in individual stocks.

Call options written by these Funds give the holder the right to buy the underlying security from the Fund at a stated exercise price upon exercising the option at any time prior to its expiration. A call option written by a Fund is "covered" if the Fund owns or has an absolute right (such as by conversion) to the underlying security covered by the call. A call option is also covered if a Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. government securities or other high grade debt obligations in a segregated account with its custodian bank.

When each Fund writes or sells covered call options, it will receive a cash premium which can be used in whatever way is felt to be most beneficial to the Fund. The risks associated with covered option writing are that in the event of a price rise on the underlying security which would likely trigger the exercise of the call option, a Fund will not participate in the increase in price beyond the exercise price. It will generally be each Fund's policy, in order to avoid the exercise of a call option written by it, to cancel its obligation under the call option by entering into a "closing purchase transaction," if available, unless it is determined to be in the Fund's interest to deliver the underlying securities from its portfolio. A closing purchase transaction consists of a Fund purchasing an option having the same terms as the option written by the Fund, and has the effect of canceling the Fund's position as a writer. The premium which a Fund will pay in executing a closing purchase transaction may be higher or lower than the premium it received when writing the option, depending in large part upon the relative price of the underlying security at the time of each transaction.

One risk involved in both the purchase and sale of options is that a Fund may not be able to effect a closing purchase transaction at a time when it wishes to do so (or at an advantageous price). There is no assurance that a liquid market will exist for a given option at any particular time. To mitigate this risk, each Fund will ordinarily purchase and write options only if a secondary market for the option exists on a national securities exchange or in the over-the-counter market. Another risk is that during the option period, if a Fund has written a covered call option, it will have given up the opportunity to profit from a price increase in the underlying securities above the exercise price in return for the premium on the option (although the premium can be used to offset any losses or add to the Fund's income) but, as long as its obligation as a writer continues, the Fund will have retained the risk of loss should the price of the underlying security decline. In addition, a Fund has no control over the time when it may be required to fulfill its obligation as a writer of the option; once the Fund has received an exercise notice, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. The aggregate premiums paid on all such options which are held at any time will not exceed any applicable state regulations which may limit the aggregate value of securities underlying outstanding options.

In the case of put options, a Fund's gain will, of course, be reduced by the amount of the premium and transaction costs it paid and may be offset by a decline in the value of its portfolio securities. If the value of the underlying stock index never exceeds the exercise price (or never declines below the exercise price in the case of put options), a Fund may suffer a loss equal to the amount of the premium it paid, plus transaction costs. Each Fund may also close out its option positions before they expire by entering into a closing purchase transaction as discussed above. Risks may also arise because the correlation between movements in the index and the price of the securities underlying the options is imperfect, and this risk increases as the composition of a Fund's portfolio diverges from the composition of the relevant index.

CREDIT UNION INVESTMENT REGULATIONS. This section summarizes the Short-Intermediate Fund's investment policies, under which, in the opinion of the Fund and based on the Fund's understanding of laws and regulations governing investments by federal credit unions on September 30, 1994, the Fund would be a permissible investment for federal credit unions. CREDIT UNION INVESTORS ARE ADVISED TO CONSULT THEIR OWN LEGAL ADVISERS TO DETERMINE WHETHER AND TO WHAT EXTENT THE SHARES OF THE FUND CONSTITUTE LEGAL INVESTMENTS FOR THEM.



All investments of the Fund will be subject to the following limitations:



(a) The Fund will invest only in (1) obligations of, or securities guaranteed as to principal and interest by, the U.S. government or its agencies and instrumentalities, (2) time and savings deposits in financial institutions whose accounts are insured by the FDIC, and (3) mortgage related securities. Mortgage-related securities are interests or participations in, or other securities secured by, first mortgages initiated by state or federally regulated or HUD-approved lenders, and are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization. As of the date of this SAI, the Fund does not intend to invest in time and savings deposits or mortgage related securities.

(b) All purchases and sales of securities will be settled on a cash basis within 30 days of the trade date. The Fund, however, may agree to settle a purchase or sale transaction on a specific date up to 120 days after the trade date if, on the trade date, the Fund has cash flow projections evidencing its ability to complete the purchase or the Fund owns the security it has agreed to sell.

(c) Any repurchase agreements, in which the Fund purchased U.S. government securities subject to resale to a bank or dealer at an agreed-upon price and date, would be subject to these conditions: the value of the U.S. government securities will equal or exceed the initial price of the repurchase agreement, plus interest; and a custodian of the Fund will hold the U.S. government securities in an account for the benefit of the Fund.

(d) Although the Fund does not currently intend to invest in reverse repurchase agreements, in the event that the Fund were to engage in such transactions, the Fund would, in addition to abiding by its fundamental policies and the regulations of the Securities and Exchange Commission with respect to borrowing, engage in reverse repurchase transactions involving only securities with maturity dates earlier than the closing date of the reverse repurchase agreement.

(e) The Fund will not engage in (1) futures or options transactions; (2) short sales; or (3) purchases of zero-coupon bonds which mature more than ten years after the purchase date.

(f) Although the Fund does not intend, as of the date of this SAI, to invest in derivative mortgage-backed securities, such as collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"), which represent non-proportional interests ("tranches" or "classes") in pools of mortgage loans, any investments by the Fund in such securities would be subject to the following conditions. In general, the Fund may only invest in a CMO or REMIC which either: (1) based on testing, at the time of purchase and at least annually thereafter, has an average life which would be extended or shortened by less than 6 years under modeling scenarios where mortgage commitment rates immediately rise or fall 300 basis points; or (2) has an adjustable rate which
(i) resets at least annually, (ii) may rise to a maximum allowable rate at least 300 basis points above the rate at the time of purchase, and (iii) adjusts directly with (rather than inversely to or as a multiple of) the interest rate index on which it is based. In addition, the Fund may hold derivative mortgage-backed securities which fail these tests at the time of investment or at the time of any subsequent test, provided that the securities are held solely to reduce interest rate risk and that the Fund confirms on a quarterly basis that the security will reduce the Fund's interest rate risk, using a monitoring and reporting system which enables the Fund to evaluate the actual and expected performance of the security under different interest rate scenarios.

INVESTMENT RESTRICTIONS

As noted in the Prospectuses, each Fund has its own investment objective and follows policies designed to achieve that objective. In addition, the following restrictions have been adopted as fundamental policies for each Fund, which means that, as to each Fund, they may not be changed without the approval of a majority of the shares of such Fund. Each Fund MAY NOT:

1. Borrow money or mortgage or pledge any of the assets of the Trust, except that borrowings (and a pledge of assets therefor) for temporary or emergency purposes may be made from banks in an amount up to 5% of total asset value.

2. Buy any securities on "margin" or sell any securities "short," except that the Convertible Fund may sell securities "short against the box" on the terms and conditions as described in its Prospectus.

3. Lend any funds or other assets, except by the purchase of publicly distributed bonds, debentures, notes or other debt securities and except that securities of each Fund may be loaned to securities dealers or other institutional investors if at least 102% cash collateral is pledged and maintained by the borrower, provided such loans may not be made if, as a result, the aggregate of such loans exceeds 10% of the value of that Fund's total assets at the time of the most recent loan. The entry into repurchase agreements is not considered a loan for purposes of this restriction.

4. Act as underwriter of securities issued by other persons, except insofar as a Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

5. Invest more than 5% of the value of the gross assets of a Fund in the securities of any one issuer, but this limitation does not apply to investments in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

6. Purchase the securities of any issuer which would result in owning more than 10% of any class of the outstanding voting securities of such issuer. To the extent permitted by exemptions granted under the Investment Company Act of 1940, the Funds may invest in shares of money market funds managed by Franklin Advisers, Inc. or its affiliates.

7. Purchase from or sell to its officers and trustees, or any firm of which any officer or trustee is a member, as principal, any securities, but may deal with such persons or firms as brokers and pay a customary brokerage commission; or retain securities of any issuer if, to the knowledge of the Trust, one or more of its officers, trustees or investment adviser own beneficially more than one-half of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities.

8. Purchase any securities issued by a corporation which has not been in continuous operation for three years, but such period may include the operation of a predecessor.

9. Acquire, lease or hold real estate.

10. Invest in commodities and commodity contracts, puts, calls, straddles, spreads or any combination thereof, or interests in oil, gas or other mineral exploration or development programs; however, the Convertible Fund and the Equity Income Fund may write call options which are listed for trading on a national securities exchange and purchase put options on securities in their portfolios (see "Investment Objective and Policies of the Fund" in each Prospectus). The Convertible Fund and the Equity Income Fund may also purchase call options to the extent necessary to cancel call options previously written and may purchase listed call options provided that the value of the call options purchased will not exceed 5% of the Fund's net assets. Such Funds may also purchase call and put options on stock indices for defensive hedging purposes. (The Equity Income Fund will comply with the California Corporate Securities Rules as they pertain to prohibited investments.) At present, there are no options listed for trading on a national securities exchange covering the types of securities which are appropriate for investment by the Short-Intermediate Fund and, therefore, there are no option transactions available for that Fund.

11. Invest in companies for the purpose of exercising control or management.

12. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; or except to the extent the Funds invest their uninvested daily cash balances in shares of the Franklin Money Fund and other money market funds in the Franklin Group of Funds provided
i) their purchases and redemptions of such money fund shares may not be subject to any purchase or redemption fees, ii) their investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing the Fund's shares (as determined under Rule 12b-1, as amended under the federal securities laws) and iii) provided aggregate investments by a Fund in any such money fund do not exceed (A) the greater of (i) 5% of the Fund's total net assets or (ii) $2.5 million, or (B) more than 3% of the outstanding shares of any such money fund.

13. Issue senior securities, as defined in the Investment Company Act of 1940, except that this restriction will not prevent the Funds from entering into repurchase agreements or making borrowings, mortgages and pledges as permitted by restriction #1 above.

In order to change any of the foregoing restrictions, approval must be obtained by shareholders of each Fund that would be affected. Such approval requires the affirmative vote of the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of voting securities are represented at that meeting or (ii) more than 50% of the outstanding voting securities of each Fund. If a percentage restriction contained herein is adhered to at the time of investment, a later increase or decrease in the percentage resulting from a change in the value of portfolio securities or the amount of net assets will not be considered a violation of any of the foregoing restrictions.

OTHER POLICIES. There are no restrictions or limitations on investments in obligations of the United States, or of corporations chartered by Congress as federal government instrumentalities. In the case of each Fund, the underlying assets may be retained in cash, including cash equivalents which are Treasury bills, commercial paper and short-term bank obligations such as certificates of deposit, bankers' acceptances and repurchase agreements. It is intended, however, that only so much of the underlying assets of each Fund be retained in cash as is deemed desirable or expedient under then-existing market conditions. Each Fund may invest up to 10% of its net assets in illiquid securities, a term which means securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which a Fund has valued the securities and includes, among other things, repurchase agreements of more than seven days duration, over-the-counter options and the assets used to cover such options, and other securities which are not readily marketable. Investments in savings deposits are generally considered illiquid and will, together with other illiquid investments, not exceed 10% of a Fund's total net assets.
Notwithstanding this limitation, the Trust's Board of Trustees has authorized each Fund to invest in securities that cannot be offered to the public for sale without first being registered under the Securities Act of 1933 ("restricted securities"), where such investment is consistent with such Fund's investment objective and has authorized such securities to be considered to be liquid to the extent the investment manager determines that there is a liquid institutional or other market for such securities. For example, restricted securities which may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, and for which a liquid institutional market has developed will be considered liquid even though such securities have not been registered pursuant to the Securities Act of 1933. The Board of Trustees will review any determination by the investment manager to treat a restricted security as a liquid security on an ongoing basis, including the investment manager's assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security is properly considered a liquid security, the investment manager and the Board of Trustees will take into account the following factors:
(i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). To the extent a Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in that Fund may be increased if qualified institutional buyers become uninterested in purchasing these securities or the market for these securities contracts. As of the date of this SAI, the Short-Intermediate Fund has not purchased and does not intend to purchase illiquid or restricted securities.

Pursuant to an undertaking given to the Texas State Securities Board, the Convertible Fund and the Equity Income Fund may not invest in warrants (valued at the lower of cost or market) in excess of 5% of the value of the Fund's net assets. No more than 2% of the value of a Fund's net assets may be invested in warrants (valued at the lower of cost or market) which are not listed on the New York or American Stock Exchanges. In addition, the Convertible Fund may not invest in real estate limited partnerships or in interests (other than publicly traded equity securities) in oil, gas, or other mineral leases, exploration or development.

TRUSTEES AND OFFICERS



The Board of Trustees (the "Board") has the responsibility for the overall management of the Funds, including general supervision and review of their investment activities. The Board, in turn, elect the officers of the Trust who are responsible for administering day-to-day operations of the Funds. The affiliations of the officers and trustees and their principal occupations for the past five years are listed below. Trustees who are deemed to be "interested persons" of the Fund, as defined in the Investment Company Act of 1940 (the "1940 Act") are indicated by an asterisk (*).

                          POSITIONS AND OFFICES    PRINCIPAL OCCUPATION DURING
NAME AND ADDRESS          WITH THE TRUST                 PAST FIVE YEARS



Frank H. Abbott, III (74)
1045 Sansome St.
San Francisco, CA 94111

Trustee

President  and  Director,   Abbott  Corporation  (an  investment  company);  and
director, trustee or managing general partner, as the case may be, of 31 of the investment companies in the Franklin Group of Funds.

Harris J. Ashton (63)
General Host Corporation
Metro Center, 1 Station Place
Stamford, CT 06904-2045

Trustee

President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers); Director, RBC Holdings, Inc. (a bank holding company) and Bar-S Foods; and director, trustee or managing general partner, as the case may be, of 56 of the investment companies in the Franklin Templeton Group of Funds.

S. Joseph Fortunato (63)
Park Avenue at Morris County
P. O. Box 1945
Morristown, NJ 07962-1945

Trustee

Member of the law firm of Pitney, Hardin, Kipp & Szuch; Director of General Host Corporation; director, trustee or managing general partner, as the case may be, of 58 of the investment companies in the Franklin Templeton Group of Funds.

David W. Garbellano (81)
111 New Montgomery St., #402
San Francisco, CA 94105

Trustee

Private Investor; Assistant Secretary/Treasurer and Director, Berkeley Science Corporation (a venture capital company); and director, trustee or managing general partner, as the case may be, of 30 of the investment companies in the Franklin Group of Funds.

*Edward B. Jamieson (57)
777 Mariners Island Blvd.
San Mateo, CA 94404

President and Trustee

Senior Vice President and Portfolio Manager, Franklin Advisers, Inc.; and officer and/or director or trustee of five of the investment companies in the Franklin Group of Funds.

*Charles B. Johnson (63)
777 Mariners Island Blvd.
San Mateo, CA 94404

Chairman of the Board and Trustee

President and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc., Director, Franklin/Templeton Investor Services, Inc. and General Host Corporation; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 57 of the investment companies in the Franklin Templeton Group of Funds.

*Rupert H. Johnson, Jr. (55)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Trustee

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in the Franklin Templeton Group of Funds.

Frank W. T. LaHaye (57)
20833 Stevens Creek Blvd.
Suite 102
Cupertino, CA 95014

Trustee

General Partner, Peregrine Associates and Miller & LaHaye, which are General Partners of Peregrine Ventures and Peregrine Ventures II (venture capital firms); Chairman of the Board and Director, Quarterdeck Office Systems, Inc.; Director, FischerImaging Corporation; and director or trustee, as the case may be, of 26 of the investment companies in the Franklin Group of Funds.

Gordon S. Macklin (67)
8212 Burning Tree Road
Bethesda, MD 20817

Trustee

Chairman,  White  River  Corporation  (information  services);   Director,  Fund
American Enterprises Holdings, Inc., Lockheed Martin Corporation, MCI Communications Corporation, MedImmune, Inc. (biotechnology), InfoVest Corporation (information services), and Fusion Systems Corporation (industrial technology); and director, trustee or managing general partner, as the case may be, of 53 of the investment companies in the Franklin Templeton Group of Funds; and formerly held the following positions: Chairman, Hambrecht and Quist Group; Director, H & Q Healthcare Investors; and President, National Association of Securities Dealers, Inc.

Harmon E. Burns (51)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Executive Vice President, Secretary and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee of 43 of the investment companies in the Franklin Templeton Group of Funds.

Kenneth V. Domingues (63)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President - Financial Reporting and Accounting Standards

Senior Vice President, Franklin Resources, Inc., Franklin Advisers, Inc., and Franklin Templeton Distributors, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or managing general partner, as the case may be, of 37 of the investment companies in the Franklin Group of Funds.

Martin L. Flanagan (35)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Chief Financial Officer

Senior Vice President, Chief Financial Officer and Treasurer, Franklin Resources, Inc.; Executive Vice President, Templeton Worldwide, Inc.; Senior Vice President and Treasurer, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Senior Vice President, Franklin/Templeton Investor Services, Inc.; officer of most other subsidiaries of Franklin Resources, Inc.; and officer of 61 of the investment companies in the Franklin Templeton Group of Funds.

Deborah R. Gatzek (47)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Secretary

Senior Vice President - Legal, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; Vice President, Franklin Advisers, Inc. and officer of 37 of the investment companies in the Franklin Group of Funds.

Charles E. Johnson (39)
777 Mariners Island Blvd.
San Mateo CA 94404

Vice President

Senior Vice President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc. and Franklin Institutional Services Corporation; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and officer and/or director or trustee, as the case may be, of 26 of the investment companies in the Franklin Templeton Group of Funds.

Diomedes Loo-Tam (57)
777 Mariners Island Blvd.
San Mateo, CA 94404

Treasurer and Principal Accounting Officer

Employee of Franklin Advisers, Inc.; and officer of 37 of the investment companies in the Franklin Group of Funds.

Edward V. McVey (58)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Senior Vice President/National Sales Manager, Franklin Templeton Distributors, Inc.; and officer of 32 of the investment companies in the Franklin Group of Funds.

The preceding table indicates those officers and trustees who are also affiliated persons of Distributors and the investment manager. Trustees not affiliated with the investment manager ("nonaffiliated trustees") are currently paid fees of $925 per month plus $925 per meeting attended. As indicated above, certain of the Trust's nonaffiliated trustees also serve as directors, trustees or managing general partners of other investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds (the "Franklin Templeton Group of Funds") from which they may receive fees for their services. The following table indicates the total fees paid to nonaffiliated trustees by the Trust and by other funds in the Franklin Templeton Group of Funds.

                                                                                    NUMBER OF BOARDS IN THE
                                                                                  FRANKLIN TEMPLETON GROUP OF
                                                      TOTAL FEES RECEIVED FROM  FUNDS ON WHICH EACH SERVES*** THE FRANKLIN TEMPLETON
                               TOTAL FEES RECEIVED      GROUP OF FUNDS**
                                  FROM FUND*
NAME
Frank H. Abbott, III                $22,200                  $176,870                           31
Harris J. Ashton                     22,200                   318,125                           56
S. Joseph Fortunato                  22,200                   334,265                           58
David Garbellano                     22,200                   153,300                           30
Frank W.T. LaHaye                    22,200                   150,817                           26
Gordon S. Macklin                    22,200                   301,885                           53

*   For the fiscal year ended October 31, 1995.
**  For the calendar year ended December 31, 1994.
*** The number of boards is based on the number of registered investment companies in the Franklin Templeton Group of Funds and does not include the total number of series or funds within each investment company for which the directors are responsible. The Franklin Templeton Group of Funds currently includes 61 registered investment companies, consisting of approximately 163
U.S. based funds or series.

Nonaffiliated trustees are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director, trustee or managing general partner. No officer or trustee received any other compensation directly from the Trust. Certain officers or trustees who are shareholders of Franklin Resources, Inc. ("Resources"). may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries. For additional information concerning trustees compensation and expenses, please see the Fund's Annual Report to Shareholders dated October 31, 1995.



INVESTMENT ADVISORY AND OTHER SERVICES

The investment manager of each Fund is Franklin Advisers, Inc. ("Advisers" or "Manager"). Advisers is a wholly-owned subsidiary of Resources, a publicly owned holding company whose shares are listed on the New York Stock Exchange (the "Exchange"). Resources owns several other subsidiaries that are involved in investment management and shareholder services.



Pursuant to the separate management agreements, the Manager provides investment research and portfolio management services, including the selection of securities for each Fund to purchase, hold or sell and the selection of brokers through whom the Funds' portfolio transactions are executed. The Manager's activities are subject to the review and supervision of the Board to whom the Manager renders periodic reports of the Funds' investment activities. Under the terms of the management agreements, the Manager provides office space and office furnishings, facilities and equipment required for managing the business affairs of the Funds; maintains all internal bookkeeping, clerical, secretarial and administrative personnel and services; and provides certain telephone and other mechanical services. The Manager is covered by fidelity insurance on its officers, directors and employees for the protection of the Trust. Please see the Statement of Operations in the financial statements included in the Fund's Annual Report to Shareholders dated October 31, 1995.

The Manager also provides management services to numerous other investment companies or funds pursuant to management agreements with each fund. The Manager may give advice and take action with respect to any of the other funds it manages, or for its own account, which may differ from action taken by the Manager on behalf of the Funds. Similarly, with respect to the Funds, the Manager is not obligated to recommend, purchase or sell, or to refrain from recommending, purchasing or selling any security that the Manager and access persons, as defined by the 1940 Act, may purchase or sell for its or their own account or for the accounts of any other fund. Furthermore, the Manager is not obligated to refrain from investing in securities held by the Funds or other funds which it manages or administers. Of course, any transactions for the accounts of the Manager and other access persons will be made in compliance with the Trust's Code of Ethics.



Pursuant to the management agreement, each Fund is obligated to pay the Manager a fee computed at the close of business on the last business day of each month equal to a monthly rate of 5/96 of 1% (approximately 5/8 of 1% per year) for the first $100 million of net assets of the Fund; 1/24 of 1% (approximately 1/2 of 1% per year) on net assets of the Fund in excess of $100 million up to $250 million; and 9/240 of 1% (approximately 45/100 of 1% per year) of net assets of the Fund in excess of $250 million.



The Manager agreed in advance to waive all or a portion of its management fees and to make payments to reduce the expenses of the Funds. This arrangement may be terminated by the Manager at any time upon notice to the Board. The management agreements specify that the management fee will be reduced for each Fund to the extent necessary to comply with the most stringent limits on the expenses which may be borne by the Funds as prescribed by any state in which the Funds' shares are offered for sale. The most stringent current limit requires the Manager to reduce or eliminate its fee to the extent that aggregate operating expenses of each Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses such as litigation costs) would otherwise exceed in any fiscal year 2.5% of the first $30 million of average net assets of the Fund, 2.0% of the next $70 million of average net assets of the Fund and 1.5% of average net assets of the Fund in excess of $100 million. Expense reductions have not been necessary based on state requirements. For the last three fiscal years, the management fees, before any advance waivers, and the amounts paid by the Funds were as follows:

FISCAL YEAR ENDED OCTOBER 31:

1993*
                                      MANAGEMENT FEES             MANAGEMENT
FUND                                   BEFORE WAIVER              FEES PAID

Short-Intermediate
   Fund                                  $1,187,800               $1,187,800
Convertible Fund                            453,492                  453,492
Equity Income Fund                         $754,194                  738,214

1994

Short-Intermediate
   Fund                                   1,370,071                1,308,206
Convertible Fund                            373,354                  327,355
Equity Income Fund                          437,330                  312,644

1994

Short-Intermediate
   Fund                                   1,058,133                  897,620
Convertible Fund                            170,607                    8,346
Equity Income Fund                          159,572                    5,146

*Covers a nine-month period only due to a change to the Trust's fiscal year.

Each class of the Equity Income Fund and Convertible Fund pays its respective share of the management fees as determined by the proportion of the Fund it represents.

The management agreements are in effect until April 30, 1996. Thereafter, they may continue in effect for successive annual periods providing such continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of a Fund's outstanding voting securities, and in either event by a majority vote of the trustees who are not parties to the management agreements or interested persons of any such party (other than as trustees of the Trust), cast in person at a meeting called for that purpose. The management agreements may be terminated without penalty at any time by the Board or, as to each Fund, by a vote of the holders of a majority of that Fund's outstanding voting securities, or by the Manager on 30 days' written notice and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

Franklin/Templeton Investor Services, Inc. ("Investor Services"), a wholly-owned subsidiary of Resources, is the shareholder servicing agent for the Fund and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account.

Bank of America NT & SA, 555 California Street, 4th Floor, San Francisco, California 94104, acts as custodian of the securities and other assets of the Trust. Citibank Delaware, One Penn's Way, New Castle, Delaware 19720, acts as custodian in connection with transfer services through bank automated clearing houses. The custodians do not participate in decisions relating to the purchase and sale of portfolio securities.

Coopers & Lybrand L.L.P., 333 Market Street, San Francisco, California 94105, are the Trust's independent auditors. During the fiscal year ended October 31, 1995 their auditing services consisted of rendering an opinion on the financial statements of the Funds included in the Funds' Annual Report to Shareholders dated October 31, 1995.

HOW DO THE FUNDS PURCHASE SECURITIES FOR THEIR PORTFOLIOS?

Under the current management agreement, the selection of brokers and dealers to execute transactions in the Funds' portfolios is made by the Manager in accordance with criteria set forth in the management agreement and any directions which the Board may give.

When placing a portfolio transaction, the Manager attempts to obtain the best net price and execution of the transaction. On portfolio transactions done on a securities exchange, the amount of commission paid by the Funds is negotiated between the Manager and the broker executing the transaction. The Manager seeks to obtain the lowest commission rate available from brokers that are felt to be capable of efficient execution of the transactions. The determination and evaluation of the reasonableness of the brokerage commissions paid in connection with portfolio transactions are based to a large degree on the professional opinions of the persons responsible for the placement and review of such transactions. These opinions are formed on the basis of, among other things, the experience of these individuals in the securities industry and information available to them concerning the level of commissions being paid by other institutional investors of comparable size. The Manager will ordinarily place orders for the purchase and sale of over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the Manager, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price. The Fund seeks to obtain prompt execution of orders at the most favorable net price.

The amount of commission is not the only relevant factor to be considered in the selection of a broker to execute a trade. If it is felt to be in the Funds' best interest, the Manager may place portfolio transactions with brokers who provide the types of services described below, even if it means the Fund will pay a higher commission than if no weight were given to the broker's furnishing of these services. This will be done only if, in the opinion of the Manager, the amount of any additional commission is reasonable in relation to the value of the services. Higher commissions will be paid only when the brokerage and research services received are bona fide and produce a direct benefit to the Fund or assist the Manager in carrying out its responsibilities to the Fund, or when it is otherwise in the best interest of the Fund to do so, whether or not such services may also be useful to the Manager in advising other clients.

When it is felt that several brokers are equally able to provide the best net price and execution, the Manager may decide to execute transactions through brokers who provide quotations and other services to the Fund, specifically including the quotations necessary to determine the value of the Fund's net assets, in such amount of total brokerage as may reasonably be required in light of such services, and through brokers who supply research, statistical and other data to the Fund and Manager in such amount of total brokerage as may reasonably be required.

It is not possible to place a dollar value on the special executions or on the research services received by the Manager from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits Advisers to supplement its own research and analysis activities and to receive the views and information of individuals and research staff of other securities firms. As long as it is lawful and appropriate to do so, the Manager and its affiliates may use this research and data in their investment advisory capacities with other clients. Provided that the Trust's officers are satisfied that the best execution is obtained, the sale of Fund shares may also be considered as a factor in the selection of broker-dealers to execute the Funds' portfolio transactions.

Because Distributors is a member of the National Association of Securities Dealers, it is sometimes entitled to obtain certain fees when the Funds tender portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of the Funds, any portfolio securities tendered by the Funds will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to Advisers under the management agreement will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection therewith.

If purchases or sales of securities of the Funds and one or more other investment companies or clients supervised by the Manager are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. It is recognized that in some cases this procedure could possibly have a detrimental effect on the price or volume of the security so far as the Funds are concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Funds.

During the past three fiscal years ended on October 31, 1995, the Funds paid total brokerage commissions as follows:

FUND                                                  1993                         1994                         1995
Short-Intermediate Fund                                  0                            0                            0
Convertible Fund                                   $ 5,226                     $ 13,958                     $ 29,731
Equity Income Fund                                  32,855                      113,782                      167,560

As of October 31, 1995, none of the Funds owned the securities of their regular broker-dealers.

HOW DO I BUY AND SELL SHARES?

All checks, drafts, wires and other payment mediums used for purchasing or redeeming shares of the Funds must be denominated in U.S. dollars. The Funds reserve the right, in their sole discretion, to either (a) reject any order for the purchase or sale of shares denominated in any other currency, or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

In connection with exchanges, it should be noted that since the proceeds from the sale of shares of an investment company are generally not available until the fifth business day following the redemption, the fund into which you are seeking to exchange reserve the right to delay issuing shares pursuant to an exchange until said fifth business day. The redemption of shares of a Fund to complete an exchange will be effected at the close of business on the day the request for exchange is received in proper form at the net asset value then effective. Please see "What if My Investment Outlook Changes? - Exchange Privilege" in the Prospectus.

If, in connection with the purchase of Fund shares, you submit a check or a draft that is returned unpaid to the Fund, the Fund may impose a $10 charge against your account for each returned item.

Dividend checks returned to the Fund marked "unable to forward" by the postal service will be deemed to be a request to change your dividend option to reinvest all distributions and the proceeds will be reinvested in additional shares at net asset value until new instructions are received.

The Fund may deduct from your account the costs of its efforts to locate you if mail is returned as undeliverable or the Fund is otherwise unable to locate you or verify your current mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Under agreements with certain banks in Taiwan, Republic of China, the Fund's shares are available to such banks' discretionary trust funds at net asset value. The banks may charge service fees to their customers who participate in the discretionary trusts. Pursuant to agreements, a portion of such service fees may be paid to Distributors, or one of its affiliates, to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

Shares of the Funds may be offered to investors in Taiwan through securities firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, shares of the Funds will be offered with the following schedule of sales charges:

                                                                         SALES
SIZE OF PURCHASE - U.S. DOLLARS                                          CHARGE
Up to $100,000                                                             3%
$100,000 to $1,000,000                                                     2%
Over $1,000,000                                                            1%

PURCHASES AND REDEMPTIONS
THROUGH SECURITIES DEALERS

Orders for the purchase of shares of the Funds received in proper form prior to the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) any business day that the Exchange is open for trading and promptly transmitted to the Funds will be based upon the public offering price determined that day. Purchase orders received by securities dealers or other financial institutions after the scheduled close of the Exchange will be effected at the Funds' public offering price on the day it is next calculated. The use of the term "securities dealer" herein shall include other financial institutions which, either directly or through affiliates, have an agreement with Distributors to handle customer orders and accounts with the Funds. Such reference, however, is for convenience only and does not indicate a legal conclusion of capacity.

Orders for the redemption of shares are effected at net asset value subject to the same conditions concerning time of receipt in proper form. It is the securities dealer's responsibility to transmit the order in a timely fashion and any loss to you resulting from the failure to do so must be settled between you and the securities dealer.

SPECIAL NET ASSET VALUE PURCHASES -
CLASS I SHARES

As discussed in the Prospectus under "How Do I Buy Shares? - Description of Special Net Asset Value Purchases," certain categories of investors may purchase Class I shares of the Funds without a front-end sales charge ("net asset value") or a contingent deferred sales charge. Distributors or one of its affiliates may make payments, out of its own resources, to securities dealers who initiate and are responsible for such purchases, as indicated below. Distributors may make these payments in the form of contingent advance payments, which may be recovered from the securities dealer, or set off against other payments due to the securities dealer, in the event shares are redeemed within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the securities dealer.

Either Distributors or one of its affiliates, may pay the following amounts, out of its own resources, to securities dealers who initiate and are responsible for purchases made at net asset value by certain designated retirement plans (excluding IRA and IRA rollovers): 1% on sales of $1 million but less than $2 million, plus 0.80% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more; and for purchases made at net asset value by certain non-designated retirement plans: 0.75% on sales of $1 million but less than $2 million, plus 0.60% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more. These payment breakpoints are reset every 12 months for purposes of additional purchases. With respect to purchases made at net asset value by certain trust companies and trust departments of banks and certain retirement plans of organizations with collective retirement plan assets of $10 million or more, either Distributors, or one of its affiliates, out of its own resources, may pay up to 1% of the amount invested.

LETTER OF INTENT

You may qualify for a reduced sales charge on the purchase of Class I shares of the Funds, as described in the Prospectus. At any time within 90 days after the first investment which you want to qualify for a reduced sales charge, you may file with the Fund a signed Shareholder Application with the Letter of Intent (the "Letter") section completed. After the Letter is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter. Sales charge reductions based upon purchases in more than one of the Franklin Templeton Funds will be effective only after notification to Distributors that the investment qualifies for a discount. Your holdings in the Franklin Templeton Funds, including Class II shares, acquired more than 90 days before the Letter is filed, will be counted towards completion of the Letter but will not be entitled to a retroactive downward adjustment in the sales charge. Any redemptions you make, unless by a designated retirement plan, during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter have been completed. If the Letter is not completed within the 13-month period, there will be an upward adjustment of the sales charge, depending upon the amount actually purchased (less redemptions) during the period. The upward adjustment does not apply to designated retirement plans. If you execute a Letter prior to a change in the sales charge structure for a Fund, you will be entitled to complete the Letter at the lower of the new sales charge structure or the sales charge structure in effect at the time the Letter was filed.

As mentioned in the Prospectuses, five percent (5%) of the amount of the total intended purchase will be reserved in shares of the Fund registered in your name. This policy of reserving shares does not apply to a designated retirement plan. If the total purchases, less redemptions, equal the amount specified under the Letter, the reserved shares will be deposited to an account in your name or delivered to you or your order. If the total purchases, less redemptions, exceed the amount specified under the Letter and is an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made pursuant to the Letter (to reflect such further quantity discount) on purchases made within 90 days before and on those made after filing the Letter. The resulting difference in offering price will be applied to the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases. If the total purchases, less redemptions, are less than the amount specified under the Letter, you will remit to Distributors an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge that would have applied to the aggregate purchases if the total of such purchases had been made at a single time. Upon such remittance, the reserved shares held for your account will be deposited to an account in your name or delivered to you or your order. If within 20 days after written request the difference in sales charge is not paid, the redemption of an appropriate number of reserved shares to realize the difference will be made. In the event of a total redemption of the account prior to fulfillment of the Letter, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

If a Letter is executed on behalf of a designated retirement plan, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in the Franklin Templeton Funds under the Letter. These plans are not subject to the requirement to reserve 5% of the total intended purchase, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the Letter.

REDEMPTIONS IN KIND

Each Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the trustees reserve the right to make payments in whole or in part in securities or other assets of the Funds, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In such circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets. Should the Fund do so, you may incur brokerage fees in converting the securities to cash. The Funds do not intend to redeem illiquid securities in kind. Should it happen, however, you may not be able to timely recover your investment and you may also incur brokerage costs in selling the securities.

REDEMPTIONS BY THE FUND

Due to the relatively high cost of handling small investments, the Funds reserve the right to involuntarily redeem your shares at net asset value if your account has a value of less than one-half of your initial required minimum investment, but only where the value of your account has been reduced by the prior voluntary redemption of shares. Until further notice, it is the present policy of the Funds not to exercise this right if your account has a value of $50 or more. In any event, before the Funds redeems your shares and sends you the proceeds, they will notify you that the value of the shares in your account is less than the minimum amount and allow you 30 days to make an additional investment in an amount which will increase the value of your account to at least $100.



REINVESTMENT DATE

Shares of the Convertible and Equity Income Funds acquired through the reinvestment of dividends will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary from month to month and does not affect the amount or value of the shares acquired.




REPORTS TO SHAREHOLDERS

The Trust sends annual and semiannual reports regarding each Fund's performance and portfolio holdings to shareholders. If you would like to receive an interim quarterly report, you may phone Fund Information at 1-800/DIAL BEN.

SPECIAL SERVICES

The Franklin Templeton Institutional Services Department provides specialized services, including recordkeeping, for institutional investors of the Fund. The cost of these services is not borne by the Fund.

Investor Services may pay certain financial institutions that maintain omnibus accounts with the Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee which the Fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.

HOW ARE FUND SHARES VALUED?

As noted in the Prospectus, each Fund calculates net asset value as of the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. As of the date of this SAI, the Trust is informed that the Exchange observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the purpose of determining the aggregate net assets of each Fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices.

The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the Exchange, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and ask prices is used. Occasionally events which affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Fund's net asset value. If events which materially affect the values of these foreign securities occur during such period, then these securities will be valued in accordance with procedures established by the Board.

Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask price. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by the Manager. Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by a Fund is its last sale price on the relevant exchange prior to the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, the options are valued within the range of the current closing bid and ask prices if such valuation is believed to fairly reflect the contract's market value.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to the scheduled close of the Exchange. The value of these securities used in computing the net asset value of a Fund's shares is determined as of such times. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the scheduled close of the Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of these securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of trustees, the Funds may utilize a pricing service, bank or securities dealer to perform any of the above described functions.



ADDITIONAL INFORMATION REGARDING TAXATION

The following information is a supplement to and should be read in conjunction with the section in each Fund's Prospectus entitled "Taxation of the Fund and Its Shareholders."

As stated in each Fund's Prospectus, each Fund has elected and qualified to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The trustees reserve the right not to maintain the qualification of any Fund as a regulated investment company if they determine such course of action to be beneficial to the shareholders. In such case, a Fund will be subject to federal and possibly state corporate taxes on its taxable income and gains, and distributions to shareholders will be ordinary dividend income to the extent of the Fund's available earnings and profits.

Subject to the limitations discussed below, all or a portion of the income distributions paid by a Fund may be treated by corporate shareholders as qualifying dividends for purposes of the dividends-received deduction under federal income tax law. If the aggregate qualifying dividends received by a Fund (generally, dividends from U.S. domestic corporations the stock in which is not debt-financed by a Fund and is held for at least a minimum holding period) are less than 100% of its distributable income, then the amount of a Fund's dividends paid to corporate shareholders which may be designated as eligible for such deduction will not exceed the aggregate qualifying dividends received by the Fund for the taxable year. The amount or percentage of income qualifying for the deduction for distributions made during the calendar year will be declared by a Fund annually in a notice to shareholders mailed shortly after the end of the calendar year.

Corporate shareholders should note that dividends paid by a Fund from sources other than the qualifying dividends it receives will not qualify for the dividends-received deduction. For example, any interest income and net short-term capital gain (in excess of any net long-term capital loss or capital loss carryover) included in investment company taxable income and distributed by a Fund as a dividend will not qualify for the dividends-received deduction.

Corporate shareholders should also note that availability of the corporate dividends-received deduction is subject to certain restrictions. For example, the deduction is eliminated unless a Fund's shares have been held (or deemed held) for at least 46 days in a substantially unhedged manner. The dividends-received deduction may also be reduced to the extent interest paid or accrued by a corporate shareholder is directly attributable to its investment in Fund shares. The entire dividend, including the portion which is treated as a deduction, is includable in the tax base on which the alternative minimum tax is computed and may also result in a reduction in the shareholder's tax basis in its Fund shares, under certain circumstances, if the shares have been held for less than two years. Corporate shareholders whose investment in a Fund is "debt financed" for these tax purposes should consult with their tax advisors concerning the availability of the dividends-received deduction.

The Code requires all funds to distribute at least 98% of their taxable ordinary income earned during the calendar year and at least 98% of their capital gain net income earned during the twelve month period ending October 31 of each year (in addition to amounts from the prior year that were neither distributed nor taxed to a Fund) to shareholders by December 31 of each year in order to avoid the imposition of a federal excise tax. The Funds intend as a matter of policy to declare such dividends, if any, in December and to pay these dividends in December or January to avoid the imposition of this tax, but do not guarantee that their distributions will be sufficient to avoid any or all federal excise taxes.

Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. For most shareholders, gain or loss will be recognized in an amount equal to the difference between the shareholder's basis in the shares and the amount realized from the transaction, subject to the rules described below. If such shares are a capital asset in the hands of the shareholder, gain or loss will be capital gain or loss and will be long-term for federal income tax purposes if the shares have been held for more than one year.

All or a portion of a loss realized upon a redemption of shares will be disallowed to the extent other shares of a Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after such redemption. Any loss disallowed under these rules will be added to the tax basis of the shares purchased.

All or a portion of the sales charge incurred in purchasing shares of a Fund will not be included in the federal tax basis of such shares sold or exchanged within ninety (90) days of their purchase (for purposes of determining gain or loss with respect to such shares) if the sales proceeds are reinvested in the Fund or in another fund in the Franklin Templeton Group and a sales charge which would otherwise apply to the reinvestment is reduced or eliminated. Any portion of such sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment. Shareholders should consult with their tax advisors concerning the tax rules applicable to the redemption or exchange of Fund shares.

Transactions in options by the Convertible and Equity Income Funds, including written covered calls and purchased calls and put options, are subject to special rules which may affect the amount, timing and character of distributions to shareholders by: accelerating income to such Funds; deferring Fund losses; causing adjustments in the holding periods of Fund securities; converting capital gains into ordinary income; and converting short-term capital losses into long-term capital losses. For example, equity options, including options on stock and on narrow-based stock indices, will be subject to tax under Section 1234 of the Code, and the purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying stock or a substantially identical stock in a Fund's portfolio. The tax treatment of certain other options, such as listed options on broad-based stock indices or on debt securities, is governed by Section 1256 of the Code, in the case that such options are held by the foregoing Funds. In general, each such Section 1256 position held by a Fund will be marked-to-market (i.e., treated as if it were closed out) on the last business day of each taxable year of a Fund, and all gain or loss associated with such marking-to-market or other transactions in such positions will be treated as 60% long-term and 40% short-term capital gain or loss.

When either the Convertible Fund or the Equity Income Fund hold options or contracts which substantially diminish such Fund's risk of loss with respect to another position of the Fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of Fund securities and conversion of short-term capital losses into long-term capital losses.

As a regulated investment company, each Fund is also subject to the requirement that less than 30% of its annual gross income be derived from the sale or other disposition of securities and certain other investments held for less than three months ("short-short income").

This requirement may limit the Convertible and Equity Income Funds' ability to engage in options, straddles, and hedging transactions because these transactions are often consummated in less than three months, may require the sale of portfolio securities held less than three months and may, as in the case of short sales of portfolio securities, reduce the holding periods of certain securities within these Funds, resulting in additional short-short income for these Funds. Each Fund will monitor its transactions in such options and may make certain other tax elections in order to mitigate the effect of the above rules and to prevent disqualification of the Fund as a regulated investment company under Subchapter M of the Code.

The Convertible and Equity Income Funds are each authorized to invest in foreign securities (see the discussion in each Fund's Prospectus under "Investment Objective and Policies of the Fund"). While neither Fund currently makes such investments, if the investment manager makes the decision to invest a portion of a Fund's portfolio in such securities, these investments may have the following tax consequences.

The Convertible and Equity Income Funds may be subject to foreign withholding taxes on income from certain of their foreign securities. Because both Funds will likely invest 50% or less of their total assets in securities of foreign corporations, neither will be entitled under the Code to pass through to their shareholders their pro rata share of the foreign taxes paid by the Fund. These taxes will be taken as a deduction by the Fund that paid the tax. Foreign exchange gains and losses, if any, realized by either Fund in connection with certain transactions involving foreign currencies, foreign currency payables or receivables, foreign currency-denominated debt securities, foreign currency forward contracts, and options or futures contracts on foreign currencies are subject to special tax rules which may cause such gains and losses to be treated as ordinary income and losses rather than capital gains and losses and may affect the amount and timing of a Fund's income or loss from such transactions and, in turn, its distributions to shareholders.

If either the Convertible Fund or the Equity Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" (a "PFIC") for federal income tax purposes and the Fund does not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its U.S. shareholders. Such Funds may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any federal income tax paid by a Fund as a result of its ownership of shares of a PFIC will not give rise to a deduction or credit to the Fund or to any shareholder. A PFIC means any foreign corporation if, for the taxable year involved, either (i) it derives at least 75 percent of its income from "passive income" (including, but not limited to, interest, dividends, royalties, rents and annuities), or (ii) on average, at least 50 percent of the value (or adjusted basis, if elected) of the assets held by the corporation produce "passive income".

On April 1, 1992, proposed U.S. Treasury regulations were issued regarding a special mark-to-market election for regulated investment companies. Under these regulations, the annual mark-to-market gain, if any, on shares held by a Fund in a PFIC would be treated as an excess distribution received by the Fund in the current year, eliminating the deferral and the related interest charge. Such excess distribution amounts are treated as ordinary income, which a Fund will be required to distribute to shareholders even though the Fund has not received any cash to satisfy this distribution requirement. These regulations would be effective for taxable years ending after the promulgation of the proposed regulations as final regulations.

The Short-Intermediate Fund may purchase securities issued or guaranteed by the U.S. government, or one of its agencies or instrumentalities, such as the Government National Mortgage Association, which are backed by the full faith and credit of the U.S. Treasury. The Government National Mortgage Association may borrow from the U.S. Treasury to the extent needed to make payments under its guarantee. No assurances can be given, however, that the U.S. government will provide such financial support to the obligations of the other U.S. government agencies or instrumentalities in which the Fund invests, since it is not obligated to do so. These agencies and instrumentalities are supported by either the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury, the discretionary authority of the U.S. government to purchase certain obligations of an agency or instrumentality, or the credit of the agency or instrumentality.]

THE FUNDS' UNDERWRITER



Pursuant  to  an  underwriting   agreement  in  effect  until  April  30,  1996,
Distributors acts as principal underwriter in a continuous public offering for shares of the Funds. The underwriting agreement will continue in effect for successive annual periods provided that its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of each Fund's outstanding voting securities, and in either event by a majority vote of the Trust's trustees who are not parties to the underwriting agreement or interested persons of any such party (other than as trustees of the Trust), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.



Distributors  pays the  expenses  of the  distribution  of each  Fund's  shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Funds pay the expenses of preparing and printing amendments to their registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.



Until April 30, 1994, income dividends were reinvested at the offering price (which includes the sales charge) and Distributors allowed 50% of the entire commission to the securities dealer of record, if any, on an account. Income dividends paid after April 30, 1994, are reinvested at net asset value.

In connection with the offering of the Funds' shares, aggregate underwriting commissions and the amount retained by Distributors after allowances to dealers for the nine month period ended October 31, 1993 and the fiscal years ended October 31, 1994 and 1995 were as indicated below.

FISCAL YEAR ENDED OCTOBER 31:

                                                 TOTAL
                                              COMMISSIONS               AMOUNT
FUND                                            RECEIVED               RETAINED

1993*

Short-Intermediate
   Fund                                         $891,309              $139,758
Convertible Fund                                 347,284                16,986
Equity Income Fund                               299,851                11,325

1994

Short-Intermediate Fund                          641,082                96,507
Convertible Fund                                 465,108                18,675
Equity Income Fund                               697,331                36,015

1995

Short-Intermediate Fund                          248,800                31,768
Convertible Fund                                 458,575                51,364
Equity Income Fund                             1,255,780               142,848

*covers a nine-month period only, due to a change in fiscal year.



Distributors may be entitled to reimbursement under each Fund's distribution plan, as discussed below. Except as noted, Distributors received no other compensation from the Funds for acting as underwriter.



PLANS OF DISTRIBUTION

Each class of the Funds has adopted a Distribution Plan ("Class I Plans and "Class II Plans," respectively, or "Plan[s]") pursuant to Rule 12b-1 under the 1940 Act.

THE CLASS I PLAN

Pursuant to the Class I Plans, the Convertible and Equity Funds may each pay up to a maximum of 0.25% per annum of its average daily net assets, and the Short Intermediate Fund 0.10% of its average daily net assets, for expenses incurred in the promotion and distribution of shares.

In implementing the Class I Plans, the Board has determined that the annual fees payable by the Convertible and Equity Income Funds will be equal to the sum of:
(i) the amount obtained by multiplying 0.25% by the average daily net assets represented by shares of Class I that were acquired by investors on or after May 1, 1994, the effective date of the plan ("New Assets"), and (ii) the amount obtained by multiplying 0.15% by the average daily net assets represented by shares of Class I that were acquired before May 1, 1994 ("Old Assets"). The annual fee payable by Class I of the Short Intermediate Fund will be (i) 0.10% of New Assets and 0.05% of Old Assets. Such fees will be paid to the current securities dealer of record on the shareholder's account. In addition, until such time as the maximum payment is reached on a yearly basis, up to an additional 0.05% will be paid by the Convertible and Equity Income Funds and an additional 0.02% by the Short Intermediate Fund to Distributors under the Class I Plans. The payments to be made to Distributors will be used by Distributors to defray other marketing expenses that have been incurred in accordance with the Plan, such as advertising.

The fee is a Fund expense so that all shareholders regardless of when they purchased their shares will bear 12b-1 expenses at the same rate. That rate initially will be at least 0.20% (0.15% plus 0.05%) for the Convertible and Equity Income Funds and 0.07% for the Short Intermediate Fund, of the average daily net assets of each Class I shares and, as new shares are sold on or after May 1, 1994, will increase over time. Thus, as the proportion of Class I shares purchased on or after the Effective Date increases in relation to outstanding Fund shares, the expenses attributable to payments under the proposed Plan will also increase (but will not exceed the maximums indicated above.) While this is the currently anticipated calculation for fees payable under the Plans, each Plan permits the trustees to allow each Class I shares to pay the maximum fee under the Plan at any time. The approval of the Board would be required to change the calculation of the payments to be made under the Class I Plans.

Pursuant to the Class I Plans, Distributors or others will be entitled to be reimbursed each quarter (up to the maximum as stated above) for actual expenses incurred in the distribution and promotion of each Class I shares, including, but not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a prorated portion of Distributors' overhead expenses attributable to the distribution of each Class I shares, as well as any distribution or service fees paid to securities dealers or their firms or others who have executed a servicing agreement with the Funds, Distributors or its affiliates.

THE CLASS II PLANS

Under the Class II Plans, the Equity Income and Convertible Funds each pays to Distributors annual distribution fees, payable quarterly, of 0.75% of each Class II's average daily net assets. Such fees may be used in order to compensate Distributors or others for providing distribution and related services and bearing certain expenses of the Classes. All expenses of distribution and marketing over that amount will be borne by Distributors, or others who have incurred them, without reimbursement by the Fund. In addition to this amount, under the Class II Plans, each Fund pays 0.25% per annum, payable quarterly, of the Class' average daily net assets as a servicing fee. This fee will be used to pay dealers or others for, among other things, assisting in establishing and maintaining customer accounts and records; assisting with purchase and redemption requests; receiving and answering correspondence; monitoring dividend payments from the Funds on behalf of the customers, and similar activities related to furnishing personal services and maintaining shareholder accounts. Distributors may pay the securities dealer, from its own resources, a commission of up to 1% of the amount invested at the time of investment.

IN GENERAL

In addition to the payments to which Distributors or others are entitled under the Plans, the Plans also provide that to the extent the Funds, the Manager or Distributors or other parties on behalf of the Funds, the Manager or Distributors, make payments that are deemed to be payments for the financing of any activity primarily intended to result in the sale of each class of shares of the Funds within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the Plans.

In no event shall the aggregate asset-based sales charges which include payments made under a Plan, plus any other payments deemed to be made pursuant to a Plan, exceed the amount permitted to be paid pursuant to the Rules of Fair Practice of the National Association of Securities Dealers, Inc., Article III, Section 26(d)4.



The terms and provisions of the Plans relating to required reports, term, and approval are consistent with Rule 12b-1. The Plans do not permit unreimbursed expenses incurred in a particular year to be carried over to or reimbursed in subsequent years.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the Plans as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. Such banking institutions, however, are permitted to receive fees under the Plans for administrative servicing or for agency transactions. If you are a customer of a bank that is prohibited from providing such services, you would be permitted to remain a shareholder of the Funds, and alternate means for continuing the servicing of such shareholders would be sought. In such an event, changes in the services provided might occur and you might no longer be able to avail yourself of any automatic investment or other services then being provided by the bank. It is not expected that you would suffer any adverse financial consequences as a result of any of these changes.



The Plans have been approved in accordance with the provisions of Rule 12b-1. The Class I Plans and the Class II Plans are effective through April 30, 1996, and are renewable annually by a vote of the Board, including a majority vote of the trustees who are non-interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of the Trust's trustees be done by the non-interested trustees. The Plans and any related agreement may be terminated at any time, without penalty, by vote of a majority of the non-interested trustees on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the management agreement with the Manager or by vote of a majority of the Fund's outstanding shares. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

The Plans and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of such class of a Fund's outstanding shares, and all material amendments to the Plans or any related agreements shall be approved by a vote of the non-interested trustees, cast in person at a meeting called for the purpose of voting on any such amendment.



Distributors is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the Plans and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the Plans should be continued.



For the fiscal year ended October 31, 1995, the total amount paid by Class I shares pursuant to the Class I Plan was $165,809, $152,573 and $285,906, for the Short-Intermediate Fund, the Convertible Fund and the Equity Income Fund, respectively. Class II Plan payments for the period from inception (October 1, 1995) to October 31, 1995 was $268 and $204 for Convertible Fund and Equity Income Fund, respectively, which was paid to broker-dealers. The amounts for Class I were spent for the following purposes.

                                   SHORT INTERMEDIATE FUND
                                                                                                EQUITY INCOME FUND
                                                                     CONVERTIBLE FUND
Payment to Underwriter
                                        $  5,451                        $  4,596                   $ 12,580
Payment to broker-dealers                                                130,050
                                         120,886                                                    222,483
Advertising                               24,693                           8,356                     24,575
Printing and
 Mailing                                  14,779                           9,571                     26,268

GENERAL INFORMATION

PERFORMANCE

As noted in the Prospectus, each class of a Fund may from time to time quote various performance figures to illustrate the Fund's past performance. It may occasionally cite statistics to reflect its volatility or risk.

Performance quotations by investment companies are subject to rules adopted by the SEC. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Funds be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Funds are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by the Funds to compute or express performance follows.

TOTAL RETURN

The average annual total return is determined by finding the average annual compounded rates of return over one-, five- and ten-year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase order, and income dividends and capital gains are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each one-, five- and ten-year period and the deduction of all applicable charges and fees. If a change is made in the sales charge structure, historical performance information will be restated to reflect the maximum sales charge currently in effect.

In considering the quotations of total return by the Funds, you should remember that the maximum front-end sales charge reflected in each quotation is a one time fee (charged on all direct purchases) which will have its greatest impact during the early stages of your investment in a Fund. The charge will affect actual performance less the longer you retains your investment in the Funds. The average annual compounded rate of return for Class I shares of each Fund for the indicated periods ended October 31, 1995 was as follows:

                                                                                          FROM
FUND NAME                                    ONE-YEAR             FIVE-YEAR            INCEPTION
Short-Intermediate
   Fund*                                       6.45%                6.60%                7.06%
Convertible Fund*                             10.01%                17.97%               10.13%
Equity Income
   Fund**                                      9.01%                15.45%               11.79%
   CLASS II
   Convertible Fund+                                                                     -4.24%
   Equity Income Fund+                                                                   -2.85%

*Inception 4/15/87
**Inception 3/15/88
+Inception 10/1/95

These figures were calculated according to the SEC formula:

                                                         n
                                                   P(1+T) = ERV

where:

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five-, or ten-year periods at the end of the one-, five-, or ten-year periods (or fractional portion thereof)

As discussed in each Fund's Prospectus, each Fund may quote total rates of return in addition to its average annual total return. Such quotations are computed in the same manner as each Fund's average annual compounded rate, except that they will be based on each Fund's actual return for a specified period rather than on its average return over one-, five-, and ten-year periods, or fractional portion thereof. The total rates of return for each Fund for the indicated periods ended on October 31, 1995 was as follows:

                                                                                          FROM
FUND NAME                                    ONE-YEAR             FIVE-YEAR            INCEPTION
CLASS I
Short-Intermediate
   Fund*                                       6.45%                37.62%               79.27%
Convertible Fund*                             10.01%               128.53%              128.28%
Equity Income
   Fund**                                      9.01%               105.09*               134.22

   CLASS II
   Convertible Fund+                                                                     -4.24%
   Equity Income Fund+                                                                   -2.85%

*Inception 4/15/87
**Inception 3/15/88
+inception 10/1/95

YIELD

Current yield reflects the income per share earned by each Fund's portfolio investments and is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. The yield for each Fund for the 30-day period ended on October 31, 1995 was as follows:

FUND NAME                                                         30-DAY YIELD
CLASS I
Short-Intermediate Fund                                               4.96%
Convertible Fund                                                      2.97%
Equity Income Fund                                                    4.05%
CLASS II

Convertible Fund                                                      2.29%
Equity Income Fund                                                    3.53%

These figures were obtained using the following SEC formula:

                                                                              6
                                            Yield = 2 [( a-b + 1 ) - 1]
                                                        ----
                                                         cd

where:

a = dividends and interest earned during the period

b = expenses accrued for the period (net of reimbursements)

c = the average daily number of shares outstanding during the period that were entitled to receive dividends

d = the maximum offering price per share on the last day of the period

CURRENT DISTRIBUTION RATE



Yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which were or will be paid to the Funds' shareholders. Amounts paid to shareholders are reflected in the quoted "current distribution rate." The current distribution rate is computed by dividing the total amount of dividends per share paid by a Fund during the past 12 months by a current maximum offering price. Under certain circumstances, such as when there has been a change in the amount of dividend payout or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid over the period such policies were in effect, rather than using the dividends during the past 12 months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gains, and is calculated over a different period of time.



The current distribution rate for each Fund for the period ended October 31, 1995, was as follows:

CLASS I
Short-Intermediate Fund                                                  5.33%
Convertible Fund                                                         4.50%
Equity Income Fund                                                       3.77%
CLASS II
Convertible Fund                                                         4.39%
Equity Income Fund                                                       3.67%



VOLATILITY

Occasionally statistics may be used to specify Fund volatility or risk. Measures of volatility or risk are generally used to compare Fund net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the S&Ps 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS



For investors who are permitted to purchase shares of a Fund at net asset value, sales literature pertaining to a Fund may quote a current distribution rate, yield, total return, average annual total return and other measures of performance as described elsewhere in this SAI, with the substitution of net asset value for the public offering price.



Sales literature referring to the use of the Funds as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

Regardless of the method used, past performance is not necessarily indicative of future results, but is an indication of the return to shareholders only for the limited historical period used.



The Funds may include in their advertising or sales material information relating to investment objectives and performance results of funds belonging to the Franklin Templeton Group of Funds. Resources is the parent company of the advisers and underwriter of both the Franklin Group of Funds and Templeton Group of Funds.



COMPARISONS

To help you better evaluate how an investment in a Fund may satisfy your investment objective, advertisements and other materials regarding the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. Such comparisons may include, but are not limited to, the following examples:

a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

b) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

c) The New York Stock Exchange composite or component indices - unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the New York Stock Exchange.

d) Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

e) Lipper - Mutual Fund Performance Analysis, Lipper - Mutual Fund Yield Survey and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

f) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

g) Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

h) Financial  publications:  The Wall Street  Journal,  Business Week,  Changing
Times,   Financial  World,  Forbes,   Fortune  and  Money  magazines  -  provide
performance statistics over specified time periods.

i) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

j) Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates - historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills and inflation.

k) Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

l) Salomon Brothers Broad Bond Index or its component indices - the Broad Bond Index measures yield, price, and total return for Treasury, Agency, Corporate and Mortgage bonds.

m) Salomon Brothers Composite High Yield Index or its component indices - the High Yield Index measures yield, price and total return for Long-Term High-Yield Index, Intermediate-Term High-Yield Index and Long-Term Utility High-Yield Index.

n) Lehman Brothers Aggregate Bond Index or its component indices - the Aggregate Bond Index measures yield, price and total return for Treasury, Agency, Corporate, Mortgage and Yankee bonds.

o) Standard & Poor's Bond Indices - measure yield and price of Corporate, Municipal and Government bonds.

p) Other taxable investments, including certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts, money market mutual funds and repurchase agreements.

q) Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Lehman Brothers and Bloomberg L.P.

r) Donoghue's Money Fund Report - industry averages for seven-day annualized and compounded yields of taxable, tax-free and government money funds.

From time to time, advertisements or information for a Fund may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or information may include symbols, headlines, or other material which highlight or summarize the information discussed in more detail in the communication.

Advertisements or information may also compare a Fund's performance to the return on certificates of deposit or other investments. Investors should be aware, however, that an investment in a Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a certificate of deposit issued by a bank. For example, as the general level of interest rates rise, the value of a Fund's fixed-income investments, as well as the value of its shares which are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of a Fund's shares can be expected to increase. Certificates of deposit are frequently insured by an agency of the U.S. government. An investment in a Fund is not insured by any federal, state or private entity.

In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to any Fund's portfolio, that the indices and averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by a Fund to calculate its figures. In addition there can be no assurance that the Funds will continue their performance as compared to such other averages.

In promoting the sale of Fund shares, advertisements or information for each Fund may also include quotes from Benjamin Franklin, especially Poor Richard's Almanac.

OTHER FEATURES AND BENEFITS

Each Fund may help investors achieve various investment goals, such as accumulating money for retirement, saving for a down payment on a home, college cost and/or other long-term goals. The Franklin College Costs Planner may assist an investor in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads an investor through the steps to start a retirement savings program. Of course, an investment in a Fund cannot guarantee that such goals will be met.

MISCELLANEOUS INFORMATION



The Funds are members of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the United States, and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 47 years and now services more than 2.4 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton Worldwide, Inc., a pioneer in international investing. Together, the Franklin Templeton Group has over $130 billion in assets under management for more than 3.93 million U.S. based mutual fund shareholders and other accounts. The Franklin Group of Funds and the Templeton Group of Funds offers to the public 115 U.S. based mutual funds. The Fund may identify itself by its NASDAQ symbol or CUSIP number.

The Dalbar Surveys, Inc. broker-dealer survey has ranked Franklin number one in service quality for five of the past seven years.



The Short-Intermediate Fund is eligible for investment by the National Marine Fisheries Service Capital Construction Funds.

The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. The Trust's Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of Trust assets for any shareholder held personally liable for obligations of the Trust. The Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. All such rights are limited to the assets of the Fund of which a shareholder holds shares. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Trust as an investment company, as distinguished from an operating company, would not likely give rise to liabilities in excess of the Trust's total assets. Thus, the remote risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Trust itself is unable to meet its obligations.



As of December 7, 1995, the principal shareholder of the Short-Intermediate Fund, beneficial or of record, the shareholder's addresses and the amount of share ownership were as follows:

                                                       NUMBER
FUND                                                 OF SHARES                   PERCENTAGE
SHORT-INTERMEDIATE
  FUND - CLASS I

City of Scottsdale                                 2,969,967.495                   14.7%
3939 Civic Center Blvd.
Scottsdale, AZ 85251-4433

CONVERTIBLE FUND - CLASS II

NFSC FEBO # ODM-014079 Jeff Byroade TTEE               3,069.839                    7.4%
P/ADM Capitol Const Inc Profit Sharing Plan
541 Main Street
Windber PA  15963
Franklin Resources, Inc.                               7,711.734                   18.7%
P.O. Box 7777
San Mateo CA  94403-7777
FTTC Cust for the IRA Rollover of Donald D.            3,777.863                    9.1%
Smith
910 East Bennett
Glendora CA  91740
Elsie B. Evans & Trevor H. Evans Ten Com               4,926.967                   11.9%
3025 NE 137th #406
Seattle WA  98125

EQUITY INCOME FUND - CLASS II

Shirley P. Graci                                      3,656.068                     5.1%
2120 North Arnoult Road
Metairie LA  70001

William D. Waddington & Bruce A. Bradburn             4,727.237                     6.5%
TTEES Ikon Corp. Retirement Trust FBO
William D. Waddington
William D. Waddington & Bruce A. Bradburn             4,890.774                     6.8%
TTEES Ikon Corp. Retirement Trust FBO Bruace
A. Bradburn
Franklin Resources, Inc.                              6,541.341                     9.0%
P.O. Box 7777
San Mateo CA 94403-7777



From time to time, the number of Trust shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.




Employees of Resources or its subsidiaries who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed within 24 hours after clearance; (ii) copies of all brokerage confirmations must be sent to a compliance officer and, within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the compliance officer; and (iii) access persons involved in preparing and making investment decisions must, in addition to (i) and (ii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.


AND AUTHORITY DISPUTES

In the event of disputes involving multiple claims of ownership or authority to control a shareholder's account, a Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, prior to executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the Internal Revenue Service in response to a Notice of Levy.



FINANCIAL STATEMENTS

The audited financial statements contained in the Annual Report to Shareholders of the Fund Trust dated October 31, 1995, including the auditors' report, are incorporated herein by reference.



APPENDIX

DESCRIPTION OF MOODY'S INVESTORS SERVICE'S
CORPORATE BOND RATINGS:

AAA - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA - Bonds which are rated Ba are judged to have predominantly speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S
CORPORATE BOND RATINGS:

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.



FRANKLIN INVESTORS
SECURITIES TRUST

Franklin Adjustable U.S. Government
Securities Fund And
Franklin Adjustable Rate Securities Fund
STATEMENT OF
ADDITIONAL INFORMATION
777 Mariners Island Blvd., P.O. Box 7777
San Mateo, CA 94403-7777  1-800/DIAL BEN

MARCH 1, 1996
Franklin Investors Securities Trust (the "Trust") is an open-end management investment company consisting of six separate diversified series. This Statement of Additional Information ("SAI") refers only to Franklin Adjustable U.S. Government Securities Fund (the "Adjustable U.S. Government Fund") and Franklin Adjustable Rate Securities Fund (the "Adjustable Rate Securities Fund"). The Adjustable U.S. Government Fund invests all of its assets in the U.S. Government Adjustable Rate Mortgage Portfolio (the "Mortgage Portfolio") and the Adjustable Rate Securities Fund invests all of its assets in the Adjustable Rate Securities Portfolio (the "Securities Portfolio"). The Mortgage Portfolio and Securities Portfolio (collectively the "Portfolios") are series of Adjustable Rate Securities Portfolios, a separate open-end management investment company, and are not part of the Trust.

Separate prospectuses for the Adjustable U.S. Government Fund and the Adjustable Rate Securities Fund, dated March 1, 1996, each as may be amended from time to time, provide the basic information a prospective investor should know before investing in any of these series of the Trust and may be obtained without charge from the Trust or from the Trust's principal underwriter, Franklin/Templeton Distributors, Inc. ("Distributors"), at the address listed above.


This SAI is not a prospectus. It contains information in addition to and in more detail than set forth in each Prospectus. This SAI is intended to provide additional information regarding the activities and operations of the Trust, the Adjustable Rate Securities Fund and the Adjustable U.S. Government Fund, and should be read in conjunction with the respective Prospectuses.

A registration statement under the Investment Company Act of 1940 (the "1940 Act"), as amended from time to time, for the Portfolios is available without charge from the Portfolios at the address shown on the cover.

Contents                                         Page

How Do the Funds and Portfolios Invest Their Assets?

Investment Restrictions

Officers and Trustees


Administration and Other Services

How Do the Portfolios Purchase Securities For Their Portfolios?

How Do I Buy and Sell Shares?

How Are Fund Shares Valued?


Additional Information Regarding Taxation

The Funds' Underwriter

General Information

Summary of Procedures to Monitor Conflicts of Interest

Financial Statements

Appendix

How Do the Funds and Portfolios Invest Their Assets?

The investment objective of the Adjustable U.S. Government Fund is to seek a high level of current income, consistent with lower volatility of principal than a fund which invests in long-term fixed-rate debt securities. The Adjustable U.S. Government Fund seeks to achieve this objective by investing all of its assets in the Mortgage Portfolio, which in turn invests primarily in adjustable rate mortgage securities ("ARMs") or other securities collateralized by or representing an interest in mortgages which have interest rates that are reset at periodic intervals and are issued or guaranteed by the U.S. government, or one of its agencies or instrumentalities.

The investment objective of the Adjustable Rate Securities Fund is to seek a high level of current income, with lower volatility of principal than a fund which invests in fixed-rate securities. The Adjustable Rate Securities Fund seeks to achieve this objective by investing all of its assets in the Securities Portfolio, which in turn invests primarily in adjustable rate securities, including adjustable rate mortgage-backed securities, which are issued or guaranteed by private institutions or by the U.S. government, or its agencies or instrumentalities, collateralized by or representing an interest in mortgages created from pools of adjustable rate mortgages, and other adjustable rate asset-backed securities. All securities purchased by the Securities Portfolio will be rated at least AA by Standard & Poor's Corporation ("S&P") or Aa by Moody's Investors Service ("Moody's") or, if unrated, will be deemed to be of comparable quality by the Portfolios' investment manager.

There, of course, can be no guarantee that the Adjustable Rate Securities Fund or the Adjustable U.S. Government Fund's investment objective will be achieved.

There are no restrictions or limitations on investments in obligations of the U.S. government, or of corporations chartered by Congress as federal government instrumentalities. In the case of each Portfolio or Fund, the underlying assets may be retained in cash, including cash equivalents which are Treasury bills, commercial paper and short-term bank obligations such as certificates of deposit, bankers' acceptances and repurchase agreements. It is intended, however, that only so much of the underlying assets of each Portfolio or Fund be retained in cash as is deemed desirable or expedient under then-existing market conditions. Each Fund may invest up to 10% of its net assets in illiquid securities, a term which means securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which a Portfolio or Fund has valued the securities and includes, among other things, securities with legal or contractual restrictions on resale (although the Portfolio may invest in such securities to the extent permitted under the federal securities laws), repurchase agreements of more than seven days duration, and other securities which are not readily marketable. Investments in savings deposits are generally considered illiquid and will, together with other illiquid investments, not exceed 10% of a Fund's total net assets. Neither Fund may invest in real estate limited partnerships or in interests (other than publicly traded equity securities) in oil, gas, or other mineral leases, exploration or development.

Each Fund may invest up to 5% of its total assets in inverse floaters. Inverse floaters are instruments with floating or variable interest rates that move in the opposite direction, at an accelerated speed, to short-term interest rates. The Adjustable U.S. Government Fund (and the Adjustable U.S. Government Portfolio) may invest up to 5% of its assets in super floaters. These are instruments that float at a greater than 1 to 1 ratio with London Interbank Offered Rate ("LIBOR") and are used as a hedge against the risk that the LIBOR floaters become "capped" and can no longer float higher.

The Adjustable U.S. Government Fund was the first investment company in the United States to invest primarily in mortgage backed securities based upon adjustable rate mortgage obligations. To the extent indicated in their respective Prospectuses, the Adjustable U.S. Government Fund and the Adjustable Rate Securities Fund may invest through the Mortgage Portfolio and the Securities Portfolio, respectively, in Collateralized Mortgage Obligations ("CMOs") and Real Estate Mortgage Investment Conduits ("REMICs"). CMOs and REMICs may be issued by governmental or government-related entities or by nongovernmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers. Privately issued CMOs and REMICs include obligations issued by such non-governmental entities which are collateralized by (a) mortgage securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC"), the Federal National Mortgage Association (FNMA) or the Government National Mortgage Association ("GNMA"), (b) pools of mortgages which are guaranteed by an agency or instrumentality of the U.S. government, or (c) pools of mortgages which are not guaranteed by an agency or instrumentality of the U.S. government and which may or may not be guaranteed by the private issuer. The Mortgage Portfolio in which the Adjustable U.S. Government Fund invests will not acquire any CMO or REMIC obligation which is not either issued or guaranteed by the U.S. government or its agencies or instrumentalities.

The Adjustable U.S Government Fund and the Adjustable Rate Securities Fund, through the Mortgage Portfolio and the Securities Portfolio, respectively, may purchase securities issued or guaranteed by the U.S. government, or one of its agencies or instrumentalities, such as GNMAs. No assurances can be given, however, that the U.S. government will provide such financial support to the obligations of the other U.S. government agencies or instrumentalities in which a Fund invests, since it is not obligated to do so. These agencies and instrumentalities are supported by either the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury, the discretionary authority of the U.S. government to purchase certain obligations of an agency or instrumentality, or the credit of the agency or instrumentality.

Several of the investment companies registered under the 1940 Act managed by Franklin Advisers, Inc. ("Franklin Group of Funds"), including the Adjustable U.S. Government Fund and the Adjustable Rate Securities Fund, through their investments in the Mortgage Portfolio and the Securities Portfolio, respectively, are major purchasers of government securities and will seek to negotiate attractive prices for such securities and to pass on any savings derived from such negotiations to their shareholders in the form of higher current yields.

The Adjustable Rate Securities Fund may invest through the Securities Portfolio a portion of its assets in asset-backed securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets. Such rate of payments may be affected by economic and various other factors. Therefore, the yield may be difficult to predict and actual yield to maturity may be more or less than the anticipated yield to maturity. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entities issuing the securities are insulated from the credit risk of the originator or affiliated entities, and the amount of credit support provided to the securities.

Credit supported asset-backed securities are backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Securities Portfolio will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

Investment Restrictions

As noted in the Prospectuses, each Fund has its own investment objective and follows policies designed to achieve that objective. In addition, the following restrictions have been adopted as fundamental policies for each Fund, which means that such restrictions may not be changed without the approval of the holders of a majority of the shares of the Fund. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a "vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at a shareholder meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.


The Funds may not:

 1. Borrow money or mortgage or pledge any of the assets of the Trust, except that borrowings (and a pledge of assets therefor) for temporary or emergency purposes may be made from banks in an amount up to 20% of total asset value.

 2. Buy any securities on "margin" or sell any securities "short."

 3. Lend any funds or other assets, except by the purchase of publicly distributed bonds, debentures, notes or other debt securities and except that securities of each Fund may be loaned to securities dealers or other institutional investors if at least 102% cash collateral is pledged and maintained by the borrower, provided such loans may not be made if, as a result, the aggregate of such loans exceeds 10% of the value of that Fund's total assets at the time of the most recent loan. The entry into repurchase agreements is not considered a loan for purposes of this restriction.

 4. Act as underwriter of securities issued by other persons, except insofar as a Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities, except that all or substantially all of the assets of each Fund may be invested in another registered investment company having the same investment objective and policies of that Fund.

 5. Invest more than 5% of the value of the gross assets of each Fund in the securities of any one issuer, but this limitation does not apply to investments in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, except that all or substantially all of the assets of each Fund may be invested in another registered investment company having the same investment objective and policies of that Fund.

 6. Purchase the securities of any issuer which would result in owning more than 10% of any class of the outstanding voting securities of such issuer, except that all or substantially all of the assets of each Fund may be invested in another registered investment company having the same investment objective and policies of that Fund. To the extent permitted by exemptions granted under the 1940 Act, the Funds may invest in shares of one or more money market funds managed by Franklin Advisers, Inc. or its affiliates.

 7. Purchase from or sell to its officers and trustees, or any firm of which any officer or trustee is a member, as principal, any securities, but may deal with such persons or firms as brokers and pay a customary brokerage commission; or retain securities of any issuer if, to the knowledge of the Trust, one or more of its officers, trustees or investment adviser own beneficially more than one-half of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities.

 8. Purchase any securities issued by a corporation which has not been in continuous operation for three years, but such period may include the operation of a predecessor, except that, to the extent this restriction is applicable, all or substantially all of the assets of each Fund may be invested in another registered investment company having the same investment objective and policies of that Fund.

 9. Acquire, lease or hold real estate.

10. Invest in commodities and commodity contracts, puts, calls, straddles, spreads or any combination thereof, or interests in oil, gas or other mineral exploration or development programs.

11. Invest in companies for the purpose of exercising control or management, except that, to the extent this restriction is applicable, all or substantially all of the assets of each Fund may be invested in another registered investment company having the same investment objective and policies of that Fund.

12. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; except that all or substantially all of the assets of each Fund may be invested in another registered investment company having the same investment objective and policies as that Fund or except to the extent the Funds invest their uninvested daily cash balances in shares of the Franklin Money Fund and other money market funds in the Franklin Group of Funds provided i) the purchases and redemptions of such money fund shares may not be subject to any purchase or redemption fees, ii) the investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing the Fund's shares (as determined under Rule 12b-1 under federal securities laws) and iii) provided aggregate investments by a Fund in any such money fund do not exceed (A) the greater of
(i) 5% of the Fund's total net assets or (ii) $2.5 million, or (B) more than 3% of the outstanding shares of any such money fund.

13. Issue senior securities, as defined in the 1940 Act, except that this restriction will not prevent the Funds from entering into repurchase agreements or making borrowings, mortgages and pledges as permitted by restriction #1 above.

The investment restrictions of both the U.S. Government Adjustable Rate Mortgage Portfolio and the Adjustable Rate Securities Portfolio are the same as the investment restrictions of the Adjustable U.S. Government Fund and the Adjustable Rate Securities Fund, respectively, except as indicated below and except as necessary to reflect the policy of the Funds to invest all of their assets in shares of the Portfolios.

The U.S. Government Adjustable Rate Mortgage Portfolio may not:

1. Borrow money or mortgage or pledge any of its assets, except that borrowings (and a pledge of assets therefor) for temporary or emergency purposes may be made from banks in an amount up to 20% of total asset value. The Portfolio will not purchase additional investment securities while borrowings in excess of 5% of total assets are outstanding.

2. Buy any securities on "margin" or sell any securities "short," except for any delayed delivery or when-issued securities as described in the Prospectus.

3. Purchase securities of other investment companies, except to the extent permitted by the 1940 Act. To the extent permitted by exemptions which may be granted under the 1940 Act, the Portfolio may invest in shares of one or more money market funds managed by Franklin Advisers, Inc. or its affiliates. (The investment restriction of the Funds', in this respect, is stated in far more detail.)

The Adjustable Rate Securities Portfolio may not:

1. Borrow money or mortgage or pledge any of its assets in an amount exceeding 331/3% of the value of the Portfolio's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made.

2. Buy any securities on "margin" or sell any securities "short," except for any delayed delivery or when-issued securities as described in this registration statement.

3. Purchase securities of other investment companies, except to the extent permitted by the 1940 Act or pursuant to an exemption therefrom, granted by the Securities and Exchange Commission ("SEC"). To the extent permitted by exemptions which may be granted under the 1940 Act, the Portfolio may invest in shares of one or more money market funds managed by Franklin Advisers, Inc. or its affiliates. (The investment restriction of the Funds', in this respect, is stated in far more detail.)

In order to change any of the foregoing restrictions, approval must be obtained from shareholders of the Fund and Portfolio that would be affected. Such approval requires the affirmative vote of the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of voting securities are represented at that meeting or (ii) more than 50% of the outstanding voting securities of each Fund. If a percentage restriction contained herein is adhered to at the time of investment, a later increase or decrease in the percentage resulting from a change in the value of portfolio securities or the amount of net assets will not be considered a violation of any of the foregoing restrictions.


Officers and Trustees

The Board of Trustees (the "Board") has the responsibility for the overall management of the Funds, including general supervision and review of its investment activities. The trustees, in turn, elect the officers of the Trust who are responsible for administering day-to-day operations of the Funds. The affiliations of the officers and trustees and their principal occupations for the past five years are listed below. Trustees who are deemed to be "interested persons" of the Trust, as defined in the 1940 Act are indicated by an asterisk (*).

Positions and Offices with the Fund
Principal Occupation During Past Five Years
Name and Address

Frank H. Abbott, III (74)
1045 Sansome St.
San Francisco, CA 94111

Trustee

President  and  Director,   Abbott  Corporation  (an  investment  company);  and
director, trustee or managing general partner, as the case may be, of 31 of the investment companies in the Franklin Group of Funds.

Harris J. Ashton (63)
General Host Corporation
Metro Center, 1 Station Place
Stamford, CT 06904-2045

Trustee

President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers); Director, RBC Holdings, Inc. (a bank holding company) and Bar-S Foods; and director, trustee or managing general partner, as the case may be, of 56 of the investment companies in the Franklin Templeton Group of Funds.

S. Joseph Fortunato (63)
Park Avenue at Morris County
P. O. Box 1945
Morristown, NJ 07962-1945

Trustee

Member of the law firm of Pitney, Hardin, Kipp & Szuch; Director of General Host Corporation; director, trustee or managing general partner, as the case may be, of 58 of the investment companies in the Franklin Templeton Group of Funds.

David W. Garbellano (81)
111 New Montgomery St., #402
San Francisco, CA 94105

Trustee

Private Investor; Assistant Secretary/Treasurer and Director, Berkeley Science Corporation (a venture capital company); and director, trustee or managing general partner, as the case may be, of 30 of the investment companies in the Franklin Group of Funds.

*Edward B. Jamieson (57)
777 Mariners Island Blvd.
San Mateo, CA 94404

President and Trustee

Senior Vice President and Portfolio Manager, Franklin Advisers, Inc.; and officer and/or director or trustee of five of the investment companies in the Franklin Group of Funds.

*Charles B. Johnson (63)
777 Mariners Island Blvd.
San Mateo, CA 94404

Chairman of the Board and Trustee

President and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and General Host Corporation; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 57 of the investment companies in the Franklin Templeton Group of Funds.

*Rupert H. Johnson, Jr. (55)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Trustee

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in the Franklin Templeton Group of Funds.

Frank W. T. LaHaye (57)
20833 Stevens Creek Blvd.
Suite 102
Cupertino, CA 95014

Trustee

General Partner, Peregrine Associates and Miller & LaHaye, which are General Partners of Peregrine Ventures and Peregrine Ventures II (venture capital firms); Chairman of the Board and Director, Quarterdeck Office Systems, Inc.; Director, FischerImaging Corporation; and director or trustee, as the case may be, of 26 of the investment companies in the Franklin Group of Funds.

Gordon S. Macklin (67)
8212 Burning Tree Road
Bethesda, MD 20817

Trustee

Chairman,  White  River  Corporation  (information  services);   Director,  Fund
American Enterprises Holdings, Inc., Lockheed Martin Corporation, MCI Communications Corporation, MedImmune, Inc. (biotechnology), InfoVest Corporation (information services), and Fusion Systems Corporation (industrial technology); and director, trustee or managing general partner, as the case may be, of 53 of the investment companies in the Franklin Templeton Group of Funds; and formerly held the following positions: Chairman, Hambrecht and Quist Group; Director, H & Q Healthcare Investors; and President, National Association of Securities Dealers, Inc.

Harmon E. Burns (51)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Executive Vice President, Secretary and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee of 43 of the investment companies in the Franklin Templeton Group of Funds.

Kenneth V. Domingues (63)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President - Financial Reporting and Accounting Standards

Senior Vice President, Franklin Resources, Inc., Franklin Advisers, Inc., and Franklin Templeton Distributors, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or managing general partner, as the case may be, of 37 of the investment companies in the Franklin Group of Funds.

Martin L. Flanagan (35)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Chief Financial Officer

Senior Vice President, Chief Financial Officer and Treasurer, Franklin Resources, Inc.; Executive Vice President, Templeton Worldwide, Inc.; Senior Vice President and Treasurer, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Senior Vice President, Franklin/Templeton Investor Services, Inc.; officer of most other subsidiaries of Franklin Resources, Inc.; and officer of 61 of the investment companies in the Franklin Templeton Group of Funds.

Deborah R. Gatzek (47)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Secretary

Senior Vice President - Legal, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; Vice President, Franklin Advisers, Inc. and officer of 37 of the investment companies in the Franklin Group of Funds.

Charles E. Johnson (39)
777 Mariners Island Blvd.
San Mateo CA 94404

Vice President

Senior Vice President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc. and Franklin Institutional Services Corporation; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and officer and/or director or trustee, as the case may be, of 26 of the investment companies in the Franklin Templeton Group of Funds.

Diomedes Loo-Tam (57)
777 Mariners Island Blvd.
San Mateo, CA 94404

Treasurer and Principal Accounting Officer

Employee of Franklin Advisers, Inc.; and officer of 37 of the investment companies in the Franklin Group of Funds.

Edward V. McVey (58)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Senior Vice President/National Sales Manager, Franklin Templeton Distributors, Inc.; and officer of 32 of the investment companies in the Franklin Group of Funds.

The officers and trustees of the Trust are also officers and trustees of Adjustable Rate Securities Portfolios, except as follows: Edward B. Jamieson, President and Trustee of the Trust, is not an officer or trustee of Adjustable Rate Securities Portfolios. Charles E. Johnson, Vice President of the Trust is President and Trustee of the Adjustable Rate Securities Portfolios. The following trustee of Adjustable Rate Securities Portfolios is not an officer or trustee of the Trust.

William J. Lippman (71)
One Parker Plaza
Fort Lee, NJ 07024

Trustee of Adjustable Rate Securities Portfolios

Senior Vice  President,  Franklin  Resources,  Inc.,  Franklin  Advisers,  Inc.,
Franklin Templeton Distributors, Inc. and Franklin Management, Inc.; officer and/or director or trustee of six of the investment companies in the Franklin Group of Funds.

The preceding table indicates those officers and trustees who are also affiliated persons of Distributors and Advisers. Trustees not affiliated with the investment manager ("nonaffiliated trustees") are currently paid fees of $925 per month plus $925 per meeting attended. As indicated above, certain of the Trust's nonaffiliated trustees also serve as directors, trustees or managing general partners of other investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds (the "Franklin Templeton Group of Funds") from which they may receive fees for their services. The following table indicates the total fees paid to nonaffiliated trustees by the Trust and by other funds in the Franklin Templeton Group of Funds.

                                                          Number of
                                                          Boards in the
                                       Total Fees         Franklin
                        Total Fees     Received from      Templeton Group
                        Received       the Franklin       of Funds on
                        from the       Templeton Group    Which Each
                        Trust*         of Funds**         Serves***

Name
Frank H. Abbott, III    $22,200        $176,870              31
Harris J. Ashton         22,200         318,125              56
S. Joseph Fortunato      22,200         334,265              58
David Garbellano         22,200         153,300              30
Frank W.T. LaHaye        22,200         150,817              26
Gordon S. Macklin        22,200         301,885              53

*   For the fiscal year ended October 31, 1995.
**  For the calendar year ended December 31, 1994.
*** The number of boards is based on the number of registered investment companies in the Franklin Templeton Group of Funds and does not include the total number of series or funds within each investment company for which the directors are responsible. The Franklin Templeton Group of Funds currently includes 61 registered investment companies, consisting of approximately 163 U.S. based funds or series.

Nonaffiliated trustees are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director, trustee or managing general partner. No officer or trustee received any other compensation directly from the Trust. Certain officers or trustees who are shareholders of Franklin Resources, Inc. ("Resources") may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries. For additional information concerning trustee compensation and expenses, please see the Trust's Annual Report to Shareholders.

As of December 7, 1995, the officers and trustees, as a group, owned of record and beneficially approximately 89.83 shares of the Adjustable U.S. Government Fund and 85.49 shares of the Adjustable Rate Securities Fund, or less than 1% of the total outstanding shares of each Fund. Many of the Trust's trustees also own shares in various of the other funds in the Franklin Templeton Group of Funds. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively of Charles E. Johnson.

The Board, with all disinterested trustees as well as the interested trustees voting in favor, have adopted written procedures designed to deal with potential conflicts of interest which may arise from the fact of having the same persons serving on each trust's Board. The Board has determined that there are no conflicts of interest presented by this arrangement at the present time.
See "Summary of Procedures to Monitor Conflicts of Interest."

Administration and Other Services

Franklin Advisers, Inc. ("Advisers") acts as the investment manager of the Mortgage Portfolio and Securities Portfolio and the administrator of the Adjustable U.S. Government Fund and the Adjustable Rate Securities Fund. Advisers is a wholly-owned subsidiary of Resources, a publicly owned holding company whose shares are listed on the New York Stock Exchange ("Exchange"). Resources owns several other subsidiaries which are involved in investment management and shareholder services.

The Board of Trustees, with all disinterested trustees as well as the interested trustees voting in favor, have adopted written procedures designed to deal with potential conflicts of interest which may arise from the fact of having generally the same persons serving on each trust's Board of Trustees. The Board of Trustees has determined that there are no conflicts of interest presented by this arrangement at the present time. See "Summary of Procedures to Monitor Conflicts of Interest" in this SAI.


Each Fund has entered into separate administration agreements with Advisers for the provision of various administrative, statistical, and other services. Pursuant to the administration agreements, each Fund is obligated to pay Advisers (as administrator) a monthly fee equal to an annual rate of 10/100 of 1% for the first $5 billion of such Fund's average daily net assets; 9/100 of 1% of net assets in excess of $5 billion up to $10 billion; and 8/100 of 1% of net assets in excess of $10 billion.

The Mortgage Portfolio and Securities Portfolio, in which the Adjustable U.S. Government Fund and the Adjustable Rate Securities Fund, respectively, invest all their assets, have separate management agreements with Advisers
(collectively referred to as the "Management Agreements"). There are no management agreements for the Adjustable U.S. Government Fund and the Adjustable Rate Securities Fund.


Pursuant to the Management Agreements, Advisers provides investment research and portfolio management services, including the selection of securities for the Portfolios to purchase, hold or sell and the selection of brokers through whom each Portfolio's securities transactions are executed. Advisers' activities are subject to the review and supervision of the Board of Trustees of the Portfolios and of the Trust to whom Advisers renders periodic reports of investment activities. Advisers, at its own expense, furnishes each Portfolio with office space and office furnishings, facilities and equipment required for managing the business affairs of each Portfolio; maintains all internal bookkeeping, clerical, secretarial and administrative personnel and services; and provides certain telephone and other mechanical services. Advisers is covered by fidelity insurance on its officers, directors and employees for the protection of the Portfolios and the Trust. Please see the Statement of Operations in the financial statements included in the Trusts's Annual Report to Shareholders dated October 31, 1995.

Advisers also provides management services to numerous other investment companies or funds pursuant to management agreements with each fund. Advisers may give advice and take action with respect to any of the other funds it manages, or for its own account, which may differ from action taken by Advisers on behalf of a Fund or Portfolio. Similarly, with respect to a Fund or Portfolio, Advisers is not obligated to recommend, purchase or sell, or to refrain from recommending, purchasing or selling any security that Advisers and access persons, as defined by the 1940 Act, may purchase or sell for its or their own account or for the accounts of any other fund. Furthermore, Advisers is not obligated to refrain from investing in securities held by a Fund or Portfolio or other funds which it manages or administers. Of course, any transactions for the accounts of Advisers and other access persons will be made in compliance with the Trust's Code of Ethics.


Each Fund and each Portfolio will pay all applicable expenses related to its operation not borne by Advisers, including, but not limited to: the administration fee (the management fee in the case of the Portfolios), the costs of custodian services, expenses of issue, repurchase or redemption of shares, brokerage fees, taxes, interest, the cost of reports and notices to shareholders, transfer expenses, the costs of dividend disbursing and shareholder recordkeeping services, auditing and legal fees, the fees of independent trustees and the salaries of any officers or employees who are not affiliated with Advisers, its pro rata portion of the premiums on any fidelity bond covering each Fund or Portfolio, the costs and expense of registering and maintaining the registration of each Fund and its shares under federal and applicable state laws, including the printing of Prospectuses sent to existing shareholders, and the expense of obtaining the price quotations for the current market value of each Fund's portfolio securities for use in calculating the daily net asset value per share.

Pursuant to the Management Agreements, the Securities Portfolio and the Mortgage Portfolio, in which the Adjustable Securities Fund and the Adjustable U.S. Government Fund, respectively, invest all their assets, are obligated to pay Advisers a monthly fee equal to an annual rate of 40/100 of 1% for the first $5 billion of its average daily net assets; plus 35/100 of 1% of its net assets in excess of $5 billion up to and including $10 billion; 33/100 of 1% of its net assets in excess of $10 billion up to and including $15 billion and 30/100 of 1% of its net assets in excess of $15 billion. The Management Agreements specify that the management fee will be reduced to the extent necessary to comply with the most stringent limits on the expenses which may be borne by a Fund as prescribed by any state in which the Fund's shares are offered for sale. The most stringent current limit requires Advisers to reduce or eliminate its fee to the extent that aggregate operating expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses such as litigation costs) would otherwise exceed in any fiscal year 2.5% of the first $30 million of average net assets of the Fund, 2% of the next $70 million of average net assets of the Fund and 1.5% of average net assets of the Fund in excess of $100 million. Expense reductions have not been necessary based on state requirements.

As noted in the Prospectus of each Fund, Advisers has determined for an indefinite period of time to limit or not to impose its fees with respect to each Fund in order to reduce the total expenses of the Funds, which may have the effect of increasing the yield to the shareholders of such Fund. For the Adjustable U.S. Government Fund, the Manager has determined to reduce its management fee from the Mortgage Portfolio and may also reduce the administration fee from that Fund to ensure that the total aggregate operating expenses of that Fund and the Mortgage Portfolio are not higher than what that Fund's total operating expenses would have been under the terms of the prior management agreement with the Fund. This arrangement to limit expenses may be terminated by Advisers at any time.


The following table sets forth below on a per Fund basis the administration fees before advance waiver by Advisers for the fiscal year ended January 31, 1993, for the nine-month period ended October 31, 1993, and for the fiscal years ended October 31, 1994 and 1995 and the administration fees paid by the Funds for the same periods.



                             Administration               Administration
Period                       Fees Before Waiver           Fees Paid

January 31, 1993
Adjustable U.S.
Government Fund              $3,473,010                    $2,811,776

Adjustable Rate
Securities Fund              $    7,126                    $        0

October 31, 1993

Adjustable U.S.
Government Fund              $1,798,293                    $1,798,293

Adjustable Rate
Securities Fund              $   20,135                    $        0

October 31, 1994

Adjustable U.S.
Government Fund              $1,077,633                    $1,077,633

Adjustable Rate
Securities Fund               $  37,387                    $        0

October 31, 1995

Adjustable U.S.              $  584,957                      $584,957
Government Fund

Adjustable Rate              $  139,260                      $ 60,732
Securities Fund



The Management Agreements for the Mortgage Portfolio and the Securities Portfolio are in effect until February 29, 1996. Thereafter, they may continue in effect for successive annual periods, providing such continuance is specifically approved at least annually by a vote of the Portfolios' Board of Trustees or by a vote of the holders of a majority of each Portfolio's outstanding voting securities, and in either event by a majority vote of the Portfolios' trustees who are not parties to the Management Agreements or interested persons of any such party (other than as trustees of the Portfolios), cast in person at a meeting called for that purpose. The Management Agreements may be terminated without penalty at any time by the Portfolios or by Advisers on 30 days' written notice and will automatically terminate in the event of their assignment, as defined in the 1940 Act.

The table below sets forth on a per Portfolio basis the management fees before advance waiver by Advisers, for the fiscal period ended January 31, 1992, the fiscal year ended January 31, 1993, the nine-month period ended October 31, 1993, and the fiscal year ended October 31, 1994 and the management fees paid by the Portfolios for the same periods. As a shareholder in its respective Portfolio, each Fund is attributed its proportionate share of the management fees.


Period                        Management                        Management
                              Fees Before Waiver                Fees Paid
January 31, 1993

Mortgage Portfolio            $18,538,661                       $13,194,882

Securities Portfolio          $    93,016                       $         0

October 31, 1993

Mortgage Portfolio            $ 9,965,963                       $ 6,534,699

Securities Portfolio          $  222,753                        $    20,602

October 31, 1994

Mortgage Portfolio            $ 4,787,133                       $         0

Securities Portfolio          $  372,319                        $   205,735

October 31, 1995

Mortgage Portfolio            $ 2,456,413                        $  968,077

Securities Portfolio          $   119,324                        $   55,384

Franklin/Templeton Investor Services, Inc. ("Investor Services" or "Shareholder Services Agent"), a wholly owned subsidiary of Resources, is the shareholder servicing agent for the Funds and acts as the Funds' transfer agent and dividend-paying agent.
Investor Services is compensated on the basis of a fixed fee per account.

Bank of America NT & SA, 555 California Street, 4th Floor, San Francisco, California 94104, acts as cash custodian of each Fund. Each Fund acts as a self custodian for the securities in its portfolio. Citibank Delaware, One Penn's Way, New Castle, Delaware 19720, acts as custodian in connection with transfer services through bank automated clearing houses. The custodians do not participate in decisions relating to the purchase and sale of portfolio securities.

Coopers & Lybrand L.L.P., 333 Market Street, San Francisco, California 94105, are the Trust's independent auditors. During the fiscal year ended October 31, 1995, their auditing services consisted of rendering an opinion on the financial statements of the Funds and the Portfolios included in the Trust's Annual Report to Shareholders dated October 31, 1995.

How Do the Portfolios Purchase Securities For Their Portfolios?


Under the current Management Agreements with Advisers, the selection of brokers and dealers to execute portfolio transactions in each Portfolio is made by Advisers in accordance with criteria set forth in the Management Agreements and any directions which the Board of Trustees of the Portfolios may give.


When placing a portfolio transaction, Advisers attempts to obtain the best net price and execution of the transaction. On portfolio transactions which are done on a securities exchange, the amount of commission paid by a Portfolio is negotiated between Advisers and the broker executing the transaction. Advisers seeks to obtain the lowest commission rate available from brokers which are felt to be capable of efficient execution of the transactions. The determination and evaluation of the reasonableness of the brokerage commissions paid in connection with portfolio transactions are based to a large degree on the professional opinions of the persons responsible for the placement and review of such transactions. These opinions are formed on the basis of, among other things, the experience of these individuals in the securities industry and information available to them concerning the level of commissions being paid by other institutional investors of comparable size. Advisers will ordinarily place orders for the purchase and sale of over-the-counter securities on a principal, rather than agency, basis with a principal market maker unless, in the opinion of Advisers, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price. The Trust and the Portfolios will seek to obtain prompt execution of orders at the most favorable net price.

The amount of commission is not the only relevant factor to be considered in the selection of a broker to execute a trade. If it is felt to be in the Portfolios' best interests, Advisers may place portfolio transactions with brokers who provide the types of services described below, even if it means the Portfolios will have to pay a higher commission than would be the case if no weight were given to the broker's furnishing of these services. This will be done only if, in the opinion of Advisers, the amount of any additional commission is reasonable in relation to the value of the services. Higher commissions will be paid only when the brokerage and research services received are bona fide and produce a direct benefit to the Portfolios to assist Advisers in carrying out its responsibilities to the Portfolios, or when it is otherwise in the best interest of the Portfolios to do so, whether or not such data may also be useful to Advisers in advising other clients.

When it is felt that several brokers are equally able to provide the best net price and execution, Advisers may decide to execute transactions through brokers who provide quotations and other services to the Portfolios, specifically including the quotations necessary to determine the value of a Portfolio's net assets, in such amount of total brokerage as may reasonably be required in light of such services, and through brokers who supply research, statistical and other data to the Portfolios and Advisers in such amount of total brokerage as may reasonably be required.

It is not possible to place a dollar value on the special executions or on the research services received by Advisers from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits Advisers to supplement its own research and analysis activities and to receive the views and information of individuals and research staff of other securities firms. As long as it is lawful and appropriate to do so, Advisers and its affiliates may use this research and data in their investment advisory capacities with other clients. Provided that the Trust's (and the Portfolios') officers are satisfied that the best execution is obtained, the sale of Trust shares may also be considered as a factor in the selection of securities dealers to execute the Portfolios' portfolio transactions.

Because Distributors is a member of the National Association of Securities Dealers, it is sometimes entitled to obtain certain fees when a Portfolio tenders securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of the Portfolios, any portfolio securities tendered by the Portfolios will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to Advisers under the Management Agreements will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection therewith.

If purchases or sales of securities of the Portfolios or one or more other investment companies or clients supervised by Advisers are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by Advisers, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. It is recognized that in some cases this procedure could possibly have a detrimental effect on the price or volume of the security so far as the Portfolios are concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Portfolios.

During the past three fiscal years ended October 31, 1995, the Funds paid no brokerage commissions.

As of October 31, 1995, the Funds did not own securities of its regular broker-dealers.

How Do I Buy and Sell Shares?

All checks, drafts, wires and other payment mediums used for purchasing or redeeming shares of the Funds must be denominated in U.S. dollars. Each Fund reserves the right, in its sole discretion, to either (a) reject any order for the purchase or sale of shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

In connection with exchanges, it should be noted that since the proceeds from the sale of shares of an investment company are generally not available until the fifth business day following the redemption, the funds into which you are seeking to exchange reserve the right to delay issuing shares pursuant to an exchange until said fifth business day. The redemption of shares of the Funds to complete an exchange will be effected at the close of business on the day the request for exchange is received in proper form at the net asset value then effective. Please see "What If My Investment Outlook Changes? - Exchange Privilege" in the Prospectuses.


Shares of the Adjustable Rate Securities Fund are eligible to receive dividends beginning on the first business day following settlement of the purchase transaction, through the date on which the Fund writes a check or sends a wire on a redemption transaction.

If, in connection with the purchase of Fund shares, you submit a check or a draft that is returned unpaid to the Fund, the Fund may impose a $10 charge against your account for each returned item.

Dividend checks returned to a Fund marked "unable to forward" by the postal service will be deemed to be a request to change your dividend option to reinvest all distributions and the proceeds will be reinvested in additional shares at the net asset value until new instructions are received.

Each Fund may deduct from your account the costs of its efforts to locate you if mail is returned as undeliverable or such Fund is otherwise unable to locate you or verify the current mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Under agreements with certain banks in Taiwan, Republic of China, each Fund's shares are available to such banks' discretionary trust funds at net asset value. The banks may charge service fees to their customers who participate in the discretionary trusts. Pursuant to agreements, a portion of such service fees may be paid to Distributors, or one of it's affiliates, to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.


Shares of each Fund may be offered to investors in Taiwan through securities firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, shares of each Fund will be offered with the following schedule of sales charges:

                                                 Sales
Size of Purchase - U.S. dollars                  Charge
-------------------------------                  ------

Up to $100,000                                    3%
$100,000 to $1,000,000                            2%
Over $1,000,000                                   1%


Purchases and Redemptions
through Securities Dealers

Orders for the purchase of shares of the Fund received in proper form prior to the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) any business day that the Exchange is open for trading and promptly transmitted to the Fund will be based upon the public offering price determined that day. Purchase orders received by securities dealers or other financial institutions after the scheduled close of the Exchange will be effected at the Fund's public offering price on the day it is next calculated. The use of the term "securities dealer" herein shall include other financial institutions which, either directly or through affiliates, have to an agreement with Distributors to handle customer orders and accounts with the Fund. Such reference, however, is for convenience only and does not indicate a legal conclusion of capacity.

Orders for the redemption of shares are effected at net asset value subject to the same conditions concerning time of receipt in proper form. It is the securities dealer's responsibility to transmit the order in a timely fashion and any loss to you resulting from the failure to do so must be settled between you and the securities dealer.

Other Payments to Securities Dealers

As discussed in the Prospectuses under "How Do I Buy Shares? - General," either Distributors or one of its affiliates may make payments, out of its own resources, to securities dealers who initiate and are responsible for purchases made at net asset value by certain trust companies and trust departments of banks,certain designated retirement plans (excluding IRA and IRA Rollovers), certain non-designated plans, and certain retirement plans of organizations with collective retirement plan assets of $10 million or more, as described below. Distributors may make these payments in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the securities dealer in the event shares are redeemed within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the securities dealer.

Either Distributors or one of its affiliates may pay the following amounts, out of its own resources, to securities dealers who initiate and are responsible for
(i) purchases made at net asset value by certain designated retirement plans (excluding IRA and IRA rollovers): 1% on sales of $1 million but less than $2 million, plus 0.80% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more; and (ii) for purchases of most taxable income Franklin Templeton Funds made at net asset value by certain non-designated retirement plans: 0.75% on sales of $1 million but less than $2 million, plus 0.60% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more. These payment breakpoints are reset every 12 months for purposes of additional purchases. With respect to purchases made at net asset value by certain trust companies and trust departments of banks and certain retirement plans of organizations with collective retirement plan assets of $10 million or more, either Distributors or one of its affiliates, out of its own resources, may pay up to 1% of the amount invested.

Letter of Intent

You may qualify for a reduced sales charge on the purchase of shares of each Fund, as described in the Prospectuses. At any time within 90 days after the first investment which you want to qualify for a reduced sales charge, you may file with the Fund a signed Shareholder Application, with the Letter of Intent (the "Letter") section completed. After the Letter is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter. Sales charge reductions based upon purchases in more than one of the Franklin Templeton Funds will be effective only after notification to Distributors that the investment qualifies for a discount. Your holdings in the Franklin Templeton Funds, including Class II shares, acquired more than 90 days before the Letter is filed, will be counted towards completion of the Letter but will not be entitled to a retroactive downward adjustment in the sales charge. Any redemptions you make, unless by a designated retirement plan, during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter have been completed. If the Letter is not completed within the 13-month period, there will be an upward adjustment of the sales charge, depending upon the amount actually purchased (less redemptions) during the period. The upward adjustment does not apply to designated retirement plans. If you execute a Letter prior to a change in the sales charge structure for the Fund, you will be entitled to complete the Letter at the lower of the new sales charge structure or the sales charge structure in effect at the time the Letter was filed.

As mentioned in the Prospectuses, five percent (5%) of the amount of the total intended purchase will be reserved in shares of the Fund registered in your name. This policy of reserving shares does not apply to a designated retirement plan. If the total purchases, less redemptions, equal the amount specified under the Letter, the reserved shares will be deposited to an account in your name or delivered to you or your order. If the total purchases, less redemptions, exceed the amount specified under the Letter of Intent and is an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made pursuant to the Letter (to reflect such further quantity discount) on purchases made within 90 days before and on those made after filing the Letter. The resulting difference in offering price will be applied to the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases. If the total purchases, less redemptions, are less than the amount specified under the Letter, you will remit to Distributors an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge that would have applied to the aggregate purchases if the total of such purchases had been made at a single time. Upon such remittance, the reserved shares held for your account will be deposited to an account in your name or delivered to you or your order. If within 20 days after written request such difference in sales charge is not paid, the redemption of an appropriate number of reserved shares to realize the difference will be made. In the event of a total redemption of the account prior to fulfillment of the Letter, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

If a Letter is executed on behalf of a designated retirement plan, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in the Franklin Templeton Funds under the Letter. These plans are not subject to the requirement to reserve 5% of the total intended purchase, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the Letter.



Redemptions in Kind

The Trust has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the trustees reserve the right to make payments in whole or in part in securities or other assets of the Fund from which the shareholder is redeeming, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In such circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets. Should a Fund do so, you may incur brokerage fees in converting the securities to cash. The Funds do not intend to redeem illiquid securities in kind. Should it happen, however, you may not be able to recover your investment in a timely manner and you may incur brokerage costs in selling the securities.


Redemptions by the Funds

Due to the relatively high cost of handling small investments, each Fund reserves the right to involuntarily redeem your shares at net asset value if your account has a value of less than one-half of your initial minimum investment, but only where the value of such account has been reduced by the prior voluntary redemption of shares. Until further notice, it is the present policy of each Fund not to exercise this right if your account has a value of $50 or more. In any event, before a Fund redeems your shares and sends you the proceeds, it will notify you that the value of the shares in your account is less than the minimum amount and allow you 30 days to make an additional investment in an amount which will increase the value of your account to at least $100.


Reinvestment Date

For the Adjustable U.S. Government Fund, shares acquired through the reinvestment of dividends will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as "ex-dividend date"). The processing date for the reinvestment of dividends may vary from month to month, and does not affect the amount or value of the shares acquired. For the Adjustable Rate Securities Fund the dividend reinvestment date is the same date as the payable date for cash dividends.

Reports to Shareholders

The Trust sends annual and semiannual reports regarding it's performance and portfolio holdings to shareholders. If you would like to receive an interim quarterly report, you may phone Fund Information at 1-800/DIAL BEN.

Special Services

The Franklin Templeton Institutional Services Department provides specialized services, including recordkeeping, for institutional investors of the Funds. The cost of these services is not borne by the Funds.

Investor Services may pay certain financial institutions that maintain omnibus accounts with a Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee which the Fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.

How Are Fund Shares Valued?

As noted in the Prospectuses, each Fund calculates net asset value as of the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. As of the date of this SAI, the Trust is informed that the Exchange observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the purpose of determining the aggregate net assets of each Fund, cash and receivables are valued at their realizable amounts.

Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by the Manager.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to the scheduled close of the Exchange. The value of these securities used in computing the net asset value of the Funds' shares is determined as of such times. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the secheduled close of the Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of these securities occur during such period, then the securities will be valued at their fair value as determined in good faith by the Board.


Additional Information Regarding Taxation

The following information is a supplement to and should be read in conjunction with the section in each Fund's Prospectus entitled "Taxation of the Fund and Its Shareholders."

As stated in each Fund's Prospectus, each Fund has elected and qualified to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The trustees reserve the right not to maintain the qualification of any Fund as a regulated investment company if they determine such course of action to be beneficial to the shareholders. In such case, the Fund will be subject to federal and possibly state corporate taxes on its taxable income and gains, and distributions to shareholders will be ordinary dividend income to the extent of the Fund's available earnings and profits.

The Code requires all funds to distribute at least 98% of their taxable ordinary income earned during the calendar year and at least 98% of their capital gain net income earned during the twelve-month period ending October 31 of each year (in addition to amounts from the prior year that were neither distributed nor taxed to the Fund) to shareholders by December 31 of each year in order to avoid the imposition of a federal excise tax. The Fund intends as a matter of policy to declare such dividends, if any, in December and to pay these dividends in December or January to avoid the imposition of this tax, but does not guarantee that its distributions will be sufficient to avoid any or all federal excise taxes. Under the Code, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Fund and received by the shareholder on December 31 of the calendar year in which they are declared.

Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. For most shareholders, gain or loss will be recognized in an amount equal to the difference between the shareholder's basis in the shares and the amount realized from the transaction, subject to the rules described below. If such shares are a capital asset in the hands of the shareholder, gain or loss will be capital gain or loss and will be long-term for federal income tax purposes if the shares have been held for more than one year.

All or a portion of a loss realized upon a redemption of shares will be disallowed to the extent other shares of the Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after such redemption. Any loss disallowed under these rules will be added to the tax basis of the shares purchased.

All or a portion of the sales charge incurred in purchasing shares of the Fund will not be included in the federal tax basis of such shares sold or exchanged within ninety (90) days of their purchase (for purposes of determining gain or loss with respect to such shares) if the sales proceeds are reinvested in the Fund or in another fund in the Franklin Templeton Group and a sales charge which would otherwise apply to the reinvestment is reduced or eliminated. Any portion of such sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment.

Shareholders who are not U.S. persons for purposes of federal income taxation should consult with their financial or tax advisors regarding the applicability of U.S. withholding taxes to distributions received by them from the Fund and the application of foreign tax laws to these distributions.

The Funds' Underwriter

Pursuant to underwriting agreements for each Fund in effect until February 29, 1996, Distributors acts as principal underwriter in a continuous public offering for shares of the Funds. The underwriting agreements will continue in effect for successive annual periods, provided that their continuance is specifically approved at least annually by the Trust's trustees or by a vote of a majority of each Fund's outstanding voting securities, and by a vote of a majority of those trustees who are not interested persons of the Trust (other than as trustees), Advisers or Distributors. The agreement terminates automatically in the event of its assignment, and may be terminated by either party on 90 days' written notice.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.


Distributors allows the entire underwriting commission on the sale of shares of each Fund to the securities dealer of record, if any, on an account.

In connection with the offering of the shares of the Funds, aggregate underwriting commissions for the fiscal periods ended January 31, 1993, October 31, 1993, October 31, 1994 and October 31, 1995, were as indicated below.


                                         Amount                    Amount
Period                                   Received                  Retained
January 31, 1993

Adjustable U.S. Government Fund          $7,527,107                $759,529

Adjustable Rate Securities Fund+         $ 152,205                 $ 16,292

October 31, 1993

Adjustable U.S. Government Fund          $945,767                  $126,824

Adjustable Rate Securities Fund          $106,062                  $ 14,282

October 31, 1994

Adjustable U.S. Government Fund          $306,789                  $38,831

Adjustable Rate Securities Fund          $ 78,020                  $10,090

October 31, 1995

Adjustable U.S. Government Fund          $121,256                  $12,155

Adjustable Rate Securities Fund          $ 12,586                  $ 1,366

Effective February 1, 1995, Distributors may be entitled to retain net underwriting discounts and commissions in connection with redemptions or repurchases of shares. Distributors retained $500 from the Adjustable U.S. Government Fund and none were retained from the Adjustable Rate Securities Fund for the period ending on October 30, 1995. Distributors may be entitled to reimbursement under the distribution plans of the Funds as discussed below. Except as noted, Distributors received no other compensation from the Funds for acting as underwriter.

Distribution Plans


The Adjustable U.S. Government Fund and the Adjustable Rate Securities Fund have each adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan(s)"), whereby each Fund may pay up to a maximum of 0.25% per annum (1/4 of 1%) of its average daily net assets for expenses incurred in the promotion and distribution of its shares.


Pursuant to the Plans, Distributors or others will be entitled to be reimbursed each quarter (up to the maximum as stated above) for actual expenses incurred in the distribution and promotion of each Fund's shares, including, but not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparing and distributing of sales literature and related expenses, advertisements, and other distribution-related expenses, including a prorated portion of Distributors' overhead expenses attributable to the distribution of Fund shares, as well as any distribution or service fees paid to securities dealers or their firms or others who have executed a servicing agreement with the Trust on behalf of a Fund, Distributors or its affiliates.


In addition to the payments to which Distributors or others are entitled under the Plan, the Plan also provides that to the extent the Fund, Advisers or Distributors or other parties on behalf of the Fund, Advisers or Distributors, make payments that are deemed to be payments for the financing of any activity primarily intended to result in the sale of shares of the Fund within the context of Rule 12b- 1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the Plan.

In no event shall the aggregate asset-based sales charges which include payments made under the Plan, plus any other payments deemed to be made pursuant to the Plan, exceed the amount permitted to be paid pursuant to the Rules of Fair Practice of the National Association of Securities Dealers, Inc., Article III,
Section 26(d)4.


The terms and provisions of the Plans relating to required reports, term, and approval are consistent with Rule 12b-1. The Plan does not permit unreimbursed expenses incurred in a particular year to be carried over to or reimbursed in subsequent years.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the Plans as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. Such banking institutions, however, are permitted to receive fees under the Plans for administrative servicing or for agency transactions. If you are a customer of a bank that is prohibited from providing such services, you would be permitted to remain shareholders of that Fund and alternate means for continuing the servicing would be sought. In such an event, changes in the services provided might occur and you might no longer be able to avail yourself of any automatic investment or other services then being provided by the bank. It is not expected that you would suffer any adverse financial consequences as a result of any of these changes.

The Plans have been approved in accordance with the provisions of Rule 12b-1. The Plans are effective through February 29, 1996 and are renewable annually by a vote of the Board, including a majority vote of the trustees who are non-interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such trustees be done by the noninterested trustees. The Plans and any related agreement may be terminated at any time, without any penalty, by vote of a majority of the noninterested trustees on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the Administration Agreements between the Funds and Advisers, the Management Agreements between the Portfolios and Advisers or the Distribution Agreement between the Funds and Distributors or by vote of a majority of a Fund's outstanding shares. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.


The Plans and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of each Fund's outstanding shares, and all such material amendments to the Plans or any related agreements shall be approved by a vote of the noninterested trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

 Distributors is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the Plans and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the Plans should be continued.

For the fiscal year ended October 31, 1995, the Adjustable U.S. Government Fund and the Adjustable Rate Securities Fund incurred fees of $1,380,307 and $41,946, respectively, in distribution expenses under their respective Plan, all of which were paid as service fees to broker-dealers.


General Information

As noted in the  Prospectuses,  each  Fund may from time to time  quote  various
performance   figures  to  illustrate  that  Fund's  past  performance  and  may occasionally cite statistics to reflect its volatility or risk.

Performance quotations by investment companies are subject to rules adopted by the SEC. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by a Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by each Fund to compute or express performance follows.


Total Return

The average annual total return is determined by finding the average annual compounded rates of return over one-, five- and ten-year periods, or fractional portion thereof, that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase order, and income dividends and capital gains are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each one-, five- and ten-year period and the deduction of all applicable charges and fees. If a change is made on the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge currently in effect.

In considering the quotations of total return by the Funds, you should remember that the maximum front-end sales charge reflected in each quotation is a one-time fee (charged on all direct purchases), which will have its greatest impact during the early stages of your investment in a Fund. This will affect actual performance less the longer you retain your investment in a Fund. The average annual compounded rates of return for the Adjustable U.S. Government Fund and the Adjustable Rate Securities Fund for the indicated periods ended on October 31, 1995, were as follows:

                                                 One-                   Five-
                                                 Year                   Year                            Inception
Adjustable U.S.
Government Fund*                                 5.06%                  0%                              4.25%

Adjustable Rate
Securities Fund*                                 5.17%                  3.77%                           5.45%

*Adjustable U.S. Government Fund and Adjustable Rate Securities Fund commenced operations on October 20, 1987, and December 26, 1991, respectively.

These figures were calculated according to the SEC formula:

                                                                   n
                                                             P(1+T) = ERV

where:

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods at the end of the one-, five- or ten-year periods (or fractional portion thereof)

As discussed in each Prospectus, each Fund may quote total rates of return in addition to its average annual total return. These quotations are computed in the same manner as each Fund's average annual compounded rate, except that they will be based on each Fund's actual return for a specified period rather than to their average return over one-, five- or ten-year periods, or fractional portion thereof. The Funds' total rates of return for the periods ended on October 31, 1995 were as follows:

                                                 One-                  Five-
                                                 Year                  Year                            Inception
Adjustable U.S.
Government Fund*                                 5.17%                  20.30%                          53.17%

Adjustable Rate
Securities Fund*                                 5.06%                     0%                              17.40%

*Adjustable U.S. Government Fund and Adjustable Rate Securities Fund commenced operations on October 20, 1987, and December 26, 1991, respectively.

Current Yield

Current yield reflects the income per share earned by each Fund's portfolio investments and is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. The yield for each Fund for the 30-day period ended on October 31, 1995, was as follows:

                                                             30-Day
                                                             Yield
Adjustable U.S. Government Fund                              5.62%
Adjustable Rate Securities Fund                              5.68%


These figures were obtained using the following SEC formula:

                                                                               6
                                                     Yield = 2 [( a-b + 1 ) - 1]
                                                                  ----
                                                                   cd
where:

a = dividends and interest earned during the period

b = expenses accrued for the period (net of reimbursements)

c = the average daily number of shares outstanding during the period that were entitled to receive dividends

d = the maximum offering price per share on the last day of the period

Current Distribution Rate

Yield which is calculated according to a formula prescribed by the SEC is not indicative of the amounts which were or will be paid to the Funds' shareholders. Amounts paid to shareholders are reflected in the quoted "current distribution rate." The current distribution rate is computed by dividing the total amount of dividends per share paid by a Fund during the past 12 months by a current maximum offering price. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid over the period such policies were in effect, rather than using the dividends during the past 12 months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gains and is calculated over a different period of time. The current distribution rate for the Funds for the period ended on October 31, 1995, was as follows:

Adjustable U.S. Government Fund            6.03%
Adjustable Rate Securities Fund            5.66%


Volatility

Occasionally statistics may be used to specify Fund volatility or risk. Measures of volatility or risk are generally used to compare Fund net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.


Other Performance Quotations

For investors who are permitted to purchase shares of a Fund at net asset value, sales literature pertaining to a Fund may quote a current distribution rate, yield, total return, average annual total return and other measures of performance as described elsewhere in this SAI with the substitution of net asset value for the public offering price.

Sales literature referring to the use of each Fund as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

Regardless of the method used, past performance is not necessarily indicative of future results, but is an indication of the return to shareholders only for the limited historical period used.

The Funds may include in their advertising or sales material information relating to investment objectives and performance results of funds belonging to the Templeton Group of Funds. Resources is the parent company of the advisors and underwriter of both the Franklin Group of Funds and Templeton Group of Funds.

Comparisons and Advertisements

To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements and other materials regarding each Fund may discuss various measures of a Fund's performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. Such comparisons may include, but are not limited to, the following examples:

a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks.
Comparisons of performance assume reinvestment of dividends.


b) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

c) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

d) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

e) Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for equity and fixed-income funds.

f) Financial  publications:  The Wall Street Journal and Business Week, Changing
Times,   Financial  World,  Forbes,   Fortune  and  Money  magazines  -  provide
performance statistics over specified time periods.

g) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

h) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates - historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, notes and bonds, and inflation.

i) Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

j) Salomon Brothers Broad Bond Index or its component indices - the Broad Index measures yield, price, and total return for Treasury, Agency, Corporate, and Mortgage bonds.

k) Salomon Brothers Composite Index or its component indices - the High Yield Index measures yields, price and total return for Long-Term High-Yield Index, Intermediate-Term High-Yield Index and Long-Term Utility High-Yield Index.

l) Lehman Brothers Aggregate Bond Index or its component indices - the Aggregate Bond Index measures yield, price and total return for Treasury, Agency, Corporate, Mortgage, and Yankee bonds.

m) Standard & Poor's Bond Indices - measure yield and price of Corporate, Municipal, and Government Bonds.

n) Other taxable investments, including certificates of deposit accounts (MMDAs), checking accounts, savings accounts, money market mutual funds, and repurchase accounts.

o) Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Lehman Brothers and Bloomberg L.P.

p) Internal Business communications Money Fund Report - industry averages for seven-day annualized and compounded yields of taxable, tax-free and government money funds.

q) Merrill Lynch Corporate Master Index - reflects Investment Grade (BB/Baa or better) corporate debt. It represents a cross-section of industries with maturities ranging from 1 to 15 years.

From time to time, advertisements or information for a Fund may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or information may include symbols, headlines, or other material which highlight or summarize the information discussed in more detail in the communication.


Advertisements or information may also compare a Fund's performance to the return on certificates of deposit or other investments. You should be aware, however, that an investment in a Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a certificate of deposit issued by a bank. For example, as the general level of interest rates rise, the value of a Fund's fixed-income investments, as well as the value of its shares which are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the Fund's shares can be expected to increase. Certificates of deposit are frequently insured by an agency of the U.S. government. An investment in each Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Funds' portfolios, that the indices and averages are generally unmanaged, and that the items included in the calculations of the averages may not be identical to the formula used by each Fund to calculate their figures. In addition there can be no assurance that each Fund will continue its performance as compared to such other averages.


From time to time, the Adjustable U.S. Government Fund may advertise offers for the general public to attend free seminars where a guest speaker will discuss the benefits of investing in Franklin's professionally managed portfolio of U.S. government securities. In addition, advertisements or information for the Adjustable U.S. Government Fund may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or information may include symbols, headlines, or other material which highlight or summarize the information discussed in more detail in the communication. Among the benefits to be derived from an investment in the Fund is its relatively low fluctuation in principal value. Compared to thirty-year U.S. Treasury bonds and ten-year U.S. Treasury notes, shares of the Adjustable U.S. Government Fund fluctuated less in principal value over the last two years. During the same time period, this Fund's current yield was higher than the yield on money market funds, certificates of deposit or thirty-year Treasury bonds. Of course, U.S. Treasury bonds and notes are backed by the full faith and credit of the U.S. government and are not subject to principal or interest fluctuation if held to maturity. Certificates of deposit are frequently insured by an agency of the U.S. government, and money market funds generally maintain an absolutely stable net asset value of $1.00 per share. An investment in the Adjustable U.S. Government Fund lacks these characteristics.

In addition, in promoting the sale of Fund shares, advertisements or information for each of the Funds may also include quotes from Benjamin Franklin, especially Poor Richard's Almanac.

Shareholders should note that the investment results of the Funds will fluctuate over time, and any presentation of a Fund's current yield or total return for any period should not be considered as a representation of what an investment may earn or what a shareholder's yield or total return may be in any future period. Shareholders should also note that, although the Funds believe that there are substantial benefits to be realized by investing in their shares, such investments also involve certain risks. (See the discussion of investment objectives and policies in each Fund's Prospectus.)

Other Features and Benefits

Each Fund may help you achieve various investment goals, such as accumulating money for retirement, saving for a down payment on a home, college costs and/or other long-term goals. The Franklin College Costs Planner may assist an investor in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads an investor through the steps to start a retirement savings program. Of course, an investment in either Fund cannot guarantee that such goals will be met.

The Funds are members of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the United States and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 47 years and now services more than 2.5 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton Worldwide, Inc., a pioneer in international investing. Together, the Franklin Templeton Group has over $130 billion in assets under management for more than 3.9 million shareholder and other accounts. The Franklin Group of Funds and the Templeton Group of Funds offers to the public 115 U.S.-based mutual funds. A Fund may identify itself by its NASDAQ symbol or CUSIP number.

The Dalbar Surveys, Inc. broker-dealer survey has ranked Franklin number one in service quality for five of the past seven years.

As of December 7, 1995, the principal shareholders of the Adjustable Rate Securities Fund, beneficial or of record, their addresses and the amount of their share ownership were as follows:

                                     Shares                         Percentage
Adjustable Rate
Securities Fund

Nations Bank of NC NA                182,403                          10.53%
TTEE FBO National
Welders Supply 401K
P.O. Box 831575
Dallas, TX 75283-1575

The Steamfitters                      85,149                          10.69%
Vacation Plan
5 Penn Plaza 19th Floor
New York, NY 10001-1810

From time to time, the number of shares of each Fund held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

Employees of Resources or its subsidiaries who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed within 24 hours after clearance; (ii)copies of all brokerage confirmations must be sent to the compliance officer and within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the compliance officer; and (iii) access persons involved in preparing and making investment decisions must, in addition to (i) and (ii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.


Miscellaneous

As a shareholder of a Massachusetts business trust, you could, under certain circumstances, be held personally liable as a partner for its obligations. The Trust's Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of Trust assets if you are held personally liable for obligations of the Trust. The Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against you for any act or obligation of the Trust and satisfy any judgment thereon. All such rights are limited to the assets of the Funds of which a shareholder holds shares. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Trust as an investment company, as distinguished from an operating company, would not likely give rise to liabilities in excess of the Trust's total assets. Thus, the risk of you incurring financial loss on account of shareholder liability is limited to the unlikely circumstances in which both inadequate insurance exists and the Trust itself is unable to meet its obligations.


Ownership and Authority Disputes

In the event of disputes involving multiple claims of ownership or authority to control your account, a Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Funds to have a potential property interest in the account, prior to executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the Internal Revenue Service in response to a Notice of Levy.


Additional Information for
Institutional Investors

As the investments permitted to the Adjustable U.S. Government Fund through its investments in shares of the Mortgage Portfolio are primarily in adjustable rate mortgage securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, the shares of the Adjustable U.S. Government Fund may be eligible for investment by federally chartered credit unions, federally chartered savings and loan associations, and national banks. The Adjustable U.S. Government Fund may be a permissible investment for certain state chartered institutions as well, including state and local government authorities and agencies. Because the investments of the Adjustable Rate Securities Fund through its investments in shares of the Securities Portfolio are primarily in adjustable rate securities, including adjustable rate mortgage securities collateralized by or representing an interest in mortgages created from pools of adjustable rate mortgages, which are issued or guaranteed by the U.S. government, its agencies or instrumentalities, or such securities that have been issued by private issuers, the shares of the Adjustable Rate Securities Fund may or may not be eligible for investment by such institutions. Any financial institution considering an investment in the Adjustable U.S. Government Fund and the Adjustable Rate Securities Fund should refer to the applicable laws and regulations governing their operations in order to determine if these Funds are a permissible investment.

Summary of  Procedures  to Monitor  Conflicts of
Interest

The Boards of Trustees of the Adjustable Rate Securities Portfolios, on behalf of its series ("master fund[s]"), and of the Trust, on behalf of certain of its series which participate in a master/feeder fund structure ("feeder fund[s]"), (both of which, except in the case of three trustees, are composed of the same individuals) recognize that there is the potential for certain conflicts of interest to arise between the master fund and the feeder funds in this format. Such potential conflicts of interest could include, among others: the creation of additional feeder funds with different fee structures; the creation of additional feeder funds which could have controlling voting interests in any pass-through voting which could affect investment and other policies; a proposal to increase fees at the master fund level; and any consideration of changes in fundamental policies at the master fund level which may or may not be acceptable to a particular feeder fund.

In recognition of the potential for conflicts of interest to develop, the Boards of Trustees have adopted certain procedures, pursuant to which i) the independent members of each Board of Trustees will review the master/feeder fund structure at least annually, as well as on an ongoing basis, and report to their respective full Board of Trustees after each annual review; ii) if the independent trustees determine that a situation or proposal presents a potential conflict, they will request a written analysis from the master fund management describing whether such apparent potential conflict of interest will impede the operation of any of the constituent feeder funds and the interests of the feeder fund's shareholders; and iii) upon receipt of the analysis, such trustees shall review the analysis and present their conclusion to the full Board of Trustees.

If no actual conflict is deemed to exist, the independent trustees will recommend that no further action be taken. If the analysis is inconclusive, they may submit the matter to and be guided by the opinion of an independent legal counsel issued in a written opinion. If a conflict is deemed to exist, they may recommend one or more of the following courses of action: i) suggest a course of action designed to eliminate the potential conflict of interest; ii) if appropriate, request that the full Board of Trustees submit the potential conflict to shareholders for resolution; iii) recommend to the full Board of Trustees that the affected feeder fund no longer invest in its designated master fund and propose either a search for a new master fund in which to invest the feeder fund's assets or the hiring of an investment manager to manage the feeder fund's assets in accordance with its objectives and policies; iv) recommend to the full Board of Trustees that a new group of trustees be recommended to the shareholders of the Trust for approval; or v) recommend such other action as may be considered appropriate.

Financial Statements

The financial statements contained in the Annual Report to Shareholders of the Trust dated October 31, 1995 and Adjustable Rate Securities Portfolios dated October 31, 1995, including the auditors' report, are incorporated herein by reference.

Appendix

Description of Corporate Bond Ratings:

Moody's

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger.

A - Bonds rated A possess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

S&P

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and in the majority of instances, differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.



FRANKLIN
GLOBAL GOVERNMENT
INCOME FUND

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF
ADDITIONAL INFORMATION
777 MARINERS ISLAND BLVD., P.O. BOX 7777
SAN MATEO, CA 94403-7777  1-800/DIAL BEN


MARCH 1, 1996



Franklin Investors Securities Trust (the "Trust") is an open-end management investment company consisting of both diversified and non-diversified series, each of which is a separate entity with its own investment objective and policies. This Statement of Additional Information relates only to the Franklin Global Government Income Fund (the "Fund") formerly known as Franklin Global Opportunity Income Fund, a non-diversified series.


The Fund seeks a high level of current income, consistent with preservation of capital; capital appreciation is a secondary consideration. The Fund seeks to achieve this objective through investing primarily in debt securities issued by domestic and foreign governments. There can, of course, be no guarantee that the Fund's objective will be achieved.


A Prospectus for the Fund, dated March 1, 1996, as may be amended from time to time, provides the basic information an investor should know before investing in the Fund and may be obtained without charge from the Fund or from its principal underwriter, Franklin/Templeton Distributors, Inc. ("Distributors") at the address or telephone number shown above.

As explained in the Prospectus, this Fund offers two classes of shares to its investors: Franklin Global Government Income Fund - Class I ("Class I") and Franklin Global Government Income Fund - Class II ("Class II"). The Fund's dual class structure ("multiclass") allows investors to consider, among other features, the impact of sales charges and distribution fees ("Rule 12b-1 fees") on their investments in the Fund.

THIS STATEMENT OF ADDITIONAL INFORMATION (THE "SAI") IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE PROSPECTUS. THIS SAI IS INTENDED TO PROVIDE INVESTORS WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE FUND, AND SHOULD BE READ IN CONJUNCTION WITH THE FUND'S PROSPECTUS.

CONTENTS                                  PAGE

How Does the Fund Invest Its Assets?

Investment Restrictions

Officers and Trustees

Investment Advisory and Other Services


How Does the Fund Purchase Securities For Its Portfolio?


How Do I Buy and Sell Shares?

How Are Fund Shares Valued?

Additional Information Regarding Taxation

The Fund's Underwriter

General Information

Financial Statements


HOW DOES THE FUND INVEST ITS ASSETS?



The Fund may invest in securities that cannot be offered to the public for sale without first being registered under the Securities Act of 1933 ("restricted securities"), or in other securities which, in the opinion of the Board of Trustees, may be otherwise illiquid. It is the policy of the Fund, however, that illiquid securities may not constitute, at the time of purchase or at any time, more than 10% of the value of the total net assets of the Fund in which they are held. Generally, an "illiquid" security is any security that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the Fund has valued the security. Notwithstanding this limitation, the Fund's Board of Trustees has authorized the Fund to invest in restricted securities where such investment is consistent with the Fund's investment objective and has authorized such securities to be considered to be liquid to the extent the Manager determines that there is a liquid institutional or other market for such securities. For example, restricted securities which may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, and for which a liquid institutional market has developed, will be considered liquid even though such securities have not been registered pursuant to the Securities Act of 1933. The Board of Trustees will review any determination by the Manager to treat a restricted security as a liquid security on an ongoing basis, including the Manager's assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security is properly considered a liquid security, the Manager and the Board of Trustees will take into account the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). To the extent the Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the Fund may be increased if qualified institutional buyers become uninterested in purchasing these securities or the market for these securities contracts.

U.S. Government Securities. As indicated in the Prospectus, the Fund may invest in U.S. government securities, which include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies or instrumentalities. U.S. government securities do not generally involve the credit risks associated with other types of interest bearing securities, and, as a result, the yields available from such securities are generally lower than the yields available from other types of interest bearing securities. Like all interest bearing securities, however, the market values of U.S. government securities change as interest rates fluctuate.

DESCRIPTION OF SECURITIES
AND INVESTMENT PRACTICES

OBLIGATIONS OF DEVELOPING COUNTRIES: Among the foreign securities in which the Fund may invest will be the fixed-income obligations of governments, government agencies and corporations of developing countries. As of the date of this Statement of Additional Information, such opportunities are limited as many developing countries are rescheduling their existing loans and obligations. However, as restructuring is completed and economic conditions improve, these obligations may become available at discounts and offer the Fund the potential for current U.S. dollar income. Such instruments are not traded on any exchange. However, the Manager believes there may be a market for such securities either in multinational companies wishing to purchase such assets at a discount for further investment, or from the issuing governments which may decide to redeem their obligations at a discount.

INTEREST RATE SWAPS: The Fund may also participate in interest rate swaps. An interest rate swap is the transfer between two counterparties of interest rate obligations, one of which has an interest rate fixed to maturity while the other has an interest rate that changes in accordance with changes in a designated benchmark (i.e., London Interbank Offered Rate (LIBOR), prime, commercial paper, or other benchmarks). The obligations to make repayment of principal on the underlying securities are not exchanged. Such transactions generally require the participation of an intermediary, frequently a bank. The entity holding the fixed rate obligation will transfer the obligation to the intermediary, and such entity will then be obligated to pay to the intermediary a floating rate of interest, generally including a fractional percentage as a commission for the intermediary. The intermediary also makes arrangements with a second entity which has a floating-rate obligation that substantially mirrors the obligation desired by the first party. In return for assuming a fixed obligation, the second entity will pay the intermediary all sums that the intermediary pays on behalf of the first entity, plus an arrangement fee and other agreed upon fees.

Interest rate swaps are generally entered into to permit the party seeking a floating rate obligation the opportunity to acquire such obligation at a lower rate than is directly available in the credit market, while permitting the party desiring a fixed rate obligation the opportunity to acquire such a fixed rate obligation, also frequently at a price lower than is available in the capital markets. The success of such a transaction depends in large part on the availability of fixed rate obligations at a low enough coupon rate to cover the cost involved.

OTHER FIXED-INCOME SECURITIES: As stated in the Prospectus, the Fund may purchase fixed-income securities of both domestic and foreign issuers including, among others, preference stock and all types of long-term or short-term debt obligations, such as equipment trust certificates, equipment lease certificates, and conditional sales contracts. Equipment related instruments are used to finance the acquisition of new equipment. The instrument gives the bond-holder the first right to the equipment in the event that interest and principal are not paid when due. Title to the equipment is held in the name of the trustee, usually a bank, until the instrument is paid off. Such equipment related instruments usually mature over a period of 10 to 15 years. In practical effect equipment trust certificates, equipment lease certificates and conditional sale contracts are substantially identical; they differ mainly in legal structure. These fixed-income securities may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer; participation based on revenues, sales or profits; or the purchase of common stock in a unit transaction (where an issuer's debt securities and common stock are offered as a unit).

OPTIONS ON U.S. AND FOREIGN SECURITIES: In an effort to increase current income and to reduce the fluctuations in net asset value, the Fund intends to write covered put and call options and purchase put and call options on U.S. and foreign securities that are traded on U.S. and foreign securities exchanges and over-the-counter.

As described in the Prospectus, the Fund may enter into closing transactions to terminate an options position. The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option written by the Fund will generally be inversely related to the market price of the underlying security, any loss resulting from the closing out of a call option is likely to be offset in whole or in part by appreciation in the value of the underlying security owned by the Fund.

The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upward or downward by the difference between the Fund's purchase price for the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be mitigated by the premium received.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or wait for the option to be exercised and take delivery of the security at the exercise price. The Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money, and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

In addition to the matters discussed in the Prospectus, investors should be aware that when trading options on foreign exchanges or in the over-the-counter market many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the Fund as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements associated with such option writing.

Options on securities traded on national securities exchanges are within the jurisdiction of the Securities and Exchange Commission ("SEC"), as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

In regard to the Fund's option trading activities, it intends to comply with the California Corporate Securities Rules as they pertain to prohibited investments.

The Fund's option trading activities may result in the loss of principal under certain market conditions. For a more detailed discussion of the use, risks and costs of securities options trading, see the Prospectus.


FUTURES CONTRACTS: The Fund may enter into contracts for the purchase or sale for future delivery of debt securities or currency ("Futures Contracts"). A "sale" of a Futures Contract means the acquisition and assumption of a contractual obligation to deliver the securities or currency called for by the contract at a specified price on a specified date. A "purchase" of a Futures Contract means the acquisition of a contractual right and obligation to acquire the securities or currency called for by the contract at a specified price on a specified date. U.S. Futures Contracts have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Existing contract markets for Futures Contracts on debt securities include the Chicago Board of Trade, the New York Cotton Exchange, the MidAmerica Commodity Exchange (the "MCE") and the International Money Market of the Chicago Mercantile Exchange (the "IMM"). Futures Contracts trade on these exchanges, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Fund will enter into Futures Contracts which are based on foreign currencies or on debt securities that are backed by the full faith and credit of the U.S. government, such as long-term U.S. Treasury bonds, Treasury notes, Government National Mortgage Association modified pass-through mortgage-backed securities, and three-month U.S. Treasury bills. The Fund may also enter into Futures Contracts which are based on corporate securities and non-U.S. government debt securities when such securities become available.


At the time of delivery of securities on the settlement date of a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a Futures Contract may not have been issued when the contract was written.

Although Futures Contracts by their terms call for the actual delivery or acquisition of securities or currency, in most cases the contractual obligation is terminated before the settlement date of the contract without having to make or take delivery of the securities or currency. The termination of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical offsetting Futures Contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying security or currency. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells Futures Contracts.


To the extent the Fund enters into a futures contract, it will deposit in a segregated account with its custodian cash or U.S. Treasury obligations equal to a specified percentage of the value of the futures contract (the "initial margin"), as required by the relevant contract market and futures commission merchant. The futures contract will be marked-to-market daily. Should the value of the futures contract decline relative to the Fund's position, the Fund will be required to pay to the futures commission merchant an amount equal to such change in value. The Fund may also cover its futures position by holding a call option on the same Futures Contract permitting the Fund to purchase the instrument or currency at a price no higher than the price established in the Futures Contract which it sold.


The purpose of the purchase or sale of a Futures Contract by the Fund is to attempt to protect the Fund from fluctuations in interest or currency exchange rates without actually buying or selling long-term, fixed-income securities or currency. For example, if the Fund owns long-term bonds, and interest rates were expected to increase, the Fund might enter into Futures Contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the long-term bonds owned by the Fund. If interest rates did increase, the value of the debt securities owned by the Fund would decline, but the value of the Futures Contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is often more liquid than the cash (securities) market, the use of Futures Contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its portfolio securities. Similarly, if the Fund expects that a foreign currency in which its securities are denominated will decline in value against the U.S. dollar, the Fund may sell Futures Contracts on that currency. If the foreign currency does decline in value, the decrease in value of the security denominated in that currency will be offset by an increase in the value of the Fund's futures position.

Alternatively, when it is expected that interest rates may decline, Futures Contracts may be purchased in an attempt to hedge against the anticipated purchase of long-term bonds at higher prices. Since the fluctuations in the value of Futures Contracts should be similar to that of long-term bonds, the Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the Futures Contracts could be liquidated and the Fund could then buy long-term bonds on the cash (securities) market. Similarly, if the Fund intends to acquire a security or other asset denominated in a currency that is expected to appreciate against the U.S. dollar, the Fund may purchase Futures Contracts on that currency. If the value of the foreign currency does appreciate, the increase in the value of the futures position will offset the increased U.S. dollar cost of acquiring the asset denominated in that currency. To the extent the Fund enters into Futures Contracts for this purpose, the assets in the segregated asset account maintained to cover the Fund's purchase obligations with respect to such Futures Contracts will consist of cash, cash equivalents or high quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such Futures Contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such Futures Contracts.

The ordinary spreads between prices in the cash (securities) or foreign currency and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures markets are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close Futures Contracts through offsetting transactions which could distort the normal relationship between the cash (securities) or foreign currency and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus causing distortions. Due to the possibility of such distortion, a correct forecast of general interest rate trends by the Manager may still not result in a successful hedging transaction.

In addition, Futures Contracts entail certain risks. Although the Fund believes that the use of such contracts will benefit the Fund, if the Manager's investment judgment about the general direction of interest or currency exchange rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which it has hedged because it will have offsetting losses in its futures positions. Similarly, if the Fund sells a foreign currency Futures Contract and the U.S. dollar value of the currency unexpectedly increases, the Fund will lose the beneficial effect of such increase on the value of the security denominated in that currency. In addition, in such situations, if the Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but not necessarily, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

OPTIONS ON FUTURES CONTRACTS: The Fund intends to purchase and write options on Futures Contracts for hedging purposes only. The purchase of a call option on a Futures Contract is similar in some respects to the purchase of a call option on an individual security or currency. Depending on the pricing of the option compared to either the price of the Futures Contract upon which it is based or the price of the underlying debt securities or currency, it may or may not be less risky than direct ownership of the Futures Contract of the underlying debt securities or currency. As with the purchase of Futures Contracts, when the Fund is not fully invested it may purchase a call option on a Futures Contract to hedge against a market advance due to declining interest rates or appreciation in the value of a foreign currency against the U.S. dollar.

If the Fund writes a call option on a Futures Contract and the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which may provide a partial hedge against any decline that may have occurred in the value of the Fund's portfolio holdings. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which may provide a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of its portfolio securities.

The amount of risk the Fund assumes when it purchases an option on a Futures Contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying Futures Contract will not be fully reflected in the value of the option purchased. The Fund will purchase a put option on a Futures Contract only to hedge the Fund's portfolio against the risk of rising interest rates or the decline in the value of securities denominated in a foreign currency.

The Fund's ability to engage in the options and futures strategies described above will depend on the availability of liquid markets in such instruments. Markets in options and futures are relatively new and still developing, and it is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Fund's ability to engage in options and futures transactions may be limited by tax considerations.

Options on Foreign Currencies: The Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which Futures Contracts on foreign currencies, or Forward Contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options on such currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in currency exchange rates. As with other types of options, however, the benefit the Fund derives from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require the Fund to forego a portion or all of the benefits of advantageous changes in such rates.

The Fund may also write options on foreign currencies for hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency-denominated securities due to adverse fluctuations in currency exchange rates the Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency. If currency exchange rates increase as projected, the put option will expire unexercised and the premium received will offset such increased cost. As with other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium received, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium received. As a result of writing options on foreign currencies, the Fund may also be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable changes in currency exchange rates.

All call options written on foreign currencies will be covered. A call option on foreign currencies written by the Fund is "covered" if the Fund owns (or has an absolute right to acquire) the underlying foreign currency covered by the call. A call option is also covered if the Fund has a call on the same foreign currency in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and U.S. government securities in a segregated account with its custodian.

ADDITIONAL RISKS OF FORWARD CONTRACTS, OPTIONS ON FOREIGN CURRENCIES AND OPTIONS ON FUTURES CONTRACTS: Forward Contracts are not traded on contract markets regulated by the CFTC or by the SEC. The ability of the Fund to use such instruments could be restricted to the extent that Congress authorized the CFTC or the SEC to regulate such transactions. Forward Contracts are traded through financial institutions acting as market-makers.

The purchase and sale of exchange-traded foreign currency options is subject to the risks of the availability of a liquid secondary market, as well as the risks of adverse market movements, margins of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events.

Futures Contracts on currencies, options on Futures Contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies. The value of such positions could also be adversely affected by (i) other foreign political and economic factors, (ii) lesser availability than in the United States of data on which to base trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of exercise and settlement terms and procedures, and margin requirements different from those in the U.S., and (v) lesser trading volume.

FUTURE DEVELOPMENTS: The Fund proposes to take advantage of investment opportunities in the area of options, Futures Contracts and options on Futures Contracts which are not presently contemplated for use by the Fund or which are not currently available but which may be developed in the future, to the extent such opportunities are both consistent with the Fund's investment objective and policies and are legally permissible transactions for the Fund. Such opportunities, if they arise, may involve risks which are different from those involved in the options and futures activities described above.

LOAN PARTICIPATIONS: The Fund may invest in loan participations, all of which may have speculative characteristics. The Fund may purchase loan participations at par or which sell at a discount because of the borrower's credit problems. To the extent the borrower's credit problems are resolved, the loan participation may appreciate in value but not beyond par value.

The Manager may acquire loan participations, which sell at a discount, for the Fund from time to time when it believes the investments offer the possibility of long-term appreciation in value in addition to current income. An investment in loan participations carries a high degree of risk and may have the consequence that interest payments with respect to such securities may be reduced, deferred, suspended or eliminated and may have the further consequence that principal payments may likewise be reduced, deferred, suspended or cancelled, causing the loss of the entire amount of the investment. Loans will generally be acquired by the Fund from a bank, finance company or other similar financial services entity ("Lender").

Loan participations are interests in floating or variable rate senior loans ("Loans") to U.S. corporations, partnerships and other entities ("Borrowers") which operate in a variety of industries and geographical regions. Loans in which the Fund will purchase participation interests may pay interest at rates which are periodically redetermined on the basis of a base lending rate plus a premium. These base lending rates are generally the Prime Rate offered by a major U.S. bank, the London Inter-Bank Offered Rate, the Certificate of Deposit rate or other base lending rates used by commercial lenders. The Loans typically have the most senior position in a Borrower's capital structure, although some Loans may hold an equal ranking with other senior securities of the Borrower. Although the Loans generally are secured by specific collateral, the Fund may invest in Loans which are not secured by any collateral. Uncollateralized Loans pose a greater risk of nonpayment of interest or loss of principal than do collateralized Loans. The collateral underlying a collateralized Loan may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower's obligation under a Loan. The Fund is not subject to any restrictions with respect to the maturity of the Loans in which it purchases participation interests.

The Loans generally are not rated by nationally recognized statistical rating organizations. Ratings of other securities issued by a Borrower do not necessarily reflect adequately the relative quality of a Borrower's Loans. Therefore, although the Manager may consider such ratings in determining whether to invest in a particular Loan, such ratings will not be the determinative factor in the Manager's analysis.

The Loans are not readily marketable and may be subject to restrictions on resale. Participation interests in the Loans generally are not listed on any national securities exchange or automated quotation system and no regular market has developed for such interests. Any secondary purchases and sales of loan participations generally are conducted in private transactions between buyers and sellers. Many of the Loans in which the Fund expects to purchase interests are of a relatively large principal amount and are held by a relatively large number of owners which in the Manager's opinion, should enhance the relative liquidity of such interests.

When acquiring a loan participation, the Fund will have a contractual relationship only with the Lender (typically an entity in the banking, finance or financial services industries), not with the Borrower. The Fund has the right to receive payments of principal and interest to which it is entitled only from the Lender selling the loan participation and only upon receipt by such Lender of such payments from the Borrower. In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the Loan Agreement, nor any rights with respect to any funds acquired by other Lenders through set-off against the Borrower and the Fund may not directly benefit from the collateral supporting the Loan in which it has purchased the loan participation. As a result, the Fund may assume the credit risk of both the Borrower and the Lender selling the loan participation. In the event of the insolvency of the Lender selling a loan participation, the Fund may be treated as a general creditor of such Lender, and may not benefit from any set-off between such Lender and the Borrower.


INVESTMENT RESTRICTIONS

As noted in the Prospectus, the Fund has its own investment objective and follows policies designed to achieve that objective. In addition, except as otherwise indicated, the following restrictions have been adopted as fundamental policies for the Fund, which means that they may not be changed without shareholder approval (as described below). THE FUND MAY NOT:

 1. Borrow money or mortgage or pledge any of the assets of the Fund, except that it may borrow from banks, for temporary or emergency purposes, up to 30% of its total assets and pledge up to 30% of its total assets in connection therewith. (No new investments will be made by the Fund while any outstanding borrowings exceed 5% of its total assets.)

 2. Buy any securities on "margin," except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and except that the Fund may make margin deposits in connection with Futures Contracts and Options on Futures Contracts.

 3. Lend any funds or other assets, except by the purchase of publicly distributed bonds, debentures, notes or other debt securities and except that portfolio securities of the Fund may be loaned to securities dealers or other institutional investors if at least 102% cash collateral is pledged and maintained by the borrower, provided such loans may not be made if, as a result, the aggregate of such loans exceeds 30% of the value of the Fund's total assets (taken at market value) at the time of the most recent loan. Also, entry into repurchase agreements is not considered a loan for purposes of this restriction.

 4. Act as underwriter of securities issued by other persons except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

 5. Invest more than 25% of its assets in the securities of issuers in any one industry, other than foreign governments (see "Other Policies" below).

 6. Purchase from or sell any portfolio securities to its officers and trustees, or any firm of which any officer or trustee is a member, as principal, except that the Fund may deal with such persons or firms as brokers and pay a customary brokerage commission; retain securities of any issuer, if to the knowledge of the Fund, one or more of its officers, trustees or the investment manager own beneficially more than one-half of 1% of the securities of such issuer and all such persons together own beneficially more than 5% of such securities.

 7. Purchase any securities issued by a corporation which has not been in continuous operation for three years, but such period may include the operation of a predecessor.

 8. Acquire, lease or hold real estate (except such as may be necessary or advisable for the maintenance of its offices).

 9. Invest in interests in oil, gas or other mineral exploration or development programs.

10. Invest in companies for the purpose of exercising control or management.

11. Purchase securities of other investment companies.

12. Issue senior securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into options, futures contracts, forward contracts or repurchase transactions.

13. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issuer as, and equal in amount to, the securities sold short ("short sales against the box"), and unless not more than 10% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time.

(Restriction Nos. 7, 11 and 12 are not fundamental policies of the Fund and may be changed by the trustees without shareholder approval.)

In order to change any restrictions which are fundamental policies, approval must be obtained from the Fund's shareholders, which requires the affirmative vote of the lesser of (i) 67% or more of its voting securities that are represented at the meeting or (ii) more than 50% of the outstanding voting securities. If a percentage restriction contained herein is adhered to at the time of investment, a later increase or decrease in the percentage resulting from a change in the value of portfolio securities or the amount of net assets will not be considered a violation of any of the foregoing restrictions.

There are no restrictions or limitations on investments in obligations of the United States ("U.S."), or of corporations chartered by the U.S. Congress as federal government instrumentalities. In the case of the Fund, the underlying assets may be retained in cash, including cash equivalents which are Treasury bills, commercial paper and short-term bank obligations such as certificates of deposit, bankers' acceptances and repurchase agreements. It is intended, however, that only so much of the underlying assets of the Fund be retained in cash as is deemed desirable or expedient under then-existing market conditions. Pursuant to an undertaking given to the Texas State Securities Board, the Fund may not invest in real estate limited partnerships or in interests (other than publicly traded equity securities) in oil, gas, or other mineral leases, exploration or development so long as the Fund's shares are offered for sale in the state of Texas.

OFFICERS AND TRUSTEES


The Board of Trustees (the "Board") has the responsibility for the overall management of the Fund, including general supervision and review of its investment activities. The trustees, in turn, elect the officers of the Trust who are responsible for administering day-to-day operations of the Fund. The affiliations of the officers and trustees and their principal occupations for the past five years are listed below. Trustees who are deemed to be "interested persons" of the Trust, as defined in 1940 Act, are indicated by an asterisk (*).


Frank H. Abbott, III (74)
1045 Sansome St.
San Francisco, CA 94111

Trustee

President and Director, Abbott Corporation (an investment company); and director, trustee or managing general partner, as the case may be, of 31 of the investment companies in the Franklin Group of Funds.

Harris J. Ashton (63)
General Host Corporation
Metro Center, 1 Station Place
Stamford, CT 06904-2045

Trustee

President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers); Director, RBC Holdings, Inc. (a bank holding company) and Bar-S Foods; and director, trustee or managing general partner, as the case may be, of 56 of the investment companies in the Franklin Templeton Group of Funds.

S. Joseph Fortunato (63)
Park Avenue at Morris County
P. O. Box 1945
Morristown, NJ 07962-1945

Trustee

Member of the law firm of Pitney, Hardin, Kipp & Szuch; Director of General Host Corporation; director, trustee or managing general partner, as the case may be, of 58 of the investment companies in the Franklin Templeton Group of Funds.

David W. Garbellano (81)
111 New Montgomery St., #402
San Francisco, CA 94105

Trustee

Private Investor; Assistant Secretary/Treasurer and Director, Berkeley Science Corporation (a venture capital company); and director, trustee or managing general partner, as the case may be, of 30 of the investment companies in the Franklin Group of Funds.

*Edward B. Jamieson (57)
777 Mariners Island Blvd.
San Mateo, CA 94404

President and Trustee

Senior Vice President and Portfolio Manager, Franklin Advisers, Inc.; and officer and/or director or trustee of five of the investment companies in the Franklin Group of Funds.

*Charles B. Johnson (63)
777 Mariners Island Blvd.
San Mateo, CA 94404

Chairman of the Board and Trustee

President and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and General Host Corporation; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 57 of the investment companies in the Franklin Templeton Group of Funds.

*Rupert H. Johnson, Jr. (55)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Trustee

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in the Franklin Templeton Group of Funds.

Frank W. T. LaHaye (57)
20833 Stevens Creek Blvd.
Suite 102
Cupertino, CA 95014

Trustee

General Partner, Peregrine Associates and Miller & LaHaye, which are General Partners of Peregrine Ventures and Peregrine Ventures II (venture capital firms); Chairman of the Board and Director, Quarterdeck Office Systems, Inc.; Director, FischerImaging Corporation; and director or trustee, as the case may be, of 26 of the investment companies in the Franklin Group of Funds.

Gordon S. Macklin (67)
8212 Burning Tree Road
Bethesda, MD 20817

Trustee

Chairman, White River Corporation (information services); Director, Fund American Enterprises Holdings, Inc., Lockheed Martin Corporation, MCI Communications Corporation, MedImmune, Inc. (biotechnology), InfoVest Corporation (information services), and Fusion Systems Corporation (industrial technology); and director, trustee or managing general partner, as the case may be, of 53 of the investment companies in the Franklin Templeton Group of Funds; and formerly held the following positions: Chairman, Hambrecht and Quist Group; Director, H & Q Healthcare Investors; and President, National Association of Securities Dealers, Inc.

Harmon E. Burns (51)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Executive Vice President, Secretary and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee of 43 of the investment companies in the Franklin Templeton Group of Funds.

Kenneth V. Domingues (63)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President - Financial Reporting and Accounting Standards

Senior Vice President, Franklin Resources, Inc., Franklin Advisers, Inc., and Franklin Templeton Distributors, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or managing general partner, as the case may be, of 37 of the investment companies in the Franklin Group of Funds.

Martin L. Flanagan (35)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Chief Financial Officer

Senior Vice President, Chief Financial Officer and Treasurer, Franklin Resources, Inc.; Executive Vice President, Templeton Worldwide, Inc.; Senior Vice President and Treasurer, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Senior Vice President, Franklin/Templeton Investor Services, Inc.; officer of most other subsidiaries of Franklin Resources, Inc.; and officer of 61 of the investment companies in the Franklin Templeton Group of Funds.

Deborah R. Gatzek (47)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Secretary

Senior Vice President - Legal, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; Vice President, Franklin Advisers, Inc. and officer of 37 of the investment companies in the Franklin Group of Funds.

Charles E. Johnson (39)
777 Mariners Island Blvd.
San Mateo CA 94404

Vice President

Senior Vice President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc. and Franklin Institutional Services Corporation; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and officer and/or director or trustee, as the case may be, of 26 of the investment companies in the Franklin Templeton Group of Funds.

Diomedes Loo-Tam (57)
777 Mariners Island Blvd.
San Mateo, CA 94404

Treasurer and Principal Accounting Officer

Employee of Franklin Advisers, Inc.; and officer of 37 of the investment companies in the Franklin Group of Funds.

Edward V. McVey (58)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Senior Vice President/National Sales Manager, Franklin Templeton Distributors, Inc.; and officer of 32 of the investment companies in the Franklin Group of Funds.


The preceding table indicates those officers and trustees who are also affiliated persons of Distributors and Advisers. Trustees not affiliated with the investment manager ("nonaffiliated trustees") are currently paid fees of $925 per month plus $925 per meeting attended. As indicated above, certain of the Fund's nonaffiliated trustees also serve as directors, trustees or managing general partners of other investment companies in the Franklin Group of Funds and the Templeton Group of Funds (the "Franklin Templeton Group of Funds") from which they may receive fees for their services. The following table indicates the total fees paid to nonaffiliated trustees by the Fund and by other funds in the Franklin Templeton Group of Funds.



 .
                                                                NUMBER OF BOARDS IN
                                                                THE  FRANKLIN
                                           TOTAL FEES RECEIVED  TEMPLETON GROUP OF
                                           FROM THE FRANKLIN    FUNDS ON WHICH EACH
                            TOTAL FEES     TEMPLETON GROUP OF   SERVES***
                            RECEIVED FROM  FUNDS**
NAME                        FUND*
Frank H. Abbott, III        $22,200          $176,870                      31
Harris J. Ashton             22,200           318,125                      56
S. Joseph Fortunato          22,200           334,265                      58
David Garbellano             22,200           153,300                      30
Frank W.T. LaHaye            22,200           150,817                      26
Gordon S. Macklin            22,200           301,885                      53

*   For the fiscal year ended October 31, 1995.

**  For the calendar year ended December 31, 1994.

*** The number of boards is based on the number of registered investment companies in the Franklin Templeton Group of Funds and does not include the total number of series or funds within each investment company for which the trustees are responsible. The Franklin Templeton Group of Funds currently includes 61 registered investment companies, consisting of approximately 163
U.S. based funds or series.

Nonaffiliated trustees are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director, trustee or managing general partner. No officer or trustee received any other compensation directly from the Trust. Certain officers or trustees who are shareholders of Franklin Resources, Inc. may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries. For additional information concerning trustee compensation and expenses, please see the Trust's Annual Report to Shareholders.

As of December 7, 1995, the trustees and officers owned of record and beneficially approximately 861 shares, or less than 1% of the total outstanding shares of the Fund. Many of the Trust's trustees also own shares in various of the other funds in the Franklin Templeton Group of Funds. Charles B. Johnson (the father of Charles E. Johnson) and Rupert H. Johnson, Jr. are brothers.

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the Fund, no other person holds beneficially or of record more than 5% of the Fund's outstanding shares.

INVESTMENT ADVISORY AND OTHER SERVICES


The investment manager of the Fund is Franklin Advisers, Inc. ("Advisers" or "Manager"). Advisers, is a wholly-owned subsidiary of Franklin Resources, Inc. ("Resources"), a publicly owned holding company whose shares are listed on the New York Stock Exchange (the "Exchange"). Resources owns several other subsidiaries which are involved in investment management and shareholder services.

Pursuant to the management agreement, the Manager provides investment research and portfolio management services, including the selection of securities for the Fund to purchase, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. The Manager's activities are subject to the review and supervision of the Board to whom the Manager renders periodic reports of the Fund's investment activities. Under the terms of the management agreement, the Manager provides office space and office furnishings, facilities and equipment required for managing the business affairs of the Fund; maintains all internal bookkeeping, clerical, secretarial and administrative personnel and services; and provides certain telephone and other mechanical services. The Manager is covered by fidelity insurance on its officers, directors and employees for the protection of the Fund. See the Statement of Operations in the financial statements included in the Trust's Annual Report to Shareholders dated October 31, 1995.

Pursuant to the management agreement, the Fund is obligated to pay the Manager a fee computed at the close of business on the last business day of each month equal to a monthly rate of 5/96 of 1% (approximately 5/8 of 1% per year) for the first $100 million of net assets of the Fund; 1/24 of 1% (approximately 1/2 of 1% per year) of net assets of the Fund in excess of $100 million up to $250 million; and 9/240 of 1% (approximately 45/100 of 1% per year) of net assets of the Fund in excess of $250 million.


The management agreement specifies that the management fee will be reduced to the extent necessary to comply with the most stringent limits on the expenses which may be borne by the Fund as prescribed by any state in which the Fund's shares are offered for sale. The most stringent current limit requires the Manager to reduce or eliminate its fee to the extent that aggregate operating expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses such as litigation costs) would otherwise exceed in any fiscal year 2.5% of the first $30 million of average net assets of the Fund, 2% of the next $70 million of average net assets of the Fund and 1.5% of average net assets of the Fund in excess of $100 million. Expense reductions have not been necessary based on state requirements.

Management fees for the fiscal year ended January 31, 1993 would have been $763,966; however, Advisers waived a portion of its management fees so that the amount paid by the Fund for that fiscal year was $747,403. For the nine-month period ended October 31, 1993 and the fiscal years ended October 31, 1994 and 1995, the Fund paid Advisers fees totaling $746,129, $1,130,298 and 984,273, respectively. Each class will pay its share of the fee as determined by the proportion of the Fund that it represents.

The Manager also provides management services to numerous other investment companies or funds pursuant to management agreements with each fund. The Manager may give advice and take action with respect to any of the other funds it manages, or for its own account, which may differ from action taken by the Manager on behalf of the Fund. Similarly, with respect to the Fund, the Manager is not obligated to recommend, purchase or sell, or to refrain from recommending, purchasing or selling any security that the Manager and access persons, as defined by the 1940 Act, may purchase or sell for its or their own account or for the accounts of any other fund. Furthermore, the Manager is not obligated to refrain from investing in securities held by the Fund or other funds which it manages or administers. Of course, any transactions for the accounts of the Manager and other access persons will be made in compliance with the Fund's Code of Ethics.

The management agreement is in effect until February 29, 1996. Thereafter, it may continue in effect for successive annual periods providing such continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Trust's trustees who are not parties to the management agreement or interested persons of any such party (other than as trustees of the Trust), cast in person at a meeting called for that purpose. The management agreement may be terminated, as to the Fund, without penalty at any time by the Trust or by the Manager on 30 days' written notice and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

The Manager also provides management services to numerous other investment companies or funds pursuant to management agreements with each fund. The Manager may give advice and take action with respect to any of the other funds it manages, or for its own account, which may differ from action taken by the Manager on behalf of the Fund. Similarly, with respect to the Fund, the Manager is not obligated to recommend, purchase or sell, or to refrain from recommending, purchasing or selling any security that the Manager and access persons, as defined by the 1940 Act, may purchase or sell for its or their own account or for the accounts of any other fund. Furthermore, the Manager is not obligated to refrain from investing in securities held by the Fund or other funds which it manages or administers. Of course, any transactions for the accounts of the Manager and other access persons will be made in compliance with the Fund's Code of Ethics.


Franklin/Templeton Investor Services, Inc. ("Investor Services" or "Shareholder Services Agent"), a wholly-owned subsidiary of Resources, is the shareholder servicing agent for the Fund and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account.

Bank of America NT & SA, 555 California Street, 4th Floor, San Francisco, California 94104, acts as custodian of the securities and other assets of the Fund. Citibank Delaware, One Penn's Way, New Castle, Delaware 19720, acts as custodian in connection with transfer services through bank automated clearing houses. The custodians do not participate in decisions relating to the purchase and sale of portfolio securities.


Coopers & Lybrand L.L.P., 333 Market Street, San Francisco, California 94105, are the Fund's independent auditors. During the fiscal year ended October 31, 1995, their auditing services consisted of rendering an opinion on the financial statements of the Fund included in the Fund's Annual Report to Shareholders dated October 31, 1995.


SUBADVISORY AGREEMENT

Pursuant to a subadvisory agreement with Advisers, which was approved by the Fund's shareholders on April 27, 1994 and will remain in effect for two years, Templeton Global Bond Managers, a division of Templeton Investment Counsel, Inc. ("TICI"), acts as subadviser to the Fund. TICI, a Florida corporation with offices at Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida 33394-3091, is registered under the Investment Advisers Act of 1940 and is an affiliate of Templeton, Galbraith & Hansberger, Ltd. ("TGH"), an investment advisory firm which manages the Templeton Family of Funds. TGH and Advisers are both subsidiaries of Resources, whose affiliates manage approximately $117 billion as noted above.

Under the subadvisory agreement, the subadviser provides, subject to the Manager's discretion, a portion of the investment advisory services for which the Manager is responsible pursuant to the management agreement. Such responsibilities may include managing a portion of the Fund's investments and supplying research services. Research services provided by the subadviser may include information, analytical reports, computer screening studies, statistical data and factual resumes pertaining to securities throughout the world. Such supplemental research when utilized, is subject to analysis by the Manager before being incorporated into the investment advisory process. The subadvisory agreement provides that the subadviser also may select brokers and dealers for execution of the Fund's portfolio transactions consistent with the Fund's brokerage policies.

Under the subadvisory agreement, TICI receives from the Manager a fee equal to an annual rate of 0.35% of the average daily net assets up to and including $100 million of net assets of the Fund; 0.25% of average daily net assets over $100 million up to and including $250 million; and 0.20% of average daily net assets over $250 million.


HOW DOES THE FUND PURCHASE SECURITIES FOR ITS PORTFOLIO?

Under the current management agreement with Advisers, the selection of brokers and dealers to execute transactions in the Fund's portfolio is made by the Manager in accordance with criteria set forth in the management agreement and any directions which the Board may give.

When placing a portfolio transaction, the Manager attempts to obtain the best net price and execution of the transaction. On portfolio transactions which are done on a securities exchange, the amount of commission paid by the Fund is negotiated between the Manager and the broker executing the transaction. The Manager seeks to obtain the lowest commission rate available from brokers which are felt to be capable of efficient execution of the transactions. The determination and evaluation of the reasonableness of the brokerage commissions paid in connection with portfolio transactions are based to a large degree on the professional opinions of the persons responsible for the placement and review of such transactions. These opinions are formed on the basis of, among other things, the experience of these individuals in the securities industry and information available to them concerning the level of commissions being paid by other institutional investors of comparable size. The Manager will ordinarily place orders for the purchase and sale of over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the Manager, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price. The Fund seeks to obtain prompt execution of orders at the most favorable net price.


The amount of commission is not the only relevant factor to be considered in the selection of a broker to execute a trade. If it is felt to be in the Fund's best interests, the Manager may place portfolio transactions with brokers who provide the types of services described below, even if it means the Fund will have to pay a higher commission than would be the case if no weight were given to the broker's furnishing of these services. This will be done only if, in the opinion of the Manager, the amount of any additional commission is reasonable in relation to the value of the services. Higher commissions will be paid only when the brokerage and research services received are bona fide and produce a direct benefit to the Fund or assist the Manager in carrying out its responsibilities to the Fund, or when it is otherwise in the best interest of the Fund to do so, whether or not such data may also be useful to the Manager in advising other clients.

When it is felt that several brokers are equally able to provide the best net price and execution, the Manager may decide to execute transactions through brokers who provide quotations and other services to the Fund, specifically including the quotations necessary to determine the value of the Fund's net assets, in such amount of total brokerage as may reasonably be required in light of such services, and through brokers who supply research, statistical and other data to the Fund and Manager in such amount of total brokerage as may reasonably be required.

It is not possible to place a dollar value on the special executions or on the research services received by Advisers from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits Advisers to supplement its own research and analysis activities and to receive the views and information of individuals and research staff of other securities firms. As long as it is lawful and appropriate to do so, the Manager and its affiliates may use this research and data in their investment advisory capacities with other clients. Provided that the Fund's officers are satisfied that the best execution is obtained, the sale of Fund shares may also be considered as a factor in the selection of broker dealers to execute the Fund's portfolio transactions.

Because Distributors is a member of the National Association of Securities Dealers, it is sometimes entitled to obtain certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to Advisers under the management agreement will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection therewith.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the Manager are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. It is recognized that in some cases this procedure could possibly have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.


During the nine-month period ended October 31, 1993 and the fiscal years ended October 31, 1994 and 1995, the Fund paid no brokerage commissions. For fiscal year ended January 31, 1993, the Fund paid $867 in brokerage commissions. As of October 31, 1995, the Fund did not own securities of its regular broker-dealers.


HOW DO I BUY AND SELL SHARES?


All checks, drafts, wires and other payment mediums used for purchasing or redeeming shares of the Fund must be denominated in U.S. dollars. The Fund reserves the right, in its sole discretion, to either (a) reject any order for the purchase or sale of shares denominated in any other currency, or (b) honor the transaction or make adjustments to a shareholder's account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.


In connection with exchanges (see Prospectus ""What If My Investment Outlook Changes? - Exchange Privilege"), it should be noted that since the proceeds from the sale of shares of an investment company generally are not available until the fifth business day following the redemption, the funds into which the Fund shareholders are seeking to exchange reserve the right to delay issuing shares pursuant to an exchange until said fifth business day. The redemption of shares of the Fund to complete an exchange will be effected at the close of business on the day the request for exchange is received in proper form at the net asset value then effective.

The Fund may impose a $10 charge for each returned item, against any shareholder account which, in connection with the purchase of Fund shares, submits a check or a draft which is returned unpaid to the Fund.


Dividend checks which are returned to the Fund marked "unable to forward" by the postal service will be deemed to be a request by the shareholder to change the dividend option and the proceeds will be reinvested in additional shares at net asset value until new instructions are received.

The Fund may deduct from a shareholder's account the costs of its efforts to locate a shareholder if mail is returned as undeliverable or the Fund is otherwise unable to locate the shareholder or verify the current mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services.

Under agreements with certain banks in Taiwan, Republic of China, the Fund's shares are available to such banks' discretionary trust funds at net asset value. The banks may charge service fees to their customers who participate in the discretionary trusts. Pursuant to agreements, a portion of such service fees may be paid to Distributors, or an affiliate of Distributors, to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

Shares of the Fund may be offered to investors in Taiwan through securities firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, shares of the Fund will be offered with the following schedule of sales charges:

                                                                           SALES
SIZE OF PURCHASE IN U.S. DOLLARS                 CHARGE
Up to $100,000                                   3%
$100,000 to $1,000,000                           2%
Over $1,000,000                                  1%

PURCHASES AND REDEMPTIONS
THROUGH SECURITIES DEALERS


Orders for the purchase of shares of the Fund received in proper form prior to the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) any business day that the Exchange is open for trading and promptly transmitted to the Fund will be based upon the public offering price determined that day. Purchase orders received by securities dealers or other financial institutions after the scheduled close of the Exchange will be effected at the Fund's public offering price on the day it is next calculated. The use of the term "securities dealer" herein shall include other financial institutions which, either directly or through affiliates, have an agreement with Distributors to handle customer orders and accounts with the Fund. Such reference, however, is for convenience only and does not indicate a legal conclusion of capacity.


Orders for the redemption of shares are effected at net asset value subject to the same conditions concerning time of receipt in proper form. It is the securities dealer's responsibility to transmit the order in a timely fashion and any loss to the customer resulting from failure to do so must be settled between the customer and the securities dealer.

SPECIAL NET ASSET VALUE PURCHASES - CLASS I


As discussed in the Prospectus under "How Do I Buy Shares? - Description of Special Net Asset Value Purchases," certain categories of investors may purchase shares of the Fund without a front-end sales charge ("net asset value") or a contingent deferred sales charge. Either Distributors or one of its affiliates may make payments, out of its own resources, to securities dealers who initiate and are responsible for such purchases, as indicated below. Distributors may make these payments in the form of contingent advance payments, which may be recovered from the securities dealer, or set off against other payments due to the securities dealer, in the event of investor redemptions made within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or its affiliates, and the securities dealer.

The following amounts may be paid by Distributors or one of its affiliates, out of its own resources, to securities dealers who initiate and are responsible for
(i) purchases of most equity and fixed-income Franklin Templeton Funds made at net asset value by certain designated retirement plans (excluding IRA and IRA rollovers): 1% on sales of $1 million but less than $2 million, plus 0.80% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more; and (ii) purchases of most fixed- income Franklin Templeton Funds made at net asset value by non-designated retirement plans: 0.75% on sales of $1 million but less than $2 million, plus 0.60% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more. These payment breakpoints are reset every 12 months for purposes of additional purchases. With respect to purchases made at net asset value by certain trust companies and trust departments of banks and certain retirement plans of organizations with collective retirement plan assets of $10 million or more, either Distributors or one of its affiliates, out of its own resources, may pay up to 1% of the amount invested.


LETTER OF INTENT


LETTER OF INTENT - CLASS I



An investor may qualify for a reduced sales charge on the purchase of Class I shares of the Fund, as described in the Prospectus. At any time within 90 days after the first investment which the investor wants to qualify for the reduced sales charge, a signed Shareholder Application, with the Letter of Intent ("Letter") section completed, may be filed with the Fund. After the Letter is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter. Sales charge reductions based upon purchases in more than one of the Franklin Templeton Funds will be effective only after notification to Distributors that the investment qualifies for a discount. The shareholder's holdings in the Franklin Templeton Funds, including Class II shares, acquired more than 90 days before the Letter is filed will be counted towards completion of the Letter but will not be entitled to a retroactive downward adjustment in the sales charge. Any redemptions made by the shareholder, other than by a designated benefit plan, during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter have been completed. If the Letter is not completed within the 13-month period, there will be an upward adjustment of the sales charge, depending upon the amount actually purchased (less redemptions) during the period. The upward adjustment does not apply to designated benefit plans. An investor who executes a Letter prior to a change in the sales charge structure for the Fund will be entitled to complete the Letter at the lower of the new sales charge structure or the sales charge structure in effect at the time the Letter was filed with the Fund.


As mentioned in the Prospectus, five percent (5%) of the amount of the total intended purchase will be reserved in shares of the Fund registered in the investor's name, unless the investor is a designated benefit plan. If the total purchases, less redemptions, equal the amount specified under the Letter, the reserved shares will be deposited to an account in the name of the investor or delivered to the investor or the investor's order. If the total purchases, less redemptions, exceed the amount specified under the Letter of Intent and is an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made pursuant to the Letter of Intent (to reflect such further quantity discount) on purchases made within 90 days before and on those made after filing the Letter. The resulting difference in offering price will be applied to the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases. If the total purchases, less redemptions, are less than the amount specified under the Letter, the investor will remit to Distributors an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge which would have applied to the aggregate purchases if the total of such purchases had been made at a single time. Upon such remittance the reserved shares held for the investor's account will be deposited to an account in the name of the investor or delivered to the investor or to the investor's order. If within 20 days after written request such difference in sales charge is not paid, the redemption of an appropriate number of reserved shares to realize such difference will be made. In the event of a total redemption of the account prior to fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to the investor.


If a Letter is executed on behalf of a benefit plan (such plans are described under "How Do I Buy Shares? - Purchases at Net Asset Value" in the Prospectus), the level and any reduction in sales charge for these designated benefit plans will be based on actual plan participation and the projected investments in the Franklin Templeton Funds under the Letter. Benefit plans are not subject to the requirement to reserve 5% of the total intended purchase, or to any penalty as a result of the early termination of a plan, nor are benefit plans entitled to receive retroactive adjustments in price for investments made before executing the Letter.


REDEMPTIONS IN KIND


The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission ("SEC"). In the case of requests for redemption in excess of such amounts, the trustees reserve the right to make payments in whole or in part in securities or other assets of the Fund from which the shareholder is redeeming, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In such circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets. Should the Fund do so, a shareholder may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind; however, should it happen, shareholders may not be able to timely recover their investment and may also incur brokerage costs in selling such securities.


REDEMPTIONS BY THE FUND

Due to the relatively high cost of handling small investments, the Fund reserves the right to redeem, involuntarily, at net asset value, the shares of any shareholder whose account has a value of less than one-half of the initial minimum investment required for that shareholder, but only where the value of such account has been reduced by the shareholder's prior voluntary redemption of shares. Until further notice, it is the present policy of the Fund not to exercise this right with respect to any shareholder whose account has a value of $50 or more. In any event, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and allow the shareholder 30 days to make an additional investment in an amount which will increase the value of the account to at least $100.


HOW ARE FUND SHARES VALUED?


As noted in the Prospectus, each class of the Fund calculates net asset value as of the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. As of the date of this SAI, the Fund is informed that the Exchange observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the purpose of determining the aggregate net assets of each class, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the Exchange, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the security is valued within the range of the most recent quoted bid and ask prices. Occasionally, events which affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of each class' net asset value. If events materially affecting the value of these foreign securities occur during such period, then these securities will be valued in accordance with procedures established by the Board.

Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask price. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by the Manager. Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by the Fund is its last sale price on the relevant exchange prior to the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, the options are valued within the range of the current closing bid and ask prices if such valuation is believed to fairly reflect the contract's market value. Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors, including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of trustees, the Fund may utilize a pricing service, bank or securities dealer to perform any of the above described functions.

REINVESTMENT DATE

Shares acquired through the reinvestment of dividends will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as "ex-dividend date"). The processing date for the reinvestment of dividends may vary from month to month, and does not affect the amount or value of the shares acquired.


REPORTS TO SHAREHOLDERS


The Fund sends annual and semiannual reports to its shareholders regarding the Fund's performance and its portfolio holdings. Shareholders who would like to receive an interim quarterly report may phone Fund Information at 1-800/DIAL BEN.

SPECIAL SERVICES

The Franklin Templeton Institutional Services Department provides specialized services, including recordkeeping, for institutional investors of the Fund. The cost of these services is not borne by the Fund.

Investor Services may pay certain financial institutions which maintain omnibus accounts with the Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such beneficial owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee which the Fund normally pays Investor Services. Such financial institutions may also charge a fee for their services directly to their clients.

ADDITIONAL INFORMATION REGARDING TAXATION

The following information is a supplement to and should be read in conjunction with the section in the Fund's Prospectus entitled "Taxation of the Fund and Its Shareholders."

As stated in the Prospectus, the Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The trustees reserve the right not to maintain the qualification of the Fund as a regulated investment company if they determine such course of action to be beneficial to the shareholders. In such case, the Fund will be subject to federal and possibly state corporate taxes on its taxable income and gains, and distributions to shareholders will be ordinary dividend income to the extent of the Fund's available earnings and profits.

Subject to the limitations discussed below, the portion of the income distributions paid by the Fund may be treated by corporate shareholders as qualifying dividends for purposes of the dividends-received deduction under federal income tax law. If the aggregate qualifying dividends received by the Fund (generally, dividends from U.S. domestic corporations, the stock in which is not debt-financed by the Fund and is held for at least a minimum holding period) is less than 100% of its distributable income, then the amount of the Fund's dividends paid to corporate shareholders which may be designated as eligible for such deduction will not exceed the aggregate qualifying dividends received by the Fund for the taxable year. The amount or percentage of income qualifying for the deduction will be declared by the Fund annually in a notice to shareholders mailed shortly after the end of the Fund's fiscal year.

Corporate shareholders should note that dividends paid by a Fund from sources other than the qualifying dividends it receives will not qualify for the dividends-received deduction. For example, any interest income and short-term capital gain (in excess of any net long-term capital loss or capital loss carryover) included in investment company taxable income and distributed by a Fund as a dividend will not qualify for the dividends received deduction.

Corporate shareholders should also note that availability of the corporate dividends-received deduction is subject to certain restrictions. For example, the deduction is eliminated unless the Fund shares have been held (or deemed held) for at least 46 days in a substantially unhedged manner. The dividends-received deduction may also be reduced to the extent interest paid or accrued by a corporate shareholder is directly attributable to its investment in Fund shares. The entire dividend, including the portion which is treated as a deduction, is includable in the tax base on which the alternative minimum tax is computed and may also result in a reduction in the shareholder's tax basis in its Fund shares, under certain circumstances, if the shares have been held for less than two years. Corporate shareholders whose investment in the Fund is "debt financed" for these tax purposes should consult with their tax advisors concerning the availability of the dividends-received deduction.

The Code requires all funds to distribute at least 98% of their taxable ordinary income earned during the calendar year and at least 98% of their capital gain net income earned during the twelve month period ending October 31 of each year (in addition to amounts from the prior year that were neither distributed nor taxed to the Fund) to shareholders by December 31 of each year in order to avoid the imposition of a federal excise tax. The Fund intends as a matter of policy to declare and pay such dividends, if any, in December to avoid the imposition of this tax, but does not guarantee that its distributions will be sufficient to avoid any or all federal excise taxes.

All or a portion of a loss realized upon a redemption of shares will be disallowed to the extent other shares of the Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after such redemption. Any loss disallowed under these rules will be added to the tax basis of the shares purchased.


All or a portion of the sales charge incurred in purchasing shares of the Fund will not be included in the federal tax basis of such shares sold or exchanged within ninety (90) days of their purchase (for purposes of determining gain or loss with respect to such shares) if the sales proceeds are reinvested in the Fund or in another fund in the Franklin/Templeton Group and a sales charge which would otherwise apply to the reinvestment is reduced or eliminated. Any portion of such sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment. Shareholders should consult with their tax advisors concerning the rules applicable to the redemption or exchange of Fund shares.


Gain realized by the Fund from transactions entered into after April 30, 1993 that are deemed to constitute "conversion transactions" under the Code and which would otherwise produce capital gain may be recharacterized as ordinary income to the extent that such gain does not exceed an amount defined by the Code as the "applicable imputed income amount". A conversion transaction is any transaction in which substantially all of the Fund's expected return is attributable to the time value of the Fund's net investment in such transaction and any one of the following criteria are met: 1) there is an acquisition of property with a substantially contemporaneous agreement to sell the same or substantially identical property in the future; 2) the transaction is an applicable straddle; 3) the transaction was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but would be taxed as capital gain; or 4) the transaction is specified in Treasury regulations to be promulgated in the future. The applicable imputed income amount, which represents the deemed return on the conversion transaction based upon the time value of money, is computed using a yield equal to 120 percent the applicable federal rate, reduced by any prior recharacterizations under this provision or Section 263(g) of the Code concerning capitalized carrying costs.

The Fund's investment in options, futures contracts and forward contracts, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules. For example, over-the-counter options on debt securities and equity options, including options on stock and on narrow-based stock indexes, will be subject to tax under Section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse, or closing out of the option or sale of the underlying stock or security. By contrast, the Fund treatment of certain other options, futures and forward contracts entered into by the Fund is generally governed by Section 1256 of the Code. These "Section 1256" positions generally include listed options on debt securities, options on broad-based stock indexes, options on securities indexes, options on futures contracts, regulated futures contracts and certain foreign currency contacts and options thereon.

Absent a tax election to the contrary, each such Section 1256 position held by the Fund will be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of the Fund's fiscal year, and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain foreign currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within the Fund. The acceleration of income on Section 1256 positions may require the Fund to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, the Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares. In these ways, any or all of these rules may affect both the amount, character and time of income distributed to shareholders by the Fund.

When the Fund holds an option or contract which substantially diminishes the Fund's risk of loss with respect to another position of the Fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of Fund securities and conversion of short term capital losses into long-term capital losses. Certain tax elections exist for mixed straddles (i.e., straddles comprised of at least one Section 1256 position and at least one non-Section 1256 position) which may reduce or eliminate the operation of these straddle rules.

As a regulated investment company, the Fund is also subject to the requirement that less than 30% of its annual gross income be derived from the sale or other disposition of securities and certain other investments held for less than three months ("short-short income").

This requirement may limit the Fund's ability to engage in options, straddles, hedging transactions and forward or futures contracts because these transactions are often consummated in less than three months, may require the sale of portfolio securities held less than three months and may, as in the case of short sales of portfolio securities reduce the holding periods of certain securities within the Fund, resulting in additional short-short income for the Fund.

The Fund will monitor its transactions in such options and contracts and may make certain other tax elections in order to mitigate the effect of the above rules and to prevent disqualification of the Fund as a regulated investment company under Subchapter M of the Code.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currencies, foreign currency payables or receivables, foreign currency-denominated debt securities, foreign currency forward contracts, and options or futures contracts on foreign currencies are subject to special tax rules which may cause such gains and losses to be treated as ordinary income and losses rather than capital gains and losses and may affect the amount and timing of the Fund's income or loss from such transactions and in turn its distributions to shareholders.

The Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. Because the Fund will likely invest 50% or less of its total assets in securities of foreign corporations, the Fund will not be entitled under the Code to pass through to its shareholders their pro rata share of the foreign taxes paid by the Fund. These taxes will be taken as a deduction by the Fund.

In order for the Fund to qualify as a regulated investment company, at least 90% of the Fund's annual gross income must consist of dividends, interest and certain other types of qualifying income, and also conform to the aforementioned 30% gross income test. Foreign exchange gains derived by a Fund with respect to the Fund's business of investing in stock or securities, or options or futures with respect to such stock or securities, is qualifying income for purposes of this 90% limitation.

Currency speculation or the use of currency forward contracts or other currency instruments for non-hedging purposes may generate gains deemed to be not derived with respect to the Fund's principal business of investing in stock or securities and related options or futures. Under current law, non-directly-related gains arising from foreign currency positions or instruments held for less than three months are treated as derived from the disposition of securities held less than three months in determining the Fund's compliance with the 30% limitation. The Fund will limit its activities involving foreign exchange gains to the extent necessary to comply with these requirements.

The federal income tax treatment of interest rate and currency swaps is unclear in certain respects and may in some circumstances result in the realization of income not qualifying under the 90% test described above or be deemed to be derived from the disposition of securities held less than three months in determining the Fund's compliance with the 30% limitation. The Fund will limit its interest rate and currency swaps to the extent necessary to comply with these requirements.

If the Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" (a "PFIC") for federal income tax purposes and the Series does not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, the Fund may be subject to U.S. federal income on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its U.S. shareholders. The Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any federal income tax paid by the Fund as a result of its ownership on shares of a PFIC will not give rise to a deduction or credit to the Fund or to any shareholder. A PFIC means any foreign corporation if, for the taxable year involved, either (i) it derives at least 75 percent of its income from "passive income" (including, but not limited to, interest, dividends, royalties, rents and annuities), or (ii) on average, at least 50 percent of the value (or adjusted basis, if elected) of the assets held by the corporation produce "passive income".

On April 1, 1992, proposed U.S. Treasury regulations were issued regarding a special mark-to-market election for regulated investment companies. Under these regulations, the annual mark-to-market gain, if any, on shares held by the Fund in a PFIC would be treated as an excess distribution received by the Fund in the current year, eliminating the deferral and the related interest charge. Such excess distribution amounts are treated as ordinary income, which the Fund will be required to distribute to shareholders even though the Fund has not received any cash to satisfy this distribution requirement. These regulations would be effective for taxable years ending after the promulgation of the proposed regulations as final regulations.

THE FUND'S UNDERWRITER


Pursuant to an underwriting agreement in effect until February 29, 1996, Distributors acts as principal underwriter in a continuous public offering for shares of the Fund. The underwriting agreement will continue in effect for successive annual periods provided that its continuance is specifically approved at least annually by a vote of the Board, or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Trust's trustees who are not parties to the underwriting agreement or interested persons of any such party (other than as trustees of the Trust), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.


Distributors pays the expenses of distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.



Until April 30, 1994, income dividends were reinvested at the offering price (which includes the sales charge) and Distributors allowed 50% of the entire commission to the securities dealer of record, if any, on an account. Starting with any income dividends paid after April 30, 1994, such reinvestment will be at net asset value.


In connection with the offering of the Fund's shares, aggregate underwriting commissions for the fiscal periods ended January 31, 1993, October 31, 1993, 1994 and 1995 were $2,396,458, $1,099,431, $1,226,772 and 388,327, respectively.
After allowances to dealers, Distributors retained $76,698, $76,161, $63,571 and 4,942 for the respective periods. Effective February 1, 1995, Distributors is entitled to retain net underwriting discounts and commissions in connection with some redemptions or repurchases of shares. For the fiscal year ended October 31, 1995, Distributors retained $24. Distributors may be entitled to reimbursement under the distribution plan of the Fund as discussed below. Except as noted, Distributors received no other compensation from the Fund for acting as underwriter.

PLANS OF DISTRIBUTION

Each class of the Fund has adopted a distribution plan ("Class I Plan" and "Class II Plan," respectively, or "Plan(s)") pursuant to Rule 12b-1 under the 1940 Act.

THE CLASS I PLAN

Pursuant to the Class I Plan, the Fund may pay up to a maximum of 0.15% per annum of its average daily net assets, payable quarterly, for expenses incurred in the promotion and distribution of its shares.

In implementing the Class I Plan, the Board has determined that the annual fees payable thereunder will be equal to the sum of: (i) the amount obtained by multiplying 0.15% by the average daily net assets represented by Class I shares of the Fund that were acquired by investors on or after the Effective Date of the Plan ("New Assets"), and (ii) the amount obtained by multiplying 0.05% by the average daily net assets represented by Class I shares of the Fund that were acquired before the Effective Date of the Plan ("Old Assets"). Such fees will be paid to the current securities dealer of record on the shareholder's account. In addition, until such time as the maximum payment of 0.15% is reached on a yearly basis, up to an additional 0.02% will be paid to Distributors under the Class I Plan. The payments to be made to Distributors will be used by Distributors to defray other marketing expenses that have been incurred in accordance with the Class I Plan, such as advertising.

The fee is a Class I expense so that all Class I shareholders regardless of when they purchased their shares will bear 12b-1 expenses at the same rate. That rate initially will be at least 0.07% (0.05% plus 0.02%) of such average daily net assets and, as Class I shares are sold on or after the Effective Date, will increase over time. Thus, as the proportion of Class I shares purchased on or after the Effective Date increases in relation to outstanding Class I shares, the expenses attributable to payments under the Class I Plan will also increase (but will not exceed 0.15% of average daily net assets). While this is the currently anticipated calculation for fees payable under the Class I Plan, the Class I Plan permits the Trust's trustees to allow the Fund to pay a full 0.15% on all assets at any time. The approval of the Fund's Board of Trustees would be required to change the calculation of the payments to be made under the Plan.

Pursuant to the Class I Plan, Distributors or others will be entitled to be reimbursed each quarter (up to the maximum as stated above) for actual expenses incurred in the distribution and promotion of the Class I shares, including, but not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a prorated portion of Distributors' overhead expenses attributable to the distribution of Class I shares, as well as any distribution or service fees paid to securities dealers or their firms or others who have executed a servicing agreement with the Fund, Distributors or its affiliates.

THE CLASS II PLAN

Under the Class II Plan, the Fund pays to Distributors or others annual distribution fees, payable quarterly, of 0.50% of Class II's average daily net assets, in order to compensate Distributors or others for providing distribution and related services and bearing certain expenses of the Class. All expenses of distribution and marketing over that amount will be borne by Distributors, or others who have incurred them, without reimbursement by the Fund. In addition to this amount, under the Class II Plan, the Fund shall pay 0.15% per annum, payable quarterly, of the Class' average daily net assets as a servicing fee. This fee will be used to pay dealers or others for, among other things, assisting in establishing and maintaining customer accounts and records; assisting with purchase and redemption requests; receiving and answering correspondence; monitoring dividend payments from the Fund on behalf of customers, and similar activities related to furnishing personal services and maintaining shareholder accounts. Distributors may pay the securities dealer, from its own resources, a commission of up to 1% of the amount invested at the time of investment.

IN GENERAL

In addition to the payments to which Distributors or others are entitled under the Plans, the Plans also provide that to the extent the Fund, the Manager or Distributors or other parties on behalf of the Fund, the Manager or Distributors, make payments that are deemed to be payments for the financing of any activity primarily intended to result in the sale of each class of shares of the Fund within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the Plans.

In no event shall the aggregate asset-based sales charges which include payments made under a Plan, plus any other payments deemed to be made pursuant to a Plan, exceed the amount permitted to be paid pursuant to the Rules of Fair Practice of the National Association of Securities Dealers, Inc., Article III, Section 26(d)4.

The terms and provisions of the Plans relating to required reports, term, and approval are consistent with Rule 12b-1. The Plans do not permit unreimbursed expenses incurred in a particular year to be carried over to or reimbursed in subsequent years.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the Plans as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. Such banking institutions, however, are permitted to receive fees under the Plans for administrative servicing or for agency transactions. If a bank were prohibited from providing such services, its customers who are shareholders would be permitted to remain shareholders of the Fund, and alternate means for continuing the servicing of such shareholders would be sought. In such an event, changes in the services provided might occur and such shareholders might no longer be able to avail themselves of any automatic investment or other services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these changes. Securities laws of states in which the Fund's shares are offered for sale may differ from the interpretations of federal law expressed herein, and banks and financial institutions selling shares of the Fund may be required to register as dealers pursuant to state law.

The Plans have been approved in accordance with the provisions of Rule 12b-1. The Plans are effective through February 29, 1996 and renewable annually by a vote of the Board, including a majority vote of the trustees who are non-interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such trustees be done by the non-interested trustees. The Plans and any related agreement may be terminated at any time, without any penalty, by vote of a majority of the non-interested trustees on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the management agreement with the Manager or by vote of a majority of outstanding shares of such class. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

With respect to a Plan, the Plan and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the respective class' outstanding shares, and all material amendments to the Plan or any related agreements shall be approved by a vote of the non-interested trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the Plan and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the Plan should be continued.

For the fiscal year ended October 31, 1995, the total amounts paid by the Fund pursuant to the Class I and Class II Plans were $140,502 and $1,690, respectively, which were used for the following purposes:

                                                                          Dollar
                                                                          Amount

 .............................             Class I           Class II

Advertising..................             $ 27,242          $1,017

Printing and mailing of
prospectuses to other than
current shareholders.........                5,253             243

Payments to underwriters.....    1,115              40

Payments to brokers or dealers             106,892             390


GENERAL INFORMATION

PERFORMANCE

As noted in the Prospectus, each class of the Fund may from time to time quote various performance figures to illustrate the Fund's past performance. It may occasionally cite statistics to reflect its volatility or risk.

Performance quotations by investment companies are subject to rules adopted by the SEC. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by the Fund to compute or express performance follows.

TOTAL RETURN


The average annual total return is determined by finding the average annual compounded rates of return over one- , five- and ten-year periods (or fractional portion thereof) that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum sales charge is deducted from the initial $1,000 purchase order, and income dividends and capital gains are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each one- , five- and ten-year period (or fractional portion thereof) and the deduction of all applicable charges and fees. If a change is made on the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge in effect currently.

In considering the quotations of total return by the Fund, investors should remember that the maximum sales charge reflected in each quotation is a one time fee (charged on all direct purchases) which will have its greatest impact during the early stages of an investor's investment in the Fund. The actual performance of an investment will be affected less by this charge the longer an investor retains the investment in the Fund. The average annual compounded rates of return for the Class I shares of the Fund for the indicated one- and five- year period ended October 31, 1995, were 7.83% and 6.86% and for the period from inception (March 15, 1988) to October 31, 1995, was 6.94%, respectively.


These figures were calculated according to the SEC formula:

                                       n
                                 P(1+T) = ERV

where:

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five-, or ten-year periods at the end of the one-, five-, or ten-year periods (or fractional portion thereof).


As discussed in the Prospectus, the Fund may quote total rates of return in addition to its average annual total return. Such quotations are computed in the same manner as the Fund's average annual compounded rate, except that such quotations will be based on the Fund's actual return for a specified period rather than on its average return over one-, five- and ten-year periods (to the extent applicable). The total rates of return for the Class I shares of the Fund for the one- and five-year periods ending October 31, 1995 were 7.83% and 39.35%, respectively, and the aggregate total return for the period covering its inception (March 15, 1988) to October 31, 1995 was 66.88%. The total rate of return for the Class II shares of the Fund for the period covering its inception (May 1, 1995) to October 31, 1995 was 5.71%.



YIELD

Current yield reflects the income per share earned by the Fund's portfolio investments.


Current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. The yield for the Class I shares and the Class II shares of the Fund for the 30-day period ended on October 31, 1995 were 7.09% and 6.48%, respectively.


These figures were obtained using the following SEC formula:

                                               6
                         Yield = 2 [( a-b + 1 ) - 1]
                                      ----
                                       cd

where

a = dividends and interest earned during the period

b = expenses accrued for the period (net of reimbursements)

c = the average daily number of shares outstanding during the period that were entitled to receive dividends

d = the maximum offering price per share on the last day of the period

CURRENT DISTRIBUTION RATE


Yield which is calculated according to a formula prescribed by the SEC is not indicative of the amounts which were or will be paid to the Fund's shareholders. Amounts paid to shareholders are reflected in the quoted "current distribution rate." The current distribution rate is computed by dividing the total amount of dividends per share paid by the Fund during the past 12 months by the current maximum offering price. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid over the period such policies were in effect, rather than using the dividends during the past 12 months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gains, and is calculated over a different period of time. The current distribution rates for the Class I and Class II shares of the Fund for the fiscal year ended October 31, 1995, based on the maximum offering price, were 6.91% and 6.98%, respectively.


VOLATILITY


Occasionally statistics may be used to specify Fund volatility or risk. Measures of volatility or risk are generally used to compare Fund net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the Standard & Poor's 500 Stock Index(R). A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.


OTHER PERFORMANCE QUOTATIONS


With respect to those categories of investors who are permitted to purchase shares of the Fund at net asset value, sales literature pertaining to the Fund may quote a current distribution rate, yield, total return, average annual total return and other measures of performance as described elsewhere in this SAI with the substitution of net asset value for the public offering price.


Sales literature referring to the use of the Fund as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies. Regardless of the method used, past performance is not necessarily indicative of future results, but is an indication of the return to shareholders only for the limited historical period used.


The Fund may include in its advertising or sales material information relating to investment objectives and performance results of funds belonging to the Templeton Group of Funds. Franklin Resources, Inc. is the parent company of the advisers and underwriter of both the Franklin Group of Funds and Templeton Group of Funds.


COMPARISONS


To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements and other materials regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Such comparisons may include, but are not limited to, the following examples:

a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.


b) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.


c) Lipper- Mutual Fund Performance Analysis and Lipper Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.


d) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

e) Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for equity and fixed income funds.

f) Financial publications: The Wall Street Journal and Business Week, Changing Times, Financial World, Forbes, Fortune and Money magazines - provide performance statistics over specified time periods.

g) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

h) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates - historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, non U.S. and inflation.

i) Salomon Brothers Broad Bond Index or its component indices - The Broad Index measures yield, price, and total return for Treasury, Agency, Corporate, and Mortgage bonds.

j) Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

k) Lehman Brothers Aggregate Bond Index or its component indices - The Aggregate Bond Index or its component indices - The Aggregate Bond Index measures yield, price and total return for Treasury, Agency, Corporate, Mortgage, and Yankee bonds.

l) Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Lehman Brothers and Bloomberg L.P.

m) Yields and total return of other taxable investments including certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts, money market mutual funds, and repurchase agreements.

n) Yields of other countries' government and corporate bonds as compared to U.S. Government and corporate bonds to illustrate the potentially higher returns available outside the United States.

o) Salomon Brothers World Government Bond Index covers the available market for domestic Government bonds worldwide. It includes all fixed-rate bonds with a remaining maturity of one year or longer with amounts outstanding of at least the equivalent of $25 million dollars. The index provides an accurate, replicable fixed income benchmark for market performance. Returns are in local currency.

From time to time, advertisements or information for the Fund may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or information may include symbols, headlines, or other material which highlight or summarize the information discussed in more detail in the communication.


Advertisements or information may also compare the Fund's performance to the return on certificates of deposit or other investments. Investors should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a certificate of deposit issued by a bank. For example, as the general level of interest rates rise, the value of the Fund's fixed-income investments, as well as the value of its shares which are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the Fund's shares can be expected to increase. Certificates of deposit are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.


In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, that the indices and averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its figures. In addition there can be no assurance that the Fund will continue this performance as compared to such other averages.

OTHER FEATURES AND BENEFITS

The Fund may help investors achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college cost and/or other long-term goals. The Franklin College Costs Planner may assist an investor in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. Projected college cost estimates are based upon current costs published by the College Board. The Franklin Retirement Planning Guide leads an investor through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that such goals will be met.


The Fund is a member of the Franklin Templeton Group, one of the largest mutual fund organizations in the United States and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 47 years and now services more than 2.4 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton Worldwide, Inc., a pioneer in international investing. Together, the Franklin Templeton Group has over $130 billion in assets under management worldwide for more than 3.93 million U.S. based mutual fund shareholder and other accounts. The Franklin Group of Funds and the Templeton Group of Funds offers to the public 115 U.S. based mutual funds. The Fund may identify itself by its NASDAQ symbol or CUSIP number.

The Dalbar Surveys, Inc. broker-dealer survey has ranked Franklin number one in service quality for five of the past seven years.


MISCELLANEOUS INFORMATION


As of December 7, 1995, the principal shareholders of the Fund, beneficial or of record, their addresses and the amount of their share ownership were as follows:


                                                  SHARES              PERCENTAGE

FRANKLIN GLOBAL GOVERNMENT INCOME
FUND - CLASS II:

William E. Barrow,                         12,618                7.98%
Michael A. Barrow,
Elizabeth B. Moore TTEES
3506 E. Hwy 16
P.O. Box 99
Sharpsburg, GA 30277-0099

Raymond P. Coppinger                       17,985                11.38%
Lorna L. Coppinger Jr WROS
111 E. Chestnut Hill Rd.
Montague, MA 01351

From time to time, the number of shares of each fund held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

Access persons of the Franklin Templeton Group, as defined in SEC Rule 17(j) under the 1940 Act, who are employees of Resources or its subsidiaries, are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (1) The trade must receive advance clearance from a Compliance Officer and must be completed within 24 hours after this clearance; (2) Copies of all brokerage confirmations must be sent to the Compliance Officer and within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the Compliance Officer; (3) In addition to items (1) and (2), access persons involved in preparing and making investment decisions must file annual reports of their securities holdings each January and also inform the Compliance Officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.


OWNERSHIP AND AUTHORITY DISPUTES

In the event of disputes involving multiple claims of ownership or authority to control a shareholder's account, the Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, prior to executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the Internal Revenue Service in response to a Notice of Levy.

FINANCIAL STATEMENTS


The audited financial statements contained in the Annual Report to Shareholders of the Fund dated October 31, 1995, including the auditors' report, are incorporated herein by reference.




                     FRANKLIN INVESTORS SECURITIES TRUST

                        File Nos. 33-11444 & 811-4986

                                  FORM N-1A

                                    PART C
                              Other Information

Item 24   Financial Statements and Exhibits

   (a) Financial Statements incorporated herein by reference to the Registrant's Annual Report to Shareholders dated October 31, 1995 as filed with the SEC electronically on form type N-30D on December 27, 1995

Franklin Investors Securities Trust

      (i)   Report of Independent Auditors - December 8, 1995

      (ii) Statements of Investments in Securities and Net Assets - October 31, 1995

      (iii) Statements of Assets and Liabilities - October 31, 1995

      (iv)  Statements of Operations - for the year ended October 31, 1995

      (v) Statements of Changes in Net Assets - for the years ended October 31, 1995 and 1994.

      (vi)  Notes to Financial Statements

            Adjustable Rate Securities Portfolios

      (i)   Report of Independent Auditors - December 8, 1995

      (ii) Statements of Investments in Securities and Net Assets - October 31, 1995

      (iii) Statements of Assets and Liabilities - October 31, 1995

      (iv)  Statements of Operations - for the year ended October 31, 1995

      (v) Statements of Changes in Net Assets - for the years ended October 31, 1995 and 1994.

      (vi)  Notes to Financial Statements


b) Exhibits:

The following exhibits are incorporated by reference as noted except 5(v), 5(vi), 6(i), 8(ii), 8(iv), 10(i), 11(I), 11(ii), 15(viii), 15(ix), 16(i),
17(iii), 17(iv), 27(i), 27(ii), 27(iii), 27(iv), 27(v), 27(vi), 27(vii),
27(viii) and 27(ix) which are attached herewith:

      (1)   copies of the charter as now in effect;

            (i)  Agreement and Declaration of Trust dated December 16, 1986
                 Filing: Post-Effective Amendment No. 15 to
                 Registration Statement on Form N-1A
                 File Nos. 33-11444 and 811-4986
                 Filing Date: April 24, 1995

            (ii) Certificate of Amendment to Agreement and Declaration of
                 Trust dated March 13, 1990
                 Filing: Post-Effective Amendment No. 15 to
                 Registration Statement on Form N-1A
                 File Nos. 33-11444 and 811-4986
                 Filing Date: April 24, 1995

            (iii)Certificate of Amendment of Agreement and Declaration of
                 Trust dated March 21, 1995
                 Filing: Post-Effective Amendment No. 15 to
                 Registration Statement on Form N-1A
                 File Nos. 33-11444 and 811-4986
                 Filing Date: April 24, 1995

      (2) copies of the existing By-Laws or instruments corresponding thereto;

            (i)  By-Laws
                 Filing: Post-Effective Amendment No. 15 to
                 Registration Statement on Form N-1A
                 File Nos. 33-11444 and 811-4986
                 Filing Date: April 24, 1995

            (ii) Amendment to By-Laws dated February 28, 1994
                 Filing: Post-Effective Amendment No. 15 to
                 Registration Statement on Form N-1A
                 File Nos. 33-11444 and 811-4986
                 Filing Date: April 24, 1995

      (3) copies of any voting trust agreement with respect to more than five percent of any class of equity securities of the Registrant;

            Not Applicable


      (4) specimens or copies of each security issued by the Registrant, including copies of all constituent instruments, defining the rights of the holders of such securities, and copies of each security being registered;

            Not Applicable

      (5)  copies of all investment advisory contracts relating   to the
           management of the assets of the Registrant;

            (i) Management Agreement dated April 15, 1987 between Franklin Investors Securities Trust and Franklin Advisers, Inc.
                 Filing: Post-Effective Amendment No. 15 to
                 Registration Statement on Form N-1A
                 File Nos. 33-11444 and 811-4986
                 Filing Date: April 24, 1995

            (ii) Administration Agreement dated June 3, 1991 between Franklin
                 Adjustable U.S. Government Securities Fund and Franklin Advisers, Inc.
                 Filing: Post-Effective Amendment No. 15 to
                 Registration Statement on Form N-1A
                 File Nos. 33-11444 and 811-4986
                 Filing Date: April 24, 1995

            (iii)Administration Agreement dated December 26, 1991 between
                 Franklin Adjustable Rate Securities Fund and Franklin Advisers, Inc.
                 Filing: Post-Effective Amendment No. 15 to
                 Registration Statement on Form N-1A
                 File Nos. 33-11444 and 811-4986
                 Filing Date: April 24, 1995

            (iv) Subadvisory Agreement between Franklin Advisers, Inc. and
                 Templeton Investment Counsel, Inc. providing for service to Franklin Investors Securities Trust on behalf of Franklin Global Government Income Fund dated May 1, 1994.
                 Filing: Post-Effective Amendment No. 15 to
                 Registration Statement on Form N-1A
                 File Nos. 33-11444 and 811-4986
                 Filing Date: April 24, 1995

            (v)  Amendment to Administration Agreement between
                 Franklin Investors Securities Trust on behalf of Franklin Adjustable Rate Securities Fund and Franklin Advisers, Inc. dated August 1, 1995

           (vi)  Amendment to Administration Agreement between
                 Franklin Investors Securities Trust on behalf of Franklin Adjustable U.S. Government Securities Fund and Franklin Advisers, Inc. dated August 1, 1995

      (6) copies of each underwriting or distribution contract between the Registrant and a principal underwriter, and specimens or copies of all agreements between principal underwriters and dealers;

             (i) Form of Amended and Restated Distribution Agreement between Registrant and Franklin/Templeton Distributors, Inc.

             (ii) Form of Dealer Agreement between Franklin/ Templeton Distributors, Inc. and securities dealers
                   Registrant: Franklin Federal Tax-Free Income Fund
                   Filing: Post-Effective Amendment No. 17 to Registration Statement on Form N-1A
                   File No. 2-75925
                   Filing Date: March 28, 1995

      (7) copies of all bonus, profit sharing, pension or other similar contracts or arrangements wholly or partly for the benefit of trustees or officers of the Registrant in their capacity as such; any such plan that is not set forth in a formal document, furnish a reasonably detailed description thereof;

            Not Applicable

      (8)   copies of all custodian agreements and depository contracts under
            Section 17(f) of the 1940 Act, with respect to securities and similar investments of the Registrant, including the schedule of remuneration;

            (i) Custody Agreement between Registrant and Bank of America National Trust and Savings Association dated March 12, 1993
                 Filing: Post-Effective Amendment No. 15 to
                 Registration Statement on Form N-1A
                 File Nos. 33-11444 and 811-4986
                 Filing Date: April 24, 1995

            (ii) Amendment to Custodian Agreement between Registrant and Bank of America National Trust and Savings Association dated April 12, 1995

            (iii)Copy of Custodian Agreements between Registrant and Citibank
                 Delaware:
                 1.   Citicash Management ACH Customer Agreement
                 2.   Citibank Cash Management Services Master
                      Agreement
                 3.   Short Form Bank Agreement - Deposits and
                      Disbursements of Funds
                      Registrant: Franklin Premier Return Fund
                      Filing: Post-Effective Amendment No. 54 to Registration on Form N-1A
                      File No. 2-12647
                      Filing Date: February 27, 1995

            (iv) Global Custody Agreement between The Chase
                 Manhattan Bank, N.A. and Franklin Investors
                 Securities Trust on behalf of Franklin Global Government Income Fund dated July 28, 1995

      (9) copies of all other material contracts not made in the ordinary course of business which are to be performed in whole or in part at or after the date of filing the Registration Statement;

            Not Applicable

      (10) an opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will when sold be legally issued, fully paid and nonassessable;

            (i) opinion and consent of counsel dated December 26, 1995

      (11) copies of any other opinions, appraisals or rulings and consents to the use thereof relied on in the preparation of this Registration Statement and required by Section 7 of the 1933 Act;

            (i) Consent of Independent Auditors for Franklin Investors Securities Trust dated December 27, 1995

            (ii) Consent of Independent Auditors for Adjustable Rate
                 Securities Portfolio dated December 27, 1995

      (12) all financial statements omitted from Item 23;

            Not Applicable

      (13) copies of any agreements or understandings made in consideration for providing the initial capital between or among the Registrant, the underwriter, adviser, promoter or initial stockholders and written assurances from promoters or initial stockholders that their purchases were made for investment purposes without any present intention of redeeming or reselling;

            (i)  Letter of Understanding dated April 12, 1995
                 Filing: Post-Effective Amendment No. 15 to
                 Registration Statement on Form N-1A
                 File Nos. 33-11444 and 811-4986
                 Filing Date: April 24, 1995

            (ii) Letter of Understanding relating to Franklin Adjustable Rate
                 Securities Fund
                 Filing: Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A
                 File Nos. 33-11444 and 811-4986
                 Filing Date: June 1, 1992

      (14) copies of the model plan used in the establishment of any retirement plan in conjunction with which Registrant offers its securities, any instructions thereto and any other documents making up the model plan. Such form(s) should disclose the costs and fees charged in connection therewith;

            (i)   Copy of model retirement plan
                  Registrant: AGE High Income Fund
                  Filing: Post-effective amendment No. 26 to Registration Statement on Form N-1A
                  File No. 2-30203
                  Filing Date: August 1, 1989

      (15) copies of any plan entered into by Registrant pursuant to Rule 12b-1 under the 1940 Act, which describes all material aspects of the financing of distribution of Registrant's shares, and any agreements with any person relating to implementation of such plan.

            (i) Distribution Plan between Franklin Global Government Income Fund and Franklin/Templeton Distributors, Inc., effective May 1, 1994
                  Filing: Post-Effective Amendment No. 15 to
                  Registration Statement on Form N-1A
                  File Nos. 33-11444 and 811-4986
                  Filing Date: April 24, 1995

            (ii) Distribution Plan between Franklin Short-Intermediate U.S. Government Securities Fund and Franklin/Templeton Distributors, Inc., effective May 1, 1994
                  Filing: Post-Effective Amendment No. 15 to
                  Registration Statement on Form N-1A
                  File Nos. 33-11444 and 811-4986
                  Filing Date: April 24, 1995

            (iii) Distribution Plan between Franklin Convertible Securities
                  Fund and Franklin/Templeton Distributors, Inc., effective May 1, 1994
                  Filing: Post-Effective Amendment No. 15 to
                  Registration Statement on Form N-1A
                  File Nos. 33-11444 and 811-4986
                  Filing Date: April 24, 1995

            (iv) Amended and restated Distribution Plan between Franklin Adjustable U.S. Government Securities Fund and
                  Franklin/Templeton Distributors, Inc., effective July 1,
                  1993
                  Filing: Post-Effective Amendment No. 15 to
                  Registration Statement on Form N-1A
                  File Nos. 33-11444 and 811-4986
                  Filing Date: April 24, 1995

            (v) Distribution Plan between Franklin Equity Income Fund and Franklin/Templeton Distributors, Inc., effective May 1, 1994
                 Filing: Post-Effective Amendment No. 15 to
                 Registration Statement on Form N-1A
                 File Nos. 33-11444 and 811-4986
                 Filing Date: April 24, 1995

            (vi) Amended and restated Distribution Plan between Franklin
                 Adjustable Rate Securities Fund and Franklin/Templeton Distributors, Inc., effective July 1, 1993
                 Filing: Post-Effective Amendment No. 15 to
                 Registration Statement on Form N-1A
                 File Nos. 33-11444 and 811-4986
                 Filing Date: April 24, 1995

            (vii)Class II Distribution Plan pursuant to Rule 12b-1 on behalf of Franklin Global Government Income Fund effective March 30, 1995
                 Filing: Post-Effective Amendment No. 15 to
                 Registration Statement on Form N-1A
                 File Nos. 33-11444 and 811-4986
                 Filing Date: April 24, 1995




            (viii)Class II Distribution Plan pursuant to Rule 12b-1 on behalf of Franklin Convertible Securities Fund effective September 29, 1995

            (ix) Class II Distribution Plan pursuant to Rule 12b-1 on behalf of Franklin Equity Income Fund effective March 30,
                  1995

      (16) Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22 (which need not be audited).

            (i)  Schedule for computation of performance quotation

      (17) Power of Attorney

            (i) Power of Attorney for Franklin Investors Securities Trust dated February 16, 1995
                 Filing: Post-Effective Amendment No. 15 to
                 Registration Statement on Form N-1A
                 File Nos. 33-11444 and 811-4986
                 Filing Date: April 24, 1995

            (ii) Certificate of Secretary for Franklin Investors
                 Securities Trust dated February 16, 1995
                 Filing: Post-Effective Amendment No. 15 to
                 Registration Statement on Form N-1A
                 File Nos. 33-11444 and 811-4986
                 Filing Date: April 24, 1995

            (iii)Power of Attorney for Adjustable Rate Securities
                 Portfolios dated February 16, 1995

            (iv) Certificate of Secretary for Adjustable Rate
                 Securities Portfolios dated February 16, 1995

       (18) Copies of any plan entered into by registrant pursuant to Rule 18f-3 under the 1940 Act

           (i) Form of multiple class plan
               Filing: Post-effective amendment No. 16 to
               Registration Statement on Form N-1A
               File Nos. 33-11444 and 811-4986
               Filing Date: August 2, 1995

      (27)  Financial Data Schedule Computation

            (i) Financial Data Schedule for Franklin Global
                Government Income Fund - Class I

            (ii) Financial Data Schedule for Franklin Global
                 Government Income Fund - Class II


            (iii)Financial Data Schedule for Franklin Short- Intermediate
                 U.S. Government Securities Fund

            (iv) Financial Data Schedule for Franklin Convertible
                 Securities Fund - Class I

            (v)  Financial Data Schedule for Franklin Convertible
                 Securities Fund - Class II

            (vi) Financial Data Schedule for Franklin Adjustable
                 U.S. Government Securities Fund

            (vii)Financial Data Schedule for Franklin Equity
                 Income Fund - Class I

           (viii)Financial Data Schedule for Franklin Equity Income Fund - Class II

            (ix) Financial Data Schedule for Franklin Adjustable
                 Rate Securities Fund


Item 25.  Persons Controlled by or under Common Control with Registrant

None

Item 26.  Number of Holders of Securities

As of October 31, 1995, the number of shareholders of record of Registrant's shares were as follows:

                                                             Number of Record Holders
                                                                   Class I     Class II
Franklin Global Government Income Fund                             11,287      73
Franklin Short-Intermediate U.S. Government Securities Fund         7,415      N/A
Franklin Convertible Securities Fund                                6,173      18
Franklin Adjustable U.S. Government Securities Fund                26,352      N/A
Franklin Equity Income Fund                                        12,524      37
Franklin Adjustable Rate Securities Fund                              984      N/A

Item 27.  Indemnification

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court or appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.  Business and Other Connections of Investment Adviser.

a) Franklin Advisers, Inc.

The officers and directors of the Registrant's manager also serve as officers and/or directors for (1) the manager's corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in the Franklin Templeton Group of Funds. In addition, Mr. Charles B. Johnson is a director of General Host Corporation. For additional information please se Part B and Schedules A and D of Form ADV of the Funds Investment Manager (SEC File 801-26292), incorporated herein by reference, which sets forth the officers and directors of the Investment Manager and information as to any business, profession, vocation or employment of a substantial nature engages in by those officers and directors during the past two years.

b) Templeton Investment Counsel, Inc.

Templeton Investment Counsel, Inc. ("TICI"), an indirect, wholly owned subsidiary of Franklin Resources, Inc., serves as the Franklin Global Government Income Fund's Sub-adviser, furnishing to Franklin Advisers, Inc. in that capacity, portfolio management services and investment research. For additional information please Part B and Schedules A and D of Form ADV of the Franklin Global Government Income Fund's Sub-adviser (SEC File 801-15125), incorporated herein by reference, which sets forth the officers and directors of the Sub-advisers and information as to any business, profession, vocation or employment of a substantial nature engages in by those officers and directors during the past two years.

Item 29.  Principal Underwriters.

a) Franklin/Templeton Distributors, Inc., ("Distributors") also acts as principal underwriter of shares of Franklin Gold Fund, Franklin Premier Return Fund, Franklin Equity Fund, AGE High Income Fund, Inc., Franklin Custodian Funds, Inc., Franklin Money Fund, Franklin California Tax-Free Income Fund, Inc., Franklin Federal Money Fund, Franklin Tax-Exempt Money Fund, Franklin New York Tax-Free Income Fund, Inc., Franklin Federal Tax-Free Income Fund, Franklin Tax-Free Trust, Franklin California Tax-Free Trust, Franklin New York Tax-Free Trust, Franklin Investors Securities Trust, Institutional Fiduciary Trust, Franklin Value Investors Trust, Franklin Tax-Advantaged International Bond Fund, Franklin Tax-Advantaged U.S. Government Securities Fund, Franklin Tax-Advantaged High Yield Securities Fund, Franklin Municipal Securities Trust, Franklin Managed Trust, Franklin Strategic Series, Franklin International Trust, Franklin Real Estate Securities Trust, Franklin Templeton Global Trust, Franklin Templeton Money Fund Trust, Franklin Templeton Japan Fund, Templeton American Trust, Inc., Templeton Capital Accumulator Fund, Inc., Templeton Developing Markets Trust, Templeton Funds, Inc., Templeton Global Investment Trust, Templeton Global Opportunities Trust, Templeton Growth Fund, Inc., Templeton Income Trust, Templeton Institutional Funds, Inc., Templeton Real Estate Securities Fund, Templeton Smaller Companies Growth Fund, Inc., and Templeton Variable Products Series Fund

Item 32.  Undertakings

(a) Registrant hereby undertakes to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee or trustees when requested in writing to do so by the record holders of not less than 10 per cent of the Registrant's outstanding shares and to assist its shareholders in the communicating with other shareholders in accordance with the requirements of Section 16(c) of the Investment Company Act of 1940.

(b) The Registrant hereby undertakes to comply with the information requirement in Item 5A of the Form N-1A by including the required information in the Fund's annual report and to furnish each person to whom a prospectus is delivered a copy of the annual report upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 28th day of December, 1995.

FRANKLIN INVESTORS SECURITIES TRUST
(Registrant)

By:  Edward B. Jamieson*
     Edward B. Jamieson, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Edward B. Jamieson*    Trustee and Principal Executive Officer
Edward B. Jamieson     Dated:  December 28, 1995

Martin L. Flannagan*   Principal Financial Officer
Martin L. Flannagan    Dated:  December 28, 1995

Diomedes Loo-Tam*      Principal Accounting Officer
Diomedes Loo-Tam       Dated : December 28, 1995

Charles B. Johnson*    Trustee
Charles B. Johnson     Dated:  December 28, 1995

Frank H. Abbott III*   Trustee
Frank H. Abbott III    Dated:  December 28, 1995

Harris J. Ashton*      Trustee
Harris J. Ashton       Dated:  December 28, 1995

S. Joseph Fortunato*   Trustee
S. Joseph Fortunato    Dated:  December 28, 1995

David W. Garbellano*   Trustee
David W. Garbellano    Dated:  December 28, 1995

Rupert H. Johnson, Jr.*Trustee
Rupert H. Johnson, Jr. Dated:  December 28, 1995

Frank W.T. LaHaye*     Trustee
Frank W.T. LaHaye      Dated:  December 28, 1995

Gordon S. Macklin*     Trustee
Gordon S. Macklin      Dated:  December 28, 1995


*By /s/ Larry L. Greene
    Larry L. Greene, Attorney-in-Fact
    Pursuant to Powers of Attorney previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, the undersigned has duly consented to the filing of this Post-effective amendment to the Registration Statement of Franklin Investors Securities Trust to be signed by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 28th day of December, 1995.


ADJUSTABLE RATE SECURITIES PORTFOLIOS

By:  Charles E. Johnson*
     Charles E. Johnson, President


Pursuant to the requirements of the Securities Act of 1933, this consent to the Registration Statement of Franklin Investors Securities Trust has been signed below by the following persons in the capacities and on the dates indicated.


Charles E. Johnson       Trustee and Principal Executive Officer
Charles E. Johnson       Dated:  December 28, 1995

Martin L. Flannagan*     Principal Financial Officer
Martin L. Flannagan      Dated:  December 28, 1995

Diomedes Loo-Tam*       Principal Accounting Officer
Diomedes Loo-Tam        Dated:  December 28, 1995

Charles B. Johnson*      Trustee
Charles B. Johnson       Dated:  December 28, 1995

Frank H. Abbott III*     Trustee
Frank H. Abbott III      Dated:  December 28, 1995

Harris J. Ashton*        Trustee
Harris J. Ashton         Dated:  December 28, 1995

S. Joseph Fortunato*     Trustee
S. Joseph Fortunato      Dated:  December 28, 1995

David W. Garbellano*     Trustee
David W. Garbellano      Dated:  December 28, 1995

Rupert H. Johnson, Jr.*  Trustee
Rupert H. Johnson, Jr.   Dated:  December 28, 1995

Frank W. T. LaHaye*      Trustee
Frank W. T. LaHaye       Dated:  December 28, 1995

William J. Lippman*      Trustee
William J. Lippman       Dated:  December 28, 1995

Gordon S. Macklin*       Trustee
Gordon S. Macklin        Dated:  December 28, 1995



*By /s/ Larry L. Greene
    Larry L. Greene, Attorney-in-Fact
    Pursuant to Powers of Attorney filed herewith.